EXHIBIT 10.3
CERTAIN MATERIAL (INDICATED BY ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT
          This Amended and Restated System Equipment Purchase Agreement (“Agreement”) is made and is effective as of May 24, 2007 (the “Effective Date”), by and between Cricket Communications, Inc. a Delaware corporation (“Cricket”) and Futurewei Technologies, Inc., a Texas corporation (the “Vendor”).
RECITALS:
          A. WHEREAS, Cricket desires to purchase, and to permit its Affiliates to purchase, wireless communications systems, equipment and services pursuant to this Agreement;
          B. WHEREAS, Vendor desires to provide such systems and equipment and related services to Cricket and its Affiliates in accordance with the terms and conditions set forth herein;
          C. WHEREAS, in the near future, Cricket will arrange to have a wholly-owned direct or indirect subsidiary (referred to as “ProCo” in this Agreement), purchase equipment and materials for Cricket and its Affiliates, and the parties therefore wish to provide for such flexibility in this Agreement; and
          D. WHEREAS, Cricket and Vendor are parties to the Previous Agreement pursuant to which wireless PCS systems, equipment and software were purchased or licensed, and the parties now wish to amend and restate the Previous Agreement for purposes of governing future Purchase Orders issued to Vendor on and after the Effective Date, and including the flexibility described above.
          NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, Cricket and Vendor hereby agree as follows:
     SECTION 1. DEFINITIONS
          1.1 Definitions. In addition to the terms listed below, certain additional terms are defined elsewhere in this Agreement and in the Exhibits, and all definitions are subject to the provisions of Section 1.2 hereof. As used in this Agreement, the following terms have the following meanings:
          “Affiliate” means, with respect to a Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person, where “control” or “controlled” means (i) the possession, direct or indirect, of the power to
Cricket Communications Proprietary and Confidential Information

direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or other ownership interest, by contract or otherwise, or (ii) more than 50% of the equity interest in such Person.
          “Agreement” means this Amended and Restated System Equipment Purchase Agreement, together with the Specifications and all Exhibits hereto, together with all amendments, modifications and supplements.
          “Annual Maintenance Fees” means annual fees relating to Software maintenance that are payable after the expiration of the Warranty Period with respect to Software.
          “Applicable Laws” means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, all U.S. or foreign laws, treaties, ordinances, judgments, decrees, injunctions, writs, orders and stipulations of any court, arbitrator or governmental agency or authority and statutes, rules, regulations, orders and interpretations thereof of any federal, state, provincial, county, municipal, regional, environmental or other Governmental Entity, instrumentality, agency, authority, court or other body (i) applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject or (ii) having jurisdiction over all or any part of a System or the Work.
          “Applicable Permits” means any waiver, exemption, zoning, building, variance, franchise, permit, authorization, approval, license or similar order of or from any country, federal, state, provincial, county, municipal, regional, environmental or other Governmental Entity, instrumentality, agency, authority, court or other body having jurisdiction over all or any part of a System or the Work.
          “Backwards Compatible” or “Backwards Compatibility” means (i) with respect to each Software Release for any Product, the ability of all Software previously licensed to any Company for such Product [***] to remain fully functional on such Equipment in accordance with and up to the performance levels to which each was performing immediately prior to the integration with such Software Release, and the ability of such Software Release to interoperate and be fully compatible with all such functionality of all such previously provided Software and with all existing in-service Vendor-provided Products acquired by such Company; (ii) with respect to all Equipment Releases (to the extent of that portion of such Equipment Release that is an Equipment Update or the use of which by any Company is not optional without losing the benefit of the Equipment Release (for purposes of this Agreement, a “Required Equipment Release” means collectively such Equipment Update portion and such non-optional portion of the Equipment Release), the ability of the existing infrastructure to remain fully functional in accordance with and up to the performance levels to which it was performing

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immediately prior to the integration with the Required Equipment Release, and the ability of the Required Equipment Release to interoperate and be fully compatible with all such functionality of such existing infrastructure and (iii) with respect to each Software Release (but only to that portion of such Software Release that is considered a Software Update) and Required Equipment Release, the ability of such Products to comply with the existing interfaces to other third party equipment already deployed in the System and with respect to which Vendor is already in compliance prior to the introduction of such Software Release (but only to that portion of such Software Release that is considered a Software Update) and Required Equipment Release.
          “Base Station (“BTS”)” means the radio Products that handle wireless radio traffic in a designated cell.
          “Base Station Controller (“BSC”)” means the controller Products that control the radio/cellsite equipment.
          “beta testing” means pre-launch testing conducted by any Company in respect of which no payment from customers is made to such Company for the services provided in connection therewith.
          “Business Day” means any day of the year other than a Saturday, Sunday or a United States Federal holiday.
          “Capacity and Performance Warranty” is defined in Section 14.6.
          “Certificate of Final Acceptance” is defined in Section 8.1(e).
          “Certificate of Substantial Completion” is defined in Section 8.1(c).
          “Change Orders” is defined in Section 9.1.
          “Claim” is defined in Section 13.2.
          “Claim Notice” is defined in Section 13.2.
          “Commercial Launch” means the date that the Products provided by Vendor are carrying live, revenue generating commercial traffic, provided that on that date at least [***] of the mutually agreed BTS plan in a Market are covered by Site Installation and Integration Substantial Completion Certificates and that at least [***] of Company’s intended covered POPs in a Market have commercially acceptable coverage.

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Cricket Communications Proprietary and Confidential Information

          “Company” means Cricket, ProCo or any of their respective Affiliates that are Conveyed any Products pursuant to Section 3.7. “Companies” means all Companies.
          “Company Indemnified Parties” is defined in Section 13.2.
          “Competitor” means, in relation to Vendor, any manufacturer of telecommunications equipment.
          “Cure Period” is defined in Section 14.6.
          “Defects and Deficiencies”, “Defects or Deficiencies” or “Defective” or “Deficient” means any one or a combination of the following items or other items of a substantially similar nature:
     (a) when used with respect to the performance of Services, that such Services are not provided in a careful and workmanlike manner and in accordance with the Specifications, using material which is free from defects;
     (b) when used with respect to structures, materials or Products, that such items (i) are not new and of good quality and free from defects in materials and workmanship, or (ii) do not conform to the Specifications, or (iii) with respect to Software, that such Software does not provide the functions and features described in the Specifications; provided, however, that with respect to materials and Products that are replaced or repaired in accordance with any warranty or maintenance provisions of this Agreement, such items may be like-new, refurbished, remanufactured or reconditioned; or
     (c) with respect to all other Work, that the same (i) are not free of defects in workmanship and materials, or (ii) do not conform to the Specifications.
          “Discontinued Product Notice” is defined in Section 10.1.
          “Discontinued Products” is defined in Section 10.1.
          “Documentation” means the Operating Manuals, the Maintenance and Instruction Manuals, the Training Manuals, the “as-built” Site parameters and all other documentation necessary for the operation of the System, any Products or any material part thereof.
          “Dollars” or “U.S. $” or “$” means the lawful currency of the United States of America.
          “EFT” is defined in Section 5.6.
          “Equipment” means all equipment, hardware and other items of tangible personal property (including, without limitation, any Documentation furnished hereunder in
Cricket Communications Proprietary and Confidential Information

respect thereof) which are furnished or required to be furnished by Vendor in accordance with the terms and conditions of this Agreement, including repair and replacement parts.
          “Equipment Update” means a change or modification in any delivered Equipment which fixes or otherwise corrects faults, design shortcomings or shortcomings in meeting the Specifications, corrects bugs or defects, or which is recommended to enhance safety.
          “Equipment Upgrade” means a change or modification or improvement made to Equipment that improves the performance, capacity and capability of such Equipment. An Equipment Upgrade may include an Equipment Update.
          “Exhibits” means the exhibits attached to this Agreement, as the same may be modified or amended from time to time.
          “Extension Period” is defined in Section 8.1(e).
          “Expansions” means any additional Products or Services not comprising part of an Initial System, which may include growth to existing Systems and additional Products and Services.
          “FCC” means the Federal Communications Commission.
          “FCC License” means a license for the provision of wireless telecommunications services or operation of wireless telecommunications systems issued by the FCC.
          “FCC Rules” is defined in Section 6.3.
          “FCC Warranty” is defined in Section 6.3.
          “Final Acceptance” means, with respect to any System or New Technology, the date Cricket signs the Certificate of Final Acceptance.
          “Fit” means physical size or mounting arrangement (for example, electrical or mechanical connections), or, with respect to Software, physical size and interfaces.
          “Force Majeure” is defined in Section 15.
          “Form” means physical shape.
          “Function” means Product features and performance, or with respect to other items, the features and performance of such items.
Cricket Communications Proprietary and Confidential Information

          “Governmental Entity” means the United States federal government or any state or other political subdivision thereof and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
          “Guaranteed Substantial Completion Date” means, with respect to a System or Work, the date by which Substantial Completion of such System or Work must be achieved by Vendor.
          “Hazardous Materials” means material designated as a “hazardous chemical substance or mixture” by the Administrator, pursuant to Section 6 of the Toxic Substance Control Act, a “hazardous material” as defined in the Hazardous Materials Transportation Act (49 U.S.C. 1801, et seq.), or a “hazardous substance as defined in the Occupational Safety and Health Act Communication Standard (29 CFR 1910.1200).
          “Impairment” means any loss or reduction of function, service or performance.
          “In Revenue Service” or “In Revenue” means, with respect to a System, the revenue generating commercial operation of such System, exclusive of operation for purposes of determining compliance with this Agreement or beta testing.
          “Initial Period” is defined in Section 8.1(e).
          “Initial System” means all Products and Services comprising an initial network in a Market.
          “Integration” means the integration of Products with all other Products and third party software and equipment in a System.
          “Installation” means the physical installation and power up of Products at the required Site.
          “Installation and Integration” means the Installation of Products, the integration of Products with all other Products and third party software and equipment in a System, and the successful demonstration of Interoperability of such integrated System.
          “Intellectual Property Rights” is defined in Section 13.2.
          “Interoperability” means the ability of the Products to operate with other Products and to operate with and within a System, all in accordance with the Specifications.
          “Liquidated Damages” is defined in Section 14.1.
          “Losses” means any claims, demands, suits, proceedings, causes of action, damages, costs, expenses, liabilities, reasonable attorneys’ fees, and amounts paid in settlement.
Cricket Communications Proprietary and Confidential Information

          “Maintenance and Instruction Manuals” means the manuals prepared by Vendor and delivered to Cricket pursuant to Section 7.
          “Major Outage” means [***]
          “Market” means a mutually agreed geographic area for which the FCC has issued a license to provide wireless services and in which Vendor provides a System.
          “Material Adverse Effect” is defined in Section 22.2(b).
          “Net Price” means the price after all discounts, credits, other incentives and excluding any freight, taxes, shipping, handling, insurance and similar charges.
          “New Technology” means technology that has not yet been deployed by any Company, but that is (i) available from Vendor or others in the telecommunications industry, or (ii) standardized or close to standardization in the telecommunications industry. The systems, equipment and applications included for New Technology are listed in Exhibit N.
          “OEM Equipment” means (i) any items of non-Vendor equipment made available for sale by Vendor under this Agreement that are not integrated into the Equipment during the manufacturing process; and (ii) non-Vendor software made available for license under this Agreement that is not resident on Vendor Equipment; but in each case excluding equipment or software that is private-labeled by Vendor.
          “Operating Manuals” means the operating and configuration manuals delivered to Cricket pursuant to Section 7 containing detailed procedures and specifications for the operation of any System, any Expansions or any part thereof including, but not limited to, BTS manuals and BSC manuals.
          “Optional Software Features” means Software features for Products available to the Companies on an optional, separate fee basis as set forth in Exhibit E.
          “PCS” means personal communications services authorized by the Federal Communications Commission.
          “Person” means an individual, partnership, limited partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Entity or other entity of whatever nature.
          “PMSI” is defined in Section 3.6.
          “Previous Agreement” means the System Equipment Purchase Agreement, dated as of June 19, 2006 , between Cricket and Vendor.

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Cricket Communications Proprietary and Confidential Information

          “[***]Credit” is defined in Section 5.1(b).
          “Product Change Notice” means a notification issued by Vendor or an Affiliate of Vendor that the Equipment described in such notification is the subject of a design, material, production or engineering Defect or Deficiency.
          “Products” means the collective reference to the Equipment and the Software provided by Vendor or any Subcontractor under this Agreement.
          “Proprietary Information” is defined in Section 24.18.
          “Punch List” means that list prepared in conjunction with any certificate which contains one or more immaterial non-service-affecting items which have not been fully completed as of the date of the accompanying certificate; provided that such incomplete portion of the Work shall not, during its completion, materially impair the normal daily operation of a System in accordance with the Specifications.
          “Purchase Order” means a purchase order given specifying the Products, Services or other items of Work that Vendor is authorized to supply or commence in compliance with the terms of this Agreement.
          “Purchaser” means the entity that submits a Purchase Order hereunder, which may be Cricket or ProCo.
          “Related Entity” is defined in Section 2.7.
          “Release” means any release, version, upgrade, update, enhancement, bug fix or other issuance.
          “RF” means radio frequency.
          “RTM License” is defined in Section 11.6.
          “RTU License” is defined in Section 11.1.
          “Services” means the collective reference to all of the services to be furnished by Vendor as part of the Work including, but not limited to all design, engineering, network planning, construction, interoperability, supply, delivery, Installation and Integration, testing, training, repair, maintenance, de-installation and removal, technical and other support services, and any and all other services to be furnished by Vendor as part of the Work in accordance with the terms of this Agreement.
          “Site” means the physical location of a System Facility.

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Cricket Communications Proprietary and Confidential Information

          “Site Installation and Integration Substantial Completion Certificate” is defined in Section 8.1(b).
          “Software” means (a) the software licensed pursuant to the terms of this Agreement, (b) all Releases with respect to such software, and (c) all Documentation furnished hereunder in respect of clauses (a) or (b) of this definition.
          “Software Update” means any updates to the Software relating to Vendor’s Warranty and Software maintenance obligations hereunder or which correct bugs or defects in the Software, or otherwise to correct shortcomings in the Software.
          “Source Code” means any version of Software incorporating high level or assembly language that generally is not directly executable by a processor.
          “Spare Parts” means the spare and replacement hardware, parts and Equipment provided by Vendor.
          “Spare Parts Kit” is defined in Exhibit B.
          “Specifications” means the collective reference to the product description documentation and performance standards (including all of the Services and Products) as set forth in this Agreement and the Exhibits including, without limitation, Exhibits L and Q; provided that (i) the Specifications shall be deemed to include a requirement that all of the Products and Services shall be reasonably in accordance with ANSI, ITU, and other applicable industry standards as required for performance to the Specifications for all Products provided hereunder, except when otherwise stated in a specific Exhibit or Specifications or otherwise agreed by the parties, and (ii) with respect to Services and Products for which product descriptions and performance standards are not provided and listed in a specific Exhibit, the term “Specifications” shall refer to Vendor’s published specifications in respect thereof.
          “Subcontractor” means a contractor, vendor, supplier, licensor or other Person that is not an Affiliate of Vendor, having a direct or indirect contract with Vendor or with any other Subcontractor of Vendor who has been hired by or for Vendor to assist Vendor in the performance of its obligations under this Agreement.
          “Substantial Completion” means the time at which Cricket signs the Certificate of Substantial Completion.
          “Support Period” is defined in Section 10.1.
          “Switch” means the Vendor’s Mobile Switch Center Emulation (MSCe) and Media Gateway (MGW) Equipment that handles functions including, but not limited to, call processing, inter-system signaling, and bearer establishment, and which interfaces to the home location register (HLR), BSCs, PSTN, products that provide enhanced features and functionalities, and other switches.
Cricket Communications Proprietary and Confidential Information

          “System” means (i) all wireless PCS systems provided by Vendor pursuant to the Previous Agreement, and (ii) each Initial System (and all Sites, Expansions, Services and other Work related to or forming a part of such Initial System) provided by Vendor hereunder. A “System” may also be referred to as a “Network” or “network.”
          “System Facility” means the structures, improvements, foundations, towers, and other facilities necessary to house or hold any related Products and other equipment to be located at a particular location; and may also be referred to as a “Network Facility” or “network facility.”
          “Taxes” is defined in Section 5.2.
          “Term” means the period commencing on the Effective Date and ending five (5) years therefrom, unless terminated earlier in accordance with the terms and conditions hereof, or unless extended by the mutual written consent of the parties hereto.
          “Training” is defined in Section 7.4.
          “United States” means the 50 states, the District of Columbia, the Commonwealth of Puerto Rico, Guam, the Virgin Islands, American Samoa, and any other territory or possession of the United States.
          “Vendor” has the meaning set forth in the heading to this Agreement, or any abbreviation thereof.
          “Vendor Developments” is defined in Section 12.3.1.
          “Warranty” means any one or more of the Products and Services Warranty, Software Backwards Compatibility Warranty, Equipment Backwards Compatibility Warranty, FCC Warranty and the Capacity and Performance Warranty.
          “Warranty Period” means (a) with respect to all Products and Services comprising part of or furnished with respect to an Initial System (but excluding Expansions), a period of eighteen (18) months from and after the date of Substantial Completion of such Initial System, provided, however that if prior to Final Acceptance of such Initial System a Major Outage occurs, such eighteen (18) month period shall be extended by the number of days elapsed between Substantial Completion of such Initial System and the date Cricket signs the Certificate of Final Acceptance with respect to such Initial System; (b) with respect to all Expansions (including Software Releases and Equipment Releases) for which Vendor provides Installation Services or Integration Services, a period of eighteen (18) months from and after the successful Installation or Integration of such Products, as applicable (c) with respect to all Expansions (including Software Releases and Equipment Releases) for which Vendor does not provide Installation Services or Integration Services, a period of eighteen (18) months from and after the date of shipment of such Expansions to a Company’s Site, (d) with respect to all Services not included in the foregoing clauses (a), (b) or (c), eighteen
Cricket Communications Proprietary and Confidential Information

(18) months from and after the completion of such Services, (e) with respect to New Technology, a period of eighteen (18) months from and after the date of Substantial Completion of such New Technology, and (f) with respect to Spare Parts, a period of eighteen (18) months from and after such Spare Parts are placed into service in a System. With respect to Spare Parts, Cricket shall, to the extent that Vendor cannot obtain this information through its own monitoring and maintenance procedures, notify Vendor on a quarterly basis of the serial number or other identifying information of all Spare Parts placed into service during the prior quarter, together with the date each such Spare Part was placed into service.
          “Withdraws” means Vendor or any successor entity to Vendor or Vendor’s Code Division Multiple Access (“CDMA”) products makes a public announcement or confirmation that it is or has discontinued sales or support activities in the United States with respect to CDMA products; provided however, that the term “Withdraw” shall not include any merger or joint venture between Vendor and a third party if such successor, third party or joint venture continues to engage in sales and support activities in the United States with respect to Vendor’s CDMA products.
          “Work” means the furnishing of Products and the performance of Services hereunder, and all other related activities and obligations required to be performed by Vendor pursuant to this Agreement.
          1.2 Other Definitional Provisions. (a) When used in this Agreement, unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings set forth herein. Terms defined in the Exhibits are deemed to be terms defined herein; provided that in the case of any terms that are defined both in this Agreement or an Exhibit, the definitions contained in the main body of this Agreement shall supersede such other definitions for all purposes of this Agreement; provided further, that definitions contained in any Exhibit shall control as to such Exhibit.
          (b) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole (including Exhibits and schedules) and not to any particular provision of this Agreement and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. Reference herein to “Section” shall mean any and all subsections thereof. The word “including” shall also mean “including without limitation.” The conjunction “or” shall be understood in its inclusive sense (and/or).
          (c) The meanings given to terms defined in this Agreement are applicable to both the singular and plural forms of such terms. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.
Cricket Communications Proprietary and Confidential Information

     SECTION 2. SCOPE OF WORK, RESPONSIBILITIES
          2.1 Scope of Work. During the Term, Vendor shall perform all Work in accordance with Purchase Orders issued to Vendor from time to time under this Agreement and in accordance with the statement of work for such Work. Each statement of work will be substantially in accordance with the sample attached as Exhibit A. Vendor shall be responsible for providing in accordance with the terms of this Agreement any and all items and services which are expressly described in this Agreement or in the Exhibits. Vendor shall furnish all labor, materials, tools, transportation and supplies required to complete its obligations in accordance with this Agreement.
          2.2 Review of Agreement. Vendor and Cricket have examined in detail and carefully studied and compared the Agreement with all other information furnished by the other party and has promptly reported to the other any material errors, inconsistencies or omissions so discovered or discovered by any of its Subcontractors.
          2.3 Eligibility under Applicable Laws and Applicable Permits. Vendor shall be responsible for ensuring that Vendor and its Subcontractors are and remain eligible under all Applicable Laws and Applicable Permits to perform the Work under this Agreement in the various jurisdictions involved including, to the extent that Vendor will be responsible for construction for any particular component of the Work, all such construction will be done in accordance with all applicable Federal Communications Commission requirements. Each party shall be responsible for obtaining and maintaining in full force and effect the Applicable Permits listed as its responsibility in the applicable Exhibits.
          2.4 Further Assurances. Vendor shall execute and deliver all reasonable further instruments and documents, and will, in good faith, consider all reasonable requests for further action, including, but not limited to, assisting the Companies in filing notices of completion with the appropriate state and local Governmental Entity that may be necessary or that Cricket or any other Company may reasonably request in order to enable such Company or Vendor to complete performance of the Work or to effectuate the purposes or intent of this Agreement. All such requests shall be addressed pursuant to the Change Order procedures described below in Section 9.
          2.5 Liens and Other Encumbrances. (a) Vendor covenants and agrees to:
          (i) except as provided in Section 3.6, protect and keep free all Systems, Work, Expansions or any and all interests and estates therein acquired by a Purchaser from Vendor, and all improvements and materials now or hereafter placed thereon under the terms of this Agreement, from any and all claims, liens, charges or encumbrances of the nature of mechanics, labor or materialmen liens or otherwise arising out of or in connection with the performance by Vendor of this Agreement or any performance by any Subcontractor, and to promptly have any such lien released by bond or otherwise; and
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          (ii) give notice of this subsection to each Subcontractor before such Subcontractor furnishes any labor or materials for any System.
          (b) If any laborers’, materialmen’s, mechanics’, or other similar lien or claim thereof is filed by any Subcontractor, Vendor shall use it best commercial efforts to cause such lien to be satisfied or otherwise discharged, or shall file a bond in form and substance satisfactory to Cricket in lieu thereof within ten (10) Business Days of Vendor’s receipt of notice of such filing. If any such lien is filed or otherwise imposed, and Vendor does not cause such lien to be released and discharged forthwith, or file a bond in lieu thereof, then, without limiting any Company’s available remedies, any Purchaser has the right, but not the obligation, to pay all sums necessary to obtain such release and discharge or otherwise cause the lien to be removed or bonded to such Purchaser’s satisfaction, and to retain such funds from any payment then due or thereafter to become due to Vendor.
          (c) Cricket and each other Company reserves the right to post or place within any System notices of non-responsibility or to do any other act required by Applicable Law, to exempt such Company from any liability to third parties by reason of any work or improvements to be performed or furnished hereunder; provided that failure by any such Company to do so shall not release or discharge Vendor from any of its obligations hereunder.
          2.6 Duty To Inform Itself Fully; Waiver of Defense. Each party shall be deemed to have notice of and to have fully examined and approved the Specifications, the Exhibits and all other documents referred to herein, and all drawings, specifications, schedules, terms and conditions of this Agreement, regulations and other information in relation to this Agreement or any amendments, modifications or supplements thereto at all times on or after the Effective Date and to have fully examined, understood and satisfied itself as to all information of which it is aware and which is relevant as to the risks, contingencies and other circumstances which could affect this Agreement and in particular the Installation of any System or any part thereof.
          2.7 Joint Ventures and Designated Entities. Any Company may from time to time invest in or provide management services to joint ventures and other third parties that hold licenses from the FCC or that are engaged in the build-out or operation of wireless systems (such third parties, including other entities that qualify as a “Designated Entity,” “Entrepreneur,” Small Business” or “Very Small Business” under FCC Rules, being “Related Entities”). Vendor agrees, at Cricket’s request, to promptly enter into one or more agreements with each Related Entity for the provision of equipment, software and services to such Related Entity on substantially the same terms and conditions as set forth in this Agreement. However, Vendor reserves the right to make a reasonable business evaluation of such Related Entities credit standing and to insure that the Related Entity is not a manufacturer of telecommunications equipment, competing against Vendor in the same markets, prior to entering into such agreements, provided, however, that in the event a Related Entity does not meet the credit standing requirements established by Vendor, then
Cricket Communications Proprietary and Confidential Information

each such Related Entity will be entitled to deposit with Vendor a sum equal to [***], and Vendor will then promptly enter into an agreement with such Related Entity on substantially the same terms and conditions as set forth in this Agreement.
     SECTION 3. PURCHASE ORDERS AND SCHEDULES
          3.1 Purchase Orders. All Purchase Orders under this Agreement shall be submitted by a Purchaser. Each Purchaser may deliver Purchase Orders to Vendor at any time and from time to time during the Term. Such Purchase Orders shall be sent to Vendor either by certified mail, electronic transmission or another mutually acceptable manner to the following address:
          Futurewei Technologies Inc.,
          1700 Alma Drive, Suite 100
          Plano Texas, 75075
All Purchase Orders shall be governed by the terms and conditions of this Agreement, unless otherwise agreed by the parties in writing. Each Purchase Order shall reference this Agreement and specify, in reasonable detail, the Products, Services or other items of Work to be provided by Vendor. All Purchase Orders shall be deemed to incorporate and be subject to the terms and conditions of this Agreement unless otherwise agreed in writing. All Purchase Orders, including electronic orders, shall contain the information necessary for Vendor to fulfill the order. Vendor shall comply with all purchasing requirements set forth in Exhibit P. No provision or data on any Purchase Order or any Vendor order acknowledgment, or contained in any documents attached to or referenced the Purchase Order or order acknowledgment or any subordinate document (such as shipping releases), which is inconsistent with the terms of this Agreement shall be binding, except data necessary for Vendor to fill the order.
          3.2 Delivery under the Agreement. Vendor shall complete the Work specified in each Purchase Order in accordance with the terms and conditions of this Agreement.
          3.3 Order Acceptance. All Purchase Orders shall be subject to Vendor’s acceptance, provided that (a) Vendor may not reject any Purchase Orders placed in accordance with the terms of this Agreement and the agreed upon lead times for Products as described in Exhibits I and U, and (b) any Purchase Order issued by a Purchaser and not properly rejected in writing within ten (10) Business Days of the transmission of such Purchase Order to Vendor shall be deemed accepted by Vendor. Electronic Purchase Orders shall be binding on the submitting Purchaser and Vendor notwithstanding the absence of a signature, provided that the parties have implemented a mutually acceptable electronic order process and such orders deemed to be binding have been issued by a Purchaser and accepted by Vendor in accordance with the process agreed upon by the parties.

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Cricket Communications Proprietary and Confidential Information

          Changes made by a Purchaser to an accepted Purchase Order that affect Vendor’s ability to meet its obligations under the Purchase Order, any price, shipment date, or completion date quoted by Vendor with respect to such Purchase Order is subject to change and shall be addressed pursuant to the Change Order provisions below in Section 9.
          3.4 Forecasts. Purchaser shall provide to Vendor periodic (as mutually agreed to) forecasts of Purchaser’s projected Product needs.
          3.5 Inventory Control and Bar-coding. Vendor shall, at no additional charge, pack and mark shipping containers in accordance with its standard practices for domestic shipments. Vendor shall (a) enclose a packing memorandum with each shipment and, if the shipment contains more than one package, identify the package containing the memorandum, and (b) mark Products as applicable for identification in accordance with Vendor’s marking specifications (for example, model/serial number and month, year of manufacture).
          3.6 Purchase Money Security Interest. Each Purchaser hereby grants to Vendor a purchase money security interest (“PMSI”) on and in each item of Equipment purchased by such Purchaser from Vendor hereunder until such time as Vendor receives payment in full in accordance with this Agreement for such Equipment. Accordingly, the applicable PMSI and all related liens on a given item of Equipment purchased hereunder shall be deemed automatically released in full by Vendor upon Vendor’s receipt of payment for such item of Equipment, and no PMSI shall attach to any item of Equipment purchased hereunder for which Vendor has received full payment in advance. Vendor shall, at Vendor’s expenses execute, deliver and file any documents, instruments and certificates reasonably requested by any Purchaser in order to evidence the release of the PMSI and the removal of any related liens.
          3.7 Conveyance of Equipment. Vendor acknowledges and agrees that (a) a Purchaser may, and each other Company may, sell, transfer, assign, lease, license, sublicense, or convey (“Convey” or “Conveyance”) Products to any of such Purchaser’s Affiliates, and (b) any owner of any Equipment may Convey such Equipment to any third party with thirty (30) days prior written notice to Vendor, and with Vendor having the right to insure that such third party is not a manufacturer of telecommunications equipment, competing with Vendor in the same markets.
     SECTION 4 SUBCONTRACTORS
          4.1 Subcontractors. Vendor may subcontract any portion of its obligations under this Agreement, but no such subcontract shall relieve Vendor from primary responsibility and liability for the performance of Vendor’s covenants and obligations under this Agreement. Regardless of whether or not Vendor obtains approval with respect to use of a Subcontractor or whether Vendor uses a Subcontractor recommended by other party hereunder, use by Vendor of a Subcontractor shall not, under any circumstances: (i) give rise to any claim by Vendor against any Company if such Subcontractor breaches its
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subcontract or contract with Vendor; (ii) give rise to any claim by such Subcontractor against any Company; (iii) create any contractual obligation by any Company to the Subcontractor; (iv) give rise to a waiver by the Purchaser of its rights to reject any Defects or Deficiencies or Defective Work; or (v) in any way release Vendor from being solely responsible for the Work to be performed under this Agreement.
          4.2 Vendor’s Liability. Vendor is responsible for all of its obligations under this Agreement, including the Work, regardless of whether a subcontract or supply agreement is made or whether Vendor relies upon any Subcontractor to any extent. Vendor’s use of Subcontractors for any of the Work shall in no way increase Vendor’s rights or diminish Vendor’s liabilities under this Agreement, and in all events, except as otherwise expressly provided for herein, Vendor’s rights and liabilities hereunder shall be as though Vendor had itself performed such Work. Vendor shall be liable for any delays caused by any Subcontractor as if such delays were caused by Vendor.
          4.3 Company’s Liability. Company is responsible for all of its obligations under this Agreement, including facility readiness and access. If the facility is not ready, or accessible per schedule, Company will be responsible to notify Vendor twenty four hours in advance of scheduled site visit, or may be invoiced for any additional actual travel, living and man-hour and equipment delivery costs incurred by Vendor. Similarly, in the event Vendor or its Subcontractors are not able to fully comply with time commitments, Vendor will give Company twenty four hours advance notice of any delay, or may be invoiced for actual travel, living, and man-hour and equipment delivery costs incurred by Company.
          4.4 No Effect of Inconsistent Terms in Subcontracts. The terms of this Agreement shall in all events be binding upon Vendor regardless of and without regard to the existence of any inconsistent terms in any agreement between Vendor and any Subcontractor or whether or not and without regard to the fact that any other party hereunder may have directly or indirectly had notice of any such inconsistent term.
          4.5 Assignability of Subcontracts to Cricket. Vendor shall use reasonable efforts to have each agreement between Vendor and a Subcontractor contain a provision stating that, in the event that Vendor is terminated for cause, convenience, abandonment of this Agreement or otherwise, (i) each Subcontractor shall continue its portion of the Work as may be requested by Cricket and (ii) such agreement may be assumed without penalty to Cricket and, in order to create security interests, may be assigned by Cricket to third parties designated by Cricket, in either case at the option of Cricket and for the same price and under the same terms and conditions as originally specified in such Subcontractor’s agreement with Vendor.
          4.6 Removal of Subcontractor or Subcontractor’s Personnel. Cricket has the right at any time to request removal of a Subcontractor or any of a Subcontractor’s personnel from Work on the System upon reasonable grounds and reasonable prior notice to Vendor. Such request (a “Request for Removal”) shall be in writing and shall specify Cricket’s reasoning therefor. Vendor promptly shall issue a written response to any such Request for Removal, specifying the reasoning for its disagreement or agreement, as the case may be,
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with the reasoning contained in the Request for Removal. If the parties fail to agree, this matter shall be handled in accordance with the dispute resolution procedures in Section 21. The exercise of such right by Cricket shall have no effect on the provisions of Sections 4.1 and 4.2.
          4.7 Subcontractor Insurance. Vendor shall require its Subcontractors to obtain, maintain and keep in force, during the time they are engaged in providing Products and Services hereunder, insurance coverage as set forth on Exhibit G (provided that the maintenance of any such Subcontractor insurance shall not relieve Vendor of its other obligations pursuant to this Agreement). Vendor shall, upon Cricket’s request, furnish Cricket with evidence of such insurance in form and substance reasonably satisfactory to Cricket.
          4.8 Review and Approval not Relief of Vendor Liability. No inspection, review or approval by any Company permitted under this Agreement of any portion of the Work shall relieve Vendor of any duties, liabilities or obligations under this Agreement, but nothing contained in this Section shall be deemed a bar of any waiver given to Vendor pursuant to and in accordance with the terms of this Agreement.
          4.9 Vendor Warranties. Except as otherwise expressly provided in Section 16, all warranties of Vendor in this Agreement shall be deemed to apply to all Work performed by any Subcontractor as though Vendor had itself performed such Work and to all Products supplied by any third-party vendor or other subcontractor as though Vendor itself had supplied such Products. Except as otherwise specifically provided in Section 16, the parties agree that such warranties shall not be enforceable merely on a “pass-through” basis but that any Company may, but shall not be obligated to, enforce such warranties of any Subcontractor to the extent that the Company determines that Vendor is not paying or performing its warranties; provided that any such election by a Company shall not relieve Vendor from any obligations or liability with respect to any such warranty.
          4.10 Payment of Subcontractors. Vendor shall make all payments that it is contractually required to make to all Subcontractors (except in the case of legitimate disputes between Vendor and any such Subcontractor arising out of the agreement between Vendor and such Subcontractor) in accordance with the respective agreements between Vendor and its Subcontractors such that no Subcontractor shall be in a position to enforce any liens or other rights against any Company, the System, any Products or any part thereof.
          4.11 Copies. Subject to any confidentiality obligations required by third party providers, including Subcontractors, Vendor will use its good faith, reasonable efforts to provide Cricket with any and all relevant agreements, understandings, subcontracts and other documents pertaining to the provision of Products or Services by a Subcontractor which the Companies may reasonably require in order for them to be provided with the information necessary to exercise any of their rights under this Agreement.
          4.12 Benefit of Subcontracts. In addition to anything else provided for in this Agreement, Vendor shall ensure that Cricket shall be entitled to the following benefits
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and rights of Vendor under its contracts with any applicable third-party vendors or other Subcontractors: all rights to conduct in-house tests, to receive notice of upgrades and enhancements and to purchase spare parts; provided however, that Vendor shall maintain sole responsibility for all obligations and duties under all such contracts.
     SECTION 5. PRICES AND PAYMENT
          5.1 Prices. (a) The prices for the Products, Services and other items of Work are set forth in Exhibit C. The prices for all Products, Services and Systems set forth in the Exhibits, including, without limitation Exhibits B, D, E, F, H, J, and K, include all optional and non-optional features, functions and services required for the proper functionality of such Products, Services and Systems in accordance with the Specifications.
          (b) [***]. [***] In the event that the covenant of Vendor in the foregoing sentence is breached at any time, then, with respect to each such breach, each Purchaser shall be entitled to take a credit against payments with respect to future Purchase Orders submitted by such Purchaser equal to the amount of the excess of [***] (the “[***]Credit”). This [***] Credit may be utilized by Purchaser at any time during the following four (4) year period or until such credit has been fully satisfied, whichever occurs earlier. It is understood that in no event, will any credit be due for any retroactive period prior to the date of breach under this section. It is further agreed that if Vendor voluntarily chooses to [***] to Purchaser, during the term of this Agreement, unrelated to any breach under this section, no retroactive credit will occur.
          5.2 Taxes. Each Purchaser shall reimburse Vendor for all present or future sales taxes (“Taxes”) that are imposed on and paid by Vendor by any Governmental Entity as a result of the provision of Products and Services to such Purchaser under this Agreement, provided, however, that no Purchaser shall be liable for or shall pay or reimburse Vendor for (i) any Taxes on or measured by the income or receipts of Vendor, and (ii) any import or export taxes, fees, imposts or charges imposed by any foreign or United States Governmental Entity on any of the Products or Services furnished hereunder. If a Purchaser shall pay Taxes for which Vendor is entitled to claim a refund or credit, then Vendor shall reimburse to such Purchaser an amount equal to such refund or credit.
          5.3 Payment. Payment for the Products and Services to be supplied pursuant to this Agreement shall occur as follows (in each case following the Purchaser’s receipt of an invoice by Vendor which shall properly document, to the reasonable satisfaction of the Purchaser, all the items included):
          (a) Initial Systems and New Technology
     (i) Products for Initial Systems and New Technology provided hereunder:

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     Vendor will invoice Purchaser one hundred percent (100%) of the price of Products ordered upon delivery of the Products to such Purchaser’s initial designated delivery location or to Purchaser’s designated warehouse; One hundred percent (100%) of Service ordered upon Substantial Completion, unless a punch list is issued upon such Substantial Completion, ninety percent (90%) of Service ordered should be paid upon such Substantial Completion, ten percent (10%) after ninety (90) days beyond Substantial Completion of Services, unless the Agreement provides for invoicing in advance, or the Services continue beyond ninety (90) days, in which case Vendor shall invoice Company at the end of each calendar month for Services performed in that month.
          (b) Expansions:
     (1) 100% of the amount of Purchase Orders with respect to Products pursuant to an Expansion shall be invoiced upon delivery of such Products to the initial location specified in the relevant Purchase Order or to Purchaser’s designated warehouse;
     (2) 100% of the amount of all completed Purchase Orders with respect to Services pursuant to an Expansion shall be invoiced upon completion of such Services.
          (c) Subcontracted Services: Services provided by Subcontractors shall be invoiced as performed, or as soon thereafter as practical but in no event more frequently than monthly.
          (d) Payment of Invoices. Each invoice shall be due and payable thirty (30) days after receipt by the Purchaser of a true, accurate and complete invoice, unless and to the extent the amount in question is disputed. If any portion of an amount due to Vendor is subject to a bona fide dispute, the Purchaser will pay to Vendor on or before the date such amount is due all amounts not disputed.
          5.4 No Payment in Event of Material Breach. Notwithstanding any other provision herein to the contrary, no Purchaser shall have any obligation to make any payment for any Work with respect to which Vendor is in material breach of this Agreement with the sole fault of Vendor until and unless such breach is cured or waived in accordance with the terms of this Agreement. In the event of any such dispute, such dispute shall be decided pursuant to the provisions of Section 21 and any related payment obligations shall be suspended until the dispute is resolved.
          5.5 In Revenue Payments. At any time any Company may, in its sole discretion, decide to place a System into In Revenue Service. Such placement into In Revenue Service shall constitute Substantial Completion only for purposes of the payment obligations above, but shall not in any way relieve Vendor of any of its obligations under
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this Agreement, nor shall such In Revenue Service trigger the commencement of the Initial Period.
          5.6 Currency and Place of Payment. Payments under this Agreement shall be made in US dollars and if such method of payment is acceptable to the Purchaser, the Purchaser shall pay all amounts due Vendor hereunder using Electronic Funds Transfer (“EFT”). EFT payments by a Purchaser shall be made to such account as is designated by Vendor in writing.
     SECTION 6. SERVICES
          6.1 Transportation. Vendor shall at Vendor’s sole cost and expense provide for the transportation and delivery to the Sites of all the Products to be delivered pursuant to, and in accordance with, each Purchase Order and the terms of this Agreement. Vendor will provide Equipment and will also be responsible for delivery of all Products to Purchaser’s initial specified location. Purchaser shall provide a detailed location address to Vendor before shipment. The Equipment shall be delivered to such Purchaser’s initial location at Vendor’s cost; if such initial specified location is Purchaser’s designated warehouse, Purchaser will be responsible for the delivery from warehouse to installation site; if such initial specified location is the final installation Site, such Site must be ready to receive the Equipment within 30 days after such Equipment arrives at Vendor’s warehouse. If the Site can not be ready within 30 days, that Equipment will be delivered to Purchaser’s designated warehouse at Vendor’s cost, the corresponding cost and expense for the transportation from Purchaser’s warehouse to the specified location for such delivery shall be borne by Purchaser. In the event of any unusual Site selections or requirements which require transportation arrangements out of the ordinary course having regard to normal industry standards and practices (such as crane requirements, helicopter transportation requirements to a remote setting, etc.), Vendor shall arrange, subject to the Purchaser’s prior approval, for such exceptional transportation requirements from local staging facilities or warehouse locations to the unusual Site. Vendor shall notify the Purchaser that it believes, in good faith, that exceptional transportation arrangements are necessary in the circumstances, and Vendor will consult with the Purchaser on an approved course of action to complete delivery. The Purchaser shall be responsible for all costs with respect to such exceptional transportation requirements in excess of transportation costs applicable to a standard Site.
          6.2 Services. Vendor shall provide the Services ordered by a Purchaser in accordance with the provisions of the Exhibits in respect of such Services. The prices for each of the Services set forth in the Exhibits include all other services that are related or incident to the Services set forth in the Exhibits, except to the extent expressly excluded in the respective Exhibit describing the Services.
          6.3 No Interference. Vendor shall install all Equipment and build each of the Systems so as to cause no unauthorized interference with or obstruction to lands and thoroughfares or rights of way on or near which the installation work may be performed. Vendor shall exercise every reasonable safeguard to avoid damage to existing facilities, and
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if repairs or new construction are required in order to replace facilities damaged by Vendor due to its negligence or willful misconduct, such repairs or new construction shall be at Vendor’s sole cost and expense. Vendor understands that many of the Sites may be co-located with other RF transmission facilities and Vendor shall take all necessary precautions and safety measures to ensure the safety of all of Vendor’s and Subcontractors’ personnel at such Sites.
          Vendor represents and warrants that all Products furnished hereunder shall comply, to the extent required, with the requirements of the Federal Communication Commission’s Rules and Regulations (the “FCC Rules”) pertaining to Commercial Mobile Radio Service providers and equipment manufacturers in effect as of the date of delivery of such Product to the Purchaser, including Parts 24 and 27 of the FCC Rules. In addition, Vendor represents and warrants that each Product furnished hereunder shall comply, to the extent required, with (i) the requirements of Part 15 of the FCC Rules in effect as of the date of delivery of such Product to the Purchaser, including those sections concerning the labeling of such Product and the suppression of radio frequency and electromagnetic radiation to specified levels, and (ii) Part 20 of the FCC Rules in effect as of the date of delivery of such Product to the Purchaser, including those sections relating to 911 and E911 services. The foregoing warranties are collectively referred to as the “FCC Warranty”.
          Vendor shall, when appropriate, have reasonable access to each Company’s premises during normal business hours and at such other times as may be agreed upon by the parties in order to enable Vendor to perform its obligations under this Agreement. Vendor shall coordinate such access with the Company’s designated representative prior to visiting such premises. Vendor agrees to instruct its employees to comply with all site rules while on a Company’s premises. The employees and agents of Vendor shall, while on any Company’s premises, comply with all site rules and guidelines including, but not limited to, where required by government regulations. No party shall require waivers or releases of any personal rights from representatives of the other in connection with visits to its premises, and no such releases or waivers shall be pleaded by any party in any action or proceeding.
          For purposes of this Section, all references to “Company’s premises” and other similar references shall be deemed to refer to any location where a Site is to be located, which may include land or buildings owned or leased by any Company. To the extent that a Company does not own the premises, Vendor’s obligations to adhere to site rules and guidelines shall include, without limitation, those rules and guidelines required by the owner, landlord or property manager having care and control of such premises, which the Company has provided to Vendor in advance of the commencement of the applicable Work hereunder.
     SECTION 7. MANUALS, ENGINEERING DRAWINGS AND TRAINING
          7.1 Documentation. Vendor shall provide the Documentation listed in Exhibits T and R. The Documentation shall be prepared in accordance with the relevant
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Specifications. Operating Manuals with up-to-date drawings, specifications and design sheets shall be available for the Training as set forth in Section 7.4.
          7.2 Standards for Manuals. All Operating Manuals and Maintenance and Instruction Manuals required to be provided by Vendor pursuant to this Agreement shall be accurate, in the English language and shall be:
     (a) detailed and comprehensive and prepared in conformance with the Specifications and generally accepted national standards of professional care, skill, diligence and competence applicable to telecommunications and operation practices for facilities similar to the Systems;
     (b) consistent with good quality industry operating practices for operating wireless communications systems of similar size, type and design;
     (c) sufficient to enable the Companies to operate and maintain each System on a continuous basis; and
     (d) prepared subject to the foregoing standards with the goal of achieving operation of each System at the capacity, efficiency, reliability, safety and maintainability levels contemplated by this Agreement and required by all Applicable Laws and Applicable Permits.
          7.3 Equipment and Data. Vendor shall furnish all drawings, specifications, specific design data, preliminary arrangements and outline drawings of the Equipment and all other information as required in accordance with this Agreement in sufficient detail to indicate that the Equipment and fabricated materials to be supplied under this Agreement comply with the Specifications.
          7.4 Training. As more fully described in Exhibit H, Vendor shall provide to the Companies a training program with respect to all Products and Services provided hereunder (collectively, the “Training”). Promptly upon execution of this Agreement, Vendor shall establish a training coordinator, whose responsibility shall be to work with Cricket to ensure that the Companies receive the Training. Such coordinator (or his or her replacement) shall continue in such assignment until the receipt of all of the Training required to be provided. All Training shall be provided by Vendor in the United States except as otherwise agreed to in writing by Cricket.
          7.5 Manuals and Training. The Training and the Documentation provided in connection herewith, including, without limitation, all Documentation provided in CD-ROM format and all documentation provided pursuant to Sections 7.2, 7.3 and 7.4 shall be updated in reasonable quantities at no additional cost to the Companies pursuant to and in accordance with all Product upgrades or modifications applicable to any Work or any part thereof.
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     SECTION 8. ACCEPTANCE PROCEDURES
          8.1 Acceptance Procedures With Respect to Initial Systems and New Technology. Depending upon the specific Products and Services to be furnished by Vendor, and those tasks for which the Companies shall assume responsibility, the parties, directly or through third-party vendors or other Subcontractors, as the case may be, shall carry out the following procedures with respect to Initial Systems and New Technology.
          (a) Factory Tests. Cricket may, at Cricket’s option and cost, be present at any factory testing conducted by Vendor. Upon request, Vendor shall give Cricket ten (10) Business Days advance notice of any such factory testing relating to the types of Products or Services furnished by Vendor hereunder. Vendor shall cooperate with Cricket to facilitate Cricket’s observation of such tests. Regardless of whether or not Cricket observes any factory testing, Vendor agrees to provide Cricket with copies of all documentation relating to factory testing of the Product specified by Cricket, including without limitation copies of test procedures, test results and FCC compliance certifications.
          (b) Site Installation and Integration Substantial Completion Certificate. Upon completion of the Installation of each group of BTS or other Products and the completion of integration activities in accordance with this Agreement, Vendor shall issue a Site Installation and Integration Substantial Completion Certificate (“Site Installation and Integration Substantial Completion Certificate”) certifying that all Installation and integration activities specified in the Purchase Order are substantially complete. Such certificate shall be accompanied by a Punch List of all incomplete items which items shall be completed by Vendor prior to Final Acceptance.
          (c) Certificate of Substantial Completion. Upon completion of all Work and testing of the Work with respect to each Market in accordance with this Agreement, Vendor shall issue a Certificate of Substantial Completion with respect to such Work for the Market, which shall be in the form of a checklist listing all tests performed and the results thereof, and shall be accompanied by a Punch List of outstanding items (the “Certificate of Substantial Completion”). Upon its reasonable satisfaction that the Certificate of Substantial Completion is correct and complete, Cricket shall promptly sign the Certificate of Substantial Completion.
          (d) “Beta” Tests. Upon written notice to Vendor, Cricket shall be entitled, in its sole discretion to conduct beta testing, and in connection therewith Cricket shall be entitled to add appropriate items to the Punch List prior to Final Acceptance.
          (e) Certificate of Final Acceptance. During the [***] period following Substantial Completion (as extended as described below, the “Initial Period”), Vendor shall complete all outstanding Punch List items and Cricket and Vendor shall monitor the System for outages and compliance with the Specifications. In event that all Punch List items have

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been completed during the Initial Period, all testing specified in Exhibit V has been satisfactorily completed and there have been no Major Outages, then at the end of the Initial Period Vendor shall issue a Certificate of Final Acceptance certifying the same. Upon its reasonable satisfaction that the Certificate of Final Acceptance is correct and complete, Cricket shall sign the Certificate of Final Acceptance. In the event that a Major Outage occurs during the Initial Period, the Initial Period shall be extended (an “Extension Period”) for an additional [***]. In the event a Major Outage occurs during the Extension Period, the Initial Period shall be further extended until [***]. Provided that Vendor has completed all Punch List items and all other applicable requirements set forth in the Exhibits, Cricket shall issue a Certificate of Final Acceptance not later than the end of the Initial Period (as extended) after receipt of notice from Vendor containing (i) a statement that Vendor has corrected the problem giving rise to the Major Outage or Major Outages, and (ii) a description of the corrections made. With respect to each System, Cricket shall not be required to sign the Certificate of Final Acceptance until all such Documentation has been so delivered (and Final Acceptance shall not be deemed to have occurred earlier than the date that is [***] Business Days prior to the date of delivery of such Documentation). In addition to, and without limiting the requirements set forth in the preceding sentence, the Operating Manuals and the Maintenance and Instruction Manuals shall be submitted to Cricket in CD-ROM format (when available) in addition to hard-copy volume format if so requested by Cricket.
          8.2 Acceptance Procedures With Respect to Expansions. Upon completion of all Work and testing with respect to Expansions in accordance with this Agreement, Vendor shall issue a Certificate of Substantial Completion with respect to such Expansions, which shall be in the form of a checklist listing all tests performed and the results therefore, and shall be accompanied by a Punch List of outstanding items. Upon its reasonable satisfaction that the Certificate of Substantial Completion is correct and complete, Company shall promptly sign the Certificate of Substantial Completion.
          8.3 Costs and Expenses. The costs and expenses of complying with all acceptance procedures set forth above shall be borne by Vendor, provided that Cricket or the Companies remain responsible for completing those items identified in the Exhibits as their responsibility.

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     SECTION 9. CHANGE ORDERS AND SCHEDULING
          9.1 Change Orders. The Purchaser has the right to request changes, other revisions or modifications to any of its Purchase Orders or to the Work (“Changes”), including but not limited to the Specifications, the manner of performance of the Work or the timing of the completion of the Work. All Changes shall be subject to the prior written consent of Vendor. All Changes shall be documented in a written order (“Change Order”) which shall be executed by the Purchaser and Vendor and shall contain any adjustments to pricing or other aspect of the Work as mutually agreed by the parties. Vendor shall promptly notify the Purchaser of any such requested Changes which may materially affect the operation or maintenance of any System or any part thereof. In the event that the parties cannot agree on a Change Order within fifteen (15) days of submission of a Change Order by the Purchaser to Vendor, the matter shall then be referred to dispute resolution pursuant to Section 21. Nothing contained in this Section is intended to limit Vendor’s right, from time to time, to make suggestions for modifications to the Work or the Specifications, provided that in any such event the Purchaser, in its sole and absolute discretion pursuant to the terms of this Agreement may refuse to make any such modification or otherwise agree to issue a Change Order incorporating any such Vendor suggestion.
          9.2 Cancellation. A Purchaser may at any time cancel, in whole or in part, any Purchase Order or Change Order upon advance written notice to Vendor. In the event of such cancellation, the Purchaser shall pay to Vendor cancellation charges in accordance with Exhibit U.
     SECTION 10. DISCONTINUED PRODUCTS AND CONTINUING PRODUCT SUPPORT
          10.1 Notice of Discontinuation. For a period of [***] after the date of shipment for all Products furnished hereunder, Vendor shall provide Cricket not less than [***] notice (the “Discontinued Product Notice”) before Vendor discontinues manufacturing of or support for a Product (“Discontinued Products”). In respect of Products manufactured by a third party vendor, the notice period may vary. Where Vendor offers a product for sale that is equivalent in Form, Fit and Function in accordance with and pursuant to the Specifications, the notification period may vary but in no event shall be less than[***]. In the case of each Discontinued Product, during the [***] period described above Vendor shall furnish Products (including, without limitation, all Software Releases) fully compatible with the relevant components (including the Discontinued Product) within the System in which the Discontinued Product resided at the time that a Product is discontinued; provided that, nothing herein shall bar the Vendor from discontinuing individual items of Products as provided in and pursuant to this Section. In the event that Vendor discontinues a Product, Vendor will meet with Cricket and use reasonable, good

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faith efforts to develop a mutually acceptable transition plan that takes into account Cricket’s existing investment in the item scheduled for discontinuance.
          In addition to repairs provided for under any applicable Warranty, Vendor shall offer repair Services and Spare Parts in accordance with Vendor’s standard repair and repair parts practices and terms and conditions then in effect, for all Products furnished pursuant to this Agreement. Such repair Services and Spare Parts shall be available while Vendor is manufacturing or stocking such Products or repair parts, but in no event less than [***] for all Products after Cricket’s receipt of the Discontinued Product Notice (the “Support Period”) on the same terms and conditions in effect at the time of Cricket’s receipt of the Discontinued Product Notice.
          If during the Support Period Vendor fails to provide Spare Parts or repair Services on terms and conditions in effect at the time of Cricket’s receipt of the Discontinued Product Notice and a functionally equivalent replacement has not been designated, Vendor shall, in addition to any other right or remedy available to the Companies at law or in equity, provide Cricket, at no additional charge to Cricket, upon request, with non-exclusive licenses for Product manufacturing to the extent Vendor can grant such licenses, so that Cricket will have sufficient information, ability and rights to have such Discontinued Products manufactured, or obtain such repair Service or Spare Parts from other sources.
          10.2 Discontinuation During Warranty Period. If Vendor discontinues the availability of a Product during that Product’s Warranty Period and a Purchaser needs to purchase a replacement Product to replace the Discontinued Product in order for a Company to maintain the same functionality of the Discontinued Product in a System, Vendor agrees to grant such Purchaser [***] to be applied against the net price of all Products so required to be purchased as replacements for such Discontinued Product, which [***] shall be applied [***].
          10.3 Discontinuation After Warranty Period. If Vendor discontinues the availability of a Product after that Product’s Warranty Period, in addition to the rights of the Companies hereunder, the Companies shall be afforded no less favorable treatment in terms of Vendor’s or its Affiliates’ manufacturer’s discontinuation programs offered to Vendor’s or its Affiliates’ other customers.

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     SECTION 11. SOFTWARE
          11.1 RTU License. (a) Upon delivery of the Software, but subject to payment of initial license fees, to the extent any such fees are payable, in accordance with this Agreement, the Companies are hereby granted an irrevocable, transferable, non-exclusive, fully paid-up, multi-site (capability to move Software from site to site within the United States and its territories) right to use license for the Software (“RTU License”), to operate the applicable Equipment, processor or product line for which the licenses to use the Software are granted, or temporarily on any comparable replacement if any such Equipment, processor or product line becomes inoperative.
          11.2 Companies’ Obligations. The Software, whether or not modified, and all copies thereof made by any Company, shall be treated by the Companies as trade secrets and proprietary to Vendor, its Subcontractors or its suppliers, as appropriate and Cricket shall, and shall ensure that each Company shall:
          (a) Utilize the Software solely in conjunction with the Products; however, Vendor acknowledges that the Software shall be integrated and used across interfaces with systems, equipment and software provided by other suppliers and customers and Vendor expressly consents to such integration and use;
          (b) Ensure that all copies of the Software shall, upon any reproduction by such Company authorized by Vendor and whether or not in the same form or format as such Software, contain the same proprietary, confidentiality and copyright notices or legends which appear on the Software provided pursuant hereto; and
          (c) Hold secret and not disclose the Software to any person, except to (i) such of its employees, contractors, agents or Affiliates that are involved in the operation or management of a System or Products and need to have access thereto to fulfill their duties in such capacity, or (ii) other Persons who need to use such Software to permit integration of a System or Products with systems and software of other suppliers and customers.
          (d) Not modify Software furnished by Vendor under this Agreement.
          (e) Only use the Software in connection with the business operations of the Companies or any transferee that has a right to use the Software pursuant to this Section 11. The RTU License does not grant any Company any right to, and no Company will, modify, decompile, reverse engineer, or disassemble, or in any other manner decode Software furnished as object code for any reason, including without limitation, to generate corresponding source code provided in each of the Systems. Except as provided below, no license is granted to any Company to use the Software outside of the United States and its territories.
          11.3 Backwards Compatibility. Vendor represents and warrants (the “Software Backwards Compatibility Warranty”) that all Software will be Backwards Compatible. In the event that any Software supplied by Vendor does not provide
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Backwards Compatibility, then Vendor shall take all actions at Vendor’s sole expense so as to achieve Backwards Compatibility.
          11.4 Transfer and Relocation. In the event any Company elects to transfer a Product to a third party, and where such Product shall remain in place and be used for substantially the same purpose as used by the transferring Company and where such third party resides in the United States and is not a direct competitor of Vendor involved in the manufacture of communications equipment, software or related services, the RTU License for the Software furnished under this Agreement for use with such Product shall automatically be transferred to such transferee, without the payment of any additional Software right to use fees by the transferee, and the Companies shall automatically be released from all obligations under the RTU License for such Product. For example, if the RTU License for the Software contains usage or per subscriber limits, or the processor to be used by transferee requires additional memory or hard disk space additional payments or purchases may be required to increase the license limits. The following conditions shall apply to transfers and relocations pursuant to this subsection 11.4:
     (a) The right to use such Software may be transferred only together with Products with which the transferring Company has a right to use such Software, and such right to use the Software shall continue to be limited to use with such Products;
     (b) Before any such Software is transferred, the transferor shall notify Vendor of such transfer and the transferee shall have agreed in writing (a copy of which shall be provided to Vendor) to keep the Software in confidence and to comply with the conditions respecting possession and use of Software as those imposed on the transferring Company in this Agreement;
     (c) The transferee shall have the same right to Software warranty and Software maintenance for such Software as the transferor, provided the transferee continues to pay the fees, including recurring fees, if any, associated with such Software warranty or maintenance pursuant to this Agreement; and
     (d) In the event that any Company wishes to use the Software on Products outside of the United States or to transfer Software to an unaffiliated third party transferee where such Product shall not remain in place or be used for substantially the same purpose as used by the transferring Company, Vendor shall not unreasonably withhold its consent to such use or transfer, provided that Vendor or the transferee, as the case may be, enters into an appropriate license agreement with an Affiliate of Vendor carrying on business in the territory in which the Software is to be located, on terms substantially similar to the RTU License terms set forth herein, provided, however, that Cricket acknowledges and agrees that support and maintenance obligations set forth herein are only applicable for Software resident on Products located within the United States. Support and maintenance Services offered by Vendor’s Affiliates differs in various different territories, and will be subject to the local practices maintained in such territory.
Cricket Communications Proprietary and Confidential Information

Except as otherwise provided in this Agreement, no Company shall have any right to transfer Software furnished by Vendor under this Agreement without the consent of Vendor, which consent shall not be unreasonably withheld. If a Company elects to transfer Equipment purchased under this Agreement for which it does not under this Agreement have the right to transfer related Software, Vendor agrees that upon written request of Cricket, the transferring Company or the transferee of such Equipment, Vendor shall not without reasonable cause fail to grant to the transferee a license to use such Software with the Equipment, whether to be located within the United States or elsewhere.
          11.5 Termination and Survival. The rights and obligations of each Company under the RTU License shall survive the termination of this Agreement, regardless of the cause of termination, provided Vendor has received the applicable payments with respect to Software licenses in accordance with this Agreement. In the event that Vendor does not receive the applicable license fees, Vendor may terminate right to use the Software to which such fees apply; provided that, Vendor provided written notice of such breach to Cricket, and payment is not made within thirty (30) days from receipt of Vendor’s notice thereof. In the event that Vendor does not receive any applicable maintenance or support fees, Vendor may terminate such maintenance or support with respect to the unpaid fees only, but the RTU License shall not terminate. Any terminated rights pursuant to this Section 11.5 shall be immediately reinstated upon payment of all applicable unpaid license or maintenance fees, as applicable. In no event other than as set forth in this Section 11.5 may Vendor terminate the RTU License or any Company’s right to use the Software. Notwithstanding any other provision of this Agreement, if there is a dispute, pending final resolution of such dispute, all of Companies’ rights under this Agreement shall continue in full force and effect, and Vendor will not terminate the RTU License, and so long as Vendor continues to receive the applicable Software license fees, Vendor will not terminate, suspend, interrupt or delay maintenance and support of the Software. Upon termination or expiration of this Agreement Company will have the right to continue its RTU license, including maintenance and support services, on substantially the same terms and conditions as immediately prior to such termination or expiration. Pricing for the maintenance and support services will be consistent with the pricing offered under this Agreement and the then-current fair market value.
          11.6 Access to Source Codes. Vendor represents and warrants that as of the date hereof, Vendor has not established a Source Code escrow for any of its existing customers. In the event that Vendor establishes a Source Code escrow in the future which applies to any of the Software furnished hereunder, Vendor shall add Cricket as a beneficiary of such Source Code escrow, and Cricket shall be entitled to receive a copy of the escrowed Source Code in the event of the occurrence of any of the events set out below. In addition to the foregoing, Vendor shall immediately deliver and hereby grants Cricket a right to access the Source Code and to modify the Software (the “RTM License”) for the maintenance, enhancement and support of those Products purchased from Vendor and owned or operated by any Company under the following circumstances, provided that any such released Source Code shall be subject to the confidentiality provisions set forth in this Agreement:
Cricket Communications Proprietary and Confidential Information

          (i) if Vendor becomes insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition in bankruptcy or an involuntary petition in bankruptcy is filed against Vendor which is not dismissed within sixty (60) days, or suffers or permits the appointment of a receiver for its business, or its assets become subject to any proceeding under a bankruptcy or insolvency law, domestic or foreign, or has liquidated its business, or Vendor, or a business unit of Vendor that is responsible for maintenance of the Software, ceases doing business without providing for a successor, and Cricket has reasonable cause to believe that any such event shall cause Vendor to be unable to meet its service or support requirements hereunder; or
          (ii) if Vendor ceases to maintain or support a previously supported version of the Software and Cricket cannot obtain, with Vendor’s assistance (for example, by providing a third party with Source Code or by any other appropriate method) the same support services Vendor is required to provide under this Agreement from another entity (either working with or independently from Vendor) at a price that is equal to or less than the prices for such support as provided herein, or there is a persistent and material failure by Vendor to provide the service or support it is required to provide pursuant to the terms of this Agreement.
          11.7 Ownership of Intellectual Property. Vendor shall own all forms of intellectual property rights (including, but not limited to, patent, trade secret, copyright and mask rights) pertaining to the Software, and shall have the right to file for or otherwise secure and protect such rights. The foregoing notwithstanding, the parties understand and agree that from time to time any Company may independently devise, develop or otherwise create ideas or other concepts for services or new products which are patentable or otherwise capable of receiving protection from duplication. In such event, such Company shall have the right to apply for a patent in accordance with applicable law (or assign its rights to any other Company or any third party), provided, however, that notwithstanding this Section, Vendor does not hereby relinquish or release any of its intellectual property rights.
     SECTION 12. SOFTWARE AND EQUIPMENT CHANGES
          12.1 Software.
               12.1.1 Software Releases. During the Term, each Company shall receive all Releases applicable to Software for Products for which such Company has obtained a RTU License at such times as they become generally available to Vendor’s customers. Each Company shall also be entitled to receive Optional Software Features upon Cricket’s (or ProCo’s) payment of the appropriate fees determined in accordance with Exhibit E. Cricket may elect to purchase such Optional Software Features on a per feature basis, or purchase annual buy-out rights on a per market basis, permitting the Companies to select those features it wishes to deploy in the relevant market. During the Term, Vendor will use commercially reasonable efforts to work jointly with the Companies or the
Cricket Communications Proprietary and Confidential Information

Companies’ third party equipment or service suppliers with respect to the integration of such third party’s equipment or services with the Products and System(s).
               12.1.2 Notice. Vendor shall give Cricket, or cause Cricket to be given, not less than ninety (90) days prior written notice of the introduction of any Software Release. In addition, on a biannual basis during the Term, Vendor shall provide, or cause to be provided, to Cricket a forecast of future Software Releases then currently being developed by or on behalf of Vendor.
               12.1.3 Installation, Testing and Maintenance. The installation and testing of the Software by Vendor and the acceptance thereof by Cricket shall be performed in accordance with the criteria set forth in Exhibit A.
               12.1.4 Software Fixes. In the event that any Software supplied by Vendor during the Warranty Period or during any other period that the Company pays Maintenance Fees for Software has the effect of preventing any Products, System or any part thereof from satisfying, or performing in accordance with the Specifications or the Exhibits or otherwise adversely affects the functionality or features of any Products, System or any part thereof, then Vendor shall promptly retrofit or take such other corrective action as may be necessary to ensure that any Products, System or any such affected part, as modified to include each Software Release, shall satisfy, and perform in accordance with, the Specifications and the Exhibits and restore all pre-existing functionality and features as well as provide any new features and functionality provided by any of the foregoing modifications, in each case without any charge to any Company. Notwithstanding anything contained herein in this Section to the contrary, each Company shall be responsible for the cost of any additional Equipment required to accommodate additional capacity, memory or processing requirements necessitated by any new Software feature or Optional Software Feature which such Company elects to use (provided such use is optional without losing the benefit of the Software Release) which are contained in any such Software Release; provided, however, that such Company shall not be required to pay for any additional Equipment required to accommodate additional capacity, memory or processing requirements necessitated by implementation of a required Software Release, whether or not such Software Release is issued as a stand-alone release, or is contained within a separate Software Release. Such additional Equipment shall be provided by Vendor to such Company without charge.
          12.2 Equipment.
               12.2.1 Equipment Updates. (a) Equipment Updates will be provided to the Companies by Vendor at no charge. If requested by a Purchaser, Equipment Upgrades must be provided by Vendor and the price charged by Vendor shall comply with the requirements of Section 5.1(b). If Vendor at any time issues an Equipment Update which is combined with any Equipment Upgrade (collectively, the “Equipment Combined Release”) to such Equipment, the Equipment Combined Release will be provided at no charge to each Company unless and until such Company uses any of the Equipment Upgrades included within the Equipment Combined Release, provided such use by such
Cricket Communications Proprietary and Confidential Information

Company of such Equipment is optional without losing the benefit of the Equipment Update.
               (b) (i) If Vendor issues a Product Change Notice after Equipment has been shipped to a Purchaser, or where a modification to correct an error in field documentation is to be introduced, Vendor will promptly notify Cricket of such change through Vendor’s design change management system or another Vendor notification procedure. If Vendor has engineered, furnished, or installed Equipment which is subject to a Product Change Notice, Vendor will implement corrective action, at its sole cost and expense, if such Product Change Notice is announced within [***] from the date of shipment of that Equipment, and subject to the reasonable review and acceptance of Cricket at such times as Cricket reasonably determines that it needs to review such Vendor decision, by either (A) modifying the Equipment at the Site; (B) modifying the Equipment which has been returned to Vendor in accordance with Vendor’s reasonable instructions pursuant to and in accordance with the terms of this Agreement; or (C) replacing the Equipment requiring the change with replacement Equipment for which such change has already been implemented. If Vendor has not engineered the original Equipment application and as a result thereof office records are not available to Vendor, Vendor will provide the generic change information and associated parts for the Companies’ use in implementing such change.
          (ii) In any of the instances described in clause (i) above, if Vendor and Cricket agree that a Product or part thereof subject to such change is readily returnable, without incurring any significant time or expense, the applicable Company, at its expense, will remove and return such Product or part to Vendor’s designated facility within the United States and Vendor, at its sole expense, will implement such change (or replace it with a Product or part for which such change has already been implemented) at its facility and return such changed (or replacement) Product or part at its sole cost and expense to the Company’s designated location within the United States. Any such reinstallation of Products which were readily returnable will be performed by the applicable Company at its sole expense, provided such reinstallation can be done by the Company without incurring any significant time or expense. In all other circumstances, Vendor shall provide such removal, repair and reinstallation Services at its sole cost and expense.
          (iii) If Vendor issues an Equipment Upgrade after a Product has been shipped to a Purchaser, Vendor will promptly notify Cricket of such change if it is being offered to any of Vendor’s customers. The pricing for such Equipment Upgrades will be as set forth in Exhibit D.

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          (iv) All notifications for Equipment Updates and Equipment Upgrades provided by Vendor pursuant to the terms of this Agreement must contain the following information: (A) a detailed description of the change; (B) the reason for the change; (C) the effective date of the change; and (D) the implementation schedule for such change, if appropriate.
               12.2.2 Notice. Vendor shall give, or shall cause to be given to, Cricket not less than ninety (90) days prior written notice of the introduction of any Equipment Upgrade or any Equipment Combined Release. In addition, on a biannual basis during the Term, Vendor shall provide Cricket with a forecast of future Equipment Upgrades to the Equipment or Equipment Combined Releases then currently being developed by or on behalf of Vendor.
               12.2.3 Installation, Testing and Acceptance. The Installation and testing of the Equipment by Vendor and the acceptance thereof by Cricket shall be performed in accordance with the Exhibits.
               12.2.4 Equipment Fixes. In the event that any Equipment Update or Equipment Upgrade, directly or indirectly, supplied by Vendor during the Warranty Period or any other period during which the Company pays Annual Maintenance Fees following the date Installation of such Equipment Update or Equipment Upgrade in any System, has the effect of preventing any Product, System or any part thereof from satisfying, or performing in accordance with, the Specifications or otherwise adversely affects the functionality, interoperability or features of any Product, System, or any part thereof then Vendor shall without any charge to any Company promptly retrofit or take such other corrective action as may be necessary to assure that any Product, System or any such affected part, as modified to include each such Equipment Update and Equipment Upgrade, shall satisfy, and perform in accordance with, the Specifications and restore all pre-existing functionality and features as well as provide any features and functionality provided by any of the foregoing modifications.
               12.2.5 Equipment Backwards Compatibility Warranty. Vendor represents and warrants (the “Equipment Backwards Compatibility Warranty”) that each Equipment Release will be Backwards Compatible. In the event that each Equipment Release is not Backwards Compatible, then Vendor shall take all actions at Vendor’s sole expense so as to achieve Backwards Compatibility.
               12.2.6. Spare Parts Kits. Vendor shall provide each Company with Spare Parts Kits in accordance with the terms of Exhibit B.
          12.3 Notice of Developments.
               12.3.1 Vendor Developments. Vendor shall provide Cricket, or cause to be provided to Cricket, through Cricket’s chief technical officer (or in the absence of such officer, to Cricket’s chief executive officer), with reasonable written notice of any Product developments, innovations or technological advances (collectively “Vendor
Cricket Communications Proprietary and Confidential Information

Developments”) relevant to the Products or Systems simultaneous to giving such notice to any other customer or otherwise making any such Vendor Development public. For the purposes of this Section the term “Vendor” includes Vendor and its Affiliates and subsidiaries. Vendor agrees that it shall develop and make Products available in accordance with the terms of Exhibit O.
               12.3.2 Participation in Testing. Cricket has the right, but not the obligation, to witness or participate in any initial testing of Vendor Developments; provided that any such initial testing of Vendor Developments shall be subject to scheduling as reasonably determined by Vendor. Vendor shall provide Cricket at least thirty (30) days’ prior written notice of its intent to test any such Vendor Development and upon Cricket’s written request Vendor shall allow Cricket to participate in such testing upon terms and in a testing environment reasonably acceptable to the parties at such time. Such rights shall not apply to a Vendor Development originated by another customer of Vendor which includes information which is proprietary to such other customer.
               12.3.3 Quarterly Notices. Vendor shall make reasonable efforts to collect and distribute on a quarterly basis a list of new Software bugs, problems, fixes, etc., provided that Vendor shall not be required to distribute confidential information of any other customer.
     SECTION 13. INTELLECTUAL PROPERTY
          13.1 Infringement. Vendor agrees that it shall defend, indemnify and hold the Companies, and their respective officers, directors, employees, affiliates, agents and assigns of each of the Companies (collectively, the “Company Indemnified Parties”) harmless from and against any and all Losses based on or arising from claims that the Products, the Work or any components thereof infringe, misappropriate or violate any patent, trademark, copyright, trade secret or other intellectual property right of any third party which is enforceable in the United States where any Person is permitted to deploy or use the Products under this Agreement (collectively, “Intellectual Property Rights”), provided that the Company Indemnified Parties involved shall cooperate, at Vendor’s expense, in all reasonable respects with Vendor and its attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. If a claim for Losses is to be made by a party entitled to indemnification hereunder against Vendor, the party claiming such indemnification shall give written notice (a “Claim Notice”) to Vendor as soon as reasonably practicable after the party entitled to indemnification becomes aware of any fact, condition or event which may give rise to Losses for which indemnification may be sought under this Agreement, provided, however, no delay on the part of any Company Indemnified Parties in notifying Vendor shall relieve Vendor from any obligation hereunder unless (and then solely to the extent) Vendor is thereby materially prejudiced. Notwithstanding the foregoing, the Company Indemnified Parties may, at their own cost, participate in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that if Vendor assumes the defense of such lawsuit, action or investigation and any appeals and continues to pursue
Cricket Communications Proprietary and Confidential Information

the defense of such lawsuit, action or investigation to conclusion and fulfills all of Vendor’s obligations in this Section 13, Vendor shall have sole control over the defense and settlement negotiations thereof (subject to the provisions of this Section 13) and while Vendor is defending such lawsuit, action or investigation Vendor shall not be liable for any settlements entered into or expenses/costs incurred by any Company without Vendor’s prior written approval. The parties shall cooperate with each other in any notifications to insurers. If any lawsuit or enforcement action is filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to Vendor as promptly as reasonably practicable (and in any event within fifteen (15) calendar days after the service of the citation or summons). Vendor shall be entitled, if it so elects, (i) to defend such lawsuit or action, (ii) to employ and engage attorneys of its own choice to handle and defend the same, at Vendor’s cost, risk and expense, and (iii) to compromise or settle such Claim, which compromise or settlement shall be made only with the written consent of the Company Indemnified Parties involved (which may not be unreasonably withheld), unless such compromise or settlement includes an unconditional release of any claims against the Company Indemnified Parties, includes no restrictions on the operations of the Company Indemnified Parties and admits no wrongdoing by any Company Indemnified Parties in which event such written consent of the Company Indemnified Parties shall not be required. If Vendor fails to assume the defense of such Claim within fifteen (15) calendar days after receipt of the Claim Notice, or assumes such defense but thereafter abandons such defense, the Company Indemnified Parties against which such Claim has been asserted will (upon delivering notice to such effect to Vendor) have the right to undertake, at Vendor’s cost and expense, the defense, compromise or settlement of such Claim on behalf of and for the account and risk of Vendor. In the event any Company Indemnified Parties assume the defense of the Claim due to the Vendor’s failure to assume the defense of such claim within fifteen (15) calendar days, such Company Indemnified Parties will keep Vendor reasonably informed of the progress of any such defense, compromise or settlement. Vendor shall be liable for any settlement or compromise of any action effected pursuant to and in accordance with this Agreement and for any final judgment (subject to any right of appeal), and Vendor agrees to indemnify and hold harmless the Company Indemnified Parties from and against any Losses by reason of such settlement or judgment.
          13.2 Vendor’s Obligation to Cure. If in any such suit so defended, all or any part of the Products or any component thereof is held to constitute an infringement or violation of Intellectual Property Rights of others and its use is enjoined, Vendor shall at its sole cost, expense and option take the following actions: (i) procure the right to continue the use of the same for the Companies without interruption; (ii) to the extent the foregoing is not commercially feasible, replace the same with non-infringing Products that meet the Specifications in accordance with the terms of this Agreement (including, without limitation) having equivalent or better performance and functionality); or (iii) if neither option (i) or (ii) is commercially feasible, modify said Products, any System or any component thereof so as to be non-infringing, provided that the Products, any System or any component thereof as modified meets all of the Specifications in accordance with the terms of this Agreement (including, without limitation) having equivalent or better performance and functionality). In the event that Vendor is not able to cure the infringement pursuant to
Cricket Communications Proprietary and Confidential Information

clause (i), (ii) or (iii) in the immediately preceding sentence, in addition to the other rights and remedies provided in this Section 13, Vendor shall, at Cricket’s option, refund to each Purchaser the full purchase price paid by such Purchaser for (x) such infringing Product or feature, and (y) all other Products and features that any Company is unable to use to their full capacity as a result of the non-availability of such infringing Product or feature, provided that the Company returns to Vendor such infringing Product or feature. Vendor shall, at its expense, de-install and remove such infringing Products and features.
          13.3 Exclusions From Vendor’s Obligations. Vendor’s obligations under this Section 13 shall not apply to any infringement or violation of Intellectual Property Rights that is caused by modification of the Products, any System or any component thereof by any Company if such modification is neither permitted under this Agreement nor authorized by Vendor or infringement that arises solely from combination of the Products with other products not supplied, installed, recommended or approved by Vendor, or that arises from adherence to instructions to apply any Company’s trademark, trade name or other Company identification to a Product.
          13.4 Infringement Related To OEM Equipment. In the event of an infringement claim by a third party alleging infringement of patent, trademark, copyright or violation of trade secrets or proprietary rights because of, or in connection with, OEM Equipment furnished pursuant to this Agreement, then at Cricket’s request, Vendor shall attempt to assign any of its indemnity rights for such infringement claim to Cricket. If Vendor is unable to assign such indemnity rights to Cricket, Vendor shall enforce its indemnity rights against the applicable OEM Equipment supplier and pass through indemnity amounts to which Vendor or the Companies are entitled, and in such event Cricket agrees to comply with any commercially reasonable obligations required by the OEM Equipment supplier in order for Vendor to enforce such rights.
     SECTION 14. DELAY AND PERFORMANCE DAMAGES
          14.1 Additional Definitions. In addition to the definitions set forth in Section 1, the following terms and definitions are applicable to this Agreement (including the Exhibits):
          “Access Outages (BTS Outages)” means outages caused by any Defect or Deficiencies in BTS Equipment or Software.
          [***]
          “Cell Site” means the geographical location of one or more BTSs and related Products necessary to provide commercial service at such geographical location.

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Cricket Communications Proprietary and Confidential Information

          “Company Span of Control” means those areas of functionality and technology with respect to a System that are under the exclusive control of any Company.
          “Core Network” means the [***], [***], [***] and all Software associated with or related to the foregoing Equipment.
          “Core Network Outages” means outages caused by any Defect or Deficiencies in Core Network Equipment or Software.
          “Impaired Sector-Carrier” means a Sector-Carrier that is [***]
          “Impairment Time” means the time during which an Impaired Sector-Carrier condition exists.
          [***]
          [***]
          “Optical Distributed Unit” (ODU) means the unit which, connecting with the BTS through optical link, serves as one cell or several logical sectors as the remote RF module of the BTS. It also implements radio transmission over the air interface
          “Sector” means that portion of a Cell Site or ODU coverage area served by one or more distinct receive antennas and one or more distinct transmit antennas. Sector coverage will be less than the coverage provided from the entire Cell Site if the Cell Site consists of two or more Sectors.
          “Sector-Carrier” means a Sector operating on a single frequency carrying CDMA 1X and/or 1X EV DO.
          “Switch Site Network Element” means any Network Element not in a Cell Site.
          “System Element” means the Products required to perform radio, switching and/or system element functions for a System or any Expansions; and may also be referred to as a “Network Element” or “network element.
          “Total Outage” means:
          (i) for [***]the loss of 50% or more capacity for more than [***] of originations and/or terminations (for either or both voice and data traffic) due to causes in the System affecting the [***];

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          (ii) for [***] the loss of 50% or more capacity for more than [***]of originations and/or terminations (for either or both voice and data traffic) due to causes in the System affecting the [***];
          (iii) for [***], the loss of 50% or more capacity for more than [***] of originations and/or terminations (for either or both voice and data traffic) due solely to causes in the System affecting the [***] components;
          (iv) for [***], the loss of 50% or more capacity for more than [***] of originations and/or terminations (for either or both voice and data traffic) due to causes in the System affecting the [***].
          “Vendor’s Span of Control” means all areas of functionality and technology with respect to a System that are not Company Span of Control areas.
          14.2 Liquidated Damages. The parties agree that damages for delay and lack of Equipment availability and delivery are difficult to calculate accurately and not reasonably determinable at the time of execution of this Agreement and, therefore, agree that liquidated damages (the “Liquidated Damages”) shall be paid as set forth in Section 14. The parties agree that Liquidated Damages are a reasonable estimation of the monetary damages suffered by the Companies and are intended to compensate the Companies for the delay or performance by the Vendor and are not a penalty. The payment of Liquidated Damages to Company shall be the Companies’ sole monetary remedy for the delay giving rise to the Vendor’s obligation to pay the Liquidated Damages, but shall not be deemed to limit the amount payable by the Vendor to any Company for breach of contract and are in addition to all other remedies available to any Company under this Agreement and applicable law, including without limitation the rights of Cricket to terminate this Agreement pursuant to Section 22. In determining any period of delay or Vendor non-performance, the extent of any delays or non-performance caused by any Company or attributable to an event of Force Majeure shall not be counted in determining such period of delay or Vendor non-performance.
          14.3 Liquidated Damages Relating to Delivery and Commercial Launch.
     a) Liquidated Damages Relating to Delivery. Subject to Vendor’s receipt of Purchaser’s Purchase Order(s) therefor, Vendor will deliver Equipment that meets or exceeds the Specifications in accordance with the Equipment Delivery timeframes specified in Exhibit U for all Markets launched after the Effective Date. The Equipment Delivery timeframes specified in Exhibit U are only applicable if Company has (i) provided a procurement forecast in accordance with this Agreement and provided a specific forecast of its intended purchases of such Equipment a minimum of [***] prior to Vendor’s receipt of the Purchase Order(s) for such Equipment unless otherwise agreed

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Cricket Communications Proprietary and Confidential Information

to by the parties, and (ii) issued a Purchase Order for a quantity of Equipment that is no more than [***] of the forecasted quantity, and (iii) issued Purchase Order(s) for such Equipment in accordance with Vendor’s standard lead times as specified in Exhibit U.
     Vendor will pay to Company as Liquidated Damages, an amount equal to one and [***] of the Net Price of the delayed Equipment [***] that delivery of such Equipment is delayed past the Equipment Delivery Dates in Exhibit U (pro-rated on a daily basis for periods of time less than one week), provided, however, that in the event Vendor does delay in delivering Equipment but Commercial Launch nevertheless occurs on or before the date agreed by the parties, then the Liquidated Damages that would otherwise be payable by Vendor for such delay in delivery will not be payable.
     b) Liquidated Damages Relating to Commercial Launch. In the event Vendor fails to achieve Commercial Launch on or before the date mutually agreed to by the parties, Vendor shall pay, weekly in arrears, for the next eight (8) weeks commencing on the first day following the date by which such Commercial Launch must be achieved (the “LD Commencement Date”), Liquidated Damages to Cricket in an amount equal to [***] per week (pro-rated on a daily basis for periods of time less than one week) of the aggregate purchase prices of the Products and Services in any Market with respect to which such Commercial Launch has not been achieved. Such Liquidated Damages shall be calculated based on the number of days elapsed between the LD Commencement Date and the achievement of such Commercial Launch; provided that in the event that such Commercial Launch is not achieved prior to the expiration of such eight (8) week period, thereafter Vendor shall pay, weekly in arrears, additional Liquidated Damages to Cricket in an amount equal to [***] per week (pro-rated on a daily basis for periods of time less than one week) of the aggregate purchase prices of the Products and Services in any Market with respect to which such Commercial Launch has not been achieved until such Commercial Launch has been achieved.
     c) If the delay in Commercial Launch is due to Vendor’s delay in delivering Equipment, then Vendor will pay to Cricket as Liquidated Damages an amount equal to the higher of (i) Liquidated Damages for the delay in delivering Equipment calculated pursuant to the terms of Section 14.3(a) hereof, and (ii) Liquidated Damages relating to Commercial Launch calculated pursuant to the terms of Section 14.3(b) hereof.
     d) In no event will (i) the cumulative total for all Liquidated Damages paid under this Section 14.3 per Purchase Order exceed [***] of the aggregate Net Price of all [***], and (ii) the overall cumulative total for all Liquidated Damages paid under this Section 14.3 during the Term exceed [***].

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          14.4 Liquidated Damages for Vendor Product Outages.
          a) During the Term and assuming that such Network Element was purchased/licensed by Company hereunder, Vendor will comply with the “Service Level Metrics” listed below during the first thirty six (36) months after the Effective Date of the Agreement.

Network Element	Measurement	Outage Limit
[***]	Total Outage	[***]per [***] pair per [***]period
[***]	Total Outage	[***] per [***] per [***] period
[***]	Total Outage	[***] per [***] per [***] period
[***]	Total Outage	[***] per [***] per [***] period
[***]	Total Outage	[***] per [***] per [***] period
Table : Total Outage Criteria
          Service Level Metrics are measured against Network Element components only. In the [***], when one [***] fails and after the other takes over, the category of [***] will be applicable to the remaining operational [***] when it fails.
          b) Performance is measured by the average number of Vendor Attributable Outage (defined below) minutes on a 12 month basis commencing with Commercial Launch of the Initial System across the respective Network Elements listed in the Table above that are purchased/licensed hereunder and installed in a Market. With respect to each category of installed Network Elements, the Total Outage calculation shall only include certain types of unplanned restarts, reloads and exchange failures (of [***] or greater). Calculation of the Vendor Attributable Outage minutes for each Total Outage event shall begin upon the earlier of (i) a Network Element outage alarm, or (ii) statistics-reporting that identifies an outage, using as the start time the earliest time period that indicates the Total Outage. For example, an un-alarmed outage occurring at 4:30 PM local time that is first indicated by 100% call failure statistics in the 5:00-6:00 PM report, will trigger the Total Outage calculation at 5:00 PM local time. Company will use reasonably commercial efforts to notify Vendor of the applicable outage.
          c) “Vendor Attributable Outage” means all outages excluding any and all scheduled outages and any other outages not solely and proximately caused by Vendor or any Products hereunder. A scheduled outage is an outage of a planned duration specified and agreed to by the parties in advance that resulted from scheduled or planned maintenance, installation, manual initialization or other similar events. This includes, without limitation, such activities as planned parameter loads, planned software/firmware changes, and planned system growth. Scheduled outages shall not be included in any measure of Vendor’s performance.

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          d) The parties will meet to review Vendor’s performance against the Service Level Metrics. Vendor Attributable Outages will be cumulative during the applicable rolling 12 months period for each respective Network Element set forth above and compared against the Service Level Metrics defined in Section 14.4(a). In the event that a Service Level Metric is exceeded for a measured Network Element category during such time period, Vendor shall pay to Company, not as a penalty but as Liquidated Damages, an amount equal to, respectively, for each [***] beyond such defined metric, as follows: (i) [***] for each [***] and [***], (ii) [***] for each [***], and (iii) [***] for each [***]. In the event that a Vendor Attributable Outage causes multiple Network Elements to be out of service and a Service Level Metric is exceeded for a more than one of the measured Network Element categories during such time period, Vendor shall be liable to pay Liquidated Damages only for Network Element carrying the highest of the individually calculated Liquidated Damages. For the avoidance of doubt, Vendor shall be liable to pay Liquidated Damages only once with respect to each [***] beyond the defined metrics. Liquidated Damages payable under this Section 14.4 shall be calculated and paid on a monthly basis.
          14.5 Liquidated Damages for Access Outages (Impaired Sector-Carrier, excluding the outage caused by Core Network Outages). During the Warranty Period and for an additional [***] period thereafter (such additional [***] period being the “Extended Access Outage Period”) for so long as Company pays Annual Maintenance Fees, Vendor shall pay Liquidated Damages to Company for any Impairment Time that is caused by or arises out of any event, occurrence, action, inaction, failure or non-performance within the Vendor’s Span of Control as set forth in the following table. Liquidated Damages payable under this Section 14.5 shall be calculated per Market and paid on a monthly basis.

Impaired Sector-Carriers as a %	Liquidated Damages ($	Maximum Liquidated
of total Sector Carriers per	per Minute of	Damages per Month for
Market During Month	Impairment Time)	Such Impairment
Less than 5%	[***]	[***]
At least 5% but less than 15%	[***]	[***]
At least 15% but less than 25%	[***]	[***]
At least 25% but less than 50%	[***]	[***]
More than 50%	[***]	[***]
     For purposes of illustration only, assume that a market has 264 on-air Sector-Carriers. During one month, a 3-sector F2 site is diagnosed with an Equipment problem that results in all 6 Sector-Carriers becoming Impaired Sector-Carriers for 24 hours. These are the only Impaired Sector-Carriers within the Vendor’s Span of Control this month. The total percentage of Impaired Sector-Carriers this month is 6/264 = 2.3%. Because this is less than 5%, [***]. In a subsequent month, there are a total of 45

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Impaired Sector-Carriers relating to the Vendor’s Span of Control per Market. The total Impaired Sector-Carriers during this month is 45/264 = 17%. The total Impairment Time is the actual total measured Impairment Time. Assuming that the total Impairment Time averages out to be 150 minutes per Impaired Sector-Carrier, the total Liquidated Damages for Impairment Time during this month are the lesser of [***] or 45 * [***] * 150 = $[***], or in this example, $[***].
To the extent that the Impairment triggers both an Impaired Sector-Carrier as described in Section 14.5 and an [***] Total Outage as described in Section 14.4 hereof, Vendor will pay to Company as Liquidated Damages an amount equal to the higher of (i) Liquidated Damages for the Impaired Sector-Carrier calculated pursuant to the terms of Section 14.5 hereof, and (ii) Liquidated Damages relating to [***] Total Outage calculated pursuant to the terms of Section 14.4 hereof.
          14.6 System Capacity and Performance Warranty. Vendor warrants that each System and all New Technology will, at all times during their respective Warranty Periods and thereafter for so long as Company pays applicable Annual Maintenance Fees, meet or exceed all of the capacity and performance requirements set forth on Exhibit M with respect to Systems, or on Exhibit N with respect to New Technology (collectively, the “Capacity and Performance Warranty”). If at any time the Capacity and Performance Warranty is breached, then Vendor shall have a period of thirty (30) consecutive days from the date of such breach (the “Cure Period”) in which to fully cure such breach and restore such System or New Technology into full compliance with capacity and performance requirements set forth on Exhibit M with respect to Systems, or on Exhibit N with respect to New Technology. If Vendor has not cured such breach by the end of the Cure Period, then Vendor shall pay Liquidated Damages to Cricket in the amount of $[***] thereafter until such breach is fully cured. In the event that such breach is not fully cured on or prior to [***] after the date of such breach, then in addition to payment of such Liquidated Damages, Vendor agrees that such breach shall be deemed to result in such System or New Technology failing to materially operate in accordance with its Specifications for purposes of Section 14.6. Additionally, in the event that Liquidated Damages in excess of [***] accrue under this Section 14.6 with respect to a System or New Technology in any period of twelve (12) consecutive months, then effective on the date that such Liquidated Damages exceed [***], such System or New Technology shall be deemed to fail to materially operate in accordance with its Specifications for purposes of Section 14.6. The Companies’ remedies under the Capacity and Performance Warranty are in addition to the Companies’ remedies under all other Warranties, including the Products and Services Warranty. If Company’s traffic usage is substantially greater from the agreed upon call model assumptions as defined in section 2 of Exhibit M, Vendor will not be held liable for meeting the capacity and performance requirements as defined in this Agreement.

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          14.7 Refund of Products. If, at any time within [***] after the Substantial Completion of a System (or the Initial System forming a part of such System) or New Technology, such System or New Technology fails to materially operate in accordance with its Specifications, then, provided that Cricket has paid all Annual Maintenance Fees that were due and payable on or prior to such time, at Cricket‘s sole option, (i) Vendor shall refund to each Purchaser in cash an amount equal to the unamortized portion of the aggregate purchase prices and all installation charges paid by such Purchaser to Vendor with respect to all Products and Services comprising a part of such System or New Technology, and (ii) Vendor shall pay each Purchaser an additional [***] of the aggregate purchase price of all Products and Services purchased by such Purchaser relating to or forming a part of such System or New Technology as compensation for Companies’ costs and expenses related to the removal of Vendor’s Products from a Market or System. In the event that Vendor pays a refund hereunder, each Purchaser shall return such Products with respect to which a refund was paid to Vendor at Vendor’s sole cost and expense. For purposes of this Section 14.7, the aggregate purchase prices and all installation charges paid by such Purchaser with respect to all Products and Services comprising a part of such System or New Technology shall be amortized at a rate of [***] over a [***] period commencing on Final Acceptance of the System (or the Initial System forming a part of such System) or New Technology.
          14.8 Vendor Withdrawal. If (i) Vendor Withdraws at any time within five (5) years after the Effective Date, and/or (ii) Any Company elects to remove Vendor’s Equipment from one or more Markets due to Vendor’s failure to provide sufficient service pursuant to this Agreement in such circumstances, then, in addition to all other rights and remedies available to the Companies, at Cricket’s sole option, (i) Vendor shall refund to each Purchaser in cash an amount equal to the unamortized portion of the aggregate purchase prices and all installation charges paid by such Purchaser with respect to all Products and Services purchased hereunder by such Purchaser with respect to such Markets, and (ii) Vendor shall pay each Purchaser an additional [***] of the aggregate purchase price of all Products and Services with respect to such Markets purchased hereunder by such Purchaser as compensation for Companies’ costs and expenses related to the removal of Vendor’s Products from such Markets. In the event that Vendor pays a refund hereunder, each Company shall return such Products with respect to which a refund was paid to Vendor at Vendor’s sole cost and expense. For purposes of this Section 14.8, the aggregate purchase prices and all installation charges paid by each Purchaser with respect to all Products and Services comprising a part of such System shall be amortized at a rate of [***] over a [***] period commencing on Final Acceptance of the System (or the Initial System forming a part of such System).
          14.9 Limitations.
          (a) The overall cumulative total for all Liquidated Damages paid by Vendor for Total Outage of [***] and [***] under this Section 14 shall not exceed [***].

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          (b) The overall cumulative total for all Liquidated Damages paid by Vendor for Total Outage of [***], under this Section 14 shall not exceed [***].
          (c) In no event will the overall cumulative total for all Liquidated Damages paid by Vendor under this Section 14 exceed [***].
     SECTION 15. FORCE MAJEURE
          15.1 Excusable Delay. If the performance of this Agreement, or of any obligation hereunder is prevented, restricted or interfered with by reason of fires, labor disputes, embargoes, government ordinances, requirements or acts, civil or military authorities, acts of God or of the public enemy, acts or omissions of carriers or other causes beyond the reasonable control of the party whose performance is affected (“Force Majeure”), then the party affected, upon giving prompt notice to the non-affected party, shall be excused from such performance on a day-for-day basis to the extent of such prevention, restriction, or interference (and the non-affected party shall likewise be excused from performance of its obligations on a day-for-day basis to the extent the non-affected party’s obligations relate to the performance so prevented, restricted or interfered with); provided that the party so affected shall use reasonable efforts to avoid or remove such cause of non-performance and both parties shall proceed to perform their obligations with dispatch whenever such causes are removed or cease.
          15.2 Notification. The party claiming the benefit of excusable delay hereunder shall (i) promptly notify the non-affected party of the circumstances creating the failure or delay and provide a statement of the impact of such party’s failure or delay and (ii) use reasonable efforts to avoid or remove such causes of nonperformance, excusable failure or delay.
     SECTION 16. WARRANTIES
          16.1 Products and Services Warranty. Vendor warrants that all Products and Services furnished under this Agreement will be free of Defects and Deficiencies and shall conform to the applicable portions of the Specifications (the “Products and Services Warranty”) during the applicable Warranty Period. Vendor’s obligations with respect to the Equipment and Services Warranty shall be to attempt first to repair or replace at no additional cost or expense to any Company, any Defective Products or correct any Deficient Services. If Vendor is unable to correct such Defects or Deficiencies, Vendor shall provide a credit or refund based on the original purchase price, and installation charges if installed by Vendor. The Warranty Period for all Products and Services repaired, replaced or corrected under the Products and Services Warranty shall be the longer of (i) [***]

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from the date of successful Installation and Integration of the repaired or replacement Products or from the completion of the corrected Services, as applicable, and (ii) or the unexpired term of the Warranty Period relating to the Product or Service replaced or corrected.
          16.2 Return of Products. (a) For those Products not readily returnable by a Company, or where the applicable Company cannot readily remove and reinstall the Products without incurring significant work and expense, and where Vendor elects to repair or replace the Product, Vendor shall repair or replace the Product at the Company’s Site. In the event Vendor does the repair work at the Company’s Site, Vendor shall be responsible for replacement of cable and wire Products and for Site restoration.
          (b) If Vendor has elected to repair or replace a defective Product, and the Product is readily returnable by the applicable Company without incurring material work or expense, such Company shall remove and reinstall the Products and bear the shipping and transportation expense associated with returning such Product to Vendor. In the event of such product causes material work or expense, all shipping and transportation expenses associated with returning such Product to Vendor shall be borne by Vendor. Vendor shall also pay all shipping and transportation expenses associated with returning the repaired or replacing Product to the return destination designated by the Company. All repaired or replacement Products shall satisfy the Specifications.
          16.3 Warranty Claim Procedures. (a) If any Company claims a breach of the Products and Services Warranty, it shall notify Vendor of the claimed breach within a reasonable time after its determination that a breach has occurred. The Company shall allow Vendor a reasonable opportunity to inspect the Products, Services, or the System, as the case may be, on-Site in order to effect the necessary repairs.
          (b) Vendor shall respond to such warranty claims for warranty Services in accordance with the procedures described in Exhibit F.
          16.4 Technical Assistance. Vendor shall maintain a technical assistance center and shall have technical support available to the Companies in accordance with the requirements set forth in Exhibit F.
          16.5 Scope of Warranties. Unless otherwise stated herein, the Products and Services Warranty shall not apply to:
          16.5.1 defective conditions or nonconformities to the extent resulting from the following, if not consistent with applicable Specifications: unauthorized Company modifications, misuse, neglect, accident or abuse;
          16.5.2 any Products or Services damaged by accident or disaster, including without limitation, fire, flood, wind, water, lightning or power failure other
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than to the extent that any such Products or Services should in accordance with the Specifications be able to withstand any such events; or
          16.5.3 non-integral items normally consumed in operation or which has a normal life inherently shorter than the Warranty Period (e.g., fuses, lamps, magnetic tape); or
          16.5.4 Equipment which have had their serial numbers or months and year of manufacture removed or obliterated by any Company;
except when any such damage or defects are made, done or caused by Vendor or any of its Subcontractors, their respective agents and employees.
          16.7 Third Party Warranties. If Vendor purchases or subcontracts for the manufacture of any part of a System or Product or the performance of any of the Services to be provided hereunder from a third party, the warranties given to Vendor by such third party shall inure, to the extent assigned to the Companies pursuant to this Section 16 or permitted by law, to the benefit of the Companies, and each Company shall have the right, at its sole discretion, to enforce such warranties directly or through Vendor. The warranties of such third parties shall be in addition to and shall not, unless otherwise expressly stated herein, be in lieu of any warranties given by Vendor under this Agreement.
          16.8 Additional Sites. In the event that under the remedy provisions of this Section 16 Vendor is required to provide additional Switch(es) or BTS’s requiring additional Sites, the applicable Company shall be responsible for all Site Acquisition.
          16.9 EXCLUSIVE REMEDIES. THE FOREGOING PRODUCT AND SERVICES WARRANTY AND REMEDIES ARE EXCLUSIVE FOR THE PURPOSES OF ANY BREACH BY VENDOR OF THE PRODUCTS AND SERVICES WARRANTY AND ARE IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE PROVIDED HOWEVER THAT THE REMEDIES SET FORTH IN SECTIONS 14, 18 AND 22 SHALL NOT BE AFFECTED.
     SECTION 17. INSURANCE
     Vendor shall maintain insurance in accordance with the provisions set forth in Exhibit G. Vendor shall cause its insurance carrier(s) to provide Cricket with an annual certificate of insurance of such policy(ies), which shall name Cricket as an additional insured, and shall provide Cricket with at least thirty (30) days’ prior written notice of any suspension, reduction, or cancellation of coverage. Vendor shall notify Cricket at least thirty (30) days in advance of any material change in such insurance coverage including without limitation, any change in the insurance carrier(s).
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     SECTION 18. INDEMNIFICATION AND LIMITATION OF LIABILITY
          18.1 Indemnity. Subject to Section 18.3, (i) Vendor agrees to indemnify, defend and hold harmless each Company and their respective directors, officers, employees, agents, successors and assigns, and (ii) Cricket agrees and shall cause each Company to indemnify, defend and hold harmless Vendor and its Affiliates and their respective directors, officers, employees, agents, successors and assigns, from Losses and threatened Losses arising from, in the case of each of the foregoing clauses (i) and (ii), in connection with, or based on allegations of, any of the following:
(a)	failure by the Person against whom indemnification is asserted to observe or perform any duties or obligations to Subcontractors or any third parties within the reasonable contemplation of this Agreement;

(b)	the death or bodily injury of any agent, employee, customer, business invitee or any other person caused by the negligence, willful misconduct or strict liability of the Person against whom indemnification is asserted, its subcontractors or its or their respective employees, contractors, agents or representatives; provided that, no Company shall have any liability for any act or omission of Vendor or any Subcontractor, and Vendor shall have no liability for any act or omission of any Company;

(c)	the damage, loss or destruction of any real or tangible personal property caused by the negligence, willful misconduct or strict liability of the Person against whom indemnification is asserted, its subcontractors or its or their respective employees, contractors, agents or representatives; provided that, no Company shall have any liability for any act or omission of Vendor or any Subcontractor, and Vendor shall have no liability for any act or omission of any Company;

(d)	any claim, demand, charge, action, cause of action or other proceeding asserted against the Person seeking indemnification but arising out of or resulting from an act or omission of the Person against whom indemnification is asserted, its subcontractors or its or their respective employees, contractors, agents or representatives in its or their respective capacities as an employer; provided that, no Company shall have any liability for any act or omission of Vendor or any Subcontractor, and Vendor shall have no liability for any act or omission of any Company; and

(e)	any breach or inaccuracy of any representation or warranty made by the Person against whom indemnification is asserted in or pursuant to this Agreement and any breach of any covenant or
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agreement made by the Person against whom indemnification is asserted in or pursuant to this Agreement.
          18.2 Claim for Losses. If a Claim is to be made by a Person entitled to indemnification hereunder, the Person claiming such indemnification shall give a Claim Notice as soon as practicable after the Person entitled to indemnification has knowledge of any event which may give rise to Losses for which indemnification may be sought under this Agreement, provided, however, no delay on the part of the Person seeking indemnification shall relieve the Person against whom indemnification is sought from any obligation hereunder unless (and then solely to the extent) such Person is thereby materially and actually prejudiced. If any lawsuit or enforcement action is filed against any Person entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the Person against whom indemnification is asserted as promptly as practicable (and in any event within fifteen (15) calendar days after the service of the citation or summons). The indemnifying Person shall be entitled, if it so elects, (i) to defend such lawsuit or action, (ii) to employ and engage attorneys of its own choice to handle and defend the same, at such Person’s cost, risk and expense, and (iii) to compromise or settle such Claim, which compromise or settlement shall be made only with the written consent of the Person claiming such indemnification (which may not be unreasonably withheld), unless such compromise or settlement (x) includes an unconditional release in form and substance reasonably satisfactory to the indemnified Person from all liability in respect of such Claim and (y) does not, in the reasonable judgment of the indemnified Person, impose any burden, restraint, cost, liability, duty or other obligation on or otherwise adversely affect or have the potential to adversely affect the Person claiming indemnification, in which event such written consent shall not be required. If the Person against whom indemnification is sought fails to assume the defense of such Claim within fifteen (15) calendar days after receipt of the Claim Notice, the Person claiming such indemnification against which such Claim has been asserted will (upon delivering notice to such effect) have the right to undertake, at the expense of the Person against whom indemnification is sought, the defense, compromise or settlement of such Claim on behalf of and for the account and risk of the Person against whom indemnification is sought. In the event the Person claiming such indemnification assumes the defense of the Claim, such Person will keep the Person against whom indemnification is asserted reasonably informed of the progress of any such defense, compromise or settlement. The indemnifying Person shall be liable for any settlement of any action effected pursuant to and in accordance with this Agreement and for any final judgment, and the Person against whom indemnification is asserted agrees to indemnify and hold harmless the Person claiming indemnification from and against any Losses by reason of such settlement or judgment.
          18.3 Limitation of Liability. The liability of each Company hereunder shall be several and not joint, and no Company shall have any liability for any acts, omissions, breaches or defaults by any other Company hereunder. In no event shall any Person, which includes both Cricket and Vendor, against whom indemnification is asserted be liable to the Person seeking indemnification for such Person’s special, indirect, incidental or consequential damages or lost profits or revenues.
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     SECTION 19. REPRESENTATIONS AND WARRANTIES
          19.1 Representations and Warranties of Cricket. Cricket hereby represents and warrants to Vendor as follows:
          19.1.1 Due Organization. Cricket is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its business and properties and to carry on its business as such business is now being conducted and is duly qualified to do business in all jurisdictions in which the transaction of its business in connection with the performance of its obligations under this Agreement makes such qualification necessary or required.
          19.1.2 Due Authorization; Binding Obligation. Cricket has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement by Cricket have been duly authorized by all necessary corporate action on the part of Cricket; this Agreement has been duly executed and delivered by Cricket and is the valid and binding obligation of Cricket enforceable in accordance with its terms, except as enforcement thereof may be limited by or with respect to the following: (i) applicable insolvency, moratorium, bankruptcy, fraudulent conveyance and other similar laws of general application relating to or affecting the rights and remedies of creditors; (ii) application of equitable principles (whether enforcement is sought in proceedings in equity or at law); and (iii) provided the remedy of specific enforcement or of injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.
          19.1.3 Non-Contravention. The execution, delivery and performance of this Agreement by Cricket and the consummation of the transactions contemplated hereby will not contravene its certificate of incorporation or by-laws and will not conflict with or result in (i) a breach of or default under any material indenture, mortgage, lease, agreement, instrument, judgment, decree, order or ruling applicable to it or by which it or any of its properties is bound or affected, or (ii) a breach by Cricket of any Applicable Law.
          19.2 Representations and Warranties of Vendor. Vendor hereby represents and warrants to Cricket as follows:
          19.2.1 Due Organization. Vendor is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Texas and has all requisite corporate power and authority to own and operate its business and properties and to carry on its business as such business is now being conducted and is duly qualified to do business in all jurisdictions in which the transaction of its business in connection with the performance of its obligations under this Agreement makes such qualification necessary or required.
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          19.2.2 Due Authorization; Binding Obligation. Vendor has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement by Vendor have been duly authorized by all necessary corporate action on the part of Vendor; this Agreement has been duly executed and delivered by Vendor and is the valid and binding obligation of Vendor enforceable in accordance with its terms, except as enforcement thereof may be limited by or with respect to the following: (i) applicable insolvency, moratorium, bankruptcy, fraudulent conveyance and other similar laws of general application relating to or affecting the rights and remedies of creditors; (ii) application of equitable principles (whether enforcement is sought in proceedings in equity or at law); and (iii) provided the remedy of specific enforcement or of injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.
          19.2.3 Non-Contravention. The execution, delivery and performance of this Agreement by Vendor and the consummation of the transactions contemplated hereby will not contravene its certificate of incorporation or by-laws and will not conflict with or result in (i) a breach of or default under any material indenture, mortgage, lease, agreement, instrument, judgment, decree, order or ruling applicable to it or by which it or any of its properties is bound or affected, or (ii) a breach by Vendor of any Applicable Law.
          19.2.4 Regulatory Approvals. All authorizations by, approvals or orders by, consents of, notices to, filings with or other acts by or in respect of any Governmental Entity or any other Person required in connection with the execution, delivery and performance of this Agreement by Vendor have been obtained or shall be obtained in due course.
          19.2.5 Non-Infringement. To the best of Vendor’s knowledge after reasonable investigation, as of the Effective Date there are no actual claims or threatened or actual suits in connection with patents or other Intellectual Property Rights that could materially adversely affect Vendor’s ability to perform its obligations under this Agreement.
          19.2.6 Requisite Knowledge. Vendor has all requisite knowledge, know-how, skill, expertise and experience to satisfy its obligations in accordance with the terms of this Agreement.
          19.2.7 Financial Capacity. Vendor has the financial, management and manufacturing capacity and capabilities to satisfy its obligations in a timely manner in accordance with the terms of this Agreement.
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     SECTION 20. TITLE AND RISK OF LOSS
          Title and risk of loss to Equipment shall pass from Vendor to the Purchaser upon delivery of such Equipment to the Purchaser’s designated delivery location specified in the applicable Purchase Order or to Purchaser’s designated warehouse, provided that nothing in this Section shall relieve any Person from responsibility for loss or damage resulting from the acts or omissions of such Person, its employees or agents.
     SECTION 21. DISPUTE RESOLUTION
          21.1 Dispute Resolution. In the event any controversy, claim, dispute, difference or misunderstanding between Company, on the one hand, and Vendor, on the other, arises out of or relates to this Agreement, any term or condition hereof, any of the Work to be performed hereunder or in connection herewith, Vendor and Cricket shall designate managers to meet and negotiate in good faith in an attempt to amicably resolve such controversy, claim, dispute, difference or misunderstanding in writing. Such managers shall meet for this purpose within ten (10) Business Days, or such other time period mutually agreed to by the Vendor and Cricket, after written notice from either party. If the Vendor and Cricket are unable to resolve the controversy, claim, dispute, difference or misunderstanding through good faith negotiations within ten (10) Business Days after such meeting or meetings, Vendor and Cricket shall, within five (5) Business Days after the expiration of such ten (10) Business Day period, prepare a written position statement which summarizes the unresolved issues and such Person’s proposed resolution. Such position statement shall be delivered by Vendor to Cricket’s Chief Executive Officer and by Cricket to Vendor’s corresponding officer or representative for resolution within (5) Business Days, or such other time period mutually agreed to by Cricket and Vendor. To the extent any Company seeks to enforce its rights hereunder, it shall use the same procedures as set forth in this Section 21.1 for Cricket. In the event that any dispute, controversy or claim which may arise between the parties hereto in connection with this Agreement or any schedule or Exhibit attached hereto is not resolved within the time periods specified in this Section 21.1, each Party shall be entitled to pursue any and all remedies that are available to it at law or in equity.
          21.2 Tolling. All applicable statutes of limitation shall be tolled to the extent permitted by Applicable Law while the dispute resolution procedures specified in this Section are pending, and nothing herein shall be deemed to bar any Company or Vendor from taking such action as such Company or Vendor may reasonably deem to be required to effectuate such tolling.
     SECTION 22. TERMINATION AND EVENTS OF DEFAULT
          22.1 Termination by Cricket. Cricket may, at its sole option, terminate this Agreement, in its entirety, for convenience upon thirty (30) days’ prior written notice at any time without any penalty or payment obligation, except as provided in Section 22.5 below.
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Any Purchase Orders issued by any Purchaser prior to any such termination above shall remain in effect and shall be fulfilled to the extent that such orders are outstanding as of the date of such termination. In the event of any termination of this Agreement by Cricket, no Company shall have any liability to Vendor for any future purchases or commitments.
          22.2 Vendor Events of Default. The following events each constitute a “Vendor Event of Default”:
          (a) Vendor (i) files a voluntary petition in bankruptcy or has an involuntary petition in bankruptcy filed against it that is not dismissed within sixty (60) days of such involuntary filing, (ii) admits the material allegations of any petition in bankruptcy filed against it, (iii) is adjudged bankrupt, (iv) is unable generally to pay its debts as they mature, (v) makes a general assignment for the benefit of its creditors, or if a receiver is appointed for all or a substantial portion of its assets and is not discharged within sixty (60) days after his appointment, or (vi) Vendor commences any proceeding for relief from its creditors in any court under any state insolvency statutes; or
          (b) Vendor violates any Applicable Laws or Applicable Permits which has a material adverse effect on the business, financial condition or operations of any Company or on any Products or Systems (“Material Adverse Effect”); or
          (c) Vendor allows material Defects and Deficiencies to exist; or
          (d) Vendor fails to fulfill its obligations with respect to the satisfaction, discharge or bonding of liens as set forth herein; or
          (e) Vendor abandons or ceases for a period in excess of thirty (30) days its performance of the Work (except as a result of Force Majeure or a casualty which is fully covered by insurance or as to which other provisions reasonably acceptable to Cricket are being diligently pursued); or
          (f) Vendor assigns or subcontracts Work other than as provided for in this Agreement which could reasonably be expected to result in a Material Adverse Effect; or
          (g) Vendor misses any Guaranteed Substantial Completion Date or Commercial Launch date, due solely to non or delayed performance by Vendor, for any System by a period in excess of one hundred-fifty (150) days; provided that such failure to achieve such date was not caused by (i) a Force Majeure event or (ii) any act or omission of any Company; or
          (h) Vendor otherwise materially breaches any provision of this Agreement.
Cricket Communications Proprietary and Confidential Information

          22.3 Remedies. If any Vendor Event of Default exists, Cricket may, in addition to and without prejudice to any other rights or remedies of any Company in this Agreement or at law or in equity, do one or more of the following:
          (a) require Vendor, at no additional charge to any Company, to complete or assist others with the completion of all ordered but unfinished Work, including the sharing with Cricket all relevant engineering and design data, procurement data, manufacturing data, construction and erection data, start-up and testing data, materials, and Products that shall become part of such unfinished System or the specified Systems, which Vendor would otherwise have been required to deliver to a Purchaser pursuant to the terms of this Agreement but for the breach, under reasonably appropriate non-disclosure agreements; or
          (b) direct that Vendor assign its Subcontractor agreements to Cricket without any change of price or conditions therein or penalty or payment therefor.
     Unless otherwise specified herein, the remedies of Cricket and the other Companies contained in this Agreement are cumulative with one another and with any other remedies which they may have at law, in equity, under any agreements of any type, or otherwise, and the exercise or failure to exercise any remedy shall not preclude the exercise of that remedy at another time or of any other remedy at any time.
          22.4 Discontinuance of Work. Upon any notification of termination by Cricket, Vendor shall immediately discontinue all of the Work under all Purchase Orders (unless such notice of termination directs otherwise), and, as more fully set forth in Section 22.3, deliver to Cricket copies of all data, drawings, specifications, reports, estimates, summaries, and such other information, and materials as may have been accumulated by Vendor in performing the Work, whether completed or in process, which Vendor would otherwise have been required to deliver pursuant to this Agreement. Furthermore, Vendor shall assign, assemble and deliver to Cricket all related purchase orders and Subcontractor agreements.
          22.5 Payments. If Cricket terminates this Agreement, Vendor shall not be entitled to receive further payment other than payments due and payable and for Work performed as of the date of termination under this Agreement and not subject to dispute prior to such termination (provided that any such disputed amounts shall be paid by such Purchaser when and if such dispute is in fact resolved). Notwithstanding anything herein to the contrary, such Purchaser may withhold payments, if any, to Vendor for the purposes of offset of amounts owed to such Purchaser pursuant to the terms of this Agreement until such time as the exact amount of damages due the Companies from Vendor is fully determined by a court of competent jurisdiction.
          22.6 Continuing Obligations. Termination of this Agreement for any reason (i) shall not relieve any Person of its obligations with respect to the confidentiality of the Proprietary Information as set forth in Section 24.18, (ii) shall not relieve any Person of any
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obligation which applies to it and which expressly or by implication survives termination, and (iii) except as otherwise provided in any provision of this Agreement expressly limiting the liability of any Person, shall not relieve any Person of any obligations or liabilities for loss or damage to ay other Person arising out of or caused by acts or omissions of such Person prior to the effectiveness of such termination or arising out of its obligations as to portions of the Work already performed or of obligations assumed by Vendor prior to the date of such termination.
          22.7 Vendor’s Right to Terminate. In addition to and without prejudice to any other rights or remedies of the Vendor in this Agreement or at law or in equity, Vendor shall have the option to terminate this Agreement without any penalty or payment obligations, other than undisputed payment obligations outstanding as of the date of any such termination pursuant to the terms of this Agreement if:
          (a) Cricket (i) files a voluntary petition in bankruptcy or has an involuntary petition in bankruptcy filed against it that is not dismissed within sixty (60) days of such involuntary filing, (ii) admits the material allegations of any petition in bankruptcy filed against it, (iii) is adjudged bankrupt, (iv) makes a general assignment for the benefit of its creditors, or if a receiver is appointed for all or a substantial portion of its assets and is not discharged within sixty (60) days after his appointment, or (v) commences any proceeding for relief from its creditors in any court under any state insolvency statutes, and any such filing, proceeding, adjudication or assignment as described herein above shall otherwise materially impair Cricket’s ability to perform its obligations under this Agreement; or
          (b) a Purchaser fails to make payments of undisputed amounts due to Vendor pursuant to the terms of this Agreement which are more than sixty (60) days overdue, provided that such failure has continued for at least thirty (30) days after Vendor has notified such Purchaser and Cricket of its right and intent to so terminate on account of such overdue amount; or
          (c) Cricket materially breaches any provision of this Agreement other than a breach to which Section 22.7(b) is applicable, and after Vendor having provided thirty (30) days’ prior written notice, such Company shall have failed (i) to commence to cure the default within five (5) Business Days of delivery of such notice, and (ii) to diligently pursue such cure.
     SECTION 23. SUSPENSION
     Each Purchaser may at any time issue a Change Order to Vendor to suspend all or any part of the Work under any Purchase Order for such period of time as such Purchaser may reasonably determine to be appropriate. Any such Change Order shall be handled in accordance with the provisions of Section 9 hereof.
Cricket Communications Proprietary and Confidential Information

     SECTION 24. MISCELLANEOUS
          24.1 Amendments. The terms and conditions of this Agreement may only be amended by mutually agreed contract amendments. Each amendment shall be in writing and shall identify the provisions to be changed and the changes to be made. Agreement amendments shall be signed by duly authorized representatives of each of Vendor and Cricket.
          24.2 Company Liabilities. Vendor understands and agrees that no third party shall guarantee or otherwise be in any way liable with respect to any obligations or liabilities of any Company, except as otherwise expressly provided in this Agreement.
          24.3 Offset. Vendor hereby waives any right of offset of amounts owed by any Company to Vendor pursuant to the terms of this Agreement.
          24.4 Assignment. Except as otherwise permitted herein, neither this Agreement nor any portion hereof may be assigned by Cricket or Vendor without the express prior written consent of the others. Cricket may, without the consent of Vendor or ProCo, collaterally assign its rights hereunder (including, but not limited to, all licenses with respect to the Software) to any or all parties providing financing for Cricket or any Affiliate of Cricket with the exception of financing provided by a Competitor of Vendor. If requested by Cricket, Vendor shall within seven (7) calendar days of such request provide a written consent to any such assignment. The foregoing rights and obligations are in addition to those set forth elsewhere in this Agreement. Any attempted assignment in violation of the terms of this Agreement shall be null and void. Subject to the foregoing, this Agreement shall bind and inure to the benefit of Cricket and Vendor, their successors and permitted assigns.
          24.5 Notices. Except as otherwise expressly stated herein, all notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service; and three (3) days after sending, if sent by certified or registered mail, postage prepaid, return receipt requested. All notices shall be addressed as follows:
          If to Cricket or any Company:
Cricket Communications, Inc.
10307 Pacific Center Court
San Diego, California 92121
Attention: Chief Executive Officer
Telephone: (858) 882-6000
Facsimile: (858) 882-6080
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With a copy to:
Sr. Vice President, General Counsel
10307 Pacific Center Court
San Diego, California 92121
Telephone: (858) 882-6000
Facsimile: (858) 882-6080
          If to Vendor:
Futurewei Technologies, Inc.
1700 Alma Drive, Suite 100
Plano, Texas 75075
Attention: Contracts Department
Telephone: (972)-509-5599
Facsimile: (972)-543-5899
By written notice provided pursuant to this subsection, Cricket, any Company and Vendor may change its designated addressee for purposes of giving notices under this Agreement.
          24.6 Governing Law. This Agreement is governed by the laws of the State of California, without regard to principles of conflict of laws. This Agreement shall be deemed to be made and executed in the State of California.
          24.7 Remedies. Subject to Section 21 hereof, Cricket, ProCo, each other Company and Vendor shall be entitled to pursue any and all rights and remedies that are available to it at law or in equity.
          24.8 Consent to Jurisdiction. Vendor (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court located in the Southern District of California or the state courts of the State of California located in San Diego, California for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (ii) hereby waives, to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that-any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby agrees not to commence any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or
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suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Vendor consents to service of process in any such proceeding in any manner permitted by California law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified herein.
          24.9 Compliance with Law. Cricket, each Company and Vendor shall comply with all Applicable Laws in the performance of this Agreement.
          24.10 Headings. The headings given to the Sections and subsections herein are inserted only for convenience and are in no way to be construed as part of this Agreement or as a limitation of the scope of the particular Section or subsection to which the title refers.
          24.11 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under such applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid in any jurisdiction, the remaining provisions of this Agreement shall remain in full force and effect and such prohibited or invalid provision shall remain in effect in any jurisdiction in which it is not prohibited or invalid.
          24.12 Waiver. Unless otherwise specifically provided by the terms of this Agreement, no delay or failure to exercise a right resulting from any breach of this Agreement shall impair such right or shall be construed to be a waiver thereof, but such right may be exercised from time to time as may be deemed expedient. A waiver of any representation, warranty or covenant contained in this Agreement shall be limited to the particular breach so waived and not be deemed to waive any other breach under this Agreement.
          24.13 Public Statements and Advertising. (a) Neither Vendor nor any Company shall issue any public statement (or any private statement unless required in the performance of the Work) relating to or in any way disclosing any aspect of the Work or any System including the scope, the specific terms of this Agreement, extent or value of the Work or any System. Express written consent of Cricket is required prior to the invitation of or permission to any reporter or journalist to enter upon the System or any part thereof. Vendor agrees not to use for publicity purposes any photographs, drawings or materials describing any System without obtaining the prior written consent of Cricket, which consent shall not be unreasonably withheld. Cricket agrees not to use for publicity purposes any photographs, drawings or materials describing Vendor’s products and services without obtaining the prior written consent of Vendor, which consent shall not be unreasonably withheld, except that any Company may refer to Vendor as a provider of Products and Services to any Company in any public statement without Vendor’s consent. This subsection shall not prohibit the provision of necessary information to prospective Subcontractors and Vendor’s or any Company’s personnel, agents or consultants or other disclosures which are required by Applicable Law, including without limitation federal and state securities laws and regulations applicable to Vendor or any Company, or any Affiliate
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thereof. All other such public disclosures by any Company or Vendor require the prior written consent of the other Person.
          (b) Cricket and Vendor shall submit to the other proposed copies of all advertising (other than public statements or press releases) wherein the name, trademark or service mark of the other Person or its Affiliates is mentioned; and neither any Company nor Vendor shall publish or use such advertising without the other Person’s prior written approval. Such approval shall be granted as promptly as possible and shall not be unreasonably withheld. Cricket and Vendor acknowledge that the obtaining of prior written approval for each such use pursuant to this subsection may be an administrative burden. At the request of either Cricket or Vendor, Cricket and Vendor shall establish mutually acceptable guidelines for the uses specified therein. Such guidelines shall be subject to change from time to time at the reasonable request of either Cricket or Vendor.
          24.14 Records and Communications. Procedures for keeping and distributing orderly and complete records of the Work and its progress are stated in the Exhibits. The procedures so established shall be followed throughout the course of the Work unless Cricket and Vendor mutually agree in advance in writing to revise the procedures. Procedures for communications among Cricket and Vendor are stated in the Exhibits. The procedures so established shall be followed throughout the course of the Work unless Cricket and Vendor mutually agree in advance and in writing to revise such procedure.
          24.15 Ownership of Specifications. The Specifications shall constitute the Proprietary Information of Cricket and Vendor to the extent of each such Person’s contribution to the Specifications. Neither Cricket nor Vendor shall use those parts of the Specifications contributed by the other Person or any part of the Proprietary Information of the other Person for any purpose other than fulfilling or exercising their respective rights or obligations under this Agreement.
          24.16 Financing Requirements. Vendor acknowledges that the attainment of financing for construction of Systems may be subject to conditions that are customary and appropriate for the providers of such financing. Therefore, Vendor agrees to promptly consider any reasonable amendment to or modification or assignment of this Agreement required by such providers (including, without limitation, any pertinent industrial development authority or other similar governmental agency issuing bonds for financing of the System) which do not materially modify the scope of Vendor’s Work in order for any Company to obtain such financing. In the event that any such amendment or modification materially increases Vendor’s risk or costs hereunder, Cricket and Vendor shall negotiate in good faith to adjust pricing matters, and to equitably adjust such other provisions of this Agreement, if any, which may be affected thereby, to the extent necessary to reflect such increased risk or costs.
          24.17 Cricket Review, Comment and Approval. To the extent that various provisions of this Agreement provide for any Company’s review, comment, inspection, evaluation, recommendation or approval, Cricket may at its option do so in conjunction or
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consultation with Vendor. To the extent that this Agreement requires any Company to submit, furnish, provide or deliver to Vendor any report, notice, Change Order, request or other items, Cricket may at its option and upon written notice to Vendor designate a representative to submit, furnish, provide or deliver such items as the Company’s agent therefor. To the extent that various provisions of this Agreement provide that any Company may order, direct or make requests with respect to performance of the Work or is provided access to the System sites or any other site, Cricket may at its option and upon written notice to Vendor authorize a representative to act as the Company’s agent therefor. Upon receipt of such notice, Vendor shall be entitled to rely upon such authorization until a superseding written notice from Cricket is received by Vendor.
          24.18 Confidentiality. (a) All information which is identified as proprietary or confidential by the disclosing Person, including without limitation all oral and written information (including, but not limited to, determinations or reports by arbitrators pursuant to the terms of this Agreement), disclosed to the other Person is deemed to be confidential, restricted and proprietary to the disclosing Person (hereinafter referred to as “Proprietary Information”). Cricket and Vendor agree to use the Proprietary Information received from the other Person only for the purpose of this Agreement. Except as specified in this Agreement, no other rights, and particularly licenses, to trademarks, inventions, copyrights, patents, or any other intellectual property rights are implied or granted under this Agreement or by the conveying of Proprietary Information between the parties. Proprietary Information supplied is not to be reproduced in any form except as required to accomplish the intent of, and in accordance with the terms of, this Agreement. The receiving Person shall provide the same care to avoid disclosure or unauthorized use of Proprietary Information as it provides to protect its own similar proprietary information but in no event shall the receiving Person fail to use reasonable care under the circumstances to avoid disclosure or unauthorized use of Proprietary Information. All Proprietary Information shall be retained by the receiving Person in a secure place with access limited to only such of the receiving Person’s employees, subcontractors, third parties or agents who need access thereto to fulfill their duties in such capacity. All Proprietary Information, unless otherwise specified in writing (i) remains the property of the disclosing Person, (ii) shall be used by the receiving Person only for the purpose for which it was intended, and (iii) such Proprietary Information, including all copies of such information, shall be returned to the disclosing Person or destroyed after the receiving Person’s need for it has expired or upon request of the disclosing Person, and, in any event, upon termination of this Agreement. At the request of the disclosing Person, the receiving Person shall furnish a certificate of an officer of the receiving Person certifying that Proprietary Information not returned to disclosing Person has been destroyed. For the purposes hereof, Proprietary Information does not include information which:
(i)	is published or is otherwise in the public domain through no fault of the receiving Person at the time of any claimed disclosure or unauthorized use by the receiving Person;
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(ii)	prior to disclosure pursuant to this Agreement is properly within the possession of the receiving Person as evidenced by reasonable documentation to the extent applicable;

(iii)	subsequent to disclosure pursuant to this Agreement is lawfully received from a third party having rights in the information without restriction of the third party’s right to disseminate the information and without notice of any restriction against its further disclosure;

(iv)	is independently developed by the receiving Person or is otherwise received through parties who have not had, either directly or indirectly, access to or knowledge of such Proprietary Information;

(v)	is transmitted to the receiving Person after the disclosing Person has received written notice from the receiving Person after termination or expiration of this Agreement that it does not desire to receive further Proprietary Information;

(vi)	is obligated to be produced under order of a court of competent jurisdiction or other similar requirement of a Governmental Entity, so long as the Person required to disclose the information provides the other Person with prior notice of such order or requirement and its cooperation to the extent reasonable in preserving its confidentiality; or

(vii)	the disclosing Person agrees in writing is free of such restrictions.
          (b) Notwithstanding anything herein to the contrary, any Company may disclose the Proprietary information of Vendor to any other Company.
          (c) Notwithstanding anything herein to the contrary, Cricket or its Affiliates may disclose the Proprietary information of Vendor (i) in connection with any rule, regulation or requirement of or filing with the Securities and Exchange Commission, any exchange, market or other entity on or through which any of Cricket’s or any of its Affiliates’ securities are or are proposed to be traded; or (ii) to financial institutions and insurance companies to the extent necessary or desirable for Cricket or any Affiliate to obtain or maintain financing or insurance. This subsection shall not prohibit the provision of necessary information to prospective Subcontractors and Vendor’s or any Company’s personnel, agents or consultants or other disclosures which are required by Applicable Law, including without limitation federal and state securities laws and regulations applicable to Vendor or any Company, or any Affiliate thereof. All other such public disclosures by any Company or Vendor require the prior written consent of the other Person.
          (d) Because damages may be difficult to ascertain, Cricket and Vendor agree, without limiting any other rights and remedies specified herein, an injunction may be sought against the Person who has breached or threatened to breach this subsection. Cricket and Vendor each represents and warrants that it has the right to disclose all Proprietary
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Information which it has disclosed to the other Person pursuant to this Agreement, and Cricket and Vendor each agrees to indemnify and hold harmless the other Person from all claims by a third party related to the wrongful disclosure by the Person against who indemnification is sought of such third party’s proprietary information.
          24.19 Entirety of Agreement; No Oral Change. This Agreement and the Specifications and Exhibits hereto constitute the entire contract between Cricket and Vendor with respect to the subject matter hereof, and supersede all proposals, oral or written, all previous negotiations, and all other communications between Cricket and Vendor with respect to the subject matter hereof. No modifications, alterations or waivers of any provisions herein contained shall be binding on an Cricket and Vendor unless evidenced in writing signed by duly authorized representatives of such Cricket and Vendor as set forth in this Agreement.
          24.20 Relationship of the Parties. Nothing in this Agreement shall be deemed to constitute any Company as a partner, agent or legal representative of Vendor, or Vendor as a partner, agent or legal representative of any Company or to create any fiduciary relationship between any Company and Vendor. Vendor is and shall remain an independent contractor in the performance of this Agreement, maintaining complete control of its personnel, workers, Subcontractors and operations required for performance of the Work. This Agreement shall not be construed to create any relationship, contractual or otherwise, between any Company and any Subcontractor, except to establish Cricket as a third party beneficiary of Vendor’s contacts with Subcontractors as provided herein. Each Company is an intended third party beneficiary of all of Vendor’s covenants and obligations hereunder and all rights of Cricket and/or the Companies hereunder.
          24.21 Discretion. Notwithstanding anything contained herein to the contrary, to the extent that various provisions of this Agreement call for an exercise of discretion in making decisions or granting approvals or consents, the Cricket and Vendor shall be required to exercise such discretion, decision or approvals and in good faith.
          24.22 Non-Recourse. Other than Cricket, no past, present or future limited or general partner in any Company, no parent or other affiliate of any Company, and no officer, employee, servant, executive, director, agent or authorized representative of any of them (each, an “Operative”) shall be liable by virtue of any direct or indirect ownership interest or other relationship for payments due under this Agreement or for the performance of any obligation, or breach of any representation or warranty made by Cricket hereunder. The sole recourse of Vendor for satisfaction of the obligations of Cricket under this Agreement shall be against Cricket and Cricket’s assets, and in each case not against any other Operative or any assets or property of any such Operative, except as otherwise expressly provided herein. In the event that a default occurs in connection with such obligations, no action shall be brought against any such Operative by virtue of its direct or indirect ownership interest in Cricket.
          24.23 Improvements, Inventions and Innovations. All rights in any improvements, inventions, and innovations made solely by any Company or Companies
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shall vest in such Companies, and such Companies shall have the right to exploit such improvements, inventions, and innovations. All rights in any improvements, inventions and innovations made solely by Vendor shall vest in Vendor, and Vendor and its Affiliates shall have the right to exploit such improvements, inventions and innovations. All rights in any improvements, inventions and innovations made by the substantial contribution of Vendor and any Company(ies) (“Joint Information”) shall vest jointly in Vendor and such Company(ies). Joint Information does not include any underlying information owned by any Company or Vendor prior to commencement of such joint activities or developed beyond the scope of such joint activities, including Products and Product information, technical information or inventions developed prior to the commencement of any joint activities, developed outside of the scope of such joint activities or developed solely by the Companies or Vendor. The rights of joint ownership to such Joint Information shall be rights of full non-exclusive worldwide ownership, including rights to license and transfer. Each Company and Vendor may exploit its rights to the Joint Information independent of the other and may retain all economic benefits thereof, no Company nor Vendor shall have any obligation to account to the other for profits derived from the Joint Information and each Company and Vendor shall have full rights to enforce the Joint Information intellectual property rights against non-authorized users.
          24.24 Attachments and Incorporations. All Exhibits attached hereto are hereby incorporated by reference herein and made a part of this Agreement with the same force and effect as though set forth in their entirety herein.
          24.25 Conflicts. In the event of any conflict or inconsistency among the provisions of the main body of this Agreement and the Exhibits and other documents attached hereto and incorporated herein, such conflict or inconsistency shall be resolved by giving precedence to the main body of this Agreement first, and thereafter to the Exhibits and Specifications.
          24.26 References to Certain Sources. Reference to standard specifications, manuals or codes of any technical society, organization or association or to the laws or regulations of any Governmental Entity, whether such reference is specific or by implication, by this Agreement, means the latest standard specification, manual, code, laws or regulations in effect at the time of such reference, except as may be otherwise specifically agreed to by Cricket. However, no provision of any reference, standard, specification, manual or code (whether or not specifically incorporated by reference in this Agreement) shall be effective to change the duties and responsibilities of any party from those set forth in this Agreement; provided that nothing contained in this Agreement shall require any Company or Vendor to violate then existing and enforceable Applicable Laws.
          24.27 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
          24.28 Cooperation. Vendor acknowledges that the Companies may have one or more third party vendors, contractors and other personnel engaged to provide work,
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equipment or services in connection with or related to this Agreement. Vendor agrees to reasonably communicate and cooperate with such third parties at all times and, at the request of any Company, coordinate Vendor’s and Vendor’s Subcontractors’ activities hereunder with the activities of such third parties.
          24.29 Survival. Notwithstanding any expiration or termination of this Agreement, the provisions of Sections 1, 2.4, 2.5, 4.8, 5.1(b), 10, 11, 12, 13, 16, 18, 24.18 and 24.23 and any other provisions that based on their content are intended to survive shall continue in full force and effect.
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          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

VENDOR:

FUTUREWEI TECHNOLOGIES, INC.,
a Texas corporation

By:	/s/ Hu Hou Kun

Name: Hu Hou Kun
Title: President

CRICKET:

CRICKET COMMUNICATIONS, INC.,
a Delaware corporation

By:	/s/ Glenn Umetsu

Name: Glenn Umetsu
Title: EVP & CTO
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Exhibit A
SCOPE OF WORK
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In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.
I. SCOPE OF WORK
1.	PURPOSE
The purpose of this document is to state the requirements from customer (Owner) and vendor (Vendor) for the implementation and commercial launch of new Markets.
This Scope of Work (SOW) sets forth the terms and conditions under which Vendor shall supply/perform all tasks specified in the SOW hereto under the terms and conditions of this agreement as follows.
•	Vendor shall design, engineer, and supply all specified tasks to meet the requirements as stipulated in the contract.

•	Both Owner and Vendor have the right to request written clarification on the SOW and such requests must be in writing with one calendar week response time from date of receipt.
2.	SCOPE
The SOW shall meet the Owner contractual requirements listed below.
The following specifies Vendor engineering, delivery and installation services at all Owner project Sites in the new Markets.
2.1 Engineering Services
Vendor engineers will perform surveys on the central office Sites(Switch room only) as it pertains to its own equipment and provide Owner with drawings. Owner will provide Vendor, for Site surveys, the Site specific installation details, Equipment layouts; cable runs and Equipment inter-connect drawings as part of the Site drawings.
Vendor engineers will document any/all special requirements by Owner in the Vendor Engineering Memorandum for signature by Owner.
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Vendor will perform Site inspections subject to Owner approval on the Installation Environment Check List. (See Exhibit L)
The survey documentation will include but may not be limited to the following.
•	Drawings for cabinet installation locations or placements

•	Lists of cabinets types and interfaces to include connectors

•	Cable lengths and specifications

•	Grounding requirements

•	Earthquake bracing

•	Earthquake cable requirements (if required)
2.2	Installation and Delivery Services
A. Vendor Responsibilities
•	Vendor will provide Equipment and will also be responsible for delivery of all Products to Purchaser’s initial specified location, Purchaser shall provide detailed location address to Vendor before shipment, the Equipment shall be distributed to such Purchaser’s initial location at Vendor’s cost; if such initial specified location is Purchaser’s designed warehouse, Purchaser will be responsible for the delivery from warehouse to installation site; if such initial specified location is the final installation Site, site must be ready to receive the Equipment within 30 days after such Equipment arrive at Vendor’s warehouse, if the Site can not be ready within 30 days, those Equipment will be delivered to Purchaser’s designated warehouse at vendor’s cost, the corresponding cost and expense for the transportation from Purchaser’s warehouse to the specified location for such delivery shall be born by Purchaser.

•	Vendor will provide all materials for the installation of Vendor supplied Equipment unless otherwise specified in the attached responsibility matrix.

•	Vendor will perform work in accordance with applicable government and industry safety codes.

•	Vendor and its Subcontractors will maintain the immediate work area in a clean and safe manner. The immediate work area shall be kept free of all loose materials such as cartons, tie-wraps, etc. and cleaned at the end of each work day and all Equipment shall be vacuum-dusted; floors cleaned and extraneous or excess items removed following each installation.
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•	Damaged or faulty Equipment, Spare Parts, and replacement parts are the responsibility of Vendor during the installation and delivery period.

•	Vendor will provide Spare Parts on Sites for all non-redundant System Cards during the installation and delivery period.

•	Third-party deliverables are the responsibility of Vendor.

•	Vendor shall obtain approval from Owner in the form of a MOP (method of procedure) before removing or returning to service any System Element in a live System or making any changes to Software parameters or System data in a live system.
B. Owner Responsibilities
•	Owner will be billed at cost for any special heavy Equipment requirements (i.e. cranes) to locate Equipment to Sites.

•	Any variations from the standards/plans used for installation of Equipment shall require prior written approval by Owner.

•	Owner will provide such approval on a timely basis, not to exceed twentyfour (24) hours for any variations in approved plans and use of special heavy Equipment.

•	Owner will provide the locations and addresses for all Sites

•	Owner will provide access to all Sites as required. Delays due to the inability of Vendor to gain Site access due solely to Owner’s fault will be the responsibility of Owner.

•	All documentation under Owner control that is deemed necessary by Vendor to meet deliverables must be made available to the Vendor Project Manager and ensure the correct document deliver to the Vendor( e.g. CDC)

•	Owner will provide good preparation to all Sites as schedule required. Delays due to the inability of Vendor to gain good site preparation due solely to Owner’s fault will be the responsibility of Owner.
•
II. INSTALLATION AND INTEGRATION
A. Vendor Responsibilities
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1.	Installation Planning
Vendor will be responsible for the installation procedures and skill sets required for the project. Vendor will prepare Site-specific installation, test and acceptance documents, including rollback procedures, and conduct review with Owner prior to installation to get Owner approval. Vendor shall perform all integration of Vendor Equipment into the System with the support from Owner.
2.	Equipment Installation
Equipment installation must follow the instructions in the Vendor Installation Manual of each Product.
Vendor or its Subcontractor will perform the mounting/assembling Equipment in a pre-provisioned Owner Equipment area. Activities include but are not limited to; adding top supports to the bays of existing superstructures, floor-mounted bottom supports for Equipment bays, and all cabling including power and ground leads for “A” and “B” feeds to the power distribution bay and other requirements as listed in the “Diagram of Responsibilities” schematics in Appendix A.
A Shut-Down report is required by a Vendor Engineering Supervisor and Owner representative in the event work or installations must be stopped for any reason.
3.	Equipment Test
Vendor will verify continuity on all external cabling, prepare unit level test document, verify power and load test / commission data and perform commissioning tests in accordance to Vendor technical documentation and Exhibit V.
4.	Software Commissioning
The Vendor software engineer loads and sets Software parameters in accordance with the Vendor “Data Setting Standard Deployment Commissioning Guide” and engineering document.
The Vendor software commissioning engineer must complete a “Cargo Problem Feedback Form” for any faulty or replacement boards and deliver to the Spare Parts manager.
The Vendor engineering supervisor must make the appropriate modifications or corrections to faulty or inaccurate data in the Engineering Document.
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5.	System Integration
The integration plan must be jointly developed and approved by Vendor and Owner prior to execution and includes inter-working of all interfaces as well as review and evaluation of antenna sweep information from Owner. (Reference Appendix A. items 20.1 to 21.4)
6.	Shakedown Testing
The shake down test will be conducted during the site integration period, before the network commercial launch. The shake down test contents PN verification, NB verification, basic call testing (M-M, M-L, and L-M) and softer/soft handover.
B. Owner Responsibilities
1.	RF Design & Optimization
Owner shall be responsible for all Network Planning, Cluster Testing, and Network Optimization.
Owner shall provide completed Network Planning which includes the sites design and configuration. The final design shall be reviewed and agreed by both Owner and Vendor before the network deployment and installation.
The specific items to complete the final design are as follows:
•	Link Budget Analysis

•	CW Testing

•	Model Tuning

•	Site plan

•	PN plan

•	Neighbor list

•	Site Parameter plan (i.e. Datafill)

•	Coverage plots

•	Traffic plan

•	CDMA analysis

•	Interference Analysis

•	conduct the 911 test call during the shakedown testing or other determined time.
On completion of Site construction and integration of BTS Equipment into the System, Optimization Services shall be provided to fine tune operating parameters and maximize System performance metrics by the Owner.
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2.	General RF Engineering Requirements
All RF engineering and Network Planning must be provided using the latest computer modeling and simulation techniques and meet coverage and capacity requirements, service quality metrics and Equipment configuration, antenna, cable/feeder, and other hardware requirements and Software parameters as specified in Appendix A sections 6 and 7.
•	3. Owner should provide all requirement specification for the installation, Any variations from the standards/plans used for installation of Equipment shall require prior written approval by Vendor.
III. FINAL TURN UP AND ACCEPTANCE
This section outlines and broadly defines certain acceptance testing tasks, Site clean up requirements, preparation of acceptance documentation, and completion of other outstanding issues, if any, for handover to the Owner.
Vendor engineers and supervisors will work toward resolving any outstanding problems identified as well as corresponding schedule deadlines to include documentation of same in the “Vendor Engineering Memo.” A method of procedure (MOP) document for the turn up of Vendor System will also be jointly developed between Vendor and Owner.
All acceptance test data collected will be provided to Owner engineers for review and analysis. The Vendor supervisor will present the “Equipment Installation Report” and “Certification of Substantial Acceptance” to Owner in a final report within 7 working days of the completion of testing in accordance with Exhibit V.
1. Turn up Criteria
The Vendor System must demonstrate stable operation without Impairment in all three markets during commissioning without antennas or feeders prior to completing final acceptance. Availability of circuits/facilities (T1’s) shall be discussed with Owner.
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Signaling Point Codes (SPC) are required by the Vendor Softswitch to complete commissioning and integration of external and ancillary System Elements. Owner will be responsible to provide all signaling point codes.
Irrespective of the System stability period, a System Element must operate error/fault-free for 14 consecutive days following turn up and satisfy acceptance requirements in Exhibit V before it becomes eligible for acceptance by the Owner.
Owner RF engineers shall perform post network launch testing to verify sites configuration and dataill in all markets.
2. Project Reporting and Reviews
Vendor and Owner will jointly report on and review project status and conduct meetings as required. Vendor will create, distribute and maintain a weekly action register for all open action items and current project status.
3. Quality Assessment and Inspection
Quality inspections of workmanship are mandatory and must be conducted throughout Installation. A Vendor-accredited quality auditor will perform audits and provide assessment reports listing any defects and non-compliance. All the defects and non-compliance must be corrected to meet the quality standard. A Vendor quality report must be made available upon request. (Reference Appendix C.)
4. Owner Responsibilities
•	Owner will make maintenance personnel available on Site as required to resolve any problems during installation and commissioning.

•	Vendor and Owner will jointly determine engineering documentation changes as required and sign off on any corresponding design changes.

•	All Site locations shall be a safe working environment for all personnel

•	Provide all DC and AC power requirements.

•	T1 facilities and transmission plan shall be provided for all Sites.
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•	T1 transmission shall be error free for all phases of work and operations.

•	Adequate grounding shall be provided as defined in Exhibit L.

•	All antennas and feeders shall be in working order as specified in Appendix E.

•	The Network Planning and Optimization performing.

•	Ensure placement of Vendor supplied Plenum at each Site prior to installation. (Reference Appendix D.)

•	24 hour security and access must be provided to Vendor and all approved Subcontractors. Any restrictions need to be defined and agreed upon before any work proceeds.
5. Vendor Responsibilities
•	Vendor personnel and Subcontractors shall follow all agreed upon methods of procedure throughout project implementation.

•	Required insurance coverage will be provided.

•	Provide tools for equipment installation, exclude the RF Tools.
Appendix A
Division of Responsibility Matrix

Provided by
No.	Item	VENDOR	OWNER
1	Site Survey

1.1	Identify Test Facility, MSC & Gateway MSC Sites, Site address, longitude / latitude coordinates.		Y

1.2	Test Facility, MSC and Gateway MSC Site requirements and evaluation of proposed Sites	Y

1.3	Site Compliance with Government Regulation/Approval		Y

1.4	Provide existing Site drawings in electronic format.		Y

1.5	Provide access to Sites as required		Y

1.6	Perform Site survey and prepare Site survey reports/drawings( Switch room only)	Y	Y

1.7	Define technical System requirements for Sites	Y
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Provided by
No.	Item	VENDOR	OWNER
1.8
Provide Site Specification requirements for size, floor loading, raised-floor needs, floor material, physical & operational enclosure requirements, cooling, air-conditioning, grounding & utility/emergency power needs
Y

1.9	Provide Equipment layout plan for Vendor offered Equipment including cabling, racks, grounding and termination(Switch room only)	Y

1.10	Provide Equipment loading requirements	Y

1.11	Floor Loading assessment		Y

1.12	Approve completed Equipment layout plan.		Y

2	SITE ENGINEERING

2.1	Define technical System requirements for Sites	Y

2.2	Design Vendor Equipment components and rack layout	Y

2.3	Specify power and cabling requirements for Vendor Equipment	Y

2.4	Design System Element termination’s	Y

2.5	Verify and finalize the engineered Site design	Y

2.6	Approve engineered Site design and variance (if any)		Y

2.7	Preparation of Owner ODF / DDF with sufficient available ports.		Y

3	SITE PREPARATION & CONSTRUCTION

3.1
Site preparation/construction of Equipment room as per the engineering requirements as schedule required. Note: Prior to commencement of any installation by Owner or its designated subcontractors, the Site shall be suitably prepared to allow works to progress in a controlled, safe and secure manner.
Y

3.2	Install raised Floor (if required) as per specification		Y

3.3	Install false ceiling (if required)		Y

3.4	Supply and install grounding from Grounding Rod to the distributed Main Ground Window/Bar		Y

3.5	Install grounding from Owner distributed Main Ground Window/Bar to Vendor supplied Equipment	Y	Y

3.6	Provide DC battery backup for Vendor supplied Equipment.(BTS Only)	Y

3.7	Provide Commercial AC and install AC Power panel within Vendor supplied Equipment locations		Y

3.8	Provide DC Power for all DC-based Vendor supplied Equipment		Y

3.9	Provide Uninterrupted Power System (UPS) for AC-based Vendor supplied Equipment.		Y

3.10	Cable and connections from AC Power Panel to Vendor Equipment		Y

3.11	Install cable rack/ladder for Vendor Power and Feeder Cables		Y

3.12	Assemble and install fiber protection duct work to Vendor Equipment location.		Y

3.13	Open and close existing cable holes and slots and provide new cable holes (if necessary)		Y

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Provided by
No.	Item	VENDOR	OWNER
3.14	Install air conditioning		Y

3.15	Site Physical Security (fence, security guards, etc.)		Y

3.16	Supply basic facilities e.g. lights, power, water, sanitary, telephone connection in Sites.		Y

3.17	Provide all environmental alarms, sensors and alarm connecting points(Switch site)		Y

3.18	Connect alarms to Vendor alarm panel (Switch Site)	Y

3.18	Provide and install DSX/NIU Equipment in the transmission room for T1/T3 interconnection		Y

3.19
Note: All necessary power supply and grounding provisions for the Equipment shall be fully commissioned and operational. Such provisions may include distribution networks and appropriate protection devices (fuses, breakers, surge/lightning protection, etc. All signal and circuit protective earthing and lightning protection shall be installed and available. All necessary containment for cable and fiber (cable ladder, cable tray, trunking, baskets, fiber guides, conduits, etc.) shall be installed as required. All necessary cable penetrations through walls, soffits, risers, etc. shall be formed. In addition, all cut-outs and trims required in floor tiles shall be complete. Review and approval prior to installation. This includes any associated civil / structural works as needed to accommodate the Equipment on Site.
Y

4	STAGING

4.1	Secure suitable staging location in market area	Y

4.2	Store Equipment in staging warehouse for maximum 30days	Y	Y

5	PERMITS & LICENSING

5.1	Determine Transmission requirements & the frequency band permits from regulatory agency		Y

5.2	Obtain Import License or permits	Y

5.3	Obtain US Export Control Approvals	Y

5.4	Obtain all frequency and operating permits and clearances from regulatory approvals (all operating areas)		Y

5.5	Obtain all government permits and clearances		Y

5.6	Approved Frequency Plan and license		Y

5.7	Obtain required Spectrum approvals		Y

5.8	Spectrum Clearance		Y

5.9	Spectrum availability		Y

5.10	Obtain all licenses for testing the System before launch		Y

5.11	Obtain clearance for PSTN interconnect		Y

5.12	Obtain all environmental permits and clearances		Y

5.13	Obtain aviation/height permits and clearance for tower heights		Y
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Provided by
No.	Item	VENDOR	OWNER
5.14	Compliance with local Labor Safety and Health law and its regulated regulations	Y

5.15	Vendor Equipment compliance with US requirements.	Y

6	NETWORK PLANNING

6.1	Identify Network Planning requirements including Access and Backhaul network, Data network and OMP network and design		Y

6.2	Provide complete detailed documentation on any of Owner’s existing services/infrastructure that may impact/involve the current deployment.		Y

6.3	Provide skilled engineers familiar in Owner’s current and proposed System infrastructure to assist with technical queries and questions relevant to the project.		Y

6.4	Provide information on the forecast demand for services		Y

6.5	Define proposed service offerings		Y

6.6	Capacity planning and growth forecast for inputs into System and element sizing		Y

6.7	Detailed requirements and services definition		Y

6.8	Provide design guidelines for the System		Y

6.9	Provide Network Configuration		Y

6.10	Develop/Provide interface to ALL support systems (Billing Management System, SMS, Provisioning, etc.)	Y	Y

6.11	Provide information on System security policy

6.12	Design of security policy on supplied firewalls		Y

6.13	Provide IP VPN and ATM/FR network designs where applicable		Y

6.14	Provide design of System management and support system		Y

6.15	Provide IP addressing block and its design		Y

6.16	IP design and addressing plan		Y

6.17	ATM Addressing Plan, if any		Y

6.18	Design of System Elements naming conventions		Y

6.19	Third Party Interconnect agreements and support systems.		Y

6.20	IP routing policy study (based on Interconnect agreement)		Y

6.21	Provide IP routing design		Y

6.22	Approval of Network Planning		Y

6.23	Provide Network Planning documentation		Y

6.24	Conduct engineering review		Y

6.25	Provide the necessary capacities per Owner’s Network Planning		Y

7	RF PLANNING AND DESIGN

7.1	Define Site location-coordinates, ground level (meters at level), building/poles and guides height.		Y
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Provided by
No.	Item	VENDOR	OWNER
7.2	Antenna specifications including: type, height (meters above ground level), direction, sectorization and electrical tilt		Y

7.3	Specify the signal requirements for coverage		Y

7.4	Forecast traffic demand and location for service		Y

7.5	Define coverage objectives		Y

7.6	Specify the signal requirements for coverage (indoor and outdoor)		Y

7.7	Preliminary and Final RF design		Y

7.8	Provide the RF Network Planning reports which includes the base station drawing and Site configuration		Y

7.9	Provide the preliminary design and final network planning		Y

7.10	Prepare the RF system parameter datafill		Y

7.11	Submit RF design & coverage plots		Y

7.12	Specify transmitter Output power		Y

7.13	Generate the traffic data		Y

7.14	Plotting of composite coverage		Y

7.15	Bandwidth filters if necessary		Y

7.16	Antenna system sweep test		Y

8	Preparation Activities

8.1	All Site acquisition / lease / Site construction required for Equipment installation.		Y

8.2	Obtain carrier license and establish relations with other carriers for sharing facilities including negotiation		Y

9.1.0	Equipment Supply

9.1.1	Agree on Bill Of Quantity (BOQ)		Y

9.1.2	Raise Purchase Order		Y

9.1.3	NSS, BSC/PCF, BTS, battery Equipment(BTS)	Y

9.1.4	DC power distribution cabinet		Y

9.1.5	DC power Equipment		Y

9.1.6	AC distribution plate		Y

9.1.7	Generator		Y

9.1.8	DSX		Y

9.1.9	Air conditioner		Y

9.1.10	Raised floor (or Cable tray)		Y

9.1.11	Grounding plate		Y

9.1.12	Desks for the OMC		Y

9.1.13	Feeder window		Y

9.1.14	Battery(Switch room)		Y

9.1.15	Inverter (or UPS)		Y

9.1.16	GPS antenna System	Y

9.2.0	Digital Trunk Cables & Optical Cable

9.2.1	T1/T3 digital trunk cables between the BSC Equipment and the DSX.	Y

9.2.2	Connectors on the side of BSC Equipment	Y
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Provided by
No.	Item	VENDOR	OWNER
9.2.3	Connectors on the side of the DSX panel		Y

9.2.4	100 Ohm digital trunk cables between the DSX and transmission Equipment		Y

9.2.5	Connectors on side of transmission Equipment		Y

9.2.6	Internal cables and connectors between the BSC Equipment and the NSS Equipment	Y

9.3.0	Power Cable

9.3.1	DC power cable between the DC power Equipment and DC power distribution cabinet		Y

9.3.2	Connectors on the side of the DC power Equipment		Y

9.3.3	Connectors on the side of the DC power distribution cabinet		Y

9.3.4	AC power cable between the AC distribution plate and the DC power Equipment		Y

9.3.5	Connectors on the side of the AC distribution plate		Y

9.3.6	DC power cable between the DC distribution cabinet and BSC/MSC Equipment	Y

9.3.7	AC surge protector		Y

9.4.0	Protective Grounding Cable

9.4.1	Protective grounding cable between the DC power Equipment and the grounding plate		Y

9.4.2	Connectors on the side of the grounding plate		Y

9.4.3	Protective grounding cable between the DC power distribution cabinet and the grounding plate		Y

9.4.4	Protective grounding cable between the DSX and the grounding plate		Y

9.4.5	Protective grounding cable between the BSC/MSC Equipment and the grounding plate	Y

9.5.0	OMC Cables	Y

9.6.0	Air Conditioner		Y

10.1.0	Installation Materials

10.1.1	BTS/Outdoor Battery Equipment	Y

10.1.2	BTS/Outdoor Battery cabinet Cement platform		Y

10.1.3	AC distribution plate		Y

10.1.4	Antenna		Y

10.1.5	Tower		Y

10.1.6	Grounding plate (outdoor))		Y

10.1.7	Generator		Y

10.1.8	Transmission Equipment		Y

10.1.9	GPS antenna System	Y

10.2.0	Digital Trunk Cables

10.2.1	T1/T3 digital trunk cables between the BTS Equipment and Transmission Equipment.	Y

10.2.2	Connectors on the side of the BTS Equipment	Y

10.2.3	Connectors on the side of the Transmission Equipment		Y

10.3.0	Power Cable

10.3.1	AC power cable between the AC distribution plate and the outdoor BTS Equipment		Y
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Provided by
No.	Item	VENDOR	OWNER
10.3.2	Connectors on the side of the AC distribution plate		Y

10.3.3	DC power cable between BTS and Outdoor Battery cabinet	Y

10.3.4	Connector on the both side of the BTS and Outdoor Battery cabinet	Y

10.3.5	AC surge protector		Y

10.4.0	Protective Grounding Cable

10.4.1	Protective grounding cable between the feeder and the grounding plate (outdoor))		Y

10.4.2	Protective grounding cable between the BTS Equipment and the grounding plate (outdoor))	Y

10.4.3	Connectors on the side of the BTS/Outdoor Battery Equipment	Y

10.4.4	Connectors on the side of the grounding plate (outdoor))		Y

10.5.0	Feeder

10.5.1	Feeder between the BTS Equipment and the antenna		Y

10.5.2	Jumper between coax and antenna w/connectors		Y

10.5.3	Jumper between coax and BTS w/connectors	Y

10.6.0	Tower

10.6.1	Feeder ladder		Y

10.6.2	Antenna support		Y

10.6.3	Lightning rod		Y

10.7.0	Cable Tray

10.7.1	Outdoor cable tray		Y

11.0.0	SHIPMENT AND IMPORTATION

11.1.1	Delivery of Equipment and Software of all System Elements/Equipment required to provide the functionality specified	Y

11.1.2	Delivery of Tools/Test Equipment and Documentation	Y

11.1.3	Insurance	Y

11.1.4	Determine Equipment requirements for each Site and provide Equipment List to Owner	Y

11.1.5	Ship contracted Equipment and Software	Y

11.1.6	Ship installation tools and test Equipment	Y

11.1.7	Ship to warehouse in designated market (Pay freight charges and Insurance coverage)	Y

11.1.8	Clear Equipment from customs and pay custom duties and handling charges	Y

11.1.9	Deliver Vendor material to Owner Specified sites	Y

11.1.10	Obtain special installation permits e.g. crane, street blocking etc.		Y

11.1.11	Pay for required hoisting of Equipment to Sites, if required		Y

11.1.12	Handle miss-shipments, faulty Equipment and shortages	Y

12.0.0	Site Engineering

12.1.1	Define technical System requirements for Sites	Y

12.1.2	Design Equipment components and rack layout	Y

12.1.3	Specify power and cabling requirements for Equipment	Y

12.1.4	Design Equipment termination’s	Y

12.1.5	Verify and finalize the engineered Site design(Switch room only)	Y
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Provided by
No.	Item	VENDOR	OWNER
12.1.6	Approve engineered Site design and variance (if any)		Y

12.1.7	Assign places to fix the BTS/outdoor battery Equipment racks		Y

12.1.8	BTS/outdoor Battery Equipment racks	Y

12.1.9	AC / DC distribution plate		Y

12.1.10	Antennas		Y

12.1.11	Tower		Y

12.1.12	Grounding plate (outdoor)		Y

12.1.13	Generator		Y

12.1.14	Transmission Equipment		Y

12.1.15	GPS antenna System	Y

12.2	Digital Trunk Cables

12.2.1	T1/T3 digital trunk cables between the BTS Equipment and Transmission Equipment.	Y

12.2.2	Connectors on the side of the BTS Equipment	Y

12.2.3	Connectors on the side of the Transmission Equipment		Y

12.2.4	Optical fibers between the ODU3601CE and the ODF transmission Equipment	Y

12.3	Power Cable

12.3.1	AC power cable between the AC distribution plate and the outdoor BTS Equipment		Y

12.3.3	Connectors on the side of the AC distribution plate		Y

12.3.5	DC power cable between BTS and Outdoor Battery cabinet	Y

12.3.7	Connector on the both side of the BTS and Outdoor Battery cabinet	Y

12.3.9	AC surge protector		Y

12.3.`10	DC power cable between the DC distribution and the ODU3601CE	Y

12.3.11	Connectors on the side of the DC distribution plate		Y

12.4	Protective Grounding Cable

12.4.1	Protective grounding cable between the feeder and the grounding plate (outdoor)		Y

12.4.2	Protective grounding cable between BTS Equipment and the grounding plate (outdoor)	Y

12.4.3	Connectors on the side of the BTS/outdoor battery Equipment	Y

12.4.4	Connectors on the side of the grounding plate (outdoor)		Y

12.5	Feeder

12.5.1	Feeder between the BTS Equipment and the antenna		Y

12.5.2	Jumper between coax and antenna w/connectors		Y

12.5.3	Jumper between coax and BTS w/connectors	Y

12.6	Tower

12.6.1	Feeder ladder		Y

12.6.2	Antenna support		Y

12.6.3	Lightning rod		Y

12.7	Cable Tray

12.7.1	Outdoor cable tray		Y

12.8	Connector
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Provided by
No.	Item	VENDOR	OWNER
12.8.1	Connectors (connecting material) for Vendor Equipment to be provided by the Vendor	Y

12.8.2	Connectors (connecting material) for Owner Equipment to be provided by the Owner		Y

12.9	Lighting Apparatus in the Equipment Room		Y

12.10	Power Socket		Y

12.11	Wiring Trough Frame/Ladder		Y

13.0	Installation — System Elements

13.1.1	Inspection and acknowledgement of the inventory of such Equipment/materials in the presence of and signed off by Vendor and Owners authorized representative.	Y	Y

13.1.2	Provide access to Sites		Y

13.1.3	Verify all items on Site readiness checklist	Y

13.1.4	Provide storage space for installation material and Equipment for Core network on Switching Site		Y

13.1.5	Assign places to fix the BSC Equipment racks		Y

13.1.6	Mount and assemble the Equipment	Y

13.1.7	Connect and secure all interfaces to the Vendor-supplied Equipment, to include circuit interface cables, alarms, ground cables etc.	Y

13.1.8	Power on Equipment and verify proper power-up.	Y

13.1.9	Install Equipment and connect to Owner Equipment	Y

13.1.10	Complete acceptance walkthrough of physical installation. Vendor demonstrate / Owner accepts	Y	Y

13.1.11	Clean up Site remove temporary works and staging after installation work is completed	Y

13.1.12	DC power distribution cabinet		Y

13.1.13	DC power Equipment (Rectifiers)		Y

13.1.14	AC distribution plate		Y

13.1.15	Generator		Y

13.1.16	DSX		Y

13.1.17	Air conditioner		Y

13.1.18	Raised floor (or Cable tray)		Y

13.1.19	Grounding plate		Y

13.1.20	Desks for the OMC & SERVER		Y

13.1.21	Feeder window		Y

13.1.22	Battery		Y

13.1.23	Inverter (or UPS)		Y

13.1.24	GPS antenna System	Y

13.2	Digital Trunk Cables &Optical cable

13.2.1	T1/T3 digital trunk cables between the BSC Equipment and the DSX.	Y

13.2.2	Connectors on the side of the BSC Equipment	Y

13.2.3	Connectors on the side of the DSX		Y

13.2.4	100W digital trunk cables between the DSX and transmission Equipment		Y
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Provided by
No.	Item	VENDOR	OWNER
13.2.5	Connectors on the side of the transmission Equipment		Y

13.2.6	Connectors of digital trunk cable which connect the transmission on the side of the DSX		Y

13.2.7	Internal cables and connectors between the BSC Equipment and the NSS Equipment	Y

13.3	Power Cable

13.3.1	DC power cable between the DC power Equipment and DC power distribution cabinet		Y

13.3.2	Connectors on the side of the DC power Equipment		Y

13.3.3	Connectors on the side of the DC power distribution cabinet		Y

13.3.4	DC power cable between the DC power distribution cabinet and the BSC/ODU3601CE Equipment	Y

13.3.5	AC power cable between the AC distribution plate and the DC power Equipment		Y

13.3.6	Connectors on the side of the AC distribution plate		Y

13.3.7	AC surge protector		Y

13.4.1	Protective Grounding Cable

13.4.2	Protective grounding cable between the DC power Equipment and the grounding plate		Y

13.4.3	Connectors on the side of the grounding plate		Y

13.4.4	Protective grounding cable between the DC power distribution cabinet and the grounding plate.		Y

13.4.5	Protective grounding cable between the DSX and the grounding plate.		Y

13.4.6	Protective grounding cable between the BSC Equipment and the grounding plate.	Y

13.5.0	OMC Cables and Internal Cables	Y

13.6.0	Air-conditioner		Y

13.7.0	Connector

13.7.1	Connectors (connecting material) provided by the Vendor, except in special applications	Y

13.7.2	Connectors (connecting material) provided by the Owner, except in special applications		Y

13.8.0	Lighting Apparatus in the Equipment Room		Y

13.9.0	Power Socket		Y

13.10.0	Wiring Trough (Frame/Ladder)		Y

14.0	Project Management

14.1	Identify single point of contact by Owner with Program Management authority		Y

14.2	Program Management and establish Project Team	Y

14.3	Project Planning and Controls including maintaining action item list	Y

14.4	Coordinate and facilitate project kickoff meeting	Y

14.5	Communication Management — hold regular status meeting in an agreed time schedule.	Y
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Provided by
No.	Item	VENDOR	OWNER
14.6	Develop, maintain and tracking Master Project schedule on all activities showing critical paths, including installation plans for each location & entity	Y

14.7	Contract Administration and Change Management	Y

14.8	Subcontractor Management — manage Subcontractor relationship and assigned resource	Y

14.9	Logistics Management and tracking shipment	Y

14.10	Provide project office and facilities for personnel	Y

14.11	Provide project warehousing and logistics for Equipment supplies and installation materials	Y

14.12	Provide installation tools and test sets, exclude RF tools	Y

14.13	In-land transport costs and insurance coverage on Equipment	Y

14.14	Provide in-country transportation for project personnel	Y

14.15	Obtain work visas as required	Y

14.16	Provide invitation letters for overseas employees.		Y

15	TRAINING

15.1	Conduct domestic training classes	Y

15.2	Conduct overseas training	n/a

15.3	Conduct on Site (OJT) installation and testing training for Base Station	Y

15.4	Conduct OJT training for OAM before maintenance turnover	Y

15.5	Provide designated offices/rooms for Owner location training.		Y

15.6	For training, Vendor will provide all materials, documents and software packages	Y

16	TURN UP

16.1	Provide the Equipment configuration information.		Y

16.2	Attach all physical connections between the Owner supplied interfaces and the Vendor Equipment.	Y

16.3	Verify that all local interconnections and connectivity are in place and functional so Vendor can perform local test.		Y

16.4	Test connectivity.	Y

16.5	Owner will be responsible for removing and placing back into service all live circuits (e.g., Trunks, T1s).		Y

16.6	Vendor will be responsible for all physical connections to its Equipment.	Y

17	EQUIPMENT ACCEPTANCE

17.1	Identify point of contact for signoff by Owner.		Y

17.2	Develop Equipment acceptance plan	Y

17.3	Approve Equipment acceptance plan		Y

17.4	Witness and sign acceptance documentation upon the completion of Equipment installation.		Y

17.5	Vendor’s Equipment ATP Test with Owner’s support	Y

17.6	Owner’s third parties’ service layer ATP Test Plan and test Execution with Vendor’s support		YY
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Provided by
No.	Item	VENDOR	OWNER
18	SITE INSTALLATION AND INTEGRATION SUBSTANTIAL COMPLETION

18.1	Identify Owner point of contact for acceptance of each Site.		Y

18.2	Perform Software commissioning and integration for all System Element and provide test results to Owner ( testing will consist of Vendor test sections to insure Equipment functionality)	Y

18.3	Issue a Punch List of all incomplete items which items shall be completed by Vendor prior to Final Acceptance.	Y

18.4	Provide manuals, as-built drawings and documentation for all Equipment to Owner	Y

18.5	Approve Site Acceptance results		Y

19.0	INTERCONNECTION TO PSTN/PLMN

19.1	Provide T1 Transmission and access circuits meeting performance and schedule criteria for: Gateway, Soft switch and BTS		Y

19.2	Provide PSTN lines per MSC for Optimization Testing		Y

19.3	Provide (STP) points as required for testing		Y

20.0	SYSTEM INTEGRATION

20.1	Develop and verify a detailed turn up plan for each market and major subsystem. The turn up plan will cover the connections within subsystem itself; and also the connections between each subsystem.	Y	Y

20.2	Develop an integration back out plan	NA	NA

20.3	Conduct basic tests to insure System functionality	Y

20.4	Conduct E911 certification testing with Owner E911 third party suppliers		Y

20.5	Any elements which are deemed to be of sub-standard quality will be recorded in the Punch and resolved by Final Acceptance.		Y

20.6	Owner will provide all necessary System related translation parameter data to Vendor		Y

20.7	Vendor will perform all System related translation into the Vendor System	Y

20.8	Owner will conduct adjunct test(include but not limit to CALEA, E911,Billing,Network Management)		Y

21	RF OPTIMIZATION

21.1	System-wide Optimization		Y

21.2	System O&M stats and testing data analyze and conduct the parameter adjustment		YY

21.3	Implement the adjustment recommendations		Y
Cricket Communications Proprietary and Confidential Information

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Provided by
No.	Item	VENDOR	OWNER
21.4	Replacement of Feeders and Antenna’s if required (based on results of sweep (VSWR ) test		Y

21.5	Achieve KPIs as part of optimization.		Y

22	SUBSTANTIAL COMPLETION

22.1	Issue Certificate of Substantial Completion	Y

22.2	Approve Certificate of Substantial Completion		Y

23	CERTIFICATE OF FINAL ACCEPTANCE

23.1	90 days of continuous operation within specification	Y

23.2	Completion of punch list items	Y

23.3	Issue Certificate of Final Acceptance	Y

23.4	Approve Certificate of Final Acceptance		Y
Cricket Communications Proprietary and Confidential Information

22 OF 26 PAGES

Appendix B
Division of Responsibility Schematic
Cricket Communications Proprietary and Confidential Information

23 OF 26 PAGES

Cricket Communications Proprietary and Confidential Information

24 OF 26 PAGES

Cricket Communications Proprietary and Confidential Information

25 OF 26 PAGES

Cricket Communications Proprietary and Confidential Information

26 OF 26 PAGES

EXHIBIT B
In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.
Initial System
i)	The detail Initial System Configuration will only be finalized after Company Radio and Core Network planning response. Please refer to Table-1.1 for Initial System Configuration Infrastructure list. Huawei will work together with Company on detail network configuration.

ii)	In the event of actual delivery of BTS/Cell site(s) quantity differs with the predetermined quantity as stated in Table-1.1, the actual BTS/Cell site(s) quantity will be determined by Table-2.

iii)	Table-1 represents the BTS/Cell sites number according to Company RNP. Table-2 is the BTS/Cell sites quantity ratio to represent the pricing.

iv)	Should the actual delivery of BTS/Cell site(s) exceed the quantity as stated in Table-1.1 the additional BTS/Cell site(s) will be charged according to “Exhibit D Equipment Upgrade Pricing".

v)	Should the actual delivery of BTS/Cell sites(s) is fewer than the quantity as stated in Table-1.1, Company could use the remaining credit in other market and/or for future BTS expansion according to “Exhibit D Equipment Upgrade Pricing".

vi)	All outdoor BTSs come standard with 4 hours of battery backup regardless of the configuration. ODUs come standard with 1 hour of battery backup. Additional backup capacity can be purchased.

vii)	BTSs configured with more than 256 channel elements will be provided with channel element cards utilizing the CSM 6700 chip.
Exhibit B Table -1.1: Initial System Configuration Infrastructure List
Owner Traffic Detail

	Covered							F2 6
Market	Pops	Subs	Erlangs	Sites	F1	F2	F3	Sec	1xCE	MSCe	MGW	BSC
Market A	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Market B	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Market C	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
OWNER Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission.

Exhibit B Table -1.2: BTS Configuration Definition
BTS Configuration

Site Type	Configuration
F1	3606AE (S111 1x + S111 DORA) (128 1xCE, 192 DORevA CE)
F2	3606AE (S222 1x + S111 DORA) (192 1xCE, 192 DORevA CE)
F3	3606AE (S333 1x + S111 DORA) (256 1xCE, 192 DORevA CE)
F2 6 Sector	3606AE (S222222 1x + S111111 DORA) (384 1xCE, 192 DORevA CE)
Exhibit B Table -1.3: Toy Cells
Toy Cell for Initial System

Market/Location	BTS
[***]	3606AE (32 1xCE, 192 DORA)
[***]	3606A (32 1xCE, 192 DORA)
[***]	3606AE (32 1xCE, 192 DORA) +ODU3601CE
Market A	3606AE (32 1xCE, 192 DORA)
Market B	3606AE (32 1xCE, 192 DORA)
Market C	3606AE (32 1xCE, 192 DORA)
Exhibit B Table -2: BTS/Cell Quantity Ratio

BTS Quantity Ratio
Compare to *F1
BTS Model	BTS Configuration	(Normalized to *F1)
BTS3606AE	*F1 (S111 1x + S111 DORA) (128 1xCE, 192 DORevA CE)	[***]
BTS3606AE	F2 (S222 1x + S111 DORA) (192 1xCE, 192 DORevA CE)	[***]
BTS3606AE	F3 (S333 1x + S111 DORA) (256 1xCE, 192 DORevA CE)	[***]
BTS3606AE	F4 (S444 1x + S111 DORA) (320 1xCE, 192 DORevA CE)	[***]
BTS3606AE	F5 (S555 1x + S111 DORA) (384 1xCE, 192 DORevA CE)	[***]
BTS3606AE	F1 (S1111 1x + S1111 DORA) (128 1xCE, 192 DORevA CE)	[***]
BTS3606AE	F1 (S11111 1x + S11111 DORA) (128 1xCE, 192 DORevA CE)	[***]
BTS3606AE	F1 (S111111 1x + S111111 DORA) (128 1xCE, 192 DORevA CE)	[***]
BTS3606AE	F2 (S2222 1x + S1111 DORA) (256 1xCE, 192 DORevA CE)	[***]
BTS3606AE	F2 (S22222 1x + S11111 DORA) (256 1xCE, 192 DORevA CE)	[***]
BTS3606AE	F2 (S222222 1x + S111111 DORA) (384 1xCE, 192 DORevA CE)	[***]
ODU3601CE	ODU 1-Carrier (1x)	[***]
ODU3601CE	ODU 2-Carrier (1x + DORA)	[***]
ODU3601CE	ODU 3-Carrier (1x + DORA)	[***]

***	Certain information on this page has been omitted and filed separately with the Commission.

BTS Quantity Ratio
Compare to *F1
Channel Element (1x RTT only)	(Normalized to *F1)
32 CE Step	[***]
64 CE Step	[***]
128 CE Step	[***]
Note: *F1 (S111 1x + S111 DORA) (128 1xCE, 192 DORevA CE) to be the base line for BTS Quantity Ratio comparison.
Example:
By taking *F1 as the Base line, the number of BTS/Cell Sites according to Table-1/ Company RNP is equivalent to:
(790 F1 x 1.00) + (434 F2 x 1.20) + (7 F3 x 1.60) + (99 F2 6 Sector x 1.80) = 1500.2 sites (*F1 as base line)
In the event if the actual delivery of BTS/Cell sites according to eventual site delivery is as below,
F1 (S111 1x + S111 DORA) (128 1xCE, 192 DORevA CE) x 780
F1 (S111 1x + S111 DORA) (64 1xCE, 192 DORevA CE) x 100
F2 (S222 1x + S111 DORA) (192 1xCE, 192 DORevA CE) x 220
F2 (S222 1x + S111 DORA) (256 1xCE, 192 DORevA CE) x 50
F3 (S333 1x + S111 DORA) (256 1xCE, 192 DORevA CE) x 200
The equivalent BTS/Cell sites with reference of Table-2 will be,

F1 (S111 1x + S111 DORA) (128 1xCE, 192 DORevA CE) x 1000	= 1.00 x 780	= 780
F1 (S111 1x + S111 DORA) (64 1xCE, 192 DORevA CE) x 100	= (1.00 — 0.16) x 100	= 84
F2 (S222 1x + S111 DORA) (192 1xCE, 192 DORevA CE) x 220	= 1.20 x 220	= 264
F2 (S222 1x + S111 DORA) (256 1xCE, 192 DORevA CE) x 50	= (1.20 + 0.16 ) x 50	= 68
F3 (S333 1x + S111 DORA) (256 1xCE, 192 DORevA CE) x 200	= 1.60 x 200	= 320
	Total	= 1516
Total = 1516 sites (F1 as base line)
In this case, the number of additional site(s) from the actual delivery compare to RNP design is, 1516 - 1500.2 = 15.8 sites (F1 as base line)
The additional 15.8 F1 sites will be charged according to “Exhibit D Equipment Upgrade Pricing”.
Spare Parts Kits
“Spare Parts Kits” means a set of Spare Parts provided to Companies for each Market as part of the initial system price shown in Exhibit [B] but not less than the following:
a)	3.0% of the total population of each non-redundant replaceable Core network unit for each city where the core network products are located.

Example: there are 2 MSCe in one city, and if each has x identical replaceable cards that is non-redundant (if the card fails, we lose the MSC, a rack, or a shelf), then the spares package must include 3% of 2x. If that quantity is less than 1, then 1 is the minimum.

***	Certain information on this page has been omitted and filed separately with the Commission.

b)	1.0% of the total population of each redundant replaceable Core network unit for each city where the core network products are located.

Example: there are 3 BSCs in one city, and if each has y identical replaceable cards that is redundant, then the spares package must include 1% of 3y. If that quantity is less than 1, then 1 is the minimum.

c)	0.5% of each sector carrier replaceable unit and 1.0% of the remaining replaceable unit in a BTS.

Example: if there are 1000 BTSs in a market with an average of 4 sector carriers per BTS, then the Spares Kit would contain a minimum of 20 sector carrier replaceable units and 10 BTS replaceable units.

d)	A supply of replaceable units in a BTS that is expected to be repaired in a two week period as calculated using the mean time between repair (MTBR) and the total population of a replaceable unit in a market.

Example: if there are 3650 identical replaceable units in a market with a 10 years MTBR, then, on average, 1 unit would require repair every day. Hence, the Spares Kit would contain a minimum 14 of these replaceable units.

e)	The BTS spares kit should be the maximum of duplicates identified in c and d, not the cumulative effect.

Example: if 5 Amplifier cards are needed according to criteria c, 8 Amplifier cards are needed according to criteria d, then maximum 8 Amplifier cards should be included in the spares kit.

Exhibit C
In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.

Exhibit C
Initial System Pricing
Owner Traffic Detail

EV-DO Rev A
Market	Covered Pops	Subs	Erlangs	BHCA	Sites	POP’s/Site	F1	F2	F3	F2 6 sec	Carrier	MSCe	MGW	BSC
Market A	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Market B		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Market C		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
OWNER Total		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
BTS Configuration

Site Type	Configuration
F1	3606AE (S111 1x + S111 DORA) (128 1xCE, 192 DORevA CE)
F2	3606AE (S222 1x + S111 DORA) (192 1xCE, 192 DORevA CE)
F3	3606AE (S333 1x + S111 DORA) (256 1xCE, 192 DORevA CE)
F2 6 Sector	3606AE (S222222 1x + S111111 DORA) (384 1xCE, 192 DORevA CE)
Contract Pricing NW Markets

Capex Per Covered Pop	[***]
Equipment Total CAPEX	[***]
Executive Incentive for Market A	[***]
Equipment Total CAPEX After Incentive	[***]
CAPEX Per Covered Pop After Incentive	[***]
Opex Per Covered Pop Annual	[***]
Opex per BTS Annual	[***]

		Price USD	Price USD
Final Contract Pricing Per Market	Covered Pops	CAPEX	OPEX
Market A	[***]	[***]	[***]
Market B	[***]	[***]	[***]
Market C	[***]	[***]	[***]

Executive Incentive for Market A		[***]

Grand Total	[***]	[***]	[***]

*	18 months Warranty Included.

*	In the event of actual delivery of quantity BTS/Cell site(s) differ from the predetermined quantity stated in “CAPEX & OPEX PRICING”, “Exhibit B Table 2: BTS/Cell Quantity Ratio” will be applied as a reference to determine the actual BTS/Cell site(s) quantity.

*	Should the actual delivery BTS/Cell site(s) exceed the quantity stated in “CAPEX & OPEX PRICING”, the additional BTS/Cell site(s) will be charged according to “Expansion Pricing”.

*	Should the actual delivery BTS/Cell site(s) be less than the quantity stated in “CAPEX & OPEX PRICING”, the remaining BTS/Cell site(s) can be used in other markets or their value can be used as a credit according to “Expansion Pricing”.

*	Should Cricket and a Company owned by Cricket (70% or more) contract and purchase from Huawei [***] million Covered Pops including the [***] market, then Cricket and Company will be provided incentives reducing the CAPEX price per Covered Pop to $[***].

*	Should the actual market awards differ from this Cluster (Market A, B, & C), the Capex Per Covered POP “$[***]” and [***] Executive Incentive for Market A will be applied as long as (a) the awards include the Market A market, and (b) total awarded covered population is no less than [***]M, and (c) Covered POP per site is no less than [***], and (d) the penetration rate is no more than [***]%, and (e) average busy hour erlang per subscriber is no more than [***], and (f) the number of multi-carrier BTS is no more than [***]% of that of total BTS, and (g) total number of BTS covered per MSCe is no less than [***], total number of BTS covered per BSC is no less than [***] and total number of BTS per UMG is no less than [***] and (h) other configuration assumptions are same as “Cricket RF Design Reference” .

***	Certain information on this page has been omitted and filed separately with the Commission.
Cricket Communications Proprietary and Confidential Information

	Market A	Market B	Market C	Official Design
Vendor Awarded	Huawei	Huawei	Huawei	Huawei
License Type (REAG, EA, CMA)	[***]	[***]	[***]	[***]
Block (A, B, C, D, E)	[***]	[***]	[***]	[***]
Spectrum Available (10MHz or 20MHz)	[***]	[***]	[***]	[***]

Phase 2 POPs	[***]	[***]	[***]	[***]
Phase 2 BTSs	[***]	[***]	[***]	[***]
Phase 2 F1s	[***]	[***]	[***]	[***]
Phase 2 F2s	[***]	[***]	[***]	[***]

Phase 1 and 2 Total Covered Pops	[***]	[***]	[***]	[***]
Final Pops/Site	[***]	[***]	[***]	[***]
Total Sites	[***]	[***]	[***]	[***]
PCS-banded sites to offset clearing	[***]	[***]	[***]	[***]
F1s+ EVDO	[***]	[***]	[***]	[***]
F2s+ EVDO	[***]	[***]	[***]	[***]
F3s+ EVDO	[***]	[***]	[***]	[***]
F4s+ EVDO	[***]	[***]	[***]	[***]
F5s+ EVDO	[***]	[***]	[***]	[***]
6 Sector F2 BTSs+ EVDO	[***]	[***]	[***]	[***]
Total number of 1X Carriers beyond F1	[***]	[***]	[***]	[***]
% Multi-carrier	[***]	[***]	[***]	[***]

Switch Location & Backhaul
Market	Vendor	Type
A	HU	[***]
B	HU	[***]
C	HU	[***]

Engineering Details Market Specific

Overal Sub Penetration	[***]	[***]	[***]
mE Per Sub	[***]	[***]	[***]

Engineering Details

% Erlang overhead to run the switch/BSC at a [***]% of Max Capcity	[***]
Traffic distribution of Cricket. Local call ratio Long Distance Call ratio through Cricket VOIP network Outgoing call ratio to other carriers	[***]
Prepaid user penetration:	[***]
Prepaid BHCA:	[***]
Prepaid Traffic/BH/SUB:	[***]
VMS User penetration rate:	[***]
VMS Traffic in VMS/BH/SUB:	[***]
SMS User penetration rate:	[***]
Number of SMS/BH/SUB(MO):	[***]
Number of SMS/BH/SUB(MT):	[***]
1X Data Usage:	[***]
Average 1x Data Hold time	[***]
WAP Portal ([***]% of $[***] rate plan takers use)	[***]
WAP Off Portal / Storefront (1 download / mo)	[***]
BREW Downloads ([***]% ringtones / graphics, [***]per mo)	[***]
EVDO for all Markets
Data Card or tethered phone Product:
movie downloads: [***] at [***] MB per movie
music downloads: [***] at [***] MB per song
web page: [***] at [***] MB per web page
email: [***] at [***] MB per email
Total = [***] MB per sub per Busy Hour
Sales Forecast = [***]
Subs @ [***]% = [***] subs, Subs @[***]% = [***]
Mobile/WAP/Brew product (Music download and WAP/Brew Access)
•	web page: [***] @ [***] MB

•	email: [***] @ [***] MB per email

•	music download = [***] @ [***] MB per song

•	WAP/Brew hits = [***] @ [***]

•	Stream Video = [***] @ [***] MB
Total = [***] MB per sub per Busy Hour
Sales Forecast = [***]% Q108 and [***]% 3Q09
Subs @ [***]% = [***], Subs @ [***]% = [***]

***	Certain information on this page has been omitted and filed separately with the Commission.

In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.

Exhibit D
Expansion Pricing

Category	AWS Value	Remarks
Minimum Voice Erlang “Increment”	[***]
Cost per Voice Erlang “Increment”	[***]
Core Cost / Incremental BTS	[***]
Minimum Data MB “Increment” (in MB)	[***]
Cost per Data MB “Increment”	[***]
Growth Outdoor Macro 1X F1 (EVDO Rev. A, 128 CE)	[***]	Outdoor Macro BTS comes with standard 4 hours backup
Growth Outdoor Macro 1X F2 (EVDO Rev. A, 192 CE)	[***]	Outdoor Macro BTS comes with standard 4 hours backup
Growth Outdoor Macro 1X F3 (EVDO Rev. A, 256 CE)	[***]	Outdoor Macro BTS comes with standard 4 hours backup
Growth Outdoor Macro 1X F4 (EVDO Rev. A, 320 CE)	[***]	Outdoor Macro BTS comes with standard 4 hours backup
Growth Outdoor Macro 1X F5 (EVDO Rev. A, 384 CE)	[***]	Outdoor Macro BTS comes with standard 4 hours backup
Growth Indoor Macro 1X F1 (EVDO Rev. A, 128 CE)	[***]
Growth Indoor Macro 1X F2 (EVDO Rev. A, 192 CE)	[***]
Growth Indoor Macro 1X F3 (EVDO Rev. A, 256 CE)	[***]
Growth Indoor Macro 1X F4 (EVDO Rev. A, 320 CE)	[***]
Growth Indoor Macro 1X F5 (EVDO Rev. A, 384 CE)	[***]
Growth ODU 1X F1	[***]	ODU and one hour battery backup only, no baseband included
Growth ODU 1X F2	[***]	ODU and one hour battery backup only, no baseband included
Growth ODU 1X F3	[***]	ODU and one hour battery backup only, no baseband included
Growth BBC (24ODU)	[***]	BBC with 24 ODU connection capability(Total 1472 1x CE included, Support up to 9*F1 ODU, 9*F2 ODU, 6*F3 ODU)
32 CE Card	[***]
64 CE Card	[***]
128 CE Card	[***]
192 CE Card	[***]
256 CE Card	[***]
F1-F2, F2-F3, F4-F5 Carrier Growth Kit (64 CE)	[***]
F3-F4 Carrier Growth Kit (64 CE)	[***]
Growth Battery Cabinet	[***]
Growth Battery (300AH)	[***]

***	Certain information on this page has been omitted and filed separately with the Commission.
Cricket Communications Proprietary and Confidential Information

In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.

Exhibit E
System Standard and Optional Software List
CSOFTX3000 (MSCe) Software List

Requirement for
				peripheral network		Unit Price
No	Feature ID	Basic Software	Delivery Type	entities	Unit	(USD)
1	SWP-CMSCF-OSMS	Short Message Service (SMS)	Included	SMSC	Per 1k Service Subscriber	[***]
2	SWP-CMSCF-VMS	Voice Mailbox Service	Included	VMS Server	Per 1k Service Subscriber	[***]
3	SWP-CMSCF-CW	Call Waiting (CW)	Included	HLR	Per 1k Service Subscriber	[***]
4	SWP-CMSCF-3WC	Three-Way Calling (3WC)	Included	HLR	Per 1k Service Subscriber	[***]
5	SWP-CMSCF-DATA	Packet Data Serving Node (PDSN)	Included		Per 1k Service Subscriber	[***]
6	SWP-CMSCF-CC	Conference Calling (CC) (Per 1k Service Subscriber)	Included	HLR	Per 1k Service Subscriber	[***]
7	SWP-CMSCF-ICS	Incoming Call Screen(ICS)(Per 1k Service Subscriber)	Included	HLR	Per 1k Service Subscriber	[***]
8	SWP-CMSCF-SIPT	SIP/SIP-T Protocol Interface ( Per 1k Service Subscriber)	Included		Per 1k Service Subscriber	[***]
9	SWP-CMSCF-LI	Lawful Interception(Per Service Subscriber)	Included	CALEA	Per Service Subscriber	[***]
10	SWP-CMSCF-MTC	Markov Test Call (Per MSC)	Included		Per MSC	[***]
11	SWP-CMSCF-LTC	Loopback Test Call (Per MSC)	Included		Per MSC	[***]
12	SWP-CMSCF-TRACE	Trace (Per 1k Service Subscriber)	Included		Per 1k Service Subscriber	[***]
13	SWP-CMSCF-RMA	Remote Maintenance Agent(Per MSC)	Included		Per MSC	[***]
14	SWP-CMSCF-OTASP	OTA Service Provisioning (OTASP)(Per 1k Service Subscriber)	Included	OTA Server, HLR	Per 1k Service Subscriber	[***]
15	SWP-CMSCF-OTAPA	OTA Parameter Administration (OTAPA)(Per 1k Service Subscriber)	Included	OTA Server, HLR	Per 1k Service Subscriber	[***]
16	SWP-CMSCF-NP	Wireless Number Portability(Per 1k Service Subscriber)	Included		Per 1k Service Subscriber	[***]
17	SWP-CMSCF-E911	E911 Emergency Call(Per 1k Service Subscriber)	Included		Per 1k Service Subscriber	[***]
18	SWP-CMSCF-ATCD	Automatic Timed Call Disconnect(Per 1k Service Subscriber)	Included		Per 1k Service Subscriber	[***]
19	SWP-CMSCF-TrFO/RTO	TrFO/RTO (Per 1k Service Subscriber)	Included	MGW, BSC	Per 1k Service Subscriber	[***]
20	SWP-CMSCF-LSDH	LOAD SHARE Mode of Dual homing from MGW to MSCe (Per 1k Service Subscriber)	Included		Per 1k Service Subscriber	[***]
21	SWP-CMSCF-SG	SG Function (Per MSC)	Included		Per MSC	[***]
22	SWP-CMSCF-COSS	Customized Operating System for Security(Per BAM)	Included		Per BAM	[***]
23	SWP-CMSCF-CPT	Call Progress Tone (Per 1k Service Subscriber)	Included		Per 1k Service Subscriber	[***]
24	SWP-CMSCF-VM	Virtual MSC (Per MSC)	Included		Per MSC	[***]
25	SWP-CMSCF-TTY/TTD	TTY/TTD (Per 1k Service Subscriber)	Included		Per 1k Service Subscriber	[***]
26	SWP-CMSCF-CT	Call Transfer (CT) (Per 1k Service Subscriber)	Included	HLR	Per 1k Service Subscriber	[***]
27	SWP-CMSCF-DND	Do Not Disturb (DND) (Per 1k Service Subscriber)	Included	HLR	Per 1k Service Subscriber	[***]
28	SWP-CMSCF-CRBT	Customized Ring Back Tone (CRBT) (Per 1k Service Subscriber)	Included with note3	CRBT Server	Per 1k Service Subscriber	[***]
29	SWP-CMSCF-PPC	Pre-Paid Charging (PPC) (Per 1k Service Subscriber)	Available	HLR, SCP	Per 1k Service Subscriber	[***]
30	SWP-CMSCF-SMSBRO	Short Message Broadcast (Per 1k Service Subscriber)	Available	Broadcast Server	Per 1k Service Subscriber	[***]
31	SWP-CMSCF-RFC	Remote Feature Control (Per 1k Service Subscriber)	Available		Per 1k Service Subscriber	[***]
32	SWP-CMSCF-FPH	Free-Phone (FPH) (Per 1k Service Subscriber)	Available	HLR, SCP	Per 1k Service Subscriber	[***]
33	SWP-CMSCF-VPDC	Voice and Packet Data Concurrent (VPDC)(Per 1k Service Subscriber)	Available	BSC, BTS, MS	Per 1k Service Subscriber	[***]
34	SWP-CMSCF-2MSL	1.544-Mbit/s Signaling Link(Per Link)	Available		Per Link	[***]
35	SWP-CMSCF-ROAMB	Roaming Restriction (Per 1k Service Subscriber)	Available		Per 1k Service Subscriber	[***]
36	SWP-CMSCF-CDAN	Call Delivery to Appointed Number (CDAN)(Per 1k Service Subscriber)	Available		Per 1k Service Subscriber	[***]
37	SWP-CMSCF-USCF	USCF (Per 1k Service Subscriber)	Available	HLR/MS	Per 1k Service Subscriber	[***]
38	SWP-CMSCF-ISPAGING	ISPAGING (Per 1k Service Subscriber)	included with note4	MSC	Per 1k Service Subscriber	[***]
39	SWP-CMSCF-MAH	MAH (Per 1k Service Subscriber)	Available	HLR	Per 1k Service Subscriber	[***]
40	SWP-CMSCF-HB	Hot Billing (Per 1k Service Subscriber)	Available	HLR, Billing Platform	Per 1k Service Subscriber	[***]
41	SWP-CMSCF-CAB	Call Attempt Bill (Per 1k Service Subscriber)	Available	Billing Platform	Per 1k Service Subscriber	[***]
42	SWP-CMSCF-FL	Free Locking (Per 1k Service Subscriber)	Excluded	Huawei HLR	Per 1k Service Subscriber	[***]
43	SWP-CMSCF-SPINA	Subscriber PIN Access (SPINA)) (Per 1k Service Subscriber)	Excluded	HLR	Per 1k Service Subscriber	[***]
44	SWP-CMSCF-SPINI	Subscriber PIN Intercept (SPINI) (Per 1k Service Subscriber)	Excluded	HLR	Per 1k Service Subscriber	[***]
45	SWP-CMSCF-MVPN	Mobile Virtual Private Network (MVPN) (Per 1k Service Subscriber)	Excluded	Huawei HLR, SCP	Per 1k Service Subscriber	[***]
46	SWP-CMSCF-FreeCall	Temp-Credit Call(Per 1k Service Subscriber)	Excluded	SCP, Billing Center	Per 1k Service Subscriber	[***]
47	SWP-CMSCF-AOC	Advice of Charge (AOC) (Per 1k Service Subscriber)	Excluded	Huawei SCP, Billing Center	Per 1k Service Subscriber	[***]
48	SWP-CMSCF-PRC	Premiun Rate Charging (PRC) (Per 1k Service Subscriber)	Excluded	SCP, Billing Center	Per 1k Service Subscriber	[***]
49	SWP-CMSCF-MTSCP	Mutliple Subscriber Number Based on SCP(Per 1k Service Subscriber)	Excluded		Per 1k Service Subscriber	[***]
50	SWP-CMSCF-SIWF	SIWF (Per 1k Service Subscriber)	Excluded	IWF	Per 1k Service Subscriber	[***]
51	SWP-CMSCF-CIWF	CIWF(Per 1k Service Subscriber)	Excluded	IWF	Per 1k Service Subscriber	[***]
52	SWP-CMSCF-VPOP	Voice Call Precedence Over Active Packet Data Call (VPOP)(Per 1k Service Subscriber)	Included	Huawei BSC and HLR only.	Per 1k Service Subscriber	[***]
53	SWP-CMSCF-V2F	Voice to Fax (Per 1k Service Subscriber)	Excluded	IWF	Per 1k Service Subscriber	[***]
54	SWP-CMSCF-QOS	Data Service QoS (Per 1k Service Subscriber)	Excluded	Packet Data Subsystem	Per 1k Service Subscriber	[***]
55	SWP-CMSCF-LSTP	STP Function (Per Link)	Excluded		Per Link	[***]
56	SWP-CMSCF-VMSP	Multi-Signaling Point (Per Direction)	Excluded		Per Direction	[***]
57	SWP-CMSCF-ASDH	ACTIVE/STANDBY Mode of Dual homing from MGW to MSCe (Per 1k Service Subscriber)	Excluded		Per 1k Service Subscriber	[***]
58	SWP-CMSCF-R2	R2 Protocol Interface(Per 1k Service Subscriber)	Excluded		Per 1k Service Subscriber	[***]
59	SWP-CMSCF-PRA	PRA Protocol Interface(Per 1k Service Subscriber)	Excluded		Per 1k Service Subscriber	[***]
60	SWP-CMSCF-LBSCI	LBS (CELL-ID Based) (Per 1k Service Subscriber)	Available with Note4	HLR, LBS Server	Per 1k Service Subscriber	[***]
61	SWP-CMSCF-LBSLSE	Location Services Enhancements (PN-4747) (Per 1k Service Subscriber)	Available with Note4	HLR, LBS Server	Per 1k Service Subscriber	[***]
62	SWP-CMSCF-SRD	Specified Resource Diagnosis (Per MSC)	Excluded		Per MSC	[***]
63	SWP-CMSCF-AOWADT	Automatic One-Way Audio Dialing Test (Per MSC)	Excluded		Per MSC	[***]
64	SWP-CMSCF-SYSPATRON	SysPatron(Per BAM)	Excluded		Per BAM	[***]
65	SWP-CMSCF-VCT	Vicious Call Trace(Per 1k Service Subscriber)	Available with Note4	Huawei HLR only	Per 1k Service Subscriber	[***]
66	SWP-CMSCF-RESTR	Enhanced Roaming Restriction (Per 1k Service Subscriber)	Excluded	Huawei HLR only	Per 1k Service Subscriber	[***]
67	SWP-CMSCF-CS	Carrier Selection (Per 1k Service Subscriber)	Excluded	Huawei HLR only	Per 1k Service Subscriber	[***]
68	SWP-CMSCF-ONLY	One Number Link You (ONLY) (Per 1k Service Subscriber)	Excluded	HLR	Per 1k Service Subscriber	[***]
69	SWP-CMSCF-PL	Preferred Language (PL) (Per 1k Service Subscriber)	Excluded	HLR, SCP	Per 1k Service Subscriber	[***]
70	SWP-CMSCF-EPACA	Enhanced Priority Access Channel Assignment (EPACA) (Per 1k Service Subscriber)	Excluded	Huawei BSC and HLR only.	Per 1k Service Subscriber	[***]
71	SWP-CMSCF-WPP	Wireless Pay Phone (Per 1k Service Subscriber)	Excluded	Huawei HLR, Huawei SCP	Per 1k Service Subscriber	[***]
72	SWP-CMSCF-OPOS	Overlay PPC to Other SSP (Per MSC)	Excluded	HLR	Per MSC	[***]
73	SWP-CMSCF-SOCWI	SSP for CDMA WIN Incoming Overlay (Per MSC)	Excluded	WIN	Per MSC	[***]
74	SWP-CMSCF-VP	Voice Privacy Function (Per 1k Service Subscriber)	Excluded	HLR, BSC, BTS, MS	Per 1k Service Subscriber	[***]
75	SWP-CMSCF-NNAN	New Number Notification (Per 1k Service Subscriber)	Excluded	Huawei HLR only	Per 1k Service Subscriber	[***]
76	SWP-CMSCF-WCN	Wireless Call Navigation (WCN)(Per 1k Service Subscriber)	Excluded	Huawei HLR only	Per 1k Service Subscriber	[***]
77	SWP-CMSCF-FMC	Flexible Metering Charging (FMC)(Per 1k Service Subscriber)	Excluded	Metering charging platform	Per 1k Service Subscriber	[***]
78	SWP-CMSCF-INIP	Built-in IP function (Per 1k Service Subscriber)	Excluded	Inteligent peripherial platform	Per 1k Service Subscriber	[***]
79	SWP-CMSCF-IDIP	Independent IP function (Per 1k Service Subscriber)	Excluded	Inteligent peripherial platform	Per 1k Service Subscriber	[***]
80	SWP-CMSCF-BYPASS	ByPass(Per 1k Service Subscriber)	Excluded		Per 1k Service Subscriber	[***]
81	SWP-CMSCF-UZ	User Zone (Per 1k Service Subscriber)	Excluded		Per 1k Service Subscriber	[***]
82	SWP-CMSCF-AH	Answer Hold (AH) (Per 1k Service Subscriber)	Excluded		Per 1k Service Subscriber	[***]
83	SWP-CMSCF-RRUZID	Roaming restriction based on UZID authorized (Per 1k Service Subscriber)	Excluded		Per 1k Service Subscriber	[***]
84	SWP-CMSCF-LBSSP	LoopBack SSP (Per 1k Service Subscriber)	Excluded		Per 1k Service Subscriber	[***]
85	SWP-CMSCF-CT800	CDMA CT800 Function (Per 1K Service Subscriber)	Excluded		Per 1k Service Subscriber	[***]

Note:
1.	Definition of Software Delivery Type:

Included -	Vendor Standard or optional Software, included in Initial System Configuration where the system capacity has been considered.

Available -	Vendor Optional Software, not included in Initial System Configuration but available upon request in the future. Cricket get all “available” features license without software license fee. However Cricket is required to pay for any additional hardware expansion/upgrade should any of these feature(s) incurred expansion/upgrade due to increase of system performance and/or capacity.

Excluded -	Vendor Optional Software, not included in Initial System Configuration.
2.	Some features require additional hardware to support as stated in “Requirement for Peripheral Network Entities” column (e.g., SMS, VMS, OTA, CALEA, E911, CRBT, etc).

3.	2% subscribers capacity has been included in initial system. If beyong this penetration rate, Owner need to expand system capacity as per vendor’s recommendation

4.	If third parties’ platforms provide standard open interface, this feature is included. If there is any customized development, Owner need to pay for the cost based on the work hours

***	Certain information on this page has been omitted and filed separately with the Commission.

In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.

Exhibit E
System Standard and Optional Software List
UMG8900 (MGW) Software List

Requirement for
				peripheral		Unit Price
No	Feature ID	Optional Software	Delivery Type	network entities	Unit	(USD)
1	SWP-UMGV-TrFO	TrFO Function per k subs	Included	BSC	Per 1k Service Subscriber	[***]
2	SWP-UMGVG-64SG	64K MTP2/MTP3-M2UA/M3UA Signaling Gateway per Link	Included	MSCe	Per Link	[***]
3	SWP-UMGVGT-DH	Dual Homing to VMSC\GMSC\TMSC Server(per k subs)	Included		Per 1k Service Subscriber	[***]
4	SWP-UMGV-STLI	Lawful Interception per subs	Included	CALEA	Per Service Subscriber	[***]
5	SWP-UMGVG-TRACE	Trace Management(per MGW)	Included		Per MGW	[***]
6	SWP-UMGV-RTO	Remote Transcoder Operation (RTO)(per k subs)	Included		Per 1k Service Subscriber	[***]
7	SWP-UMGV-VMGW	Virtual MGW (per virtual MGW)	Included		Per Virtual MGW	[***]
8	SWP-UMGV-QOS	IP QoS speciality (per k subs)	Included		Per 1k Service Subscriber	[***]
9	SWP-UMGVT-BFD	Bidirectional Forwarding Detection (BFD) (per MGW)	Included		Per MGW	[***]
10	SWP-UMGV-Remote DialMainten	Remote Dialing Maintenance(per k subs)	Included		Per 1k Service Subscriber	[***]
11	SWP-UMGV-A-IP	IP Transmission at A Interface(per k subs)	Included	BSC	Per 1k Service Subscriber	[***]
12	SWP-UMGVG-TTY/TDD	TTY/TDD(TeleTYpe/Text telephone Devices for the Deaf)(per MGW)	Included		Per MGW	[***]
13	SWP-UMGVGT-IPHC	IPHC (IP Header Compression) Function(per MGW)	Included		Per MGW	[***]
14	SWP-UMGVGT-IPSG	Transmit IP Signaling(A1p/SIP-T/H.248/Sigtran)(per MGW)	Included		Per MGW	[***]
15	SWP-UMGVG-ANSI MTP	ANSI MTP(per link)	Included		Per Link	[***]
16	SWP-UMGVGT-IPOE1	IP over T1/E1 function	Included	MGW, BSC	Per T1	[***]
17	SWP-UMGVG-2MSG	1.544M MTP2/MTP3-M2UA/M3UA Signaling Gateway per Link	Available		Per Link	[***]
18	SWP-UMGV-MPTY	MultiParty SS(MPTY) per subs	Excluded		Per Subscriber	[***]
19	SWP-UMGV-IUA	IUA Protocol	Excluded		Per T1	[***]
20	SWP-UMGV-MCSTM	Satellite Transmission Mode	Excluded		Per T1	[***]
21	SWP-UMGVG-MicroTM	Microwave Transmission Mode	Excluded		Per T1	[***]
22	SWP-UMGV-PTIN	Playing of Tone for Intelligent Service per k subs	Excluded	SCP	Per 1k Service Subscriber	[***]
23	SWP-UMGVGT-R2	R2 Signaling	Excluded		Per T1	[***]
24	SWP-UMGV-R1.5	Russia R1.5 Signaling	Excluded		Per T1	[***]
25	SWP-UMGVG-R2	Adaptation to multinational R2 Signaling	Excluded		Per T1	[***]
26	SWP-UMGVG-R1	R1 Signaling	Excluded		Per T1	[***]
27	SWP-MGW-IWF	IWF services Per 1K Service Subscriber	Excluded	IWF	Per 1k Service Subscriber	[***]
28	SWP-UMGV-AMR	AMR(per k subs)	Excluded		Per 1k Service Subscriber	[***]
29	SWP-UMGV-AMR2	UMTS AMR2 per k subs	Excluded		Per 1k Service Subscriber	[***]

Note:
1.	Definition of Software Delivery Type:

Included -	Vendor Standard or optional Software, included in Initial System Configuration where the system capacity has been considered.

Available -	Vendor Optional Software, not included in Initial System Configuration but available upon request in the future. Cricket get all “available” features license without software license fee. However Cricket is required to pay for any additional hardware expansion/upgrade should any of these feature(s) incurred expansion/upgrade due to increase of system performance and/or capacity.

Excluded -	Vendor Optional Software, not included in Initial System Configuration.
2.	Some features require additional hardware to support as stated in “Requirement for Peripheral Network Entities” column (e.g., SMS, VMS, OTA, CALEA, E911, CRBT, etc).

***	Certain information on this page has been omitted and filed separately with the Commission.

In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.

Exhibit E
System Standard and Optional Software List
BSS Software List

Requirement for
				peripheral network		Unit Price
No	Feature ID	Optional Software	Delivery Type	entities	Unit	(USD)
1	SWP-CBSCF-ALC	Automatic Level Control Per Service CH	Included		Per Service CH	[***]
2	SWP-CBSCF-TTY/TTD	Teletype/Text Telephone Per Service CH	Included		Per Service CH	[***]
3	SWP-CBSCF-TRACE	Signaling Tracing Per Service CH	Included		Per Service CH	[***]
4	SWP-CBSCF-SH	Inter-CBSC Soft Handoff Per Service CH	Included	A3/A7 interface	Per Service CH	[***]
5	SWP-CBSCF-QCS	Quasi-concurrent Service Per CH	Included		Per Service CH	[***]
6	SWP-CBSCF-E911	E911 Per Service CH	Included		Per Service CH	[***]
7	SWP-CBSCF-TrFO/RTO	TrFO/RTO Per Service CH	Included		Per Service CH	[***]
8	SWP-CBSCF-DO TRACE	Signaling Tracing Per DO Service CH	Included		Per DO Service CH	[***]
9	SWP-CBSCF-InterQoS DO	Inter-User QoS Support Per DO Service CH	Included		Per DO Service CH	[***]
10	SWP-CBSCF-AEC	AEC (Acoustic Echo Canceller) Per Service CH	Included		Per Service CH	[***]
11	SWP-CBSCF-TFO	Tandem Free Option Per Service CH	Included		Per Service CH	[***]
12	SWP-CBSCF-CMS	Clone MS Detection Per Service CH	Included		Per Service CH	[***]
13	SWP-CBSCF-EFLT	EFLT-based Location Service Per Service CH	Included		Per Service CH	[***]
14	SWP-CBSCF-InterQoS	Inter-User QoS Per Service CH	Included		Per Service CH	[***]
15	SW-CBSCF-ATEE	ABIS Transmission Efficiency Enhancement Per Service CH	Included		Per Service CH	[***]
16	SWP-CBSCF-AccChannelAuc DO	Access Channel Authentication Per DO Service CH	Included		Per DO Service CH	[***]
17	SWP-CBSCF-DO IUQ	Intra-User Qos & Inter-user Qos Per DO Service CH	Included		Per DO Service CH	[***]
18	SWP-CBSCF-DO VoIP	VoIP/Video Telephony Per DO Service CH	Included		Per DO Service CH	[***]
19	SWP-CBSCF-VPOP	Voice Priority over Packet in EV-DO Per DO Service CH	Included	MS	Per DO Service CH	[***]
20	SWP-CBSCF-DO TA	Test Application Per DO Service CH	Included		Per DO Service CH	[***]
21	SWP-CBSCF-ST	Satellite Transmission Per T1	Available		Per T1	[***]
22	SWP-CBSCF-FATM	Fractional ATM in Abis interface Per Service CH	Excluded		Per Service CH	[***]
23	SWP-CBSCF-FAX	G3 FAX Per Service CH	Excluded	IWF	Per Service CH	[***]
24	SWP-CBSCF-IWF	Asynchronous data Per Service CH	Excluded	IWF	Per Service CH	[***]
25	SWP-CBSCF-VP	Voice Privacy in Air Interface Per Service CH	Excluded	BTS/MS	Per Service CH	[***]
26	SWP-CBSCF-PTT	Push to Talk Per Service CH	Excluded	Huawei only PTT Platform and MS impact	Per Service CH	[***]
27	SWP-CBSCF-1xRelA	1xRelA Support Per Service CH	Excluded		Per Service CH	[***]
28	SWP-CBSCF-BMCS DO	Broadcast and Multicast Service Per DO Service CH	Excluded	BCMCS	Per DO Service CH	[***]

Note:
1.	Definition of Software Delivery Type:

Included -	Vendor Standard or optional Software, included in Initial System Configuration where the system capacity has been considered.

Available -	Vendor Optional Software, not included in Initial System Configuration but available upon request in the future. Cricket get all “available” features license without software license fee. However Cricket is required to pay for any additional hardware expansion/upgrade should any of these feature(s) incurred expansion/upgrade due to increase of system performance and/or capacity.

Excluded -	Vendor Optional Software, not included in Initial System Configuration.
2.	Some features require additional hardware to support as stated in “Requirement for Peripheral Network Entities” column (e.g., SMS, VMS, OTA, CALEA, E911, CRBT, etc).

***	Certain information on this page has been omitted and filed separately with the Commission.

In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.

Exhibit E
System Standard and Optional Software List
M2000 Software List

Requirement for
peripheral network
No	Feature ID	Optional Software	Delivery Type	entities	Unit	Unit Price (USD)
1	SWP-M2000-CPRS	Customizable reports system Per NE	Included		Per NE	[***]
2	SWP-M2000-CORBA	CORBA Alarm Interfaces per NE	Included		Per NE	[***]
3	SWP-File-Performance	File Performance Interface per NE	Included		Per NE	[***]
4	SWP-File-Configuration	File Configuration Interface per NE	Included		Per NE	[***]
5	SWP-File-Alarm	File Alarm Interface per NE	Included		Per NE	[***]
6	SWP-Alarm Streaming	Alarm Streaming Interface per NE	Included		Per NE	[***]
7	SWP-SNMP-Alarm	SNMP Alarm Interface per NE	Included		Per NE	[***]
8	SWP-Vector-Map	Support Vector Map On Topology	Included		Per Function	[***]

Note:
1.	Definition of Software Delivery Type:

Included -	Vendor Standard or optional Software, included in Initial System Configuration where the system capacity has been considered.

Available -	Vendor Optional Software, not included in Initial System Configuration but available upon request in the future. Cricket get all “available” features license without software license fee. However Cricket is required to pay for any additional hardware expansion/upgrade should any of these feature(s) incurred expansion/upgrade due to increase of system performance and/or capacity.

Excluded -	Vendor Optional Software, not included in Initial System Configuration.
2.	Some features require additional hardware to support as stated in “Requirement for Peripheral Network Entities” column (e.g., SMS, VMS, OTA, CALEA, E911, CRBT, etc).

***	Certain information on this page has been omitted and filed separately with the Commission.

Exhibit F                                Technical Support and Service
Exhibit F
Technical Support
and Service
Huawei Technologies, Inc.
Cricket Communications Proprietary and Confidential Information

1 OF 33 PAGES

Exhibit F                                Technical Support and Service

TABLE OF CONTENTS		2

1	EXECUTIVE SUMMARY	5

1.1	Overview	5

1.2	Summary of Services	5

2	TECHNICAL SERVICES	6

3	TECHNICAL SUPPORT SERVICE	6

3.1	Brief Introduction	6

3.2	TAC Service Support	7

3.2.1	Helpdesk	7

3.2.2	Remote Access Diagnosis	9

3.2.3	Web-based Support	9

3.2.4	On-Site Support	9

3.2.5	On-Site Emergency Service	10

3.2.6	Routine Check	11

3.3	Software Update	11

3.3.1	General	11

3.3.2	Documentation	12

3.3.3	Implementation	12

3.4	Equipment Support	13

3.4.1	Spare Parts Management Structure	13

3.4.2	Service Options	14

•	Repair and Return	14
Cricket Communications Proprietary and Confidential Information

2 OF 33 PAGES

Exhibit F                                Technical Support and Service

•	Local Swapping	15

•	Advance Replacement	15

3.4.3	Turn Around Time	16

3.5	Training	16

4	SERVICE LEVEL AGREEMENT	17

4.1	Definitions	17

4.2	Service Level Agreement	17

5	ENHANCED SERVICES (OPTIONAL)	18

5.1	Network Optimization	18

5.2	Equipment Relocation	19

5.3	Software feature Upgrade	19

5.4	Equipment Renovation	20

5.5	Skilled Engineer On-Site	20

6	PRICING	22

6.1	Pricing Philosophy	22

6.2	Service Package Price (Technical Service & Support OPEX)	23

◆	On-Site Support Service Pricing	23

◆	On-Site Emergency Support Service	23

◆	Advance Replacement	24

6.3	Global Service Support Organization	24

6.4	Local Service Support Organization	25

7	ANNEX1 CUSTOMER REQUESTS HANDLING PROCEDURE	28
Cricket Communications Proprietary and Confidential Information

3 OF 33 PAGES

Exhibit F                                Technical Support and Service

8	ANNEX2 RMA PROCEDURE	31

8.1	Terms and Definitions	31

8.2	RMA Procedure	31
Cricket Communications Proprietary and Confidential Information

4 OF 33 PAGES

Exhibit F                                Technical Support and Service
In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.
1	Executive Summary

1.1	Overview

Vendor service strategy for customers aims at a quick and effective response in case of a malfunction of either the Equipment or Software as well as at the provisioning of professional solutions based on the knowledge of central competence centers.

1.2	Summary of Services

The services described in this Exhibit are focused on Equipment/Software fault preventive and corrective actions in support of Owner during the operation phase of the Network. The detailed scope of services is defined in the succeeding sections.
SERVICES
•	TAC Service (See Section 3.2)

•	Software Update (See Section 3.3)

•	Equipment Support (See Section 3.4)

•	Training (See Section 3.5)

•	Enhanced Services (See Section 5)
Cricket Communications Proprietary and Confidential Information

5 OF 33 PAGES

Exhibit F                                Technical Support and Service
2	Technical Services

Vendor commits to make all reasonable efforts to maintain optimum system performance.

The services covered by Vendor, at no charge during the Warranty Period, consist of the following:
•	TAC Service (including Help desk 7x24, Web based support, Remote Diagnosis and Routine Check)
Note: “On-Site Support” and “On-Site Emergency Service” are value-added services, available to Owner for an additional charge. There is no charge, however, when these services are required to satisfy obligations of the Agreement.
•	Software Update

•	Equipment Support (7-day Local Swapping)

•	All Services described in the Agreement with respect to any Warranty Period.
3	TECHNICAL SUPPORT SERVICE

3.1	Brief Introduction

The main objective of Vendor Technical Support Service offering is to keep the system running to specification operational levels and in case of network failures, to restore the system to those same operational levels as soon as possible.

The following support services are offered to Owner:
1)	Technical Assistance Center (TAC) Support Service
➢	Help Desk

➢	Remote Access Diagnosis
Cricket Communications Proprietary and Confidential Information

6 OF 33 PAGES

Exhibit F                                Technical Support and Service
➢	Web-based Support

➢	On-Site Support (optional service for an additional charge)

➢	Routine Check

➢	Emergency Service (optional service for an additional charge)
2)	Software Update

3)	Equipment Support
➢	Repair and Return

➢	Local Swapping

➢	Advance Replacement
4)	Training
3.2	TAC Service Support

TAC support takes place in the event of a fault or problem caused by the Equipment and/or Software, and provides operation and maintenance assistance in order to rectify the problem in a timely and efficient manner.

Following contact with the TSD and/or receipt of a fault report, Vendor shall provide:
•	Consultation for daily operation and maintenance, equipment running prompts, equipment functions and configuration, networking characteristics, and equipment structure.

•	Assistance and/or implementation on analyzing, diagnosing, and setting priorities for dealing with the problems;

•	Assistance and/or implementation on corrective measures;

•	Generate a resolution report.
3.2.1	Helpdesk

The Helpdesk provides via telephone, fax, and/or e-mail, a convenient way to consult 7x24 (24 hours a day, 7 days a week, 365 days a year) with trained
Cricket Communications Proprietary and Confidential Information

7 OF 33 PAGES

Exhibit F                                Technical Support and Service
professionals on specific maintenance problems, solve network faults, and provide efficient know-how and experience to Owner. Reported problems will be addressed on a priority basis, and will be quickly and competently responded and resolved within a defined Service Level Agreement time period. Vendor will remain in contact with Owner until the problem has been fully resolved.

Local TSD location: Plano, Texas, USA

The Hotline number: 1-877-4HUAWEI or 1-469-229-5305

Email: techsupport.usa@Huawei.com

The intent of the Helpdesk is:
•	Establish priorities upon receipt of the problem report to set the wheels in motion to resolve the problem;

•	Provide consultation service for daily operation and maintenance, equipment running prompts, equipment functions and configuration, networking characteristics and equipment structure;

•	Provide advice and assistance in analyzing, diagnosing, locating and isolating the problem;

•	Assist and instruct the Owner in generating solutions to the problem;

•	Provide advice on the implementation of corrective measures;

•	Facilitate Remote Access Diagnosis where a fault or a problem can not be resolved by telephone recommendation (Helpdesk);
If technical problems occur, Owner is encouraged to contact the Vendor Local TSD, and provide a detailed problem description, service request time, contact person, contact times, and any other relevant information.

Owner is requested to provide prompt feed back to Vendor as to the effectiveness of the solution, in such a manner that Vendor can determine if other services are needed.
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Exhibit F                                Technical Support and Service
3.2.2	Remote Access Diagnosis

In the case that the Helpdesk can not effectively solve the Equipment problems, Vendor will provide, with Owner’s permission, Remote Access Diagnosis.

During the Remote Access Diagnosis process, Vendor engineers will either dial-up or connect via IP provided connection the target equipment, performing diagnosis and providing the appropriate solutions. Owner shall make any necessary connectivity arrangements and provide assistance according to the requirements presented by Vendor, and provide feedback on the effectiveness of the solution.

If the solution requires On-Site support, Owner has the option of requesting said On-Site Support service, for an additional charge, performed by a Vendor engineer. There is no charge, however, when these services are required to satisfy obligations of the Agreement.

3.2.3	Web-based Support

Vendor website will allow Owner to access the latest Vendor products’ maintenance information and procedures, such as preventative steps necessaries for Equipment maintenance, acquire the latest product knowledge and download product new releases, case studies, past experiences, Software patches, recommendations and notices.

Vendor Online Trouble Ticket System (GCRMS) encourages Owner to submit requests for Technical Support Services and enables Owner to track progress on the resolution of trouble ticket, online.

Vendor will provide email notification of product bulletins and alerts.

3.2.4	On-Site Support

Upon receipt of Owner’s approval and based on the established Service Level Agreement between Owner and Vendor, Vendor will initiate its On-Site Support service. During their presence on Site, the Vendor engineer(s) shall be continuously assisted by Owner’s Vendor product trained representative.

Owner is responsible for making spare parts available at Sites either for day-to-day operation, maintenance performed by its own staff, or for authorized support activities performed by the Vendor engineer(s).
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Exhibit F                                Technical Support and Service
At the end of each service performed on Site, an On-Site Support Service Report will be completed and signed by the Vendor engineer, and co-signed by the Owner’s representative. This report will document the tasks performed, the time spent and the recommendations provided by the Vendor engineer.

The departure time of the engineer from the actual base is defined by the response time quoted in Section 4.2 Service Level Agreement

As these interventions are mainly to cope with urgent matters of maintenance, the engineer’s work will prioritize at restoring the system to acceptable conditions. This means that some technical studies may be carried out after completion of the intervention via Remote Access Diagnosis.

On-Site support is available during business hours, Monday to Friday. Owner is requested to schedule on-Site service with Vendor, prior to dispatch Vendor expert to the Owner Site. For non scheduled interventions or emergency situations, Owner has the option to request the Emergency Service.

On-Site support is a value-added service available to Owner for an additional charge and subject to schedule. There is no charge, however, when these services are required to satisfy obligations of the Agreement.

3.2.5	On-Site Emergency Service

In critical operating situations where system availability is seriously affected, an On-Site Emergency Service is available to Owner 24 hours a day, 7 days a week. The main objective of this service is to keep the system running or, in case of a failure, to restore the system to an operational level as soon as possible. This service may also be utilized to restore operations and support systems that are critical to provisioning, billing, and customer service functions. For this purpose, even operational restrictions are acceptable in order to prevent a loss of service to Owner.

Emergency

“Emergency” means a critical and acute operating situation that caused, or that has the potential to cause, a considerable and intolerable service, or management restrictions.

Definition of typical emergencies:
•	Total outage of a system, service interruption, lost of redundancy
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Exhibit F                                Technical Support and Service
•	Partial outage of a system with considerable restrictions to subscribers. “Considerable restrictions” is the situation when the capacity (available ports) of resources, is lower or equal to 50 percent for each Network Element

•	Total outage of the management system

•	Loss of billing data

•	Loss of subscriber registration, or activation capability

•	Other emergencies defined by Owner and agreed by the parties.
Emergency Service is a value-added service available to Owner upon request for an additional charge. There is no charge, however, when these services are required to satisfy obligations of the Agreement. In the case where the Emergency Service is required to resolve an emergency within the Vendor’s Span of Control, there is no charge to the Owner.

3.2.6	Routine Check

To ensure Equipment and systems are operating at peak performance, Vendor assigns engineers to conduct On-Site Equipment health checks two times a year, and telephone health checks four times a year. In this case, Owner should provide necessary assistance for these On-Site health checks, such as permission to access the Owner’s Equipment and Sites.

Such preventative maintenance activities shall be scheduled or requested at least fifteen (15) days in advance. The Equipment list to be reviewed, and the measure of On-Site or remote access via OSS, should be confirmed by both parties.

3.3	Software Update

3.3.1	General

Vendor shall provide the Owner with the Software Update Service.

Vendor agrees to continuously develop and improve the operation and quality of our Software releases delivered to Owner. This service includes timely updates and corrections of errors reported by Owner, as well as from other users, or those detected by Vendor (as in preventive maintenance). Vendor will deliver, normally once a year, corrections, enhancements, and modifications to
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Exhibit F                                Technical Support and Service
the Software release in the form of Software Update covering one or more of the Software releases included in Owner’s network. The Software Update does not include issuing new Software releases for new functionality provision.

Additional required Software Update documentation shall be provided to Owner free of charge.

Any modifications to the network and its procedures, connected to technical support activities shall be agreed by both parties (e.g., approval or rejection, time schedule, responsibility matrix and other). Vendor will install no more than two Software Updates per year, not including any Software Updates that Owner requests Vendor to install. .

3.3.2	Documentation

Updated documentation describing the corrections, enhancements and/or improved functionalities provided, shall accompany any Software Update supplied.

Generally, provided documentation should contain the following information:
•	Previous version Software bugs removed, if any,

•	Current Software bugs, as far as it is known by Vendor at the time of delivery to Owner, and the preventive rules on how to treat these bugs.
“Bugs” are defined as the undesirable glitches or results that adversely affect smooth operations, usually originating in Software or undocumented features.

3.3.3	Implementation

The parties shall agree on the implementation details five (5) working days before the implementation of each Software Update.

If Owner performs the Software Update implementation, Vendor’s technical personnel is available at Owner’s request to supervise the implementation of the Software Update, for a reasonable number of Sites. The number of Vendor’s personnel involved and their roles and location during the Software Update shall be agreed between the parties before such implementation.

If Vendor recommends and Owner agrees, the Software Update can be performed by Vendor. The acceptance procedure of the Software Update shall be agreed by both parties, if needed, before the implementation.
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Exhibit F                                Technical Support and Service
The implemented Software Update shall be tested and an acceptance procedure carried out by Owner in accordance with the agreed acceptance procedure. Owner can skip the acceptance testing in total or partly, if Owner decides that such procedure is not required. In that case, both parties shall automatically sign the acceptance certificate.

Owner can determine, at its own discretion, the Software Update implementation, as well as the schedule.

3.4	Equipment Support

3.4.1	Spare Parts Management Structure

The Spare Part Center is located in Dallas, Texas.
Headquarters Spare Parts Center

•	Supplies stock to regional and local spare parts centers.

•	Repair or Replaces Faulty units,

•	Provides the strategy for Spare parts purchases,

•	Enforces Supply chain optimization,

•	Provides Spare parts quality control,

Regional Spare Parts Center

•	Accommodates and distributes stock between Local Spare Parts Centers in the region

•	Support local spare parts centers during an emergency.

Local Spare Parts Center

•	Provides a single point of contact for services to its customers

•	Provides Local Spares Swapping service to its customers
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Exhibit F                                Technical Support and Service
3.4.2	Service Options

Vendor Equipment Repair and Replacement Services are intended to offer Owner, with the following service options:
•	Repair and Return

•	Local Swapping

•	Advance Replacement
●	Repair and Return

When a faulty part needs to be repaired, the Owner can request our Repair and Return Service.

Under Agreement, Owner shall send the faulty part(s) to the specified place according to the contract agreed to by both parties.

The Vendor Spare Parts Center will process the faulty part within three (3) business days after receiving the Repair-and-Return service request from the Owner’s authorized representative. Vendor at its option can repair or replace the faulty part. The repaired or replaced spare part(s) of the same model will be shipped from Vendor within 45 calendar days after receiving the faulty part(s) from Owner. The service hours of the Vendor Local Spare Parts Center are from 9:00am to 6:00pm CST, during business days.

Subject to Section 16 of the Agreement, Owner is responsible for sending the faulty part(s) to the Vendor Spare Parts Center. Owner will bear all freight charges and other local associated fees for shipping all such shipments from the Owner Site to Vendor’s facility. Vendor will ship the repaired or replaced part back to the Owner, and Vendor will bear with this returning freight charge.

Repair and Return service is available to Owner at no charge during the Warranty Period.
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Exhibit F                                Technical Support and Service
●	Local Swapping

There are times when the standard 45-day turn around time for repaired cards will not suffice. For those situations, Vendor offers a Local Parts Swapping Service. Compared to our standard repair and return offering, the Vendor Local Swapping Service offers several advantages, as well as assures the Owner with the following benefits:
•	Quicker turn-around time minimizes service outage times.

•	Avoidance of maintaining a large spare parts inventory. The investment in spare parts and operation costs, such as storage expenses, logistics and personnel, can be reduced dramatically
Under the Local Swapping Service, Vendor Local Spare Parts Center will process the requested unit(s) within one (1) business day, after receiving the Local Swapping service request in writing from the Owner’s authorized representative. The repaired or replaced spare parts of the same model will be shipped to Owner’s designated facility within seven (7) calendar days beginning when Vendor receives the faulty part(s) from Owner.

Owner bears the cost of sending the faulty units to the Local Spare Parts Center; Vendor will bear the costs of delivering the replaced parts back to Owner.

Local Swapping service is available to Owner at no charge during the Warranty Period, from Monday to Friday, 9am to 6pm, CST.

●	Advance Replacement

Under Advance Replacement, Vendor will process the advanced replacement part(s) within the next four (4) business hours after receiving a confirmed service request from the Owner, provided that the Owner agrees to return the original faulty part(s) to the Vendor Spare Parts Center within 15 calendar days.

If the Owner sends the request before 2:00pm (Central Time) during a business day, the replaced part will be shipped in the same day. The replaced spare part(s) of the same model is expected to arrive, to Owner’s designated facility, the next business day.
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Exhibit F                                Technical Support and Service
Advance Replacement service is available 24 hours a day, 7 days a week.

Owner bears the cost of sending the faulty units to the Local Spare Parts Center; Vendor will bear the costs of delivering the replaced parts back to Owner.

Advancement Replacement service is available to Owner at an extra charge from Monday to Friday, 9am to 6pm CST.

3.4.3	Turn Around Time

Repaired or replacement parts will be delivered to the Owner’s warehouse within the specified timeframe, as follows:
•	Repair and Return: 45 calendar days

•	Local Swapping: 7 calendar days

•	Advance Replacement: 1 business day

RMA
Equipment	Processing	Part Shipment		Available
Support	Time	Time	Availability	days
Repair and Return	3 Business days	45 Calendar days	Monday - Friday 09h00 ~ 18h00	5 days a week

Local Swapping	1 Business day	7 Calendar days	Monday - Friday 09h00 ~ 18h00	5 days a week

Advance Replacement	4 Business hours	1 Business day	7 days 00h00 ~ 24h00	7 days a week
3.5	Training

Vendor will provide various training services related to the daily maintenance of the Owner’s Equipment to enhance the maintenance level of the Owner. The training options include regional short-term centralized training at Owner’s premise or at Vendor’s facility. The courses cover computer and database, telecom network and product knowledge of Vendor Equipment.
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Exhibit F                                Technical Support and Service
Vendor will provide regional short-term centralized training for Owner either at Site or at the Vendor regional training center in Plano Texas, according to contractual requirements. The content of training is focused on the daily maintenance and operation, including handling of daily faults and introduction of equipment functions. The target audience of this training is the Owner’s Equipment maintenance and operations personnel.

Specific training commitments are contained in Exhibit H.

4	Service Level Agreement

4.1	Definitions

“Response Time” shall mean the time measured between the call from the Owner, received by Vendor, and the time of the first telephone reply by one of Vendor experts.

“Departure time” shall mean the time between the receipt of the request from the Owner, for an On-Site intervention by Vendor, and the time when the Vendor expert is dispatched to the Owner’s Site. The traveling time is excluded.

“Resolution Time” shall mean the time measured between the call from the Owner, received by Vendor, and the time when the problem is definitively remedied.

4.2	Service Level Agreement

“Service Level Agreement” shall mean the level of service which the Owner purchases from Vendor with respect to the maintenance and technical support services.

Services	Support
Service availability language	English

Emergency Service availability period	7 days x 24 hours

On-Site support availability period	8 hours x 5 days (subject to schedule)

Severity Level
	Critical (S1)	Major (S2)	Minor (S3)
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Exhibit F                                Technical Support and Service

Severity Level
	Critical (S1)	Major (S2)	Minor(S3)
Response Time	Within 15min	Within 60min	Within 120min

Departure time (On-Site Service is needed)	4 hours	Next business day	Scheduled

Target Issue Resolution Time	Within 8 hours	Within 3 days	Within 30 days

Final Issue Resolution Time (Without Software Defect)	Within 24 hours	Within 12 days	Within 60 days

Final Resolution Time	30 days permanent fix	60 days permanent fix	180 days
(With Software Defect)			permanent fix
•	85% of problems of each level of severity reported to Vendor TSD are solved before Target Issue Resolution.

•	100% of problems of each level of severity reported to Vendor TSD are solved before Final Issue Resolution.
If the On-Site Service is requested, the traveling time is excluded from the resolution time mentioned above, and is defined according to the distance as follows:

Distance	Traveling time
Less than 30 miles	2 hours
31 miles ~ 60 miles	4 hours
61 miles ~ 120 miles	6 hours
121 miles ~ 240 miles	8 hours
More than 240 miles	Next day
5	Enhanced Services (optional)

5.1	Network Optimization

Vendor will provide a network optimization plan to Owner to help the Owner improve the quality and results of network operation.

Vendor will arrange maintenance experts to provide a network optimization service. The result of the network optimization service (such as network connection rate) will be jointly confirmed by Vendor and Owner.
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Exhibit F                                Technical Support and Service
5.2	Equipment Relocation

Vendor will provide the services of Equipment relocation, including the design of an Equipment relocation plan, Equipment dismantling, installation and technical guidance at the Site of Equipment relocation to minimize the risk of Equipment damage that may be incurred during the Equipment relocation.

Design of Equipment relocation plan

Vendor will provide design plans for Equipment dismantling and installation.

Equipment dismantling

Vendor will arrange technical personnel to assist Owner in dismantling the Equipment according to the design plan of Equipment relocation.

Equipment installation

Vendor will arrange technical personnel to install and test the dismantled Equipment and assist the Owner in putting the Equipment into operation.

Equipment Relocation Guidance On-Site

Vendor will arrange technical personnel to provide technical guide at the Equipment Site during the Equipment relocation.

5.3	Software feature Upgrade

When necessary, Vendor will appoint a technical expert to provide Software Upgrade services and optimize the Software structure to utilize any new functions requested by Owner.

The time of any Software Upgrade will be jointly confirmed by Vendor and Owner, under the premise of not affecting the normal business of Owner. This includes the following:
•	New Software feature releases
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Exhibit F                                Technical Support and Service
•	Release notes outlining new features, Software modifications and upgrade/installation procedures
The following are guidelines for Vendor Software Maintenance service:
•	Vendor will notify the Owner of all generally available Software releases.

•	Release notes outlining Software modifications, known deficiencies, and upgrade/installation procedures are provided as part of the service.

•	Customer documentation updates, if applicable, are provided as part of the service.

•	Vendor will provide revision and enhancement release information, relating to availability of code corrections, work-around procedures and limitations of covered products.

•	This service is exclusive of the labor cost for executing the upgrade. This will be made available at Vendor’s then-current prices subject to Section 5.1 of the Agreement.
5.4	Equipment Renovation

Vendor will provide an Equipment renovation service to Owner upon the Owner’s stated intent for capacity expansion, new functions, network optimization, and keeping up with the development of new technology.

Vendor will arrange senior experts to provide the service of Equipment renovation. The plan of Equipment renovation will jointly be confirmed by Vendor and Owner.

5.5	Skilled Engineer On-Site

When the Owner has a special situation (such as an important event day or holiday) preventing their own craftspeople from performing a specific engineering task and a schedule to meet, Vendor will send its own engineers to the Equipment Site and assist the Owner by performing the contracted engineering tasks while maintaining strict confidentiality regarding Site content.
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Exhibit F                                Technical Support and Service
On duty Vendor engineers are readily available to provide services such as technical support, technical consultation and daily maintenance, at the Equipment Site.
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Exhibit F                                Technical Support and Service
6	Pricing

6.1	Pricing Philosophy

Technical Support Services		Service Package for Owner
TAC Service	Help Desk (7X24 )	Ö

	Remote Diagnostic	Ö

	Web based Support	Ö

	On-Site Support	Available upon request after Final Acceptance

	On-Site Emergency Support	Available upon request after Final Acceptance

	Routine Check	Ö

Software Support	Software Updates	Ö

Equipment Support	45 Day Repair and Return	Ö

	7 Day Local Swapping	Ö

	1 Day Advance Replacement	Available upon request

Enhanced Service	Customer Tailored Service	Available upon request
No Charge:
•	At the initial Markets the Service Package for Owner described above will be provided to the Owner, at no charge during the Warranty Period.

•	For test bed product, the service package for Owner described above will be provided to the Owner at no charge.

•	Additionally, On-Site support and On-Site Emergency support will be provided to Owner as necessary at all times up to Final Acceptance and during the Warranty Period as described in Section 16.3 of the Agreement. After Final Acceptance of a System, On-Site support, On-Site Emergency Service, 1-day Advance Replacement, and Enhanced Services, are available to the Owner for an additional charge except all is available at no charge to the Owner as described in Section 16.3 of the Agreement.
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Exhibit F          Technical Support and Service
Labour Hourly Rate:

The following event based services will be billed at an hourly rate.
•	On-Site Support Service

•	On-Site Emergency Support Service
6.2	Service Package Price (Technical Service & Support OPEX)

Annual fees for the Service package begin after the Warranty Period expires. The annual fees for the Service package of the initial markets are calculated on a per-covered-pop basis at $0.34 USD per year.

On-Site Support Service pricing for the initial markets and test bed

$100/hour plus expenses* (Normal Working Hours)

$150/hour plus expenses* (Out of Normal Working Hours)

On-Site support service will be charged for a minimum of 8 hours, per visit

Normal Working Hours mean 9:00 am — 6:00 pm, Local Time

Out of Normal Working Hours, 6:00 pm — 9:00 am, Local Time

*	Expenses include: Accommodation, meals, and transportation.
◆	On-Site Emergency Support Service for the initial markets and test bed

$160/hour plus expenses* (Normal Working Hours)

$240/hour plus expenses* (Out of Normal Working Hours)

Emergency support service will be charged for a minimum of 8 hours, per visit

Normal Working Hours mean 9:00 am — 6:00 pm, Local Time

Out of Normal Working Hours, 6:00 pm — 9:00 am, Local Time

*	Expenses include: Accommodation, meals, and transportation.
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Exhibit F          Technical Support and Service
◆	Advance Replacement for the initial markets and test bed

Under Advance Replacement, Vendor will process the advanced replacement part(s) within the next four (4) business hours after receiving a confirmed service request from the Owner, provided that the Owner agrees to return the original faulty part(s) to the Vendor Spare Parts Center within 15 calendar days.

If the Owner sends the request before 2:00 pm (Central Time) during a business day, the replaced part will be shipped in the same day. The replaced spare part(s) of the same model is expected to arrive, to Owner’s designated facility, the next business day.

Vendor bears the cost of sending the faulty units to the Local Spare Parts Center; Vendor will bear the costs of delivering the replaced parts back to Owner.

Advance Replacement service is available to Customers and an extra charge of $166.00 US for shipments of 10 pounds or less from Monday to Friday, 9am to 6pm CST.

Advance Replacement service out of normal business hours is available 24 hours a day, 7 days a week for an additional fee of $75.00.

6.3	Global Service Support Organization

In order to support its global operations Vendor has set up a 3-level global service network: the Headquarters, the Regional Divisions, and the Local branch offices.

Vendor’s headquarters is located in Shenzhen China. Vendor Regional offices are located in North America; Latin America; CIS (the Commonwealth of Independent States), Europe, North Africa & Middle East; Southern Africa, East Pacific, and Asia Pacific.

The global customer service system contains a three-level structure. This is shown in Figure 1.
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Exhibit F          Technical Support and Service
Figure 1: Vendor Global Customer Service System
6.4	Local Service Support Organization

In Vendor, we regard customer satisfaction as the only standard by which we measure our service. To safeguard the Owner’s operation, Vendor has setup a Regional and Local Technical Service Departments which can provide a more responsive and effective service to our Owner. Establishment of this local TSD is based on the Owner’s service requirement, and consists of a competent engineering team, project management, product specialists, and spare part management teams.

Vendor’s North American Regional Technical Service Department is located in Plano, Texas, 3 miles away from the Telecom Corridor of Dallas. This office provides Technical support nation-wide in all the available Vendor’s products, such as Optical Networks, Fixed Networks, Wireless Networks, and Application & Service.

In addition, there are Local offices near the principal markets to support customers in a timely and appropriate manner. In the US, local offices are settled in Plano (TX), Seattle (WA), and San Diego (CA).
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Exhibit F          Technical Support and Service
Figure 2: Local Service Support Organization
North American Region Technical Service Director

Chief of Vendor’s Local Representative TSD office.

Call Center (Technical Assistance Center)

Receive and register the complaint and technical inquiry from the Owner and transfer technical support engineers according to problem severity level, offer the solution of the problems. Follow up the issue statement and implementation of the solution.

Engineering & Proposals Management Team

Responsible for Management of the Projects, the Pre-sales support and the Outsourcing/Partners activities according to Owner requirements. Evaluate and qualify our EF&I partners, analyze and prepare proposals, and control and manage the projects.

Products Technical Support Team

After receiving the issue reported from Call Center or from Owner directly, carry out the technical support activities. Provide resolution or escalate the issue to higher level TSD. Instruct Owner to implement the resolution remotely or perform the On-Site Service if required by Owner.
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Exhibit F          Technical Support and Service
Logistics & Spare Part Management Team

Register and deal with the requirement of faulty parts repair and replacement from Owner. Manage local spare parts stocks and logistics affairs.
Training Team
Organize a local centralized training purchased by Owner. The SOW (Scope of Work) of the team covers customized course development, training schedule and arrangement of classroom and practice lab.
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Exhibit F          Technical Support and Service
7	Annex1 Customer Requests Handling Procedure
◆	Introduction to TAC access methods :
Tel: Contact number is 1-877-4HUAWEI or 1-469-229-5305
Fax: Contact number is (972) 543 5899
Email: Contact mailbox is techsupport.usa@Huawei.com or support@Huawei.com
◆	Roles & Responsibilities

Roles	Responsibilities
Local Office * Customer Care Representative (CCR)	Receives, handles, and filtrates the local customer requests; conducts customer survey.

Local Office * Product Support Engineer (PSE)	Handles the local customer requests that related to products and technology, performs escalation, and implements the solution given by the regional expert team or HQ expert team.
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Exhibit F          Technical Support and Service

Roles	Responsibilities
Local Office * Product Manager	Designates the field engineer, and monitors the local customer request handling procedure.

Regional Office * Regional Expert Team	Handles customer requests escalated to the regional department, and performs re-escalation.

Head Quarters * HQ Expert Team	Handles customer requests escalated to headquarters
◆	Receiving (CCR)
After receiving a Owners’ request via telephone, E-mail, or fax, etc, CCR will create a request ticket in the Customer Request Management System, record the Owner information and request information.
During Equipment failures, technical enquiries and other requests that need to be handled by a PSE, will be transferred by the CCR.
For other requests, such as complaint against our service, the CCR will be responsible for the entire handling process including coordinating, tracking, recording and closing. After closure of the request, the CCR will record the entire procedure in the request ticket.
◆	Telephone Direction (PSE)
Answer Owners’ enquiries, or give guidance via phone.
Owner requests will be divided into critical problems, major problems, minor problems and common service requests, according to their severity and impact. The service team will give a response in conformity with the time frame stated in the Service Level Agreement (SLA).
◆	Remote Access (PSE)
For problems that cannot be resolved by telephone direction, PSE will maintain Owner Equipment via remote access, if is permitted and authorized by the Owner.
◆	On-Site Support (PSE, Local Office Product Manager)
For problems that cannot be resolved by telephone direction or remote maintenance, shall be reported to the local office product manager. The product manager will assign a product support engineer for On-Site support.
◆	Regional Expert Team Support (Regional Expert Team)
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Exhibit F          Technical Support and Service
For problems that cannot be resolved by On-Site troubleshooting, the ticket will be escalated to the regional expert team. After the regional expert team provides a solution, the PSE will be assigned for the implementation.
◆	HQ Expert Team Support (HQ Expert Team)
For the problems that cannot be resolved by regional expert team, they will be escalated to the HQ expert team for R&D level solution.
◆	Implementation (PSE)
After the regional expert team or HQ expert team has provided a solution, they will assign a PSE for implementation via Customer Request Management System. The PSE will also record the handling procedure and result in the system after the implementation.
For an unpractical solution, the PSE can reject it to the provider.
◆	Customer Survey (CCR)
For important requests, such as Equipment failure, the CCR will contact with the Owner within a week after closure of the request to find the running status of the Equipment and Owner’s opinion about Vendor services.
For requests that have not been satisfactorily resolved, the CCR will reject the ticket to the request owner.
◆	Report (CCR)
The CCR will periodically produce Call Center Service Level Reports to the associated department managers, or customers as required
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Exhibit F          Technical Support and Service
8	Annex2 RMA Procedure
8.1	Terms and Definitions
“Hardware”: A physical object, as distinguished from a capability or function. A generic term dealing with tangible items of equipment—tools, instruments, components, parts—as opposed to funds, personnel, computer programs, and plans, which are termed software.
“Lifecycle”: Series of phases or events that constitute the total existence of anything. The entire “womb-to-tomb” scenario of a product from the time concept planning is started until it is finally discarded.
“Return Material Authorization (RMA)”: Approval obtained to return defective and unwanted items to a receiving location. The RMA number allows tracking of the return and helps assure proper credit to the sender.
“Serial number”: A unique identification number assigned to a single item that will never be repeated on similar items.
“Turn around Time (TAT)”: Interval between the time a repairable item is received at the designated Vendor Spare Part center, and the time when this item arrives to the final designated location.
8.2	RMA Procedure

001	Owner
If Return and Repair service is required by the Owner, then Owner needs to contact the Vendor Spare Parts Center via e-mail (rma.usa@Huawei.com) or via fax at (972)-543-5899, and request an RMA (Return Material Authorization) number from Vendor’s Spare Parts representative. The following information, pertaining to the repair transaction, will be requested:
a.	The Owner’s name, Billing address and Shipping address;

b.	The name and telephone number of a person that Vendor may contact for further information;

c.	A description of the faulty unit;

d.	An explanation of the defect or malfunction;

e.	The Vendor hardware’s serial number, Model number and BOM (Bill of Material) number,
Above mentioned information should be provided to Vendor Spare Parts Center by filling out the Return Merchandise Authorization Requisition Form, which can be downloaded from our website at support.huawei.com..
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Exhibit F          Technical Support and Service

002	Vendor Spare Parts Center
The service representative of the Vendor Spare Parts Center will assign the Owner an RMA number, which identifies the repair transaction in case the Owner’s requisition is accepted. This RMA number will be sent by e-mail to the Owner, based on the completed information provided with the RMA Form, within three (3) business days.

003	Owner
Before delivering the faulty part, Owner should forward the signed <<Faulty tags>> & <<RMA Form>> copies to Vendor Spare Part Center via fax or by scanning all these copies to rma.usa@huawei.com
Owner is responsible for removing and returning the defective hardware in accordance with Section 16.3 of the Agreement. Otherwise, the Vendor is responsible. Shipping will be paid by Vendor.
Note: Vendor will not guarantee the agreed TAT (Turn Around Time) if Owner does not deliver above mentioned documents to rma.usa@huawei.com on time.

004	Owner
The Owner then ships the Vendor Hardware (packaged in a manner that fully protects the Vendor Hardware from physical and/or transient damage) to the below address; and informs the Vendor Spare Part Center of the Hardware shipping details. If the returned Hardware is improperly packaged or shipped, then such Hardware may be returned to the Owner without repair.
Huawei Technologies
1700 Alma Dr. Suite 100
Plano, TX 75075
Attn: RMA Dept. RMA #
Note: For Owner, the cost of shipping the defective unit(s) to Vendor is born by Vendor. To insure prompt service and insure proper billing the specified address with the Owner RMA number marked on the outside of the package. Vendor will not receive any return without an RMA number.

005	Vendor Spare Parts Center
Vendor will send the faulty part to Vendor’s Repair Center for further revision, analysis, and repair.
Cricket Communications Proprietary and Confidential Information

32 OF 33 PAGES

Exhibit F          Technical Support and Service

006	Vendor Repair Center
Vendor will inspect the returned Hardware and related documentation upon receipt. If Vendor determines that damage to the unit was due to the causes described in Section 16.6 of the Agreement, then the repair of the unit will not be covered by the warranty. If the hardware is found defective due to reasons covered by the warranty, then Vendor will either repair or replace the hardware.
In general, the following hardware sent for repairing will be designated as scrap, and Vendor will send out a replacement to the Owner:
•	Vendor manufactured Product which Vendor considers has exceeded its useful live (lifecycle), based upon Vendor’s engineering review process;

•	Vendor manufactured Products in which Vendor has identified the same defect or fault more than three (3) times;

•	Vendor manufactured Products in which Vendor has identified “no trouble found”.
All scrap field replaceable units shall become the property of Vendor.

008	Vendor Repair Center
Vendor will send the repaired or replaced part back to the Owner at Vendor’s cost, to the address designated in the RMA form. Reinstallation of the repaired hardware is as described in Section 16.3 of the Agreement.

009	Owner
The Owner is requested to check the shipment, piece count and its status; and then acknowledge the receipt to Vendor Spare Part Center, in time.
Cricket Communications Proprietary and Confidential Information

33 OF 33 PAGES

EXHIBIT G
INSURANCE REQUIREMENTS
Vendor and each Subcontractor shall, at its own cost and expense, carry and maintain at a minimum, the insurance coverage listed below.
▪	Workers’ Compensation insurance with statutory limits as required in the state(s) of operation; and providing coverage for Subcontractor’s employees entering onto Owner premises, even if not required by statute. Employers’ Liability or “Stop Gap” insurance with limits of not less than $500,000 for each occurrence.

▪	Commercial General Liability Insurance covering claims for bodily injury, death, personal injury or property damage, including coverage for independent contractor’s protection (required if any work will be subcontracted), premises-operations, products/completed operations and contractual liability.

The limits of insurance shall be:

Each Occurrence (Bodily Injury/Property Damage)	$1,000,000.00
General Aggregate Limit (Annual Aggregate)	$2,000,000.00
Products-Completed Operations Limit (Annual Aggregate)	$1,000,000.00
▪	Comprehensive Automobile Liability Insurance covering ownership, operation and maintenance of all owned, non-owned and hired motor vehicles used in connection with the performance of this Agreement, with limits of at least $1,000,000 combined single limit for bodily injury and property damage.
Vendor shall provide, at its own expense, Excess/Umbrella insurance policy providing coverage excess of comprehensive general liability and automobile liability in an amount not less than $10,000,000.
Cricket Communications Proprietary and Confidential Information

Exhibit H
Training
2007
Cricket Communications Proprietary and Confidential Information

Exhibit H	Training

1 Required Training Programs	2
2 Training credit and price for additional training	3
Cricket Communications Proprietary and Confidential Information

Exhibit H	Training
In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.
1 Required Training Programs
     For this project, the CDMA training is designed into the following 4 programs.

		Duration
Course		(working	Class
Code	Course Name	days)	Size
NOC Engineer Training (18 Days)
ORE10	CDMA BSS Product Fundamental	3	6-12
ORE23	CDMA BSS/AN Operation and Maintenance	8	6-12
ORL10	CSOFTX3000 Hardware Structure	1	6-12
ORL21	CSOFTX3000 Operation and Maintenance	1	6-12
ORM10	UMG8900 Hardware Structure	1	6-12
ORM21	UMG8900 Operation and Maintenance	1	6-12
OWL10	M2000V2 System Overview	0.5	6-12
OWL30	M2000V2 Server Operation and Maintenance	0.5	6-12
OWL31	M2000V2 Client Operation and Maintenance	2	6-12
Field Engineer Training (6 Days)
ORA01	CDMA Access Network Fundamental	2	6-12
ORA03	CDMA2000 1 x EV-DO Fundamental	1	6-12
ORF10	CDMA BTS/AP Product Fundamental	1	6-12
ORF20	CDMA BTS/AP Local Operation and Maintenance	2	6-12
Switch Technician Training (23 Days)
ORE24	CDMA BSS/AN Testing and Commissioning	8	6-12
ORL10	CSOFTX3000 Hardware Structure	1	6-12
ORL20	CSOFTX3000 Software Installation and Commissioning	1	6-12
Cricket Communications Proprietary and Confidential Information

Exhibit H	Training

		Duration
Course		(working	Class
Code	Course Name	days)	Size
ORL21	CSOFTX3000 Operation and Maintenance	1	6-12
ORL30	CSOFTX3000 Data Configuration	6	6-12
ORM10	UMG8900 Hardware Structure	1	6-12
ORM20	UMG8900 Software Installation and Commissioning	1	6-12
ORM21	UMG8900 Operation and Maintenance	1	6-12
ORM30	UMG8900 Data Configuration	3	6-12
Translation Engineer Training (25.5 Days)
ORA01	CDMA Access Network Fundamental	2	6-12
ORA03	CDMA2000 1 x EV-DO Fundamental	1	6-12
ORE10	CDMA BSS Product Fundamental	3	6-12
ORE24	CDMA BSS/AN Testing and Commissioning	8	6-12
ORL01	CDMA NSS Softswitch Fundamental	2	6-12
ORL30	CSOFTX3000 Data Configuration	6	6-12
ORM30	UMG8900 Data Configuration	3	6-12
OWL10	M2000V2 System Overview	0.5	6-12
Table3-1 List of Training Programs for CDMA
2 Training credit and price for additional training
According to the staff headcount and the training matrix for each role, Huawei will provide [***] Training days for free to ensure every the required staff in three markets have an opportunity to finish the required courses. The credit of [***] training days is valid for 2 years from the date of first PO and will be invalid automatically.

***	Certain information on this page has been omitted and filed separately with the Commission.
Cricket Communications Proprietary and Confidential Information

Exhibit H	Training

	Number of	Training	Number of	Total Training
Position	personnel	Days	Teams	Days
Manager	[***]	[***]	[***]	[***]
Supervisor	[***]	[***]	[***]	[***]
Switch Tech	[***]	[***]	[***]	[***]
Field Tech	[***]	[***]	[***]	[***]
Translations	[***]	[***]	[***]	[***]
Fixed Net	[***]	[***]	[***]	[***]
RF Eng	[***]	[***]	[***]	[***]
NOC Tech	[***]	[***]	[***]	[***]
TFS Eng	[***]	[***]	[***]	[***]
	total credit			[***]
The training matrix for each role is below:

			Duration(Working				Translations
System	Code	Courses	Days)	NOC Engineer	Field Engineer	Switch Technician	Engineer	RF engineer
BSS	ORA01	CDMA Access Network Fundamental	2		x		x	x
	ORA03	CDMA2000 1 x EV-DO Fundamental	1		x		x	x
	ORF10	CDMA BTS/AP Product Fundamental	1		x			x
	ORF20	CDMA BTS/AP Local Operation and Maintenance	2		x			x
	ORE10	CDMA BSS Product Fundamental	3				x
	ORE23	CDMA BSS/AN Operation andMaintenance	8	x
	ORE24	CDMA BSS/AN Testing and Commissioning	8			x	x	x
NSS	ORL01	CDMA NSS Softswitch Fundamental	2				x
	ORL10	CSOFTX3000 Hardware Structure	1	x		x		x
	ORL20	CSOFTX3000 Software Installation and Commissioning	1			x		x
	ORL21	CSOFTX3000 Operation and Maintenance	1	x		x		x
	ORL30	CSOFTX3000 DataConfiguration	6			x	x	x
	ORM10	UMG8900 Hardware Structure	1	x		x		x
	ORM20	UMG8900 Software Installation and Commissioning	1			x		x
	ORM21	UMG8900 Operation and Maintenance	1	x		x		x
	ORM30	UMG8900 Data Configuration	3			x	x	x

*** Certain information on this page has been omitted and filed separately with the Commission.
Cricket Communications Proprietary and Confidential Information

Exhibit H	Training

			Duration(Working				Translations
System	Code	Courses	Days)	NOC Engineer	Field Engineer	Switch Technician	Engineer	RF engineer
M2000	OWL10	M2000V2 System Overview	0.5	x			x
	OWL30	M2000V2 Server Operation and Maintenance	0.5	x
	OWL31	M2000V2 Client Operation and Maintenance	2	x
Training days for each role				15	6	15	25.5	21
Besides the above [***] class days, if Cricket wants more training service, the pricing is as followed:
Vendor Arranges Training at Vendor’s Facility (Plano, Texas)
Training courses durations are specified in the Section 3 of this document (Training Proposal)
Recommended number of students per class: 8 ~ 12.
$ [***] / Student / Day* or $ [***] / Class / Day, which ever is less.

* Does not include trainee’s accommodation, meals and transportation.
Owner Arranges Training at Owner’s Location
Training courses durations are specified in the Section 3 of this document (Training Proposal)
Recommended number of students per class: 8 ~ 12.
$ [***] / Class Day plus Expenses*

* Expenses include: Accommodation, meals, and transportation.
* Does not include the cost of training equipment at customer’s location.

***	Certain information on this page has been omitted and filed separately with the Commission.
Cricket Communications Proprietary and Confidential Information

In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.
Exhibit I
IMPLEMENTATION SCHEDULE

BTS3606AE
				Arrive in	Installation &
		FOB SHENZHEN	Finish clearance in [***]	warehouse	Commission
By Sea
QTY < 200	Incremental Total	[***] [***]	[***] [***]	[***] [***]	[***] [***]

BSC System
				Arrive in	Installation &
		FOB SHENZHEN	Finish clearance in [***]	warehouse	Commission
By Sea
QTY < 4	Incremental Total	[***] [***]	[***] [***]	[***] [***]	[***] [***]

MSC
				Arrive in	Installation &
		FOB SHENZHEN	Finish clearance in [***]	warehouse	Commission
By Sea
QTY < 5	Incremental Total	[***] [***]	[***] [***]	[***] [***]	[***] [***]

MGW
				Arrive in	Installation &
		FOB SHENZHEN	Finish clearance in [***]	warehouse	Commission
By Sea
QTY < 5	Incremental Total	[***] [***]	[***] [***]	[***] [***]	[***] [***]

M2000
				Arrive in	Installation &
		FOB SHENZHEN	Finish clearance in [***]	warehouse	Commission
By Sea
QTY < 5	Incremental	[***]	[***]	[***]	[***]
	Total	[***]	[***]	[***]	[***]
Notes:
Installation & Commission refers to Huawei standard process and test procedures. It does not take into consideration additional tests or acceptance required by the customer.
Above schedules are based on General Availability (GA) on Sept. 30,2007.
13-Apr-07

***	Certain information on this page has been omitted and filed separately with the Commission.

In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.
Exhibit J
Test Bed for A66
Existing [***] Lab (upgrade to Rev-A)

*	Hardware expansion of Test Bed Equipment will be charged according to 20% off discount of “Exhibit C Equipment Upgrade Pricing”.

*	Software expansion of Test Bed Equipment will not be charged.

*	The TestBed is proposed for lab testing purpose not for commercial use. If any equipment is used for commercial deployment, all clauses and exhibits in the SEPA applied for initial system will be applied to the testbed equipment.

***	Certain information on this page has been omitted and filed separately with the Commission.

Toy Cell System Configuration
A66 PROJECT For LEAP (USA)
MSCe (Test Bed)
PRICE LIST OF MSCe (Test Bed) EQUIPMENT

Quantity
No.	Item	Description	Existing	Add	Total
1.1	MSCe (Test Bed) (1K subs )		Version : CSOFTX3000V100R002

1.1.1	Hardware

Cabinet

	KW-ISCAB	Integrated Configure New Cabinet	[***]	[***]	[***]

Service Control Module

	KW-WSMU	System Management Unit	[***]	[***]	[***]

	KW-WSIU	System Interface Unit	[***]	[***]	[***]

	KW-WHSC	Hot-Swap And Control Unit	[***]	[***]	[***]

	KW-WALU	Alarm Unit	[***]	[***]	[***]

	KW-WCDB	Central Data Base Unit	[***]	[***]	[***]

	KW-WIFM	IP Forward Module	[***]	[***]	[***]

	KW-WBFI	Back Insert FE Interface Unit	[***]	[***]	[***]

	KW-WMGC	Media Gateway Control unit	[***]	[***]	[***]

	KW-WBSG	Broadband Signaling Gateway	[***]	[***]	[***]

	KW-WCCU	Call Control Unit	[***]	[***]	[***]

	KW-WVDB	VLR Data Base unit	[***]	[***]	[***]

	KW-UPWR	PSM Subrack Power Module	[***]	[***]	[***]

	KW-SFRM	Service Control Shelf	[***]	[***]	[***]

IMM Module

	KW-iGWB	Bill Server	[***]	[***]	[***]

	SW-WIN2000I	Microsoft Windows 2000 Server,English,Std, 1Svr+5CAL,32bit, WinSvr2003 R2 Std OEM COA Lic, Win2000 Svr Std CD,No Doc, Without Product Services	[***]	[***]	[***]

	KW-BAM	BAM Server	[***]	[***]	[***]

	KVM	KVM 4 in 1,1U,15” TFT LCD,8wayKVM,3V3 Power Connector,Black,With Power Cable,Mounting Accessories,English Doc.-48VDC,Without KVM Cable,Black	[***]	[***]	[***]

	LS-3026C-DC48	S3026C Ethernet Switch with 24 10/100BASE-TX ports and 2 module slots (DC 48V)	[***]	[***]	[***]

	KW-EWS	Emergency Workstation	[***]	[***]	[***]

	SOHO-S1016-EX	16-port FE unmanaged switch (AC) (EX)	[***]	[***]	[***]

	KW-XPTU	XPTU Server	[***]	[***]	[***]

Confidential Information of Huawei. No Spreading without Permission	Page 2 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Toy Cell System Configuration
A66 PROJECT For LEAP (USA)
MSCe (Test Bed)
PRICE LIST OF MSCe (Test Bed) EQUIPMENT

Quantity
No.	Item	Description	Existing	Add	Total
	LS-3528G-DC48	S3528G Ethernet Switch with 24 10/100BASE-TX ports and 4 1000BASE-X GBIC ports (GBIC Req.) (DC 48V)	[***]	[***]	[***]

Auxiliary Equipment

	KW-DOC-CSX	Package of Documents-HUAWEI CSOFTX3000 Mobile SoftSwitch Center	[***]	[***]	[***]

Installation Materials

	IM-KW-CB	Cabinet Installation Component	[***]	[***]	[***]

1.1.2	Software

1)	Basic Software

	SWP-CSX-VMSC	MSCeH Basic Software (Per 1k Subs)	[***]	[***]	[***]

2)	Optional Software

Optional Software only for VMSC

Short Message & Voice Mailbox

	SWP-CMSCF-OSMS	Short Message Service (SMS) (Per 1k Service Subscriber)	[***]	[***]	[***]

	SWP-CMSCF-VMS	Voice Mailbox Service (Per 1k Service Subscriber)	[***]	[***]	[***]

MultiParty Service

	SWP-CMSCF-CW	Call Waiting (CW) (Per 1k Service Subscriber)	[***]	[***]	[***]

	SWP-CMSCF-3WC	Three-Way Calling (3WC) (Per 1k Service Subscriber)	[***]	[***]	[***]

	SWP-CMSCF-CC	Conference Calling (CC) (Per 1k Service Subscriber)	[***]	[***]	[***]

Intelligent Network Service

	SWP-CMSCF-ICS	Incoming Call Screen(ICS)(Per 1k Service Subscriber)	[***]	[***]	[***]

Data Service

	SWP-CMSCF-DATA	Packet Data Serving Node (PDSN) (Per 1k Service Subscriber)	[***]	[***]	[***]

Protocol Interface Functions

	SWP-CMSCF-SIPT	SIP/SIP-T Protocol Interface ( Per 1k Service Subscriber)	[***]	[***]	[***]

Interception Service

Confidential Information of Huawei. No Spreading without Permission	Page 3 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Toy Cell System Configuration
A66 PROJECT For LEAP (USA)
MSCe (Test Bed)
PRICE LIST OF MSCe (Test Bed) EQUIPMENT

Quantity
No.	Item	Description	Existing	Add	Total
	SWP-CMSCF-LI	Lawful Interception(Per Service Subscriber)	[***]	[***]	[***]

MSC Doctor

	SWP-CMSCF-MTC	Markov Test Call (Per MSC)	[***]	[***]	[***]

	SWP-CMSCF-LTC	Loopback Test Call (Per MSC)	[***]	[***]	[***]

Operation and Maintenance

	SWP-CMSCF-TRACE	Trace (Per 1k Service Subscriber)	[***]	[***]	[***]

	SWP-CMSCF-RMA	Remote Maintenance Agent(Per MSC)	[***]	[***]	[***]

Other Functions

	SWP-CMSCF-OTASP	OTA Service Provisioning (OTASP)(Per 1k Service Subscriber)	[***]	[***]	[***]

	SWP-CMSCF-OTAPA	OTA Parameter Administration (OTAPA)(Per 1k Service Subscriber)	[***]	[***]	[***]

	SWP-CMSCF-NP	Wireless Number Portability(Per 1k Service Subscriber)	[***]	[***]	[***]

	SWP-CMSCF-E911	E911 Emergency Call(Per 1k Service Subscriber)	[***]	[***]	[***]

	SWP-CMSCF-ATCD	Automatic Timed Call Disconnect(Per 1k Service Subscriber)	[***]	[***]	[***]

	SWP-CMSCF-TrFO/RTO	TrFO/RTO (Per 1k Service Subscriber)	[***]	[***]	[***]

Confidential Information of Huawei. No Spreading without Permission	Page 4 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Toy Cell System Configuration
A66 PROJECT For LEAP (USA)
MGW (Test Bed)
PRICE LIST OF MGW (Test Bed) EQUIPMENT

Quantity
No.	Item	Description	Existing	Add	Total
1.2	MGW (Test Bed) (1K subs)		Version :UMG8900V200R006
1.2.1	Basic Equipment
Cabinet
	KW-MGWCAB	Universal Media Gateway NGN Assembly Cabinet	[***]	[***]	[***]

Media Module
	KW-MMPU	Media gateway Main Processing Unit	[***]	[***]	[***]
	KW-MNET	Media gateway Packet Switch Unit	[***]	[***]	[***]
	KW-MTNB	Media gateway TDM switching Net Unit B	[***]	[***]	[***]
	KW-MFLU	Media gateway Front Link Unit(b)	[***]	[***]	[***]
	KW-MBLU	Media gateway Back Link Unit(b)	[***]	[***]	[***]
	KW-MSPF	Media Gateway Front Signalling Processing Unit(b)	[***]	[***]	[***]
	UG-MHRU	Media Gateway High-speed Routing Unit(b)	[***]	[***]	[***]
	UG-MVPD2	Media Gateway Voice Processing Unit D(1K TC,64ms EC)	[***]	[***]	[***]
	KW-MCMF	Media Gateway Front Connection Maintenance Unit	[***]	[***]	[***]
	KW-ME8T	Media Gateway 8-port 10/100M Ethernet Interface Board	[***]	[***]	[***]
	KW-MT32	Media Gateway 32T1 Port TDM Interface Board	[***]	[***]	[***]
	KW-MCLK	Media Gateway Clock Unit	[***]	[***]	[***]
	KW-MOMB	Media Gateway Operation & Maintenance Unit B	[***]	[***]	[***]
	KW-MMPB	Media Gateway Main Processing Unit B	[***]	[***]	[***]
	KW-MNLU	Media Gateway Link Unit	[***]	[***]	[***]
	KW-MTNC2	Media Gateway TDM switchinig Net Unit C2(With 1 TDM Cascade Port)	[***]	[***]	[***]
	KW-MS1L	Media Gateway 1*155M SDH/SONET optical interface card	[***]	[***]	[***]
	KW-MFRM	Universal Media Gateway ssm-256 Backplane Subrack	[***]	[***]	[***]
	UG-K1-MMBS	Universal Media Gateway ssm-32 Backplane Subrack	[***]	[***]	[***]

Confidential Information of Huawei. No Spreading without Permission	Page 5 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Toy Cell System Configuration
A66 PROJECT For LEAP (USA)
MGW (Test Bed)
PRICE LIST OF MGW (Test Bed) EQUIPMENT

Quantity
No.	Item	Description	Existing	Add	Total
Pinch Board
	KW-SHPU	Signaling High level link Processing Unit	[***]	[***]	[***]

Optical Module/electrical Module
	SFP-1310nm-100Base-Lx	Optical Transceiver,SFP,1310nm,STM1,-8dBm,-15dBm,-28dBm,LC,15km	[***]	[***]	[***]
	SFP-850nm-1000Base-Sx	Transceiver,SFP,850nm,1.25Gb/s,0dBm,-9.5dBm,-17dBm,LC,0.55km	[***]	[***]	[***]

Auxiliary Equipment
	KW-DOC-UMG	Package of Documents-HUAWEI UMG8900 Universal Media Gateway	[***]	[***]	[***]

Installation Materials
	CB-HD100-16E1-120	Trunk Cable,20.00m,120ohm,16E1,0.4mm,D100M,120CC32P0.4P430U(S)	[***]	[***]	[***]
	SS-OP-LC-SC-S-20	Patch Cord,LC/PC-SC/PC,Single,mode,20m	[***]	[***]	[***]
	IM-INS-MGW	Media Gateway Installation Suite	[***]	[***]	[***]

1.2.2	Software
Basic Software
	SWP-MGW-VMSC	VMSC Basic Software per k subs	[***]	[***]	[***]

Optional Software
	SWP-UMGV-TrFO	TrFO Function per k subs	[***]	[***]	[***]
	SWP-UMGVG-64SG	64K MTP2/MTP3-M2UA/M3UA Signaling Gateway per Link	[***]	[***]	[***]
	SWP-UMGV-STLI	Lawful Interception per subs	[***]	[***]	[***]
	SWP-UMGVG-TRACE	Trace Management(per MGW)	[***]	[***]	[***]

Confidential Information of Huawei. No Spreading without Permission	Page 6 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Toy Cell System Configuration
A66 PROJECT For LEAP (USA)
[***]
EQUIPMENT LIST OF BSC

Quantity
No.	Item	Description	Existing	Add	Total
2.1	[***]		Version :UMG8900V200R006
2.1.1	Basic Equipment
Cabinet
	QC-BC	BSC Cabinet	[***]	[***]	[***]

Hardware
	QC-CPFU	IP over FE Interface Unit	[***]	[***]	[***]
	QC-CPEU	IP over OC3 Interface Unit	[***]	[***]	[***]
	QC-CDPU	Data Process Unit	[***]	[***]	[***]
	QC-CXPU	Extend Processing Unit	[***]	[***]	[***]
	QC-CPIU	Packet Interface Unit	[***]	[***]	[***]
	QC-CSCU	GE Switching Control Unit	[***]	[***]	[***]
	QC-CGCU	General ClocK Unit	[***]	[***]	[***]
	QC-CBSR	Service Processing Rack	[***]	[***]	[***]
	QC-CBCR	Control Processing Rack	[***]	[***]	[***]
	QC-CMPS	Main Processing Subrack	[***]	[***]	[***]
	QC-CSPS	Slave Processing Subrack	[***]	[***]	[***]

CIMS Modules
	QC-BAM	BAM	[***]	[***]	[***]
	SW-WIN2000I	Windows2000 Server	[***]	[***]	[***]
	SW-SQL	SQL Server 2000	[***]	[***]	[***]
	KVM	KVM-3in1	[***]	[***]	[***]
	QC-TCCTS	Emergency Workstation	[***]	[***]	[***]
	LS-3026C-DC48	Ethernet Switch Host(48V)	[***]	[***]	[***]
	LS-GS1UA	1-port 1000BASE-LX Single Mode Optical Interface Module (1310nm, 10km, SC)	[***]	[***]	[***]

	Auxiliary Equipment	Installation Materials Package	[***]	[***]	[***]

2.1.2	Software
Basic Software
	SW-CBSC-SYS	BSS Software Per Service CH(0 — 2000CH)	[***]	[***]	[***]
	SW-CBSC-SYS	BSS Software Per Service CH(2001 — 4000CH)	[***]	[***]	[***]
	SW-CBSC-SYS	BSS Software Per Service CH(4001 — 6000CH)	[***]	[***]	[***]

Confidential Information of Huawei. No Spreading without Permission	Page 7 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Toy Cell System Configuration
A66 PROJECT For LEAP (USA)
[***]
EQUIPMENT LIST OF BSC

Quantity
No.	Item	Description	Existing	Add	Total
	SW-CBSC-SYS	BSS Software Per Service CH(>6001CH)	[***]	[***]	[***]

Confidential Information of Huawei. No Spreading without Permission	Page 8 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Toy Cell System Configuration
A66 PROJECT For LEAP (USA)
BTS3606AE
LIST OF BTS3606AE

Quantity
No.	Item	Description	Existing	Add	Total
	BTS3606AE (S222 with 4AWS CSM5000, 1AWS CSM6800)		Version: BTS3606AEV300R001
3.1.1	Hardware
Main Equipment
	QC-B-HBBC	Outdoor Heat Exchanger Baseband Cabinet,110V (Dual Live Wires)	[***]	[***]	[***]
	QC-B-RFC	Outdoor RF Cabinet	[***]	[***]	[***]
	QC-CRDM	Resource Distribution Board	[***]	[***]	[***]
	QC-BCKM0	Main Clock Board (With GPS Card)	[***]	[***]	[***]
	QC-BCIM	Controlling Interface Module (IP 8E1/T1)	[***]	[***]	[***]
	QC-CCPMD	Compact BTS Channel Processing Module(128 Channel)	[***]	[***]	[***]
	QC-CECM5	EV-DO processing Board (192 Channel)	[***]	[***]	[***]
	QC-CESP	E1 Surge Protection Module	[***]	[***]	[***]
	QC-OMTR	Outdoor-BTS Multi-carrier Transceiver Module (AWS)	[***]	[***]	[***]
	QC-OMPA	Outdoor-BTS Multi-carrier Power Amplifier Module (AWS)	[***]	[***]	[***]
	QC-ODFU	Outdoor-BTS Duplexer and Filter Unit (AWS)	[***]	[***]	[***]
	QC-OFAN	ODU Fan Box	[***]	[***]	[***]
	QC-PSU	AC/DC Power Module,-33degC-65degC,90V-300V,27V/50A	[***]	[***]	[***]
	GM-PMU	Power System Monitor Module	[***]	[***]	[***]
	GM-BAT-24V-150AH	Rechargeable battery,VRLA battery,24V,150Ah,battery group,single cell 560*126*325mm(max.)	[***]	[***]	[***]

Equipment Installation Materials
	IM-CM-CBTSCB	CBTS Installation Set	[***]	[***]	[***]
	GM-BTS-BF	Double Cuts Grounding Plate	[***]	[***]	[***]
	CAB-SPF-4m	SFP High Speed Transmission Cable-4m	[***]	[***]	[***]
	QC-SFPB	Optical Transceiver(ESFP,1310nm,1.25G,C,10km)	[***]	[***]	[***]
	SWYVP-100-4*2*0.5	Trunk Cable,15m-100ohm-4T1	[***]	[***]	[***]
	SS-OP-D-LC-S-30	Patch Cord,LC/PC,LC/PC,Single Mode,2mm,30m	[***]	[***]	[***]
	GM-JMP-22	Antenna Jumper,2.2m	[***]	[***]	[***]

3.1.2	Software
	SW-CBTS-1XCH	CBTS Software per 1X Channel	[***]	[***]	[***]
	SW-CBTS-DOCH	CBTS Software per DO Channel	[***]	[***]	[***]
	SW-CBTS-HPA40	CBTS Supporting HPA-40W per HPA	[***]	[***]	[***]
	SW-CBTS-MULTI	CBTS Supporting Multi TRM Software per TRX	[***]	[***]	[***]

Confidential Information of Huawei. No Spreading without Permission	Page 9 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Toy Cell System Configuration
A66 PROJECT For LEAP (USA)
BTS3606AE
LIST OF BTS3606AE

Quantity
No.	Item	Description	Existing	Add	Total
	SW-CBTS-DORA	CBTS Software per EV-DO-RA TRX	[***]	[***]	[***]

Confidential Information of Huawei. No Spreading without Permission	Page 10 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Toy Cell System Configuration
A66 PROJECT For LEAP (USA)
ODU3601CE
LIST OF ODU3601C

Quantity
No.	Item	Description	Existing	Add	Total
3.2	ODU3601CE (60W,110V,Type 1)		Version: ODU3601CV100R002
3.2.1	Hardware
Main Equipment
	QC-B-ABR	BTS3601C Micro-bts Cabinet	[***]	[***]	[***]
	QC-OMTR	Outdoor-BTS Multi-carrier Transceiver Module (AWS)	[***]	[***]	[***]
	QC-OMPA	Outdoor-BTS Multi-carrier Power Amplifier Module (AWS)	[***]	[***]	[***]
	QC-ODFU	Outdoor-BTS Duplexer and Filter Unit (AWS)	[***]	[***]	[***]
	QC-MDPM		[***]	[***]	[***]
	QC-OFAN	BTS3606AE,QCSE1OFAN,ODU Fan Box	[***]	[***]	[***]
	QC-SFPB	Optical Transceiver(ESFP,1310nm,1.25G,C,10km)	[***]	[***]	[***]

Auxiliary Equipment
	SPD40R	Single Phase 60KA Lightning Protection Box	[***]	[***]	[***]

APM 200
		APM200-4840SE-0,Outdoor Integrated DC Backup Power System,48V40A,South,No Battery,with Chinese National Standard AC Socket	[***]	[***]	[***]
		Rechargeable battery,VRLA battery(front access),48V,100Ah,battery group,single cell 520*110*264mm(max.)	[***]	[***]	[***]

Confidential Information of Huawei. No Spreading without Permission	Page 11 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Toy Cell System Configuration
C9 PROJECT For LEAP (USA)
Quote Number: 000855632007040202
Antenna & Feeder
PRICE LIST OF ANTENNA & FEEDER

Quantity
No.	Item	Description	Existing	Add	Total
4.1	Antenna & Feeder
4.1.1	Satellite Antenna and Feeders
	ANT-GPS-CBSC	GPS Antenna and Feeders - CBSC	[***]	[***]	[***]
	ANT-GPS-BTS	GPS Antenna and Feeders - CBTS	[***]	[***]	[***]

Confidential Information of Huawei. No Spreading without Permission	Page 12 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Exsisting Toy Cell EVDO-Rev A UPGRADE FOR IOT
A66 PROJECT For LEAP (USA)
UPGRADE OF EVDO-RevA IOT AT EXISTING LAB

Quantity
No.	Item	Description	Existing	Add	Total
5.1	BTS3606A UPGRADE OF EVDO-RevA IOT
5.1.1	Hardware
Main Equipment
	QC-BCIM	Controlling Interface Module (8E1/T1)	[***]	[***]	[***]
	CECM	EV-DO processing Board(1 CPU,1 CSM6800)	[***]	[***]	[***]
	QC-CBPE	Abis Interface Packet Equipment over E1/T1	[***]	[***]	[***]

Confidential Information of Huawei. No Spreading without Permission	Page 13 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Existing Test Lab Equipment List
MSCe
EQUIPMENT LIST OF MSCe

QTY
No.	Item	Description	Total
1	MSCe (1K subs )
1.1	MSCe Hardware
	KW-ISCAB	Integrated Service Cabinet	[***]

Service Control Module
	KW-WSMU	System Management Unit	[***]
	KW-WSIU	System Interface Unit	[***]
	KW-WHSC	Hot-Swap and Control Unit	[***]
	KW-WALU	Alarm Unit	[***]
	KW-WCDB	Central Data Base Unit	[***]
	KW-WIFM	IP Forward Module	[***]
	KW-WBFI	Back insert FE Interface Unit	[***]
	KW-WMGC	Media Gateway Control Unit	[***]
	KW-WBSG	Broadband Signaling Gateway	[***]
	KW-WCCU	WirelessCalling Control Unit	[***]
	KW-WVDB	VLR Data Base Unit	[***]
	KW-UPWR	Universal Power	[***]
	KW-SFRM	Service Control Shelf	[***]

IMM Module
	KW-iGWB	iGWB Server	[***]
	KW-EXP400	Disk Array EXP400	[***]
	KW-DISK	Hard Disk 73.4G	[***]
	SW-WIN2000I	Windows2000 Server(for iGWB)	[***]
	KW-BAM	BAM Server (Windows2000 Server&SQL Server)	[***]
	KVM	KVM I/O Control Desk	[***]
	Lanswitch S3026c	Quidway S3026c-48V Oversea	[***]
	KW-EWS	Emergency Workstation (Windows2000 Server&SQL Server)	[***]
	Lanswitch 16*RJ45	LANSWITCH-16*RJ45-100Mbps-110~240VAC English Documents	[***]
	MO-CLT	MO Clean Set-FUJITSU 3.5”	[***]
	KW-XPTU	EXchange Protocol Transfer Unit(for Lawful interception system)	[***]
	SW-WIN2000X	Windows2000 Server(for XPTU)	[***]

Security Level:Confidential	Confidential Information of Huawei. No Spreading without Permission	Page 14 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Existing Test Lab Equipment List
MSCe
EQUIPMENT LIST OF MSCe

QTY
No.	Item	Description	Total
Auxiliary Equipment
	KW-DOC-MSX	Technical Documents For CSOFTX3000 (Including CD-ROM)	[***]

Installation Materials
	IM-CB-GM	MSC Installation Suite	[***]

MSCe Hardware

1.2	MSCe Software
1)	Basic Software
	SWP-CSX-2GVMSC	MSX Basic Software-2G (Per 1k Subs)	[***]

2)	Optional Software
	SWP-CMSCF-VMS	Voice Mailbox Service (Per 1k Service Subscriber)	[***]
	SWP-CMSCF-CW	Call Waiting (CW) (Per 1k Service Subscriber)	[***]
	SWP-CMSCF-CT	Call Transfer (CT) (Per 1k Service Subscriber)	[***]
	SWP-CMSCF-3WC	Three-Way Calling (3WC) (Per 1k Service Subscriber)	[***]
	SWP-CMSCF-CC	Conference Calling (CC) (Per 1k Service Subscriber)	[***]
	SWP-CMSCF-PPC	Pre-Paid Charging (PPC) (Per 1k Service Subscriber)	[***]
	SWP-CMSCF-DATA	Packet Data Serving Node (PDSN) (Per 1k Service Subscriber)	[***]
	SWP-CMSCF-LI	Lawful Interception(Per 1k User)	[***]
	SWP-CMSCF-OTAF	Over The Air Function (OTAF) (Per 1k Service Subscriber)	[***]
	SWP-CMSCF-E911	E911 Emergency call(Per 1k Service Subscriber)	[***]

MSCe Software

MSCe (1K subs )

Security Level:Confidential	Confidential Information of Huawei. No Spreading without Permission	Page 15 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Existing Test Lab Equipment List
MGW
EQUIPMENT LIST OF MGW

QTY
No.	Item	Description	Total
2	MGW (1K subs)
2.1	MGW Hardware
	KW-MGWCAB	UMG Cabinet	[***]

Media Module
	KW-MNET	Packet Switch NET	[***]
	KW-MOMU	Operation & Maintaince Unit	[***]
	KW-MTNU	TDM central switching Net Unit	[***]
	KW-MCLK	Clock Board	[***]
	KW-MPPB	Protocol Processing Unit	[***]
	KW-MT32	32T1 port TDM interface board	[***]
	KW-MCMF	Front Connection Maintenance Unit	[***]
	KW-MSPF	Front Signalling Processing Board	[***]
	KW-MECU	Echo Canceller Unit	[***]
	KW-MTCB4	TransCode Unit B(TDM Tone)	[***]
	KW-MTCB5	TransCode Unit B(2048 MPTY CH )	[***]
	KW-MRPU	RTP Processing Unit	[***]
	KW-ME8T	8 port FE interface Board	[***]
	KW-MFRM	Media Gateway Shelf	[***]

Pinch Board
	SHPU	Signaling High level link Processing Unitt	[***]

Auxiliary Equipment
	KW-DOC-UMG	Technical Documents For UMG(Including CD-ROM)	[***]

Installation Materials
	CB-HD100-16E1-120	120ohm/20m 16E1 Cable	[***]
	IM-INS-MGW	MGW Installation Suite	[***]
IWF Installation materials
MGW Hardware

2.2	MGW Software
Basic Software
	SWP-MGW-2GVMSC	VMSC Basic Software-2G per k subs	[***]

Security Level:Confidential	Confidential Information of Huawei No Spreading without Permission	Page 16 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Existing Test Lab Equipment List
MGW
EQUIPMENT LIST OF MGW

QTY
No.	Item	Description	Total
Basic Software

Optional Software
	SWP-MGW-64EC	64ms Echo Canceller Per 1K Service Subscriber	[***]
	SWP-MGW-CSDLI	CSD Lawful Interception Per Subscriber	[***]
Optional Software

MGW Software

MGW (1K subs)

Security Level:Confidential	Confidential Information of Huawei No Spreading without Permission	Page 17 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Existing Test Lab Equipment List
CBSC (Mini)
LIST OF CBSC MAIN EQUIPMENT

QTY
No.	Item	Description	Total
2.1	CBSC6600 ( CBTS: 4 TRX: 24 ;1X Channel: 384 )
2.1.1	CBSC Hardware and OS Software
	QC-BCCTR	CCTR Cabinet	[***]
	QC-BCBUR	CBUR Cabinet	[***]

CRPS
	QC-CBIE0	ATM Reverse Multiplex Interface Board — QC11CBIE0	[***]
	QC-CRMU	Resource Management Board	[***]
	QC-CMUX	Multiplex Board	[***]
	QC-CPPU	Packet Processing Board	[***]
	QC-CBPU	Buffer Board	[***]
	QC-CHAC	Highspeed Access Board	[***]
	QC-CPCU	PCF Control Board	[***]
	QC-KCRPS	Shelf Component Set- CRPS Module	[***]

CIMS
	QC-BAM	BAM	[***]
	SW-WIN2000	Windows 2000 Server English -5Users	[***]
	SW-SQL	SQL Server 2000-5 Users	[***]
	KVM-3in1	KVM-3in1	[***]
	QC-TCCTS	Emergency Workstation	[***]
	HUB	Switch Hub	[***]
	LS-GSIU	1000Base-LX Long Wavelength SMF Module (SC 10km)	[***]

CIPS(1X&DO)
	QC-CBIE0	ATM Reverse Multiplex Interface Board — QC11CBIE0	[***]
	QC-CFMR	Radio Frame Processing Board	[***]
	QC-CEVD	Voice Processing Board (Without Echo Canceller)	[***]
	QC-CMUX	Multiplex Board	[***]
	QC-CLAP	Signaling Processing Board (Narrowband)	[***]
	QC-CSPU	Service Processing Board	[***]
	QC-CAIE0	E1/T1 Interface Board — QC11CAIE0	[***]
	QC-KCIPS	Shelf Component Set- CIPS Module	[***]

HUAWEI CONFIDENTIAL	Page 18 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Existing Test Lab Equipment List
CBSC (Mini)
LIST OF CBSC MAIN EQUIPMENT

QTY
No.	Item	Description	Total
CLKM
	QC-GCKM	Board Set-BSC6600-QC11GCKM0-CBSC GPS/GLONASS&Clock Processing Board Set/With M12+ Card	[***]

Auxiliary Equipment
	GM-ALMZ	General Alarm Box	[***]
	DOC-GM-CBSC	Technical Documents For CBSC (Including CD-ROM)	[***]

Installation Materials
	CAB-T1-100-20m	20m T1 Cable- 100ohm-8T1	[***]
	CAB-OPTICAL-2m	Optical Cable Between HAC And Lanswitch-2m	[***]
	GM-GLD	Wall-Type Closed Window for GPS Feeding Cable	[***]
	Subtotal Price	CBSC Hardware and OS Software

2.1.2	CBSC Software
1)	CBSC Basic Software
	SW-CBSC-SYS	BSS Software Per CH (0—2000CH)	[***]
	SW-CBSC-DO	CBSC EV-DO Software Per Throughput(Mbps)	[***]

2)	BSS Optional Software
	SWP-CBSCF-SM	Point to Point Short Messages Per Service CH	[***]
	SWP-CBSCF-PDS	Packet Data Service (RC3/RC4) Per Service CH	[***]
	SWP-CBSCF-HO1X/DO	Handoff between CDMA2000 1xEV-DO and CDMA2000 1x Per DO Service CH	[***]
	Subtotal Price	CBSC Software

	Subtotal Price	CBSC6600 ( CBTS: 4 TRX: 24 ;1X Channel: 384 )

HUAWEI CONFIDENTIAL	Page 19 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Existing Test Lab Equipment List
CBTS
LIST OF CBTS EQUIPMENT & ACCESSORIES

QTY
No.	Item	Description	Total
2.2.a	BTS3606A (S222 with 4 PCS CSM5000 0 ODU(s) 25W 3 EV-DO TRX )
1)	Main Equipment
	QC-QB6BHXC	BTS3606A Cabinet(Heat-Exchanger Cabinet- 240V; without Heater and Lamp and External battery)	[***]
	QC-BCKM2	Main Clock Board (with GPS Card)	[***]
	QC-52BCIM	Control Interface Board — QC52BCIM	[***]
	QC-CCPM4	128-Channel Processing Board	[***]
	QC-CECM1	EV-DO 24-Channel Processing Board	[***]
	QC-CTRM	Compact-BTS Transceiver Module	[***]
	QC-CHPA	Compact-BTS High Power Amplifier	[***]
	QC-BRFM	RF Fan Module	[***]
	QC-CDDU	Compact-BTS Dual Duplexer Unit	[***]
	QC-PSU	Power Supply Unit	[***]
	QC-PSU	Power Supply Unit (AC/ DC)	[***]
	HRS-PSM	Power Supply Monitoring Unit	[***]
Main Equipment

CBTS Equipment Installation Materials
	IM-CM-CBTSCB	CBTS Installation Set	[***]
	GM-HAW-GND	Grounding Hardware Combination	[***]
	SFYZP-75-2*8	75ohm Trunk Cable-20m-4E1-DB25	[***]
	SWYVP-120-4*2*0.5	120ohm Trunk Cable-20m-4E1-DB25	[***]
	SWYVP-100-4*2*0.5	100ohm Trunk Cable-20m-4T1-DB25	[***]
	LC/PC-FC/PC	OFC Connector-2mm-50m	[***]
	GM-JMP-1	Jumper (m)	[***]
	GM-JMP-CON-DIN	Jumper Connector-DIN	[***]
CBTS Equipment Installation Materials
CBTS Hardware

2)	Software
	SW-CBTS-BASIC	CBTS Software per 128-Channel Processing Board	[***]
	SW-CBTS-BASIC	CBTS Software per 96-Channel Processing Board	[***]

HUAWEI CONFIDENTIAL	Page 20 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Existing Test Lab Equipment List
CBTS
LIST OF CBTS EQUIPMENT & ACCESSORIES

QTY
No.	Item	Description	Total
	SW-CBTS-BASIC	CBTS Software per 64-Channel Processing Board	[***]
	SW-CBTS-BASIC	CBTS Software per 32-Channel Processing Board	[***]
	SW-CBTS-EVDO	CBTS Software per EV-DO TRX	[***]
CBTS Software

BTS3606A (S222 with 4 PCS CSM5000 0 ODU(s) 25W 3 EV-DO TRX )

3)	Feeder Installation Materials
	FSJ4-50B	Special Jumper (3.5m)	[***]
	GM-PRO-TAP	Waterproof Tape	[***]

HUAWEI CONFIDENTIAL	Page 21 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Existing Test Lab Equipment List
ANTENNA & FEEDER
LIST OF ANTENNA & FEEDER

QTY
No.	Item	Description	Total
2.5	Antenna and Feeder
2.5.1	Satellite Antenna and Feeders
	ANT-GPS-CBSC	GPS Antenna and Feeders — CBSC	[***]
	ANT-GPS-CBTS	GPS Antenna and Feeders — CBTS	[***]
	Subtotal Price	Satellite Antenna and Feeders

2.5.2	BTS Antenna (1900M)
	27010157	Kathrein 739496 (1710~1990MHZ, 65deg -18dBi -Vertical polarization)	[***]
	Subtotal Price	BTS Antenna (1900M)

2.5.3	Feeders
	LDF5-50	Feeders-7/8"-m	[***]
	CON-DIN-7/8”	Feeder Connector-7/8”	[***]
	GM-FED CLP / 3 FED- 7/8”	Feeder Clamp For Triple Cable-7/8’’	[***]
	PLGT-7/8”	Lightning Protection Grounding Clip-7/8”	[***]
	GM-JMP-CON-DIN	Jumper Connector-DIN	[***]
	Subtotal Price	Feeders

2.5.4	Feeder Installation Materials
	BTS-FINSTALL	BTS3606A (S222 with 4 PCS CSM5000 0 ODU(s) 25W 3 EV-DO TRX )	[***]
	BTS-FINSTALL	BTS3606A (S222 with 0 PCS CSM5000 0 ODU(s) 25W 6 EV-DO TRX )	[***]
	Subtotal Price	Feeder Installation Materials

	Subtotal Price	Antenna and Feeder

HUAWEI CONFIDENTIAL	Page 22 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Existing Test Lab Equipment List
L3-iManager M2000
LIST OF M2000 MAIN EQUIPMENT

QTY
No.	Item	Description	Total
4	M2000 (Network Elements: 2, Remote Sites: 0 )
4.1	Hardware and OS Software
1)	Servers and OS Software
	M2000-SVR-SIMPLE	M2000 Server-Blade 150 (Single)	[***]
	M2000-SVR-Service	Blade 150 (Single) Workstation Service-SUN-USA- One Year Gold+ Service	[***]
	SW-SUN-Solaris	SUN Solaris OS	[***]
	SW-Sybase	Tools Software, Sybase Adaptive Server	[***]
	Switch HUB	Switch Hub ( +220V AC)	[***]

2)	Terminals
	M2000-OMT	Operating & Maintenance Terminal	[***]
	M2000-ALM	M2000 Alarm Center	[***]
	PRN-24PIN	Dot Matrix Printer	[***]

9)	Auxiliary Equipment
	SUN-DAT72	Tape Drive-SUN-DAT72	[***]
	MODEM-56K	Internal 56k Modem for Alarm Center and Dial Server	[***]
	SW-PC Anywhere	Symantec PC Anywhere-11.0-English Version for Win95/98/ME/NT/2000/XP	[***]
	TAPE-4mm 12G	DDS3/4mm/12G Cassettes for IBM01K1282	[***]
	DOC-GM-M2000	Technical Documents For M2000 (Including CD-ROM)	[***]

10)	Tool Boxes
	TOOL-SWITCH	Tool Boxes For NSS	[***]
	TOOL-CDMA BSS	Tool Boxes For BSS	[***]
	Subtotal Price	M2000 Hardware and OS Software

4.2	Software
M2000 Software
1)	M2000 Basic Software
	SWP-M2000-ADAPTER	CDMA Adapter Package	[***]
	SWP-M2000-BSS	BSS NMS Software Per CH	[***]
	SWP-M2000-PDSN	PDSN NMS Software Per PPP Session	[***]
	SWP-MAPX	Tools Software, MAPX Open License	[***]

HUAWEI CONFIDENTIAL	Page 23 of 24

***	Certain information on this page has been omitted and filed separately with the Commission.

Existing Test Lab Equipment List
L3-iManager M2000
LIST OF M2000 MAIN EQUIPMENT

No.	Item	Description	QTY Total

HUAWEI CONFIDENTIAL	Page 24 of 24

In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.
Exhibit K

NorthWest Market Upgrade (IP Interface)
C9 PROJECT For LEAP (USA)
Media Gateway
ITEM LIST OF MGW EQUIPMENT

Quantity
No.	Item	Description	Total
MidHuge MGW (34.021K subs)
1.2.1	Basic Equipment

Media Module
	UG-MHRU	Mobile Network High-speed Routing Unit	[***]
	UG-MVPD2	Mobile Network Voice Processing Unit D(1K TC,64ms EC)	[***]
	KW-ME8T	Mobile Network 8-port 10/100M Ethernet Interface Board	[***]
	KW-MNLU	Mobile network Link Unit	[***]

1.2.2	Software

Optional Software
	SWP-EVRC-4GVNB	EVRC-B (4GV-NB) (per CH)
	SWP-UMGV-TrFO	TrFO Function per k subs
	SWP-UMGV-RTO	Remote Transcoder Operation (RTO)(per k subs)

HUAWEI CONFIDENTIAL	Page 1 of 5

***	Certain information on this page has been omitted and filed separately with the Commission.

Exhibit K

NorthWest Market Upgrade (IP Interface)
C9 PROJECT For LEAP (USA)
Media Gateway
ITEM LIST OF MGW EQUIPMENT

Quantity
No.	Item	Description	Total
MidHuge MGW (26.863K subs)
1.1.1	Basic Equipment

Media Module
	UG-MHRU	Mobile Network High-speed Routing Unit	[***]
	UG-MVPD2	Mobile Network Voice Processing Unit D(1K TC,64ms EC)	[***]
	KW-ME8T	Mobile Network 8-port 10/100M Ethernet Interface Board	[***]
	KW-MNLU	Mobile network Link Unit	[***]

1.1.2	Software

Optional Software
	SWP-EVRC-4GVNB	EVRC-B (4GV-NB) (per CH)
	SWP-UMGV-TrFO	TrFO Function per k subs
	SWP-UMGV-TrFO	Remote Transcoder Operation (RTO)(per k subs)

HUAWEI CONFIDENTIAL	Page 2 of 5

***	Certain information on this page has been omitted and filed separately with the Commission.

Exhibit K

NorthWest Market Upgrade (IP Interface)
C9 PROJECT For LEAP (USA)
BSC6600
ITEM LIST BSC6600 MAIN EQUIPMENT

Quantity
No.	Item	Description	Total
2.1	BSC6600 ( CBTS: 55 TRX:450;Channel:6248 )
2.1.1	Hardware

CIPS Module(1X)
	QC-CAPF	A Interface Packet Equipment over FE	[***]

2.1.2	Software

Optional Software
	SWP-EVRC-4GVNB	EVRC-B (4GV-NB)
	SWP-CBSCF-TFO	Tandem Free Option Per CH

HUAWEI CONFIDENTIAL	Page 3 of 5

***	Certain information on this page has been omitted and filed separately with the Commission.

Exhibit K

NorthWest Market Upgrade (IP Interface)
C9 PROJECT For LEAP (USA)
BSC6600
ITEM LIST BSC6600 MAIN EQUIPMENT

Quantity
No.	Item	Description	Total
2.1	BSC6600 ( CBTS: 34 TRX:303;Channel:3888 )
2.1.1	Hardware

CIPS Module(1X)
	QC-CAPF	A Interface Packet Equipment over FE	[***]

2.1.2	Software

Optional Software
	SWP-EVRC-4GVNB	EVRC-B (4GV-NB)
	SWP-CBSCF-TFO	Tandem Free Option Per CH

HUAWEI CONFIDENTIAL	Page 4 of 5

***	Certain information on this page has been omitted and filed separately with the Commission.

Exhibit K

NorthWest Market Upgrade (IP Interface)
C9 PROJECT For LEAP (USA)
BSC6600
ITEM LIST BSC6600 MAIN EQUIPMENT

Quantity
No.	Item	Description	Total
2.1	BSC6600 ( CBTS: 36 TRX:288;Channel:4064 )
2.1.1	Hardware

CIPS Module(1X)
	QC-CAPF	A Interface Packet Equipment over FE	[***]

2.1.2	Software

Optional Software
	SWP-EVRC-4GVNB	EVRC-B (4GV-NB)
	SWP-CBSCF-TFO	Tandem Free Option Per CH

HUAWEI CONFIDENTIAL	Page 5 of 5

***	Certain information on this page has been omitted and filed separately with the Commission.

EXHIBIT L                    ENVIRONMENTAL REQUIRMENTS
Exhibit L
ENVIRONMENTAL
REQUIREMENTS
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EXHIBIT L                    ENVIRONMENTAL REQUIRMENTS

1	Introduction	2
2	Environmental requirements for switch room	2
2.1	Temperature and humidity requirements	2
2.2	Cleanness Requirements	2
2.3	Noise	3
2.4	Atmospheric Pressure	3
2.5	Civil work in equipment room	3
2.6	Safety requirements	5
2.7	Grounding requirements	5
2.8	Anti-Shock Measures	7
3	Environmental requirements for outdoor CBTS3606AE	7
3.1	Requirements for the climate	7
3.2	Installation Request	8
3.3	Power Supply System of DC Cabinet	9
3.4	Power Supply System of AC Cabinet	11
4	Environment Requirement For Isite BTS/ ODU3601CE	12
4.1	Operation Environment Requirements	12
4.2	Installation Requirement	15
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EXHIBIT L                    ENVIRONMENTAL REQUIRMENTS
In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.
1	Introduction

Environmental requirements involve the equipment room, grounding system, power supply system, lighting, noise, temperature adjustment system, water supply system, etc. These should be preceded in accordance with the results of the engineering designing and drawing evaluated by both parties.

2	Environmental requirements for switch room

2.1	Temperature and humidity requirements

Air-conditioning equipment shall be installed in equipment room to adjust the indoor temperature and humidity so as to ensure the effective operation of all equipment. The requirements of temperature and humidity are shown as follows.

Working
	Condition	NSS,IN,SMC, OMC, BSC	Storage & Transportation
Long Term	Temperature	59°F ~ 86°F	-40°F ~ 158°F
	Humidity	40%~65%	5% ~ 100%
Short Term	Temperature	32°F ~ 113°F	-40°F ~ 158°F
	Humidity	20%~90%	5% ~ 100%
2.2	Cleanness Requirements

2.2.1	Dust Quantity and Particle Diameters

The dusts inside CDMA2000 room may lead to electrostatic adherence causing poor contact between metal plug-in units. This will reduce the life span of the equipment, and even cause fatal faults or failures. Therefore, the indoor dust content of the CDMA2000 room is required as follows:

Maximum Diameter(µm)	0.5		1		3		5
Maximum Density (number of particles/per M3)	14X10	[5]	7X10	[5]	24X10	[4]	13X10	[4]
The dust particle is non-conducting, non-magnetic and non-corrosive.
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EXHIBIT L                    ENVIRONMENTAL REQUIRMENTS
2.2.2	Harmful Gases

There are strict requirements for salinity, acid and sulfide content inside equipment room as well as dust content and particle diameter. The equipment room should also be protected from the intrusion of harmful gases such as SO2, H2S, NH3, NO2, etc., as these may cause corrosion of metals and thus accelerate the aging of certain parts. The relevant restrictions are specified as follows:

Item	Average (mg / m3)	Maximum(mg / m3)
SO2	0.2	1.5
H2S	0.006	0.03
NO2	0.04	0.15
NH3	0.05	0.15
CL2	0.01	0.3
In addition, smoking is not allowed in the equipment room.

2.3	Noise

Noise in door <= 70dB.

2.4	Atmospheric Pressure

Atmospheric pressure from 1.08×10[5] to 5.1×10[4]pa (-20 inches to +20 inches) is allowed.

2.5	Civil work in equipment room

2.5.1	Area

The size of the equipment room shall be determined by the final capacity of the switching equipment.

The location of the equipment in the equipment room shall take into account of the requirements on the maintenance passage.

The minimum distance between the front of the racks and the wall should be 60~80 inches.

The minimum distance between the rear of the racks and the wall should be 32~40 inches.

The minimum width of the main aisles on the left and the right sides of the rack should be 48~60 inches, and that of the secondary aisle should be 24~32 inches.

The front of the rack is preferred to be opposite to the control room (where the installation and maintenance terminal is positioned).
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EXHIBIT L                    ENVIRONMENTAL REQUIRMENTS
2.5.2	Height

The height from the beam to the floor should not be less than 120 inches and the indoors clear height is preferably over 112 inches.

2.5.3	Floor

Floor load (NSS, OMC, BSC, PDSN): > 100 lb./sq. ft.

The floor shall be even and smooth.

Equipment room floor materials must be static-proof. Only approved static-proof semi-conductive floor leather or water-washed stones shall be used. NSS/BSS equipment shall better use the static-proof movable floor boards, with supports 12 inches in thickness. The base station can be directly installed on the water-washed stone floor.

In the power room and battery room, the minimum floor loading requirement is 176 lb./ sq. ft.

2.5.4	Doors and Windows

The exterior windows should be airtight and dust-proof.

The door should be designed to facilitate equipment moving in and out. Double-leaf door is recommended. If single-leaf door is used, its width should be no less than 48 inches. The door should also be airtight and dust-proof.

2.5.5	Ceiling and Inner Walls

The equipment room ceilings, walls, doors, windows and floors must all be flush. to reduce or eliminate intrusion of dust particles and accumulation of dusts and sand The roof should be free of leaks and all decorative materials must be either non-flammable or otherwise difficult to set on fire.

All grooves must be well protected against moisture. Their angles and sides shall be even and smooth, and the floors shall close tightly with the cover boards. Both the lighting and the power cables shall better be laid underneath.

2.5.6	Relationship between CDMA2000 room and other areas

If the capacity of the CDMA2000 switching equipment is above the average, a single equipment room is to be prepared and must be separated from the power distribution equipment, transmission equipment, and maintenance terminal.

If located on the same floor, the equipment room and the control room shall be immediately next to the system equipment room so as to save control cables and for easy terminal maintenance. It is best to install it on both sides of the system equipment with glass walls separating the control room from the system equipment room. If the system equipment room is not on the same floor with other rooms, the
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EXHIBIT L                    ENVIRONMENTAL REQUIRMENTS
line distribution room and power distribution room should be arranged on the floor under the system equipment room.
2.5.7	Color

The color of walls and ceilings shall be light and pleasing, and the paint shall be non-glossy and devoid of silicon oxides.

2.5.8	IP Bearer Requirement

Network condition	Time Delay (One-Way)	PER	Jitter
Good	≤40ms	≤0.1%	≤1ms

Normal	≤100ms	≤1%	≤20ms

Bad	≤400ms	≤5%	≤60ms
To ensure QoS, IP bearer network should at least meet the criteria that jitter should be less than 10ms and PER should be less than 1%.

2.5.9	Others

The construction of the equipment room, corridor, and other important areas must be completed according with the specifications.

The wall of the room must be dry enough.

There must be enough grounding plates and power sockets in the equipment room.

No water pipes are allowed to pass through the equipment room. If a heating system has to be installed in the area, no valve is allowed inside the equipment room in order to avoid water leakage.

2.6	Safety requirements

High-performance fire-fighting facilities shall be installed on the construction site.

Distinctive labels must be attached onto the power sockets of different voltage ratings inside the equipment room.

Hazardous materials marked as inflammable and explosive items should not be allowed inside the equipment room.

Safety cover plate shall be positioned on the reserved holes of the floor.

2.7	Grounding requirements

Grounding guarantees the safe and stable operation of power supply and the CDMA2000 system equipment requiring special attention. In general, grounding includes the working ground, protection ground, and building lightning-proof ground.
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EXHIBIT L                    ENVIRONMENTAL REQUIRMENTS
Normally, the working ground, protection ground, and building lightning-proof ground of the equipment room shall be separately prepared. But, due to limitations of the equipment room, combined grounding is also allowed.

If separate grounding is used in the NSS equipment room the grounding resistance should be less than 1Ω.

If combined grounding is used in the NSS and BSS equipment room the grounding resistance should be less than 1Ω.

2.7.1	Grounding system of the CDMA2000 equipment

On the rack of the switching equipment, two grounding bolts, GND and PGND are prepared. GND connects to the working ground of the switching equipment; inside, the various DC working power grounds are already connected to the case. PGND is the secondary protection circuit ground of the switching equipment trunk module, and can release excess electrical charges from safety units when connected to earth.

Single point grounding to earth can lead out separately from the grounding bolts (GND and PGND) on the racks to connect to the equipment working ground.

Lightning-proof measures for CDMA2000 system BTS equipment grounding:

Outer conducting of the feeder shall be grounded via the feeder-grounding joint, while the inner conducting of the feeder shall be grounded via the coaxial lightning rods.

The lightning-proof grounding bar shall be installed outside the equipment room. The conducting body of the indoor lightning rod support is also the discharging ground of the lightning rod. It is connected via the 3 inches cable to the outdoor grounding rods.

2.7.2	Grounding requirements of the AC power distribution system
1.	The AC power distribution system requires an independent AC safety ground, and the protection ground assures that the AC power will be cut off.

2.	Use of the power supply lightning-proof device can prevent interfering signals from entering into and through the AC power network, to guarantee normal operation of the AC power distribution system.

3.	The AC power supply provided to computers only requires the live and neutral wires and no protection ground lines.

4.	For switches with unstable power networks, or without AC regulators, over-voltage or under-voltage of the power network will lead to the damage of terminal equipment. So inverting terminal equipment for the power supply is recommended.

5.	Grounding solutions
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EXHIBIT L                    ENVIRONMENTAL REQUIRMENTS
Connection cables from the grounding rod to the equipment grounding bolts shall have copper cores and shall be as short as possible.

All grounding connection pieces shall have anti-corrosion protection.

Grounding bolts must be fastened mechanically.

A minimum distance of 50 foot is required between any two different grounds.
2.7.3	The AC Power System

The AC power supply to computer terminal needs only a live wire or wires and grounding wire. The protective grounding shall not be used.

The shell of the computer is required to connect with the protective grounding of the equipment. If the computer power supply adopts Inverter, then the shell of the inverter is also required to connect with the protective grounding of the equipment.

Inside the equipment room, the customer shall provide an independent AC power supply for equipment operation. In addition the customer should supply an electric generator to supply standby AC power. The installation of the AC distribution panel, the battery sets, and the generator shall meet requirements of the customer’s related specifications.

2.8	Anti-Shock Measures

The following measures should be taken for the CDMA2000 equipment to resist earthquake effects under the eighth grade.

The CDMA2000 equipment racks are made of an advanced aluminum alloy, which are light and sturdy. When the circuit boards are plugged into the rack, a locking device is engaged. Therefore, all of the equipment can be shipped with the boards plugged in to guard against any possible shock.

The racks are fixed onto the ground with bolts.

3	Environmental requirements for outdoor CBTS3606AE

3.1	Requirements for the climate

Item	Range
Temperature	Heat-exchanged cabinet: -40°C (-104°F) to 46°C (114.8°F)
Temperature change rate	☐ 3°C (37.4°F)/min
Relative humidity	5% to 100%
Altitude	☐ 4 km [2.49 miles]
Atmospheric pressure	70 kPa to 106 kPa
Solar radiation	☐ 1120 W/m2
Heat radiation	☐ 600 W/m2
Wind speed	☐ 50 m [164.04 ft.] /s
Note:
The measurement point of the temperature and humidity is 1.5 m [4.92 ft] over the floor and 0.4 m [1.31 ft] at the front of the cabinet. There should be no the protection board at the front or back of the cabinet.
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EXHIBIT L                    ENVIRONMENTAL REQUIRMENTS
3.2	Installation Request

Cement Plinth for a Single BTS3606AE Cabinet

When installing a single BTS3606AE cabinet, cast a cement plinth.

Figure 1 shows the outline and dimensions of the cement plinth.

Figure 1 Outline and dimensions of the cement plinth

The height of the cement plinth must meet the flood protection requirement in the local area. The cement plinth should be at least 100 mm [3.94 in.] higher than the ground surface. This helps protect the cabinet against water penetration in the case of heavy rain or flood and ensures that the snow does not cover the air inlet at the lowest part of the cabinet in the case of heavy snow.

After the plinth is cast, use a level bar to measure the level and planeness of the plinth. Ensure that the level error of the plinth and the planeness error of the upper plane are not more than 5 mm [0.20 in.].

Cement Plinth for a BTS3606AE Cabinet and a Battery Cabinet

When a BTS3606AE cabinet is configured with a battery cabinet, cast a cement plinth.

Figure 2 shows the outline and dimensions of the cement plinth.

Figure 2 Outline and dimensions of the cement plinth for the BTS3606AE cabinet and battery cabinet
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The requirements for the thickness, level, and planeness of the plinth are the same as those for the installation of a single BTS3606AE cabinet.

Cement Plinth for a Battery Cabinet in System Expansion

The BTS3606AE cabinet is installed. When a battery cabinet is required for system expansion, enlarge the cement plinth to the dimensions, as shown in Figure 2. The requirements for the thickness, level, and planeness of the plinth are the same as those for the installation of a single BTS3606AE cabinet.

3.3	Power Supply System of DC Cabinet
          This section describes the requirements for the power supply of DC cabinets (–48 V DC input).
3.3.1	Input Power Supply
     When –48 V power supply is used, the following requirements must be met:
     Voltage range: –40 V DC to +60 V DC
     Regulated voltage precision: If AC input voltage ranges from 85% to 110% of the nominal voltage and the load current from 5% to 100% of the nominal current, the output voltage of the rectifier stays at a value in the range of –46.0 V to –56.4 V. The regulated voltage precision is equal to or less than 1%.
     On/off overshoot magnitude: less than 5% over or below the rectified DC output voltage.
     Peak to peak noise voltage is no more than 200 mV.
     Dynamic response: The restore time is shorter than 200 ms. The overshoot value is less than 5% over or below the rectified DC output voltage.
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EXHIBIT L                    ENVIRONMENTAL REQUIRMENTS
3.3.2	Requirements for DC Power Supply
The DC power supply is –48 V DC.
The power supply system consists of the PSU, power distribution unit, lightning protection unit, and monitoring unit. The PSU needs –48 V DC input and outputs +24 V DC.
The requirements for the DC power supply system are as follows:
      The capacity of DC power supply system must be higher than the maximum dynamic load and static load.
      Place the power supply equipment close to communications equipment to make the DC feeder line short. The voltage drop of the loop between the port on battery and the port on equipment must be less than 3.2 V.
This design reduces power consumption and installation cost.
      If the exchange has a large capacity or more than two switching systems exist, provide them with independent power supply systems.
      For a large-capacity communication center, provide each floor or each equipment room with independent power supply systems.
      For common exchanges, use a centralized power supply system with a power room and battery compartment, or use a distributed power supply system.
      For small-capacity exchanges, use an integrated power supply system.
Be cautious of corrosive gas given off by batteries in the power supply room. The gas may damage circuit boards.
      It is better to use the distributed power supply with multiple power supply systems and power devices.
      The output voltage of the DC power supply systems must be within the required output range.
      To enhance the reliability of the power supply system, you can enhance the reliability of the AC power supply system, and at the same time reduce the capacity of the storage battery.
For small-capacity exchanges that are hard to improve the reliability, you may enhance the battery capacity.
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EXHIBIT L                    ENVIRONMENTAL REQUIRMENTS
3.3.3	High Frequency Switch Rectifier
The capacity of the high frequency on/off rectifier must meet the needs of communication load power and battery charging power.
If the number of active rectifiers is less than 10, use one standby rectifier. If the number is over 10, use one standby rectifier for every 10 active ones.
3.4	Power Supply System of AC Cabinet
This section describes the requirements for the power supply of AC cabinets (110 V AC/220 V AC input).
3.4.1	Input Power Supply
The AC cabinet should use mains as the AC power input. The requirements for the AC input voltage are as follows:
        Voltage range
                 Single-phase/Three-phase: 176 V AC to 300 V AC
                 Double-phase: 90 V AC to 176 V AC
        Power frequency: 47 Hz to 63 Hz
        Line voltage wave distortion rate: less than 5%
3.4.2	Requirements for AC Power Supply
The requirements for the AC power supply system are as follows:
      The electricity network used for the AC power supply system should be reliable.
      The AC power capacity should withstand the working current and faulty current. Each equipment should be equipped with an independent AC power protection device. The current of the protection switch of the up-stream equipment should be greater than that of the down-stream equipment.
      If the stability of the voltage is poor, use voltage adjusting or stabilizing device to control the voltage according to the range requirements listed below:
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Power Supply Mode	Voltage Range

Direct mains mode	The power supply voltage should not exceed the rated voltage by +5% or –10% and should not exceed the range allowed by the communication equipment.

Otherwise, the power supply voltage must be adjusted.

Indirect mains mode	The power supply voltage should not exceed the rated voltage by +10% or –15% and should not exceed the range allowed by the DC power equipment. Otherwise, the power supply voltage must be adjusted.

      To avoid interruption of communication, use the UPS power supply system or inverter.
      To protect key communication load and power load in mains exception, generator groups should be ready on site, with the capacity no smaller than the 1.5–2 times of the total capacity of the equipment using continuous AC power.
      The ranges related to the AC voltage are listed below:

Input Voltage	90% to 110% of the nominal voltage

Power Frequency	98% to 102% of the nominal power frequency

Voltage Distortion	The total harmonic wave component should be no greater than 10%.

4	Environment Requirement For Isite BTS/ ODU3601CE

4.1	Operation Environment Requirements

4.1.1	Operation Environment
This section describes the climatic, waterproof, biological, air purity, and mechanical stress requirements for equipment operation.
Climate Environment
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the climatic requirements for equipment operation listed below:
Requirements for temperature and humidity in operation environment

Temperature	Relative Humidity
–40 oC to +52 oC [–40oF to +125.6oF]	5%–100%
Note:
The values are measured 2 m above the floor and 0.4 m in front of the equipment, without protective panels in front of or behind the cabinet.

Requirements for other climatic factors in operation environment

Item	Range
Altitude	<= 4000 m
Air pressure	70 kPa–106 kPa
Temperature change rate	<= 5 oC /min
Solar radiation	<= 1,120 W/m [2]
Rain	<= 12.5 L/min ±0.625 L/min (IPX5)
Wind speed	<= 50 m/s

Biological Requirements
Ensure that the place for equipment storage is free of:
           Fungus or mildew
           Rodents such as rats
Air Purity Requirements
The air should be free from explosive, conductive, magnetic conductive or corrosive dust.
The density of physically active materials must comply with the requirements listed below
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Requirements for physically active materials in operation environment

Physically Active Material	Unit	Density
Suspending dust	mg/m3	<= 5
Falling dust	mg/m2.h	<= 20
Sands	mg/m3	<= 300
Note:
Suspending dust: diameter  <= 75 lm
Falling dust: 75 lm <= diameter <= 150 lm
Sands: 150 lm <= diameter <= 1,000 lm

The density of chemically active materials must comply with the requirements listed below:
Requirements for chemically active materials in operation environment

Chemically Active Material	Unit	Density
SO2	mg/m3	<= 0.30
H2S	mg/m3	<= 0.10
NH3	mg/m3	<= 1.00
Cl2	mg/m3	<= 0.10
HCl	mg/m3	<= 0.10
HF	mg/m3	<= 0.01
O3	mg/m3	<= 0.05
NO2	mg/m3	<= 0.5

Mechanical Stress Requirements
Requirements for mechanical stress in operation environment
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Item	Sub-item	Range
Sinusoidal vibration	Offset	<= 3.5 mm	—
	Accelerated speed	—	<= 10.0 m/s2
	Frequency range	2 Hz–9 Hz	9 Hz–200 Hz
Unsteady impact	Impact response spectrum II	<= 100 m/s2
	Static payload	0
Note:
Impact response spectrum: The maximum acceleration response curve generated by the equipment under specified impact excitation. Impact response spectrum II means that the duration of semi-sine impact response spectrum is 6 ms.
Static payload: The capability of the equipment in package to bear the pressure from the top in normal pile-up method.
4.2	Installation Requirement
     The following table lists the checklist of the installation environment applicable to iSite installed outdoor.
Checklist of the installation environment (for iSite/ODU installed outdoor)

No.	Item	Requirement
1	Site selection
•    The site shall not be full of dust and harmful gases or be subject to a high temperature, flammable materials, explosive materials, electromagnetic interference (large-sized radar station, radio transmitting station, electric substation), or instable voltage.

• The site shall not be subject to frequent heavy quakes or strong noises and far away from all kinds of pollution resources.

• During engineering planning, you shall select a site suitable for outdoor communications equipment by taking into such factors as hydrology, geology, earthquake, electric power, and transportation.

• It is advised not to install a BTS in a place close to the seaside. The distance from the seaside shall be greater than 500 m. The intake of the cabinet shall be opposite to the wind from the sea.
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No.	Item	Requirement
2	Site construction	• In the single pole installation mode, we need install three equipment with the same level. The angel between two equipment is around 120 °

3	Environment	The temperature and humidity specified requirment see above description.

4	Grounding resistance
•    The working ground and protection ground of all the communications devices inside the site shall work in the mode of joint grounding. That is to say, the working ground and protection ground shall share the same ground counterpoise. All the communications equipment and corresponding auxiliary equipment (mobile BTSs, transmission devices and power supply units) in the same communications site shall be well grounded and connected to the same grounding bus bar.

• The grounding resistance shall be smaller than 5 Ω. For the regions where the thunderstorm days are smaller than 20, the resistance can be smaller than 10 Ω.

• The upper end of the grounding conductor shall be at least 0.7 m above the ground. In the frigid climate, the grounding conductor shall be buried under the frozen soil.

5	Grounding inlead	The grounding inlead shall be no more than 30 m long. You shall select the galvanized steel flat with the cross sectional area of either 40 mm × 4 mm or 50 mm × 5 mm.
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No.	Item	Requirement
6	AC voltage
•    The AC voltage of the equipment room is kept between 90 V AC and 135 V AC (the rated frequency should be between 47 Hz and 63 Hz). The AC power distribution switches and the AC power cables are installed in position.

• When the stability of the voltage does not meet the requirements, you shall take necessary measures either by using a voltage regulator or voltage stabilizer.

•    If the power protection device is installed before the power interface box, the specifications of its through current shall be greater than or equal to those of the MCB inside the power interface box.

• You shall not install the creepage protection device to the power protection device installed before the power interface box.

7	AC grounding	The AC power supply system shall have its independent AC safety ground.

8	Lightning protection
•    The AC lightning protection box shall be installed to the AC power supply system of the equipment room. The cross sectional area of the grounding cable of the box shall be greater than 25 mm2. The cable shall shorter than 30 m.

• In plains, the protection angle of the antenna shall be smaller than 45°. In mountainous regions or regions where thunders frequently occur, the angle shall be smaller than 30°.

9	Trunk cable
Do not route the trunk cables overhead outdoors. If you have to, you shall use double-shielded or metal-shielded cables. The outer shielding layer or the metal shielding of the cable shall be connected to the protection grounding bar of the equipment room.

10	Transmission system	The Transmission equipment working temperature should reach 149 °F.
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No.	Item	Requirement
11	Antenna and feeder system	• The stands of the antenna are installed as required.

• The lightning arrester of the antenna and feeder system is installed as required and is well grounded.
     2. Steel pole and requirement
(1)	The length of pole should be 10m at least, with diameter of 190mm at least, its performance should be meet the requirement.

(2)	The top of steel pole should be blocked up, mainly to prevent from water after iSite/ODU is to run.

(3)	The buried length must be calculated by capsizing, the minimum buried length is listed as table below:

Height of pole(m)	8.0	9.0	10.0	11.0	12.0	13.0	15.0	18.0
Buried length(m)	1.5	1.6	1.7	1.8	1.9	2.0	2.3	2.6~«3.0
(4)	Special handling required when it erected at places where there exists soft soil, drift sand or solid rocks.

(5)	The pole hole of common ground must be paved underpan in cement , with dimension of 80×80×210cm.

(6)	For iSite/ODU installing on bad ground, which is necessary to span 4 cables in two side, the rate of distance height should be 1:1, and buried height should meet the requirement; if it is installed on the slope, the height of hole should be calculated from the lowest side of slope;

(7)	vertical angle of pole should be 2/1000 of height of pole at most.

(8)	Earthquake resistance: One grade above the local breaking strength.

(9)	Wind load: Peak wind speed (km/h or m/s) 10 meters above the ground in a decade.
     3. Antenna pole
     The antennas for iSite/ODU are completely the same as those for a macro BTS, so are the installation requirements. Different antenna poles should be
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selected for different types of antennas.
     The omni antenna is usually a mono-polarization one. The diversity spacing should be greater than 4 meters and the arm of the antenna pole should be greater than 1 meter. The length of the antenna pole is required to be greater than 1000mm. The diameter is required to be 60mm ~ 110mm. The antenna pole is usually made of a ô75mm round steel. Since the omni antenna is comparatively long (3 meters), the antenna pole must not be installed at the very top of the anchor tower so as to keep the top of the antenna within the protection angle of the lightning arrestor.
Figure 1-9 omni antenna and directional antenna
     For the dual polarization directional antenna, the pole length depends on the antenna length. In a wide coverage, a long high-gain antenna is usually used, so the antenna pole is recommended to be greater than 3 meters long. The diameter is required to be 60mm ~ 110mm. The round steel with a diameter of 75mm is usually selected. For the dual polarization antenna, there is no diversity spacing between two antenna, so it is unnecessary to use arm to protrude the antenna out of the tower.
     For the mono polarization antenna, it is necessary to use arms to protrude the antenna out of the tower so that the diversity spacing between two antennas in the same sector could be greater than 4 meters. at the steel tower ,should install antenna cable rack for fixup anternna cable , the width of cable rack is 200mm at least.
Cricket Communications Proprietary and Confidential Information

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EXHIBIT L                    ENVIRONMENTAL REQUIRMENTS
200mm at least.
Cricket Communications Proprietary and Confidential Information

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EXHIBIT M
SYSTEM CAPACITY & PERFORMANCE REQUIREMENTS
FOR
HUAWEI
In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.
Introduction
This exhibit describes the capacity and performance requirements of the wireless communications systems, and equipment to be purchased from the Vendor. The definition for the “System” is provided in Section 1 of the System Equipment Purchase Agreement (SEPA). The systems, equipment and applications included in the “System” are listed in sections 1 of this exhibit. The purchaser has included in this exhibit only a few selected capacity and performance parameters that it deems to be critical to its business objectives. It in general understands that the vendor will stand behind its products according to technical specifications and assumptions provided to the purchaser at the time of this agreement. Please note that the exhibit will be updated under mutual agreement from time to time to reflect the systems and equipment, including their capacity and performance changes, desire to be purchased by Cricket and its Affiliates from the Vendor.
1 System Summary
The following a high level list of systems, equipment and applications as supplied by the Vendor:

System	Core Network	Radio Access	Others
1xRTT	MSC Server	BSC (1X/1xEV-DO)
1xEV-DO Rev. A	Media Gateway	BTS (dual band PCS/AWS)

	TrFO/RTO	Backhaul Enhancement/IP over T1
	Open IOS Interface	REMOTE BSC/MGW Support
	IOS v5.0.1 Packet Interface	ODU remote RF module
EVRC-B/4GV-NB Vocoder

2 Capacity & Performance Requirements
Vendor warrants that the supplied System shall provide the capacity, performance and functionality for the supplied nodes and components in the following sections.
All system capacity and performance is based on such assumptions for Cricket traffic usage:

Assumption Parameter	Value
Average busy hour mobile traffic	0.075 Erl
Average mobile call duration	120s
Average busy hour trunk traffic	0.8 Erl
Average busy signaling traffic	0.2Erl /64k 0.1Erl/ 1.5M
Voice activaty rate	0.4
Average trunk call duration	120s
CPU usage	80%
Trunk blocking rate	1%
Air interface blocking rate	2%
Ratio of # of SMS subs to # of total subs	80%
Ratio of # of VMS subs to # of total subs	90%
Soft handoff rate (Primary Erlang/ Wash Code Erlang)	50%
2.1 Switching Network
2.1.1 MSCe Capacity

MSCe Capacity (Maximum)
Description	Traffic Intensity	BHCA	Subscribers
MSCe	135k Erlangs @ 120 sec. AHT (Note 1)	4800k BHCA (Note 2)	1.69 M (Note 3)
Note 1: Cricket’s subscriber average call hold time (AHT) is in the range of 120 — 180 sec for voice traffic. Please configure switch capacity with Cricket subscriber traffic profile — 120 seconds AHT and 75 mE per subscriber. The trunk grade of service shall be designed with 1% blocking with Erlang B table.

Note 2: The Busy Hour Call Attempt (BHCA) figure is not only voice processing capacity but comprehensive service processing capacity, which includes voice, paging, registration, intelligent network services, SMS, VMS, etc. Pure voice BHCA capability is 3380k under the specified traffic model.
Note 3: The supported subscriber capacity would be dependent on the subscriber traffic model. Other limits such as Erlang and BHCA may take precedence. The capacity is based on basic voice service with additional 80% SMS penetration, and 90% VMS penetration. The capacity is subject to reduction with more optional services deployed.
Note4: MSCe here mentioned is functioned as a visited MSC. With dual homing configuration, each MSCe has to satisfy the capacity of all the MGWs connected.
2.1.2 MGW Capacity

MGW Capacity
Description	Traffic Intensity	BHCA	Subscribers
MGW	76K Erlangs @ 120 sec. AHT (note 1)	2700k BHCA (note 2)	1.01 M (note 3)
Note 1: Cricket’s subscriber average call hold time (AHT) is in the range of 120 — 180 sec for voice traffic. Erlang per subscriber is 75mE/sub. The switch Erlang capacity shall be configured with the Cricket subscriber traffic profile. The trunk grade of service shall be designed with 1% blocking with Erlang B table.
Note 2: The Busy Hour Call Attempt (BHCA) figure is the maximum voice call processing capacity.
Note 3: The supported subscriber capacity would be dependent on the subscriber traffic model. Other limits such as Erlang and BHCA may take precedence.
2.1.3 Number of T1’s Supported

MGW — # of T1’s
Description	# of T1 links	# of FE
MGW	4000	112
2.1.4 Number of MGWs Supported
The maximum number of MGWs supported by the MSCe is as follows:

MSC — # of MGWs
Description	# of MGWs
MSCe	300 (note )
Note: MSCe can be connected to up to 300 MGWs logically within MSCe’s capacity..
2.1.5 Number of BSCs Supported
A) The maximum number of BSCs supported by the MSCe is as follows:

MSCe — # of BSCs
Description	# of BSCs
MSCe	64 (note )
Note: MSCe can be connected to up to 64 BSCs logically within MSCe’s capacity
B) The maximum number of BSCs supported by the MGW is as follows:

MGW — # of BSCs
Description	# of BSCs
MGW	64 (note )
Note: MGW can be connected to up to 64 BSCs logically within MSCe’s capacity.
2.1.6 Switching Network Capacity Growth
Supporting high voice call processing capacity is a high priority for Cricket. It is required that the Vendor to upgrade the MSC/MGW voice call handling capacity as follows for years 2008 — 2010:

MSCe — Capacity Growth
	2008	2009	2010
BHCA	4800K	Note 1	Note 1
Erlang	135K

MGW — Capacity Growth
	2008	2009	2010
BHCA	2700k	Note 1	Note 1
Erlang	76K

All the capacity is based on 120s AHT for voice traffic.
The Busy Hour Call Attempt (BHCA) figure is not only voice processing capacity but comprehensive service processing capacity, which includes voice, paging, registration, intelligent network services, SMS, VMS, etc. Pure voice BHCA capability is 70% of which under the specified traffic model.
Note 1: There is no capacity increase beyond 2008.
2.2 Core Network Reliability
The core network system shall meet the reliability and availability objective of 99.999%, which translate to unscheduled downtime of 5.25 minutes per year.
In the case of MSCe pair of Dual Homing Configuration in load sharing mode, the failure-over time from one MSCe to MSCe shall be no more than 10 minutes.
2.3 BSC (1X & 1xEV-DO)
The Vendor’s BSC shall support both 1xRTT and 1xEV-DO services in U.S. PCS and AWS spectrum.
2.3.1 BSC Capacity

BSC Capacity (1X traffic)
Description	Traffic Intensity	BHCA
BSC	50k Erlangs @ 120 sec. AHT (note 1)	7,800,000 BHCA (note 2)
Note 1: Cricket’s subscriber average call hold time (AHT) is in the range of 120 -180 sec for voice traffic. Please configure BSC capacity with Cricket subscriber traffic profile — 120 seconds AHT and 75 mE per subscriber. The capacity is based on basic voice service with additional 30% SMS penetration, and 90% VMS penetration. The capacity is subject to reduction upon more optional services deployed.
Note 2: The Busy Hour Call Attempt (BHCA) figure is not voice processing capacity but comprehensive service processing capacity, which includes voice, paging, registration, SMS, etc.
2.3.2 BSC Capacity for 1xEV-DO

BSC Capacity for 1xEV-DO Only
Description	Total FL Throughput	RL Throughput	# of UATI Sessions	# of Active Connections
BSC	3,000 Mbps (Note 1, 2)	See Note 2	630k	60k

Note 1: The throughput figure is based on the traffic model as provided by vendor for Cricket traffic usage.
Note 2: Total throughput listed. The maximum throughput in Huawei system is 3,000 Mbps including FL and RL.
2.3.3 Number of BTS’s Supported
The maximum number of BTS’s supported by the BSC is as follows:

BSC — # of BTS’s
Description	# of BTS’s	# of BTS’s (EV-DO)
BSC	2000 3-sector BTS’s (or 6000 sector-carrier) (note 1)	6000 sector-carrier (note 1)
Note 1: The supported number of BTS’s would be subjected to capacity limits.
The maximum sector carrier number in mixed configured 1X and EVDO BSC is 6,000.
2.4 Sector Airlink Capacity

Embedded Sector Erlang Capacity
Description	EVRC	EVRC-B/4GV-NB
	Average Power per Primary Erlang not to exceed 33% of Pilot Power	See 2.3.1 below.
Average power per Primary Erlang: 0.61 W
Assumptions:
-	Measured power for calculation to not include Overhead Channel Power

-	FER Set Point not to exceed 2%

-	2% air interface soft blocking

-	70% air interface capacity

-	50% SHO

-	Overhead channel power account to 33%.

-	20 watt transmitting power per sector carrier.
Instructions:

-	Calculate Average Power Per Primary Erlang at the following intervals after commercial launch to ensure compliance:
o	60 Days

o	180 Days
Note: There is no power difference due to Huawei self developed Automatic Power Calibration; which keeps transmitting power at the same level all the time.
2.4.1 Support for EVRC-B/4GV-NB Vocoder
Vendor will commit to develop 4GV-NB/EVRC-B feature complied to 3GPP2 standard. Based on QUALCOMM’s labs simulation result, the airlink voice capacity improvement is between 31% to 38% on the forward link, and 23% to 24% on the reverse link with approximately 50% voice activity rate in mode (COP-4). But the actual improvement requires more verification based on Huawei implementation. Huawei commits to provide competitive 4GV-NB capacity and performance as other vendors can with same operation mode. Huawei’s 4GV-NB trial system will be available Q4, 2007.
Please note that all of Owner’s AWS mobiles will support QLIC (Quasi-Linear Interference Cancellation) scheme for Pilot Interference Cancellation. There would be additional capacity enhancement beyond the capacity increase due to EVRC-B/4GV-NB vocoder. Below are notes from QCT/CDG on the improvements to be gained through QLIC on top of those gains achieved through the use of EVRC-B. QLIC improvement will be factored into the owner’s RF capacity improvement requirement for 4GV-NB vocoder.

Interference Cancellation	▪ FL Pilot, Overhead and Traffic channels interference cancellation

▪ 25% FL capacity improvement

▪ 1.9dB link improvement in highly loaded networks
2.5 Channel Card
All Vendor supplied BTS shall be capable to support channel card(s) using the QUALCOMM CSM6700 chipset for CDMA 1X.
2.6 Optical Distribution Unit (ODU)
Each BTS system can support up to three (3) ODU Daisy Chains.
A total of eight (8) direct ODUs can be supported per BTS.
The ODU system shall support both 1xRTT and 1xEV-DO.

The maximum one-way time delay tolerated by the ODU is 0.3 ms with no degradation in performance and capacity. The distance tolerance with optical link is within 30 kilometers.
The ODU system shall support the AFLT function as required by the Owner and its related entity to support E911 Phase 0, 1 and 2. Specifically, for E911 Phase 2, the accuracy for 67% of the calls must fall within 50 meters and 95% of the calls must fall within 150 meters. Additionally, the joint confidence interval of the calls must be greater that 90%.
2.6.1 BTS/ODU Operating Environment

BTS Climate Requirement
Description	Ambient Temperature	Relative Humidity
BTS	Heat-exchanged cabinet: -40°C to +52°C [-40°F to 125.6°F]	5% to 100%
ODU	-40°C to +52°C [-40°F to +125.6°F]	5% to 100%
2.7 IP Network Tolerance
There shall be no degradation of capacity and network quality when the IP backbone network used for BSS connectivity is within the following:

IP Backbone Capacity and Quality Tolerance
Description	Time Delay (one-way)	PER	Jitter
BSC-MGW	<100ms	<1%	<20ms
BSC-BTS	< 250ms	<1%	< 25 ms
Note: the transmission requirement above is for voice service. Other service like Circuit Data Service requires better transmission.
2.8 Backhaul Enhancement
The number of voice channels per T1/DS-1 link using Abis Transmission Efficiency Enhancement is:

IP over T1 - # of Voice Channels
Description	# of VCs
Per T1 (1.544 Mbps)	160 per T1 (note 1)

Note 1: Abis Transmission Efficiency Enhancement using IP will be able to support the above voice channel capacity as long as the IP backbone network quality tolerance is met (see table in section 2.5).
160 traffic channels per T1 is the max capability. More reasonable capacity is 130 Channels per T1 in commercial network design.
Abis Transmission Efficiency Enhancement shall not degrade the voice quality of 1xRTT and 1xEV-DO services. It shall allow backhaul sharing for 1X/1xEV-DO traffic with higher priority for 1X voice traffic.
1X/1X EV-DO backhaul sharing over a single T1 shall have no more than 10% or similar efficiency loss. 1X/1X EV-DO backhaul sharing over multiple T1s shall have no more than 10% or similar efficiency loss.
2.9 Routers
The vendor provides Ethernet TCP/IP router functionality within the respective BSS subsystems. There will be no need for site aggregate router for BTS to BSC connectivity. There may be site router requirement for owner’s data transmission network.
2.10 Transcoder Free Operations
The key benefits of the TrFO and RTO features are:
-	Improve voice quality by reducing unnecessary transcoding stages between 2 telecommunication points

-	Cost reduction in vocoder resources with placement of vocoders in MGW

-	Transmission cost savings with compressed voice packets instead of full frame PCM
The Vendor must provide reasonable evidence that these main benefits are realized in the Vendor supplied markets. The cost saving benefit should be in proportion to Cricket’s mobile-to-mobile, land-to-mobile and mobile-to-land traffic ratio. TrFO/RTO shall not degrade the voice quality of 1xRTT and 1xEV-DO services.
2.11 Open IOS Interface
The Vendor shall support open IOS interoperability with 3rd party systems according to the following 3GPP2/TIA standards:IOS 4.3 A1/A2 interface and IOS 5.0.1 A1p/A2p packet interface. More detail IOS specifications are listed below:

A.S0011-C v2.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 1 Overview (IOS v5.0.1)	IOS v5.0.1

A.S0012-C v2.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 2 Transport (IOS v5.0.1)	IOS v5.0.1

A.S0013-C v2.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 3 Features (IOS v5.0.1)	IOS v5.0.1

A.S0014-C v2.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 4 (A1, A1p, A2, and A5 Interfaces) (IOS v5.0.1)	IOS v5.0.1

A.S0011-A v1.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 1 Overview	IOS 4.3

A.S0011-A v2.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 1 Overview	IOS 4.3

A.S0011-A v2.0.1	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 1 Overview	IOS 4.3

A.S0011-B v1.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 1 Overview	IOS 4.3.1

A.S0012-A v1.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 2 Transport	IOS 4.3

A.S0012-A v2.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 2 Transport	IOS 4.3

A.S0012-A v2.0.1	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 2 Transport	IOS 4.3

A.S0012-B v1.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 2 Transport	IOS 4.3.1

A.S0013-A v1.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 3 Features	IOS 4.3

A.S0013-A v2.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 3 Features	IOS 4.3

A.S0013-A v2.0.1	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 3 Features	IOS 4.3

A.S0013-B v1.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 3 Features	IOS 4.3.1

A.S0014-A v1.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 4 (A1, A2 and A5 Interfaces)	IOS 4.3

A.S0014-A v2.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 4 (A1, A2 and A5 Interfaces)	IOS 4.3

A.S0014-A v2.0.1	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 4 (A1, A2 and A5 Interfaces)	IOS 4.3

A.S0014-B v1.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 4 (A1, A2, and A5 Interfaces)	IOS 4.3.1

A.S0015-A v1.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 5 (A3 and A7 Interfaces)	IOS 4.3

A.S0015-A v2.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 5 (A3 and A7 Interfaces)	IOS 4.3

A.S0015-A v2.0.1	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 5 (A3 and A7 Interfaces)	IOS 4.3

A.S0015-B v1.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 5 (A3 and A7 Interfaces)	IOS 4.3.1

A.S0016-A v1.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 6 (A8 and A9 Interfaces)	IOS 4.3

A.S0016-A v2.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 6 (A8 and A9 Interfaces)	IOS 4.3

A.S0016-A v2.0.1	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 6 (A8 and A9 Interfaces)	IOS 4.3

A.S0016-B v1.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 6 (A8 and A9 Interfaces)	IOS 4.3.1

A.S0017-A v1.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 7 (A10 and A11 Interfaces)	IOS 4.3

A.S0017-A v2.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 7 (A10 and A11 Interfaces)	IOS 4.3

A.S0017-A v2.0.1	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 7 (A10 and A11 Interfaces)	IOS 4.3

A.S0017-B v1.0	Interoperability Specification (IOS) for cdma2000 Access Network Interfaces — Part 7 (A10 and A11 Interfaces)	IOS 4.3.1

A.S0008-0 v3.0	Interoperability Specification (IOS) for High Rate Packet Data (HRPD) Access Network Interfaces	TIA-878-1 pub
2.12 Regulatory Features and Functionality
The Vendor shall provide all features and functionality mandated by any U.S. regulatory authority as applicable to the Owner’s network. Examples of regulatory requirements include, but are not limited to, the following:
i) E911 Emergency Service. Compliance to all E911 Phase 0, 1 and 2 requirements. Reference: http://www.fcc.gov/911/enhanced/.
ii) Wireless Priority Service (WPS) for National Security/Public Safety users. Reference: http://wps.ncs.gov/.

EXHIBIT N
NEW TECHNOLOGY CAPACITY & PERFORMANCE REQUIREMENTS
FOR
HUAWEI
In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.
Introduction
This exhibit describes the new technology capacity and performance requirements of the wireless communications systems, and equipment to be purchased from the Vendor. The definition for “New Technology” is provided in Section 1 of the System Equipment Purchase Agreement (SEPA). The systems, equipment and applications included for “New Technology” are listed in sections 1 of this exhibit. Please note that 4G technologies, IP Multimedia Subsystem (IMS) and other system evolution topics are included in the System Evolution Commitment exhibit. The purchaser has included in this exhibit only a few selected capacity and performance parameters that it deems to be critical to its business objectives. It in general understands that the vendor will stand behind its products according to technical specifications and assumptions provided to the purchaser at the time of this agreement. Please note that the exhibit will be updated under mutual agreement from time to time to reflect the systems and equipment, including their capacity and performance changes, desire to be purchased by Cricket and its Affiliates from the Vendor.
1 New Technology Summary
The following a high level list of New Technology systems and equipment as supplied by the Vendor:

System	Core Network	Radio Access Network	Others
1xEV-DO Rev. A	Open Media Gateway Interface	Femto Cell Technology
WiMax/TDD		Smart Antenna
BTS for WiMax/TDD Overlay with 1xEV-DO
TrFO/RTO Support for EVRC-B/4GV-NB Vocoder
1xEV-DO Rev. A QoS

2 Capacity and Performance Requirements
Vendor warrants that the supplied System shall provide the capacity, performance and functionality for the supplied nodes and components in the following sections.
2.1 BTS Upgrade
2.1.1 WiMax/TDD Overlay
Vendor shall deliver all CDMA2000 1x EV-DO BTS’s for the A66 build out as WiMax ready. This means that the BTS’s shall be field upgradable to support WiMax/TDD system at 2.3/2.5 GHz. The objective is for the CDMA2000 system and the WiMax system to share antennas, feeders, power and backhaul, with less than 0.5 dB incremental insertion loss in the RF chain. There shall be no forklift upgrade of the deployed CDMA2000 BTS cabinet in order to accommodate this objective. In the case of BTS3606AE this upgrade shall be accommodated by field installation of a vendor supplied WiMax kit into the existing CDMA2000 cabinet. In the case of BTS3606A this upgrade shall be accommodated by field installation of a vendor supplied WiMax cabinet with the two cabinets feeding off each other for RF feeders, backhaul and power.
In the event that Owner or any Related Entity decides to deploy 1xEV-DO (PCS or AWS band) and WiMax (IEEE 802.16e) in 2.3/2.5 GHz TDD spectrum, the Vendor will commit to support both CDMA 1xEV-DO and WiMax/TDD in the same BTS enclosure within [***] of Owner and the Related Entities’ decision of commercial deployment.
2.2 TrFO/RTO for EVRC-B
TrFO and RTO features shall support transcoding operation for EVRC-B/4GV-NB vocoder. The GA date of TrFO/RFO for EVRC-B is [***].
2.3 Open Media Gateway Interface
The Vendor shall support interface 39 and XX in 3GPP2 LMSD architecture (for Softswitch and Media Gateway). Huawei Media Gateway supports standard H.248 protocol in 39/XX interface and commits to support Open Media Gateway Interface connecting to 3rd party Softswtich [***] after IOT protocols is standardized in 3GPP2. Huawei Softswitch supports standard H.248 protocol in 39/XX interface and commits to support Open Softswtich Interface connecting to 3rd party Media Gateway [***] after IOT protocols is standardized in 3GPP2.

***	Certain information on this page has been omitted and filed separately with the Commission.

2.4 Femto Cell
Vendor commits to providing commercial products in [***] after Owner offers a significant business of Femto Cell market to Vendor and the cost effective chipset of Femto Cell is general available in industry, whichever is later.
Vendor commit to supporting the Femto Cell features complied to 3GPP2 standard and chipset specifications. The following features or specifications can be committed if they are accepted as part of 3GPP2 standard and doable with capable chipset:
•	Support Geographical Power Amplifier Radiation Control to prevent radiating when not in Owner and related entities’ licensed spectrum.

•	Provide software to setup and control PA output power.

•	Support different backhaul types including DSL, cable, Wimax, dial up connections, if chipset is capable to deal with these backhaul types.

•	Support QoS control to guarantee quality of user experience.

•	Be able to control Femto system acquisition without CDMA standard changes. E.g.: use of PRL to achieve access control, if chipset is capable to support this feature.

•	Control unauthorized access.

•	Support performance and capacity to allow no less than 4 simultaneous users per technology, if chipset capable on these connection..
Note: Capacity and performance specification of Femto cell shall be negotiated between vendor and owners, it relies on many factors, such as chipset specification, deploy scenarios, backhaul selections, etc. Latency and bandwidth of backhaul shall be no worse than that of public land mobile networks to guarantee the voice quality of experience by Owner. However, Femto cell network can work under condition with more backhaul latency, provided that the end customers can tolerate the service quality.
2.5 Smart Antenna
The Vendor shall provide Smart Antenna technology supporting 60% to 100% gain in overall voice and data capacity. Huawei is planning to support this feature by [***] timeframe.
The technology shall be able to provide diversity and beam forming gains for both forward and reverse links.

***	Certain information on this page has been omitted and filed separately with the Commission.

The hardware and software shall support four branch receive diversity for 1xEV-DO Rev. A resulting in an additional 60% gain in reverse link throughput to help balance the forward link. It shall provide an overall increase of 60% in paired capacity for VoIP services.
With the evolution to 1xEV-DO Rev C, the technology and radome will be able to support a mixture of smart antennas and MIMO to maximize gains across a variety of deployment scenarios. Compared to a system with a single antenna transmit and two diversity antennas, the Vendor’s Smart Antenna technology would expect to see upwards of 80% improvement in best effort throughput and VoIP capacity.
2.6 1xEV-DO Rev. A QoS
2.6.1 RADIUS Attributes
The Vendor shall provide interoperability with Owner’s AAA system for RADIUS attributes as defined for standardized 1xEV-DO Rev. A Quality of Service (QoS) in [***].
2.6.2 Inter-User QoS
The vendor shall support the End-to-End Inter-User QoS for EV-DO Rev. A subscribers using best effort data applications in [***].
The vendor shall provide enhancement in scheduler algorithm to support end-to-end QoS mechanism for forward link and reverse link independently.
2.6.3 Intra-User QoS
The vendor shall support the End-to-End Intra-User per application QoS for EV-DO Rev. A subscribers in [***].

***	Certain information on this page has been omitted and filed separately with the Commission.

Exhibit O
In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.
Vendor System Evolution Commitment
1.	Vendor commits to support Dual band (PCS & AWS) CDMA2000 BTS (in a single cabinet) and over a common coaxial cable with less than 0.5 dB combining loss within [***] after the effective date of new A66 SEPA.

2.	Vendor commits to support Dual band (PCS & AWS) switched from a single soft switch within [***] after the effective date of new A66 SEPA.

3.	Vendor commits to support Dual band (PCS & AWS) BTS backhaul to a single BSC within [***] after the effective date of new A66 SEPA.

4.	Vendor commits to support WiMax/FDD on PCS and AWS spectrum if Owner or any Related Entity publicly announces to commercially launch a WiMax/FDD network and a significant business is granted to Huawei.
•	Commitment will include WiMax and CDMA2000 on PCS and AWS spectrum in the same existing BTS cabinet. The existing CDMA2000 system and the WiMax/FDD system will share the same power, backhaul and antenna feeders with a maximum of 0.5 dB additional insertion loss. Vendor will provide the MFC price to Owner as set forth in Section 5.1 of SEPA.

•	Vendor believes that WiMax in AWS with FDD mode is one of the tasks industry is paying more attention to. IEEE 802.16m standard which is supported considerably by Huawei has put that consideration in priority and is planned to advance the completion of 16m standard in [***]. Vendor is willing to discuss with Leap regarding product availability timeframe. The timeframe Vendor supports will harmonize market demand and standard development.
5.	In the event that Owner or any Related Entity decides to deploy EVDO Rev B on PCS and AWS. Vendor will commit to develop EV DO Rev B software upgrade version based on CSM6800 ASIC hardware product, within [***] of the public announcement of such decision while a significant business is granted to Huawei. Vendor will commit to develop EV DO Rev B based on CSM6850 ASIC if requested by owner and if this solution is developed by Owners other infrastructure vendors.
•	Subject to general industry acceptance (including Qualcomm and deployment by at least 1 US Tier 1 carrier (irrespective of whether or not a customer of Vendor.)
6.	In the event that Owner or any Related Entity decides to deploy EVDO Rev C (UMB) on PCS and AWS, the Vendor will commit to develop UMB with CDMA2000 and UMB in the same existing BTS cabinet. The existing CDMA2000 system and the UMB system will share the same power, backhaul and antenna with a maximum of 0.5 dB additional insertion loss,. The general availability of Huawei product offering is planned to be at [***]. Time can be considered moving ahead when Owner decides an earlier commercial deployment and a significant business is granted to Huawei.

***	Certain information on this page has been omitted and filed separately with the Commission.
Cricket Communications Proprietary and Confidential Information

•	Subject to general industry acceptance (including Qualcomm and commercial deployment by at least 1 US Tier 1 carrier (irrespective of whether or not a customer of Vendor.)
7.	In the event that Owner or any Related Entity decides to deploy LTE, the Vendor will commit to develop LTE on AWS and PCS bands with CDMA2000 and LTE in the same existing BTS cabinet. The existing CDMA2000 system and the LTE system will share the same power, backhaul and antenna feeders with a maximum of 0.5 dB additional insertion loss. The general availability time of Vendor LTE product is planned to be at [***]. The time can be considered moving ahead when Owner decides an earlier commercial deployment and a significant business is granted to Huawei. Vendor hopes to have another open dialogue with Owner between [***] and [***] to further determine the GA time for LTE product in AWS and PCS bands.
•	Subject to general industry acceptance (deployment by at least 1 US Tier 1 carrier (irrespective of whether or not a customer of Vendor.))
8,	VoIP In the event that Owner or any Related Entity decides to deploy VoIP over 1xEV-DO Rev.A, the Vendor will commit to develop it on AWS and PCS band. The general availability time of this feature is planned to be at [***].

9.	IMS, In the event that Owner or any Related Entity decides to deploy IMS architecture, the Vendor will commit to be able to reprogram the supplied CSoft3000 MSCe and UMG8900 MGW hardware platform to function in an IP Multimedia Subsystem (IMS) architecture with reasonable hardware upgrade/expansion to inter-work with other IMS components. The general available date for Softswitch to MGCF and MGW to IM-MGW will be [***].

10.	FMC In the event that Owner or any Related Entity decides to deploy any FMC services, the Vendor commit to provide solution based on IMS architecture. The general availability time of VCC over IMS architecture is planned to be [***] after it is standardized in 3GPP2. The time can be moving ahead when Owner decides an earlier commercial deployment and a significant business is granted to Huawei. Vendor hopes to have another open dialogue with Owner between [***] and [***] to further determine the GA time for FMC solutions. VCC Subject to general industry dual-mode terminals.

11.	Vendor will comply to 3GPP2, 3GPP and IEEE standards requirement in supporting 3G and 4G inter-operabilities wherever applicable. Vendor will in a timely manner develop interoperability solutions between Owners or any Related Entity existing 3G network and Owners or any Related Entity chosen 4G technology in compliance with standards from 3GPP, 3GPP2 and IEEE.

12,	Vendor will comply to 3GPP2, 3GPP and IEEE standards requirement in supporting channel bandwidths wherever applicable, including 4G (LTE or UMB) with 1.25MHz bandwidth. Vendor commits to making the Owner’s chosen 4G technology scalable in the infrastructure equipment from 1.25 MHz channel bandwidth and upwards to 20 MHz channel bandwidth. As for WiMax/FDD, vendor commits to making it scalable in the smallest increments specified by the standard.

***	Certain information on this page has been omitted and filed separately with the Commission.
Cricket Communications Proprietary and Confidential Information

EXHIBIT P
Purchasing Process
In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.
Cricket Communications [Buyer] and Vendor [Supplier] agree to the following purchasing process:
Supplier agrees that no goods will be shipped or services rendered to Buyer without a valid Purchase Order document from the Buyer.
Buyer reserves the right to refuse delivery and/or payment when goods are shipped or services are rendered without an existing Purchase Order document being sent to Supplier.
Prior to a Purchase Order being issued by Buyer, Supplier will provide a quotation to Buyer with the following details:
•	Hardware items with Supplier part numbers, description, quantity, cost per item, extended cost, applicable discounts and effective date(s).

•	Software items with Supplier part numbers, description, quantity, cost per item, extended cost, applicable discounts and effective date(s).

•	Services with Supplier item numbers (when applicable), description, unit of measure, cost per service, extended cost, applicable discounts and effective date(s).
All hardware and other tangible items quoted must include the Supplier part numbers that physically appear as human readable text and bar codes on the physical parts being supplied to Buyer.
Quotes submitted to Buyer must be sent in electronic form (Microsoft Excel or other delimited text format) to Purchasing@cricketcommunications.com no later than 14 calendar days before the first PO for that quotation is issued.
Seller agrees to issue quotations which contain enough detail for Buyer to reasonably reconcile the quotation with its corresponding Purchase Order.
Buyer agrees to issue Purchase orders which contain enough detail for Seller to reasonably reconcile their quotation to the Buyer’s Purchase Order.
Seller agrees to provide shipping documentation with each shipment that enables Buyer to accurately receive materials and services and reconcile the shipping document with the Supplier quote and Buyer’s corresponding Purchase Order.
Seller agrees to issue invoices to the Buyer which reference the Buyer Purchase Order on which the invoice is based. Invoices issued without referencing the Buyer Purchase Order number will delay payment to Supplier.

LEAP A66 Market Market Network Architecture HUAWEI TECHNOLOGIES CO., LTD. www.huawei.com In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.

Network Dimension Owner Traffic Detail Owner Traffic Detail Owner Traffic Detail Owner Traffic Detail Owner Traffic Detail Owner Traffic Detail Owner Traffic Detail Owner Traffic Detail Owner Traffic Detail Owner Traffic Detail Owner Traffic Detail Owner Traffic Detail Market Covered Pops Subs Erlangs Sites F1 F2 F3 F2 6sec MSCe MGW BSC Market A [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Market B [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Market C [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] OWNER Total [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] * The number of Erlangs here are included [***]% overhead ratio. * In the event of actual delivery of BTS/Cell site(s) quantity differs with the predetermined quantity as stated here, the actual BTS/Cell site(s) quantity will be determined by Exhibit B Table-2. _______________ *** Certain information on this page has been omitted and filed separately with the Commission.

[***]

____

HUAWEI TECHNOLOGIES CO., LTD.

Page 3

HUAWEI

[***] _______ *** Certain information on this page has been omitted and filed separately with the Commission.

EXHIBIT R	SYSTEM MAINTENANCE & OPERATION DOCUMENT LIST
EXHIBIT R
System Maintenance &
Operation Document List
Huawei Technologies
Cricket Communications Proprietary and Confidential Information

EXHIBIT R	SYSTEM MAINTENANCE & OPERATION DOCUMENT LIST

EXHIBIT R	0
TABLE OF CONTENTS	1
1 BSC	2
2 BTS3606A	2
3 Softswitch	3
4 UMG8900	3
Cricket Communications Proprietary and Confidential Information
1 OF 5 PAGES

EXHIBIT R	SYSTEM MAINTENANCE & OPERATION DOCUMENT LIST
In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.
1	BSC

cBSC6600 Technical Manual-System Description

cBSC6600 Technical Manual-System Architecture

cBSC6600 Technical Manual-Interfaces and Protocols

cBSC6600 Technical Manual-System Function

cBSC6600 Maintenance Manual-Parts Replacement

cBSC6600 Maintenance Manual-Troubleshooting

cBSC6600 Maintenance Manual-Routine Maintenance

cBSC6600 Maintenance Manual-Emergency Maintenance

cBSC6600 Installation Manual-Software Installation

cBSC6600 Installation Manual-Hardware Installation

cBSC6600 Installation Manual-System Commissioning

cBSC6600 Operation Manual-Data Configuration

cBSC6600 Compliance and Safety Manual

cBSC6600 Hardware Description Manual
2	BTS3606A E

BTS3606AE Technical Manual

BTS3606AE Cabinet Installation Manual

BTS3606&3606AE Maintenance Manual

BTS3606&3606AE Installation Reference

BTS3606&3606AE Antenna & Feeder Installation

BTS3606&3606AE SI & SC

BTS3606&3606AE Data Configuration Manual

BTS3606&3606AE CDMA Base Station Documentation Guide

BTS3606&3606AE Compliance and Safety Manual
Cricket Communications Proprietary and Confidential Information
2 OF 5 PAGES

EXHIBIT R	SYSTEM MAINTENANCE & OPERATION DOCUMENT LIST
BTS3606&3606AE Hardware Description Manual

3	Softswitch

CSOFTX3000 Mobile SoftSwitch Center Operation Manual-Routine Operation

CSOFTX3000 Mobile SoftSwitch Center Feature -Description Manual

CSOFTX3000 Mobile SoftSwitch Center Operation Manual-Data Configuration

CSOFTX3000 Mobile SoftSwitch Center Technical Manual-System Description

CSOFTX3000 Mobile SoftSwitch Center Maintenance Manual-Troubleshooting

CSOFTX3000 Mobile SoftSwitch Center Maintenance Manual-Routine Maintenance

CSOFTX3000 Mobile SoftSwitch Center Technical Manual-System Architecture

CSOFTX3000 Mobile SoftSwitch Center CDR User Manual

CSOFTX3000 Mobile SoftSwitch Center Technical Manual-Service Procedures

CSOFTX3000 Mobile SoftSwitch Center Installation Manual-Hardware Installation

CSOFTX3000 Mobile SoftSwitch Center Installation Manual-System Commissioning

CSOFTX3000 Mobile SoftSwitch Center Installation Manual-Software Installation

CSOFTX3000 Mobile SoftSwitch Center Maintenance Manual-Emergency Maintenance

CSOFTX3000 Mobile SoftSwitch Center Maintenance Manual-Parts Replacement

CSOFTX3000 Mobile SoftSwitch Center Performance Measurement Manual

CSOFTX3000 Mobile SoftSwitch Center Compliance and Safety Manual

CSOFTX3000 Mobile SoftSwitch Center Hardware Description Manual

CSOFTX3000 Mobile SoftSwitch Center Documentation Guide

CSOFTX3000 Mobile SoftSwitch Center iGateway Bill User Manual

4	UMG8900

UMG8900 Universal Media Gateway Maintenance Manual-Troubleshooting

UMG8900 Universal Media Gateway Operation Manual — Routine Operation

UMG8900 Universal Media Gateway Installation Manual — Hardware Installation
Cricket Communications Proprietary and Confidential Information
3 OF 5 PAGES

EXHIBIT R	SYSTEM MAINTENANCE & OPERATION DOCUMENT LIST
UMG8900 Universal Media Gateway Documentation Guide

UMG8900 Universal Media Gateway Installation Manual — Software Installation

UMG8900 Universal Media Gateway Technical Manual — Architecture and Principle

UMG8900 Universal Media Gateway Maintenance Manual — Emergency Maintenance

UMG8900 Universal Media Gateway Maintenance Manual — Parts Replacement

UMG8900 Universal Media Gateway Maintenance Manual — Routine Maintenance

UMG8900 Universal Media Gateway Operation Manual — Data Configuration

UMG8900 Universal Media Gateway Operation Manual — Performance Item

UMG8900 Universal Media Gateway Operation Manual — Performance Measurement

UMG8900 Universal Media Gateway Maintenance Manual — Fault Cases

UMG8900 Universal Media Gateway Installation Manual — System Commissioning

UMG8900 Universal Media Gateway Hardware Description Manual

UMG8900 Universal Media Gateway Technical Manual — System Description
Cricket Communications Proprietary and Confidential Information
4 OF 5 PAGES

EXHIBIT S

[RESERVED]

Exhibit T
In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.
Exhibit T

CDMA System Product Description Document List
1.	System Description of CSOFTX3000 — MSCe (MSC Server — Soft switch)

2.	System Description of UMG8900 — MGW (Media Gateway)

3.	System Description of BSC6600 — BSC (Base Station Controller)

4.	System Description of BTS3606AE — BTS (Outdoor Base Transceiver Station)

5.	System Description of ODU3601CE — DAS (Outdoor Distributed Antenna System)

6.	System Description of M2000 — OA&M (Operation, Administration & Maintenance)
Cricket Communications Proprietary and Confidential Information

Exhibit U
In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.
Exhibit U
Purchase Order (PO) Lead Time
NOTES:

1	General Avaible(GA) Timeline	[***]

2	Volume Shipping Timeline	[***]

3	Monthly producation capability	From [***] BTS to [***] BTS after GA timeline. It depends on the quantity and other requirements before GA timeline.

4	If these activity happen on USA or China official holiday, the date will be delayed according to the holiday duration.

5	The receipt date of PO is different, its lead time is different.Details are as below.
5.1 If the receipt of PO is before [***] its lead time is: (The quantity is aggregate on POs)

BTS3606AE
	FOB SHENZHEN	Clearance in [***]	Arrive in warehouse	Arrive in Owner’s site
QTY		By Sea
<200	[***]	[***]	[***]	[***]
201-300	[***]	[***]	[***]	[***]
301-400	[***]	[***]	[***]	[***]
401-500	[***]	[***]	[***]	[***]
501-600	[***]	[***]	[***]	[***]
601-700	[***]	[***]	[***]	[***]
701-800	[***]	[***]	[***]	[***]
901-1000	[***]	[***]	[***]	[***]
1001-1100	[***]	[***]	[***]	[***]
1101-1200	[***]	[***]	[***]	[***]
1201-1300	[***]	[***]	[***]	[***]
1301-1400	[***]	[***]	[***]	[***]
1401-1500	[***]	[***]	[***]	[***]
1501-1600	[***]	[***]	[***]	[***]

BSC System
	FOB SHENZHEN	Clearance in [***]	Arrive in warehouse	Arrive in Owner’s site
QTY		By Sea
<4	within one week from Oct.30	4 wks from the shipment	6 wks from the shipment	7 wks from the shipment

MSC
	FOB SHENZHEN	Clearance in [***]	Arrive in warehouse	Arrive in Owner’s site
QTY		By Sea
<3	[***]	[***]	[***]	[***]

MGW
	FOB SHENZHEN	Clearance in [***]	Arrive in warehouse	Arrive in Owner’s site
QTY		By Sea
<3	[***]	[***]	[***]	[***]

M2000
	FOB SHENZHEN	Clearance in [***]	Arrive in warehouse	Arrive in Owner’s site
QTY		By Sea
<3	[***]	[***]	[***]	[***]
Cricket Communications Proprietary and Confidential Information

***	Certain information on this page has been omitted and filed separately with the Commission.

5.2 If the receipt of PO is after [***],its lead time is :(The quantity is aggregate on POs within [***] wks and lead time base on the latest PO date.)

BTS3606AE
	FOB SHENZHEN	Clearance in [***]	Arrive in warehouse	Arrive in Owner’s site
QTY		By Sea
<200	[***]	[***]	[***]	[***]
201-300	[***]	[***]	[***]	[***]
301-400	[***]	[***]	[***]	[***]
401-500	[***]	[***]	[***]	[***]
501-600	[***]	[***]	[***]	[***]
601-700	[***]	[***]	[***]	[***]
701-800	[***]	[***]	[***]	[***]
901-1000	[***]	[***]	[***]	[***]
1001-1100	[***]	[***]	[***]	[***]
1101-1200	[***]	[***]	[***]	[***]
1201-1300	[***]	[***]	[***]	[***]
1301-1400	[***]	[***]	[***]	[***]
1401-1500	[***]	[***]	[***]	[***]
1501-1600	[***]	[***]	[***]	[***]

BSC System
	FOB SHENZHEN	Clearance in [***]	Arrive in warehouse	Arrive in Owner’s site
QTY		By Sea
<4	[***]	[***]	[***]	[***]

MSC
	FOB SHENZHEN	Clearance in [***]	Arrive in warehouse	Arrive in Owner’s site
QTY		By Sea
<3	[***]	[***]	[***]	[***]

MGW
	FOB SHENZHEN	Clearance in [***]	Arrive in warehouse	Arrive in Owner’s site
QTY		By Sea
<3	[***]	[***]	[***]	[***]

M2000
	FOB SHENZHEN	Clearance in [***]	Arrive in warehouse	Arrive in Owner’s site
QTY		By Sea
<3	[***]	[***]	[***]	[***]
Cricket Communications Proprietary and Confidential Information

***	Certain information on this page has been omitted and filed separately with the Commission.

Exhibit U
Notes:
1.0 Lead Time Defintion — The period of time between Vendor’s receipt of the PO and delivery of Product to the market warehouse.
1.1 Postponement of Agreed Purchase Orders
The Owner may postpone any Purchase Order for up to [***] at a time and for up to [***] in the aggregate without any charge or penalty. In such case, the Owner shall provide notice at least [***] prior to the shipment date. Within [***] prior to the original shipping schedule, no postponement is acceptable. The Owner may cancel the Purchase Order in which Section 1.2 below shall apply.
1.2 Cancellation of Agreed Purchase Orders
1.2.1 The Owner may cancel any Purchase Order or any portion thereof [***] or more prior to the Owner’s requested shipment date without incurring any charges or liability.
1.2.2 If the Owner cancels any accepted Purchase Order or any portion thereof at least [***] but less than [***] prior to the Owner’s requested shipment date, Owner shall pay Vendor [***] of the purchase price of the Product cancelled.
1.2.3 If the Owner cancels any accepted Purchase Order or any portion thereof at least [***] but less than [***] prior to the Owner’s requested shipment date, Owner shall pay Vendor [***] of the purchase price of the Product cancelled.
1.2.4 If the Owner cancels any accepted Purchase Order or any portion thereof at least [***] but less than [***] prior to the Owner’s requested shipment date, Owner shall pay Vendor [***] of the purchase price of the Product cancelled.
1.2.5 The Owner may not cancel any accepted Purchase Order on or after the Owner’s requested shipment date.
Cricket Communications Proprietary and Confidential Information

***	Certain information on this page has been omitted and filed separately with the Commission.

In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.
Exhibit V
Acceptance Of WNI Services

Customer:

Service Provided:	MTA:

Project Number:	Date Completed:

Description Of Services Provided:

Customer Coments:

Huawei Signature	Date	Customer Signature	Date

Huawei Printed Name		Customer Printed Name

In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.
Exhibit V
Summary Page for Network Integration Acceptance Testing

CSOFTX3000
ATP Section	PASS	FAIL	N/A	COMMENTS
T01
T02 T03
T04
T05
T06
T07
T08
T09
T10
T11
T12
T13
T14
T15
T16

UMG8900
ATP Section	PASS	FAIL	N/A	COMMENTS
T01
T02
T03
T04
T05
T06
T07
T08
T09
T10
T11
T12
T13

M2000
ATP Section	PASS	FAIL	N/A	COMMENTS
T01
T02
T03
T04
T05
T06
T07

BSC
ATP Section	PASS	FAIL	N/A	COMMENTS
T01
T02
T03
T04
T05
T06
T07
T08
T09
T10

BTS
ATP Section	PASS	FAIL	N/A	COMMENTS
T01
T02
T03
T04
T05
T06
T07

SUMMARY
ATP Section	PASS	FAIL	N/A	TOTALS	Percentage
CSOFTX3000

UMG8900

M2000

BSC

BTS

TOTALS

Huawei Software Load and Patch
	CONDITION:	Comments (Records all	Verification Sign Off
TEST CASE	Yes-No-N/A	information)	DATE	HUAWEI	CUSTOMER	CSR #
Software Load and Patch Verification
Start of project CSOFTX3000 load & patch verification
End of project CSOFTX3000 load & patch verification

Start of project UMG8900 load & patch verification
End of project UMG8900 load & patch verification

Start of project BSC load & patch verification
End of project BSC load & patch verification

Start of project M2000 load verification
End of project M2000 load verification

Start of project BTS3606AE load & patch verification
End of project BTS3606AE load & patch verification

TEST CASE	CDMA CSOFTX3000 Acceptance Test Plan	Condition:			TEST CASE Sign Off
NUMBER	TEST CASE	Pass-Fail-N/A	Comments	DATE	Huawei	CUSTOMER
T01	Hardware Test
T01-01	Hardware
T01-0101	Cabinet
T01-0102	Cable
T01-0103	BAM Server
T01-0104	iGWB Server
T01-0105	Disk Array (iGWB Server)
T01-0106	Emergency Workstation

T02	PowerON Test
T02-01	PowerOn Test
T02-0101	Operational Environment
T02-0102	Indicator on Board
T02-0103	Fan Box
T02-0104	BAM
T02-0105	iGWB
T02-0106	Emergency Worksation
T02-0107	Workstation
T02-0108	Board

T03	Mobility Management
T03-01	Location Registration
T03-0101	Power-On Registration
T03-0102	Registration of Illegal Subscriber
T03-0103	Power-Off
T03-0104	Periodic Location Registration
T03-0105	MSCe/VLR stores subscriber data from the HLR
T03-0106	VLR Subscriber Data Deletion
T03-0107	MS de-activation initiated by a service VLR
T03-0108	Implicit Registration

T04	Basic Voice Service Test
T04-01	Intra-Office Calls
T04-0101	Intra-Office Call (Called Subscriber Idle)
T04-0102	Intra-Office Call (Called Subscriber Busy)
T04-0103	Intra-Office Call (No Answer)
T04-0104	Intra-Office Call (Paging No Response)
T04-0105	Intra-Office Call (Number Unallocated)
T04-02	CDMA-PSTN Calls
T04-0201	CDMA-PSTN Call (Called Subscriber Idle)
T04-0202	CDMA-PSTN Call (Called Subscriber Busy)
T04-0203	CDMA-PSTN Call (No Answer)
T04-0204	CDMA-PSTN Call (Number Unallocated)
T04-0205	M to L — Only Calling Party Hangs Up
T04-0206	M to L — Only Called Party Hangs Up
T04-03	PSTN-CDMA Calls
T04-0301	PSTN-CDMA Call (Called Subscriber Idle)
T04-0302	PSTN-CDMA Call (Called Subscriber Busy)
T04-0303	PSTN-CDMA Call (No Answer)
T04-0304	PSTN-CDMA Call (Paging No Response)
T04-0305	L to M — Normal Call Completion (with VM)
T04-0306	L to M — Only Calling Party Hangs Up
T04-0307	L to M — Only Called Party Hangs Up
T04-04	E911 Service
T04-0401	E911 Phase I
T04-0402	Mobile subscriber A calls 911, it is a E911 call in the local number analysis table, The call is normal and stable, and the voice is clear.
T04-0403	PPC subscriber A calls 911, it will not trigger the intelligent service. The E911call is normal and stable.
T04-0404	Mobile subscriber A calls 911, it fails to select route to the S/R and analysis the EEFN number success. the E911 call is established.

TEST CASE	CDMA CSOFTX3000 Acceptance Test Plan	Condition:			TEST CASE Sign Off
NUMBER	TEST CASE	Pass-Fail-N/A	Comments	DATE	Huawei	CUSTOMER
T04-0405	E911 Phase II
T04-0406	The postpaid user initiate a E911 call
T04-0407	The PPC user initiate a E911 call
T04-0408	E911 Egress Failure Number (The trunk circuit between the MSC and the S/R are fault)
T04-0409	Call origination to 911 (no HLR, ESN mismatch, hotlined phone, phone with no programming, MIN and MDN are the same and different)
T04-05	Tones
T04-0501	Playing Busy Tone
T04-0502	Playing Incorrect Number
T04-0503	Playing Vacant Tone
T04-0504	Playing Out-Of-Service Signal Tone
T04-0505	Ring back to mobile from MSC
T04-0506	Call waiting to mobile from MSC
T04-0507	Busy to mobile from MSC
T04-0508	Busy to mobile from PSTN
T04-06	IS2000 Voice Call Processing
T04-0601	M(Cricket) to M(Cricket) — Normal Call Completion (with VM)
T04-0602	M(Cricket) to M(Cricket) — Only Calling Party Hangs Up
T04-0603	M(Cricket) to M(Cricket) — Only Called Party Hangs Up
T04-0604	M(Cricket) to M(Cricket roam) — Normal Call Completion (without VM)
T04-0605	M(Cricket) to M(Cricket roam) — Normal Call Completion (with VM)
T04-0606	M(Cricket) to M(Cricket roam) — Called Party Busy
T04-0607	M(Cricket) to M(Cricket roam) — Only Calling Party Hangs Up
T04-0608	M(Cricket) to M(Cricket roam) — Only Called Party Hangs Up
T04-0609	M(Cricket) to M(Cricket roam) calling number ID presentation
T04-0610	M(Cricket roam) to M(Cricket) — Normal Call Completion (without VM)
T04-0611	M(Cricket roam) to M(Cricket) — Normal Call Completion (with VM)
T04-0612	M(Cricket roam) to M(Cricket) — Called Party Busy
T04-0613	M(Cricket roam) to M(Cricket) — Only Calling Party Hangs Up
T04-0614	M(Cricket roam) to M(Cricket) — Only Called Party Hangs Up
T04-0615	M(Cricket roam) to M(Cricket) calling number ID presentation
T04-0616	Calling number not presented with one time feature
T04-0617	LD fails when set to local calls only
T04-0618	International LD call
T04-0619	DA using 11 digit dialing
T04-0620	ESN change updates VLR
T04-0621	No origination possible with ESN mismatch
T04-0622	Call origination to operator
T04-0623	M to LD
T04-0624	LD to M
T04-0625	Call origination fails when hotlined
T04-0626	Call origination to prepaid (*LD or *PAY)
T04-07	IS95 Voice Call Processing (Backward Compatibility)
T04-0701	M to L — Normal Call Completion
T04-0702	M to L — Called Party Busy
T04-0703	M to L — Only Calling Party Hangs Up
T04-0704	M to L — Only Called Party Hangs Up
T04-0705	L to M — Normal Call Completion
T04-0706	L to M — Called Party Busy
T04-0707	L to M — Only Calling Party Hangs Up
T04-0708	L to M — Only Called Party Hangs Up
T04-0709	M to M — Normal Call Completion
T04-0710	M to M — Called Party Busy
T04-0711	M to M — Only Calling Party Hangs Up
T04-0712	M to M — Only Called Party Hangs Up

T05	SMS Test
T05-0101	SMS Origination and Termination (MS Idle)
T05-0102	SMS Origination and Termination (MS in conversation)
T05-0103	Short Message Services (SMS) MS — Termination (active, busy and inactive (inactive should fail) MIN and MDN are the same and different)

TEST CASE	CDMA CSOFTX3000 Acceptance Test Plan	Condition:			TEST CASE Sign Off
NUMBER	TEST CASE	Pass-Fail-N/A	Comments	DATE	Huawei	CUSTOMER
T05-0104	Short Message Services (SMS) MS — Origination
T05-0105	IS-95/IS-2000 Inter-Generation Short Message Service (SMS) MS — Origination
T05-0106	IS-95/IS-2000 Inter-Generation Short Message Service (SMS) MS — Termination
T05-0107	SMS to other wireless cxr (non Cricket)
T05-0108	Non Cricket SMS to Cricket (MIN and MDN are the same and different)
T05-0109	Maximum SMS characters over paging channel
T05-0110	Maximum SMS characters over traffic channel

T06	Data Service Test
T06-0101	PDSN Subscriber Registration
T06-0102	Mobile-Originated PDSN Released to Idle State
T06-0103	Mobile-Originated PDSN Release to Dormant State
T06-0104	PDSN Service Activated from Domant State

T07	Supplementary Service Test
T07-01	Call Forwarding-Unconditional
T07-0101	Registration, Deregistration, Activation, and Deactivation
T07-0102	CFU to Idle Mobile Suscriber
T07-02	Call Forwarding-Busy
T07-0201	Registration, Deregistration, Activation, and Deactivation
T07-0202	CFB to VM
T07-03	Call Forwarding-No Answer
T07-0301	Registration, Deregistration, Activation, and Deactivation
T07-0302	CFNA to VM
T07-04	Call Forwarding-Default
T07-0401	Registration, Deregistration, Activation, and Deactivation
T07-0402	CFD to VM
T07-05	Calling Number Identification Presentation
T07-0501	Mobile Subscriber as Calling Party
T07-0502	PSTN Subscriber as Calling Party
T07-06	Calling Number Identification Restriction
T07-0601	Calling Number Identification Restriction
T07-07	Call Waiting

TEST CASE		UMG8900 Acceptance Test Plan	Condition:			TEST CASE Sign Off
NUMBER		TEST CASE	Pass-Fail-N/A	Comments	DATE	Huawei	CUSTOMER
T01		Hardware
T01-01		Cabinet
T01-02		Cabling
T01-03		Auxiliary Equipment

T02		Power On
T02-01		Running Environment
T02-02		Fan Box
T02-03		Local Maintenance Terminal
T02-04		Board Loading

T03		Availability
T03-01		Display and Query of the Board Status
T03-02		Availability of the E1/T1 Port
T03-03		Availability of the E3/T3 Port
T03-04		Availability of the Maintenance Network Port

T04		H.248 Interface Function
T04-01		H.248 over SCTP
T04-02		Binary Coding Mode of H.248
T04-03		Registration Function
T04-04		MGW Out-of-Service Report
T04-05		Tracing and Resolution of H.248 Messages

T05		Office Management
T05-01		Office Management

T06		Alarm Management
T06-01		Query of Active Alarms
T06-02		Query of Alarm Logs
T06-03		Alarm Clearing

T07		Security Management
T07-01		Subscriber Management
T07-02		Interface Lock
T07-03		File Dump
T07-04		Online User Management
T07-05	C01.01	Access using authorized user
T07-06	C01.02	Access using unauthorized user
T07-07	C01.03	Configure the firewall by accessing the Access Control Lists (ACL)

T08		Log Management
T08-01		Query of Operation Logs
T08-02		Query of Running Logs
T08-03		Query of Call Logs
T08-04		Query of Security Logs

T09		Performance Management
T09-01		Creation of Performance Measurement Tasks
T09-02		Query of Performance Measurement Results
T09-03		Modification of Measurement Objects
T09-04		Modification of Performance Measurement Thresholds

T10		Trace Management
T10-01		Creation of Trace Tasks
T10-02		Query of Detail About Trace Messages
T10-03		Dump of Trace Messages
T10-04		Trace Review
T10-05	C01.04	Show interface tracing of Mc (UMG8900 to MSCe)

TEST CASE	M2000 Acceptance Test Plan	Condition: Pass-			TEST CASE Sign Off
NUMBER	TEST CASE	Fail-N/A	Comments	DATE	Huawei	CUSTOMER	CSR #
T01	Fault Management
T01-0101	Fault Alarm Information Storage
T01-0102	Event Alarm Information Storage
T01-0103	Fault Recovery Alarm Information Storage
T01-0201	Automatic Alarm Displacement
T01-0202	Manual Alarm Displacement
T01-0301	Fault Alarm Query
T01-0302	Event Alarm Query
T01-0303	History Fault Alarm Query
T01-0401	Alarm Automatic Synchronization
T01-0402	Alarm Manual Synchronization
T01-0501	Alarm Automatic Acknowledge
T01-0502	Alarm Manual Acknowledge
T01-0601	Alarm Unacknowledge
T01-0701	Alarm Automatic Clear
T01-0702	Alarm Manual Clear
T01-0801	Real Time Fault Alarm Browsing
T01-0802	Real Time Event Alarm Browsing
T01-0901	Alarm Level Redefinition
T01-0902	Modification of Alarm Level Redefinition
T01-0903	Cancellation of Alarm Level Redefinition
T01-1001	Alarm shielding
T01-1002	Modification of Alarm shielding
T01-1003	Cancellation of Alarm shielding
T01-1101	Current Alarm Display Filter
T01-1102	Event Alarm Display Filter
T01-1201	Alarm Statistics
T01-1202	Real Time Alarm Statistics
T01-1301	Query and Modification of Alarm Knowledge Base
T01-1302	Export/Import Alarm Knowledge Base
T01-1401	Alarm Notification through Alarm Client
T01-1402	Alarm Notification through Topological Interface
T01-1403	Alarm Notification through Alarm Box
T01-1501	M2000 Fault Detection, Alarm Collection and Alarm Recovery
T01-1601	Display Alarm through the Topological Nodes
T01-1602	Query Alarm through the Topological Nodes
T01-1701	Long Period Uncleared Alarm Detection and Alert

T02	Configuration Management
T02-0101	Configuration Data Manual Synchronization
T02-0201	Querying Configuration Data
T02-0301	Deleting NEs in Batch

T03	Performance Management
T03-0101	Importing/Exporting Measure Instance
T03-0102	Starting/Ending Measuring
T03-0201	Performance Feature Measure counters
T03-0301	Querying Real-Time Measure Result
T03-0302	Executing Real-Time Measuring
T03-0303	Refreshing Measure status of counter or Object
T03-0401	Suspending and Activating Measuring
T03-0501	Exporting Performance Result
T03-0601	Querying, Displaying and Printing Performance Result
T03-0701	Subscribing Performance Result
T03-0801	User Defined Counter Management
T03-0901	Querying Template Management
T03-1001	Setting Threshold
T03-1002	Modifying Threshold Setting
T03-1003	Deleting Threshold Setting
T03-1004	Suspending and Activating Threshold Setting

TEST CASE	M2000 Acceptance Test Plan	Condition: Pass-			TEST CASE Sign Off
NUMBER	TEST CASE	Fail-N/A	Comments	DATE	Huawei	CUSTOMER	CSR #
T04	System Management
T04-0101	Online Help
T04-0201	Online Monitoring System

T05	Security
T05-0101	Adding a User
T05-0102	Deleting a User
T05-0103	Viewing User Information
T05-0104	Modifying User Information
T05-0105	Binding a User to Multiple User Groups
T05-0106	Authorizing Binding Group
T05-0201	Browsing and Querying Alarm Filter
T05-0202	Browsing and Querying Feature Filter
T05-0301	System Auto Locking
T05-0401	Wrong Password Login
T05-0402	Unauthorized Creating Subnet Failure
T05-0501	Querying Log
T05-0601	Printing Log Query Result
T05-0602	Saving Log Query Result
T05-0701	Manual Displacing Log
T05-0702	Auto Displacing Log
T05-0801	User Operation Monitoring
T05-0802	Monitoring User Conversation and User Kicking out

T06	Topology Management
T06-0101	Create/Delete/Modify Physical Subnet
T06-0102	Create/Delete/Modify Physical NE
T06-0103	Create/Delete/Modify Virtual NE
T06-0104	Create/Delete/Modify Virtual Link
T06-0201	Topology Navigation Tree
T06-0301	Locating Topology Object by Name
T06-0302	Locating Topology Object by Property

TEST CASE	BSC Acceptance Test Plan	Condition:			TEST CASE Sign Off
NUMBER	TEST CASE	Pass-Fail-N/A	Comments	DATE	Huawei	CUSTOMER	CSR #
T01	Hardware Installation
T01-01	Equipment
T01-0101	Cabinets
T01-0102	Distributon of Cables and Optical Fibers
T01-0103	Lightning Protection and Grouding
T01-0104	Power Supply
T01-0105	Feeder Installation

T02	Power-on Test
T02-01	Running Status of Equipment
T02-0101	Status of Board Indicators
T02-0102	Running Status of Fan
T02-0103	BSC Power-on Test
T02-0104	BTS Power-On Test

T03	Voice Service Function
T03-01	MS Access
T03-0101	Network Capture During MS Switch-On
T03-02	Voice Call
T03-0201	MS Call
T03-0202	Call Release Test
T03-0203	service negotiation msg 2G handset
T03-0204	service negotiation msg 3G handset
T03-0205	TTY/TDD (711 call)
T03-03	Power Control
T03-0301	Fast forward power control
T03-0302	Reverse closed loop power control
T03-0303	forward link power control overload algorythm

T04	Operation Functions
T04-01	Local Terminal System
T04-0101	User login
T04-0102	Site Management
T04-02	System Management
T04-0201	Command Group Management
T04-0202	User Management
T04-0203	Workstation Management
T04-0204	Command Log Management
T04-0205	Timing Task Management
T04-0206	Database Management
T04-03	Alarm Management
T04-0301	Performs Critical, Major, Minor, warning alarms, verify alarm detection, alarm generation, alarm query and mask
T04-0302	Signaling Link Inhibit/Uninhibit
T04-0303	Alarm History Log
T04-04	Performance Management
T04-0401	Traffic Measurements Observing Through iManager M2000
T04-0402	Performance Management — query measurement data using various granularity periods
T04-0403	Performance Data Collection
T04-0404	Local Markov Calls
T04-0405	Edit BSS Thresholds
T04-05	Configuration Management
T04-0501	Dynamic Sector Adding/Removing Function
T04-0502	Dynamic Board Adding/Removing Function
T04-0503	Configuration Management — add, delete, modify and query data in the radio layer (system info, cell chan , etc.)

TEST CASE	BSC Acceptance Test Plan	Condition:			TEST CASE Sign Off
NUMBER	TEST CASE	Pass-Fail-N/A	Comments	DATE	Huawei	CUSTOMER	CSR #
T04-0504	Configuration Management — add, delete, modify and query data in the transport layer (system and physical info,etc.)
T04-0505	For time synchronization, Primary timing source unavailable, secondary source active
T04-0506	For transmission synchronization, Primary timing source unavailable, secondary source active
T04-0507	Control boards faulty, verify reliability configuration
T04-0508	Power supply faulty, verify reliabilty configuration
T04-0509	Test the AbortInitialize Action
T04-0510	RAN Element Management Access
T04-0511	Add / Edit IS2000BSS Sites and Cells
T04-0512	ADD / Remove Neighbor
T04-0513	Show Attributes (BSC / RBS / CDMA Channel)
T04-0514	Synchronization (Check / Up / Down / Report)
T04-06	Radio Resource Management
T04-0601	Radio Resource Management
T04-07	BTS Networking
T04-0701	BTS Object and Information Management Function

T05	Maintenance Function
T05-01	Equipment Maintenance
T05-0101	Subrack Maintenance
T05-0102	Board Maintenance
T05-0103	Show current load of system resources
T05-02	Interface Circuit Maintenance
T05-0201	Interface Circuit Maintenance
T05-0202	T1 Trunk Management
T05-03	SS7 Maintenance
T05-0301	Destination Signaling Point Management
T05-0302	SCCP Subsystem Management
T05-0303	MTP3 Signaling Link Set Management
T05-0304	MTP3 Signaling Link Management
T05-0305	ANSI Configuration
T05-04	Active-Standby Switchover
T05-0401	CSPU Active-Standby Switchover
T05-0402	CRMU Active-Standby Switchover
T05-0403	CMUX Active-Standby Switchover
T05-0404	CPCU Active-Standby Switchover
T05-0405	CHAC Active-Standby Switchover
T05-0406	CMPU Active-Standby Switchover
T05-0407	CNET Active-Standby Switchover
T05-05	Link Troubleshooting
T05-0501	BSC-BTS Link Troubleshooting
T05-0502	BSC-MSC Link Troubleshooting
T05-06	System Test Function
T05-0601	Subscriber Interface Tracing Test
T05-0602	System Status Monitoring

T06	CDMA2000 1X Data Service Function
T06-01	CDMA2000 1X Packet Data Call
T06-0101	CDMA2000 1X MS Set up/Release Packet Data Service Call
T06-02	Radio Resource Allocation of CDMA2000 1X Packet Data Service
T06-0201	Radio Resource Allocation Among Multiple CDMA2000 1X Packet Data Subscribers
T06-03	CDMA2000 1X SCH

TEST CASE	BSC Acceptance Test Plan	Condition:			TEST CASE Sign Off
NUMBER	TEST CASE	Pass-Fail-N/A	Comments	DATE	Huawei	CUSTOMER	CSR #
T06-0301	CDMA2000 1X SCH Dynamic Allocation
T06-04	CDMA2000 1X Packet Data Call Status Change
T06-0401	CDMA2000 1X Packet Data Service Changes from Active State to Dormant State (Network Initiated)
T06-0402	CDMA2000 1X Packet Data Service Changes from Active State to Dormant State (MS Initiated)
T06-0403	CDMA2000 1X Packet Data Service Changes from Dormant State to Active State (Network Initiated)
T06-0404	CDMA2000 1X Packet Data Service Changes from Dormant State to Active State (MS Initiated)
T06-0405	CDMA2000 1X Packet Data Service Changes from Dormant State to Null State (MS Initiated)
T06-0406	Speech Call with CDMA2000 1X Packet Data Service in Dormant State
T06-05	CDMA2000 1X Packet Data Service Application
T06-0501	Web Browse
T06-0502	FTP File Transmission (Downlink)
T06-0503	FTP File Transmission (Uplink)

T07	Switch Subsystem
T07-01	Switch Subsystem Management
T07-0101	Switch Subsystem Configuration
T07-0102	Switch Subsystem Maintenance

T08	Handoff
T08-0101	Perform Intra-BSC Hard Handoff (different freq.)
T08-0102	Two and Three-way Soft Handoff (Voice)
T08-0103	Three-way Softer-Soft Handoff
T08-0104	Intra BSC Channel Assignment Soft Handoff
T08-0105	inter frequency idle handoff
T08-0106	3G multi cxr hard handoff
T08-0107	2G multi cxr hard handoff
T08-0108	HHO using rtd
T08-0109	Call redirection at mobile origination/termination due to blocking
T08-0110	1X/1X softer handoff during active packet data call
T08-0111	2G Two and Three-way Soft Handoff (Voice)
T08-0112	soft handoff combined neighbor list message
T08-0113	Intra BSC Hard Handoff
T08-0114	Intra BSC Access Hand Off
T08-0115	Intra and Inter BSC Channel Assignment Soft Handoff
T08-0116	multi cxr frequency assignment
T08-0117	1X/1X intra BSC soft handoff during active packet data call
T08-0118	Intra BSS hard handoff into soft handoff
T08-0119	Access entry handoff
T08-0120	Access handoff

T09	Miscellous
T09-0101	RC4 assignment
T09-0102	RC4 blocked assignment
T09-0103	Implement extension boundary paging in BSC
T09-0104	service negotiation msg 2G handset
T09-0105	service negotiation msg 3G handset
T09-0106	Fast forward power control
T09-0107	Reverse closed loop power control
T09-0108	forward link power control overload algorythm
T09-0109	multi cxr site load balancing

TEST CASE	BSC Acceptance Test Plan	Condition:			TEST CASE Sign Off
NUMBER	TEST CASE	Pass-Fail-N/A	Comments	DATE	Huawei	CUSTOMER	CSR #
T10	CDMA2000 1x EV-DO High Rate Packet Data (HRPD) Service
T10-01	CDMA2000 1x EV-DO Service Maintenance

TEST CASE	BTS 3606A Acceptance Test Plan	Condition:			TEST CASE Sign Off
NUMBER	TEST CASE	Pass-Fail-N/A	Comments	DATE	Huawei	CUSTOMER	CSR #
T01	T01 Hardware Installation Inspection
T01-01	Cabinets (BTS3606AE)
T01-03	Layout of Cables and Fibers
T01-04	Lightning Protection and Grounding
T01-05	Connection of Power Cables
T01-06	Storage Battery or Battery Cabinet
T01-07	Antennas and Feeders
T01-08	Environment Monitoring Devices (BTS3606AE)

T02	Power-up Test
T02-01	Power Supply Unit (PSU)
T02-02	Storage Batteries
T02-03	Integrated Devices

T03	Radio Frequency (RF) Test (BTS3606AE)
T03-01	CMTR Transmit Power Test

T04	Service and Function Test
T04-01	MS Access Network after Switch-on
T04-02	MS Call Test
T04-03	MS Call Release
T04-04	Sector Call Test
T04-05	Soft/Softer Handoff

T05	O&M Function Test
T05-01	Connection and Maintenance of Telnet Maintenance Console
T05-02	Connection and Configuration of OMC
T05-03	Software Downloading and Activation
T05-04	Sector Carrier Blocking
T05-05	Sector Carrier Unblocking
T05-06	Physical Resource Blocking
T05-07	Physical Resource Unblocking
T05-08	Software and Hardware Reset of Boards
T05-09	Board Status Query
T05-10	Alarm Reporting and Query
T05-11	Board Loopback Test
T05-12	Initiating Active-Standby Switchover
T05-13	Initiating Active-Standby Switchover due to the Active Board Failure
T05-14	Version Information Query
T05-15	Resource Tracing
T05-16	Power Supply Monitoring
T05-17	BTS Recovery Tool Selective Recovery
T05-18	BTS Recovery Tool Full Recovery
T05-19	BTS Software Loading Function
T05-20	BTS Parameter Configuration
T05-21	Equipment Management
T05-22	Test Management Function
T05-23	BTS Tracing and Management

T06	Trunk Recovery and Power Failure Recovery
T06-01	Trunk Recovery
T06-02	Power Failure Recovery
T06-03	BTS Clock Synchronization Loss Recovery

T07	Outdoor BTS Monitoring Software System Test (BTS3606AE)

Market Provisioning Test Plan

	Status	Phone Number	ESN	Rate Plan
Phone 1	Active			A30
Phone 2	Active			A30
Phone 3	Active			A30
Phone 4	Active			A30

DAY 1
Outcome
Test #	Owner	Scenario	Success	Failure	Comment
1	IT Launch	Phones activated in 054
2	SOM	Program ALL phones, OTA *228
3	SOM	Label all phones 1, 2, 3, & 4
4	SOM	Verify the you are able to make mobile to mobile phone calls.
5	SOM	P2 call P1 verify no features, P1 call P3 verify no features, P3 call P2 verify no features
6	SOM	Change P3 to A40. P3 call 858.882.9008, verify not rated through Voicecue
7	SOM	P3 call Int/L Canada 416-597-9200, verify insufficient funds msg
8	SOM	P3 call Int/L Mexico 011-52-55-5080-2000, verify insufficient funds msg
9	SOM	P1 call Alaska 907-929-3456, verify insufficient funds msg
10	IT Launch	P2 changed to C45 w/ F6 add ZMM, P1 changed to C35 add F5B
11	SOM	P3 call P2, verify Call ID, P1 call P2 verify Call ID, Call Wt, VM indicator/retrieval
12	SOM	P2 send txt msg to P1, verify it went through
13	SOM	P2 call P1 verify Call ID, P3 call P1 verify Call ID, Call Wt, VM indicator/retrieval
14	SOM	P2 call 858.882.9173, verify not rated through Voicecue
15	SOM	P2 call Int/L Canada 416-597-9200, verify insufficient funds msg
16	SOM	P2 call Int/L Mexico 011-52-55-5080-2000, verify insufficient funds msg
17	SOM	P2 call Alaska 907-929-3456, verify insufficient funds msg
18	IT Launch	Add CIB to P3
19	SOM	P3 call P2, verify Call ID blocking
20	IT Launch	Remove CIB from P3, Add HOT to P3
21	SOM	P2 call P3, verify Hotline status
22	IT Launch	Remove HOT from P3, add TMS to P3
23	SOM	P3 send txt msg to P2, verify it went through
24	IT Launch	Add MC5 to P2, verify deducts $5.00

Market Provisioning Test Plan

	Status	Phone Number	ESN	Rate Plan
Phone 1	Active			A30
Phone 2	Active			A30
Phone 3	Active			A30
Phone 4	Active			A30

DAY 1
Outcome
Test #	Owner	Scenario	Success	Failure	Comment
25	IT Launch	Remove TMS from P3, Add BRW to P3 and $5 to Any Use Bucket
26	SOM	P3 download ringtone
27	IT Launch	Verify downloaded rated at $2.99/ringtone
28	IT Launch	Remove BRW from P3, Add MMS to P3
29	SOM	P3 send picture msg to P2, verify pic msg sent/received
30	SOM	P2 send picture msg to P3, verify pic msg sent/received
31	IT Launch	Remove MMS from P3, Add MMR to P3
32	SOM	P2 send picture msg to P3, verify pic msg sent/received
33	SOM	P3 send picture msg to P2, verify pic msg not sent
34	IT Launch	Add VAC to P1
35	SOM	P2 call P1, verify call does not go through
36	IT Launch	Remove VAC from P1, Add CIB to P1
37	SOM	P1 call P3, verify Call ID Blocking
38	IT Launch	Remove CIB from P1, Add HOT to P1
39	SOM	P3 call P1, verify hotline status
40	IT Launch	Add BRW to P2 and $7 to Any Use bucket
41	SOM	P2 download game
42	IT Launch	Verify downloaded rated at $5.99/ringtone
43	IT Launch	Add DAT to P4
44	SOM	P4 browse WEB Portal, verify cannot select category
45	IT Launch	Remove DAT from P4, Add WAP to P4
46	SOM	P4 utilize WEB Portal
47	IT Launch	Remove WAP from P4, Add UDA to P4
48	SOM	P4 call 411
49	IT Launch	Verify OI 23, and DA not rated through VC
50	IT Launch	Remove UDA from P4, verify OI returns to 6
51	SOM	Test VOIP number (VOIP NUMBER 1/VOIP NUMBER 2), 611
52	IT Launch	Call P1, P2, P3, P4
53	IT Launch	Send txt msg to P2 from Non-Cricket phone (858-220-0448)
54	IT Launch	Send txt msg to P1 from website.
55	SOM	Send txt msg to P3 from Non-Cricket phone () within market (LEX phone number)
56	SOM	*PAY

Market Provisioning Test Plan

	Status	Phone Number	ESN	Rate Plan
Phone 1	Active			A30
Phone 2	Active			A30
Phone 3	Active			A30
Phone 4	Active			A30

VOICECUE
Outcome
Test #	Owner	Scenario	Success	Failure	Comment
1	IT Launch	Remove HOT from P3, add $5 to CANMEX bucket for P3
2	SOM	P3 call Int/L Canada 416-597-9200
3	IT Launch	Verify call rated at $0.05/min
4	SOM	P3 call Int/L Mexico 011-52-55-5080-2000
5	IT Launch	Verify call rated at $0.05/min
6	IT Launch	Add $10 to Any Use bucket for P3
7	SOM	P3 call Alaska 907-929-3456
8	IT Launch	Verify call rated at $0.08/min
9	IT Launch	Add $2 to Monthly DA bucket for P3
10	SOM	P3 call DA
11	IT Launch	Verify call rated at $1.00 from Monthly DA bucket
12	SOM	P3 call Intl France 011 331 431 22 222
13	IT Launch	Verify P1 call rated through VC at $0.10
14	SOM	P3 call Intl England 011 44 20 7600 3699
15	IT Launch	Verify P3 call rated through VC at $0.10
16	SOM	P3 call Intl Portugal 011 351 217 273 300
17	IT Launch	Verify P3 call rated through VC at $0.10
18	SOM	P3 called intl Romania 011 40 21 200 3381
19	IT Launch	Verify P3 call rated through VC at $0.20
20	SOM	P3 called intl Belize 011 501 223 0802
21	IT Launch	Verify P3 call rated through VC at $0.30
22	SOM	P3 called intl Haiti 011 509 222 0200
23	IT Launch	Verify P3 call rated through VC at $0.60

Market Provisioning Test Plan

	Status	Phone Number	ESN	Rate Plan
Phone 1	Active			A30
Phone 2	Active			A30
Phone 3	Active			A30
Phone 4	Active			A30

In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.
Exhibit V

Call							Special
Model #	Call Scenario	Calling Number	Called Number	Date	Start Time	Duration	Instructions/Comments
1	L/M -> L/M (M/M)
3	L/M -> 611 (M/L)
4	L/M -> 911 (M/L)
5	L/M -> 800 NXX Line
8	L/M -> L/L
9	L/M -> T/L Interlata/Intrastate
10	L/M -> T/L Intralata/Interstate
11	L/M -> T/L Interstate
12	L/M — T/L U.S. Territories
*Not critical, but if you can perform, please do
14	L/M -> to Mexico International
15	L/M -> 1+ to Canada International

Call
Model #	Call Scenario
16	L/M -> 7 Digit Dial
*If market supports this
17	L/M 1 + 7 Digit Dial
*If market supports this
18	Lost Signal Dropped Call
*Not critical, but if you can perform, please do
19	L/L -> L/M L- M (Incoming)
20	L/M -> L/M M -M (busy) > 30sec
21	L/M -> L/M M-M (busy) < 30sec
22	L/M -> L/L M-L (busy) > 30secs

Call							Special
Model #	Call Scenario	Calling Number	Called Number	Date	Start Time	Duration	Instructions/Comments
23	L/M -> L/L M-L (Busy) < 30secs
24	L/M -> Star (*) Calls
26	L/M -> # Calls
*If market supports this
27	L/M -> 411(DA)

Call
Model #	Call Scenario	Insufficient Balance
28	L/M -> 555-1212 (DA)	Insufficient Balance
30	L/M -> 411 (DACC) Local Call Completion
*If market supports this
31	L/M -> 411 (DACC) LD Call Completion
*If market supports this

Special
Call			Instructions/
Model #	Call Scenario		Comments
Call Waiting Call Series
100-1	1. A L/M->B L/M , CW 2. C L/M -> A L/M
100-2	1. A L/M->B L/M , CW 2. C L/M -> A L/M
101-1	1. A L/M -> Land , CW 2. C L/M -> A L/M
101-2	1. A L/M -> Land , CW 2. C L/M -> A L/M
102-1	1. A L/M -> B L/M . CW
	2. C L/M -> A L/M *	Busy
102-2	1. A L/M -> B L/M . CW
	2. C L/M -> A L/M *	Busy
103-1	1. A L/M -> Land . CW 2. C L/M -> A L/M *
103-2	1. A L/M -> Land . CW 2. C L/M -> A L/M *

Special
Call		Instructions/
Model #	Call Scenario	Comments
104-1	1. A L/M -> Land T/L 2. C L/M -> A L/M *
104-2	1. A L/M -> Land T/L 2. C L/M -> A L/M *

105-1	1.A L/M -> B L/M. CW 2. T/L -> A L/M *
105-2	1. A L/M -> B L/M. CW 2. T/L -> A L/M *

Call
Model #	Call Scenario
Three-Way Calling Series
150-1	1. A L/M ->B L/M, then 2. A L/M -> C L/M
150-2	1. A L/M ->B L/M, then 2. A L/M -> C L/M
151 -1	1. A L/M ->B L/M, then 2 B L/M -> C L/M.
151 -2	1. A L/M ->B L/M, then 2 B L/M -> C L/M.
152-1	1. A L/M ->B L/M, then 2. B L/M ->C L/M busy
152-2	1. A L/M ->B L/M, then 2. B L/M ->C L/M,busy

Call
Delivery
Series
400	Call Delivery L-M
400	Call Delivery M-M
401	Call Delivery L-M-L
402	Call Delivery L-M-M

Voice Mail Series

Call		Start		Special
Model #	Call Scenario	Time	Duration	Instructions/Comments
500	VM Deposit A L/M -> B L/M
501	VM Deposit L/L -> B L/M
502	VM Retrieve B L/M -> B L/M			Dial own 10 digit number
504-1	VM Retrieve B L/M -> B L/M			Any special translation numbers (Star codes, etc.) Please note code used
Miscellaneous Call Series

Call		Start		Special
Model #	Call Scenario	Time	Duration	Instructions/Comments
600	Additional Call Types
L/M-> ANY 10 DIGIT ENDING IN 911 *Not critical, but if you can perform, please do
Number Pooling Call Series (P = Pooled Number)

Call		Special
Model #	Call Scenario	Instructions/Comments
702-1	P/L/M -> P/L/M (MIN≠MDN)
703-1	P/L/M -> L/M (MIN≠MDN)
707-1	P/L/M -> F/M (MIN≠MDN)
709-1	P/L/M -> L/L (MIN≠MDN)
711-1	P/L/M -> T/L (MIN≠MDN)
*Long Distance
712-1	VM Deposit — P/L/M -> P/L/M (MIN≠MDN)
714-1	P/L/M -> 911 (MIN≠MDN)
715-1	P/L/M -> Customer Care (611) (MIN≠MDN)

Notes:

1.	These test items are AMA test items. Cricket shall develop the ATP test plan and execute all tests. Huawei provides interface support.

2.	If third party fails any test which is not caused by Huawei system, there shall be no impact on Huawei system acceptance

Market Provisioning Test Plan

	Status	Phone Number	ESN	Rate Plan
Phone 1	Active			PP0
Phone 2	Active			PP0
Phone 3	Active			PP0
DAY 1

Outcome
Test #	Owner	Scenario	Success	Failure	Comment
1	IT Launch	Phones activated in 054
2	SOM	Program ALL phones, OTA *228
3	SOM	Label all phones 1, 2, & 3
4	SOM	Verify the you are able to make mobile to mobile phone calls.
5	SOM	P3 call P2, verify Call ID, P1 call P2 verify Call ID, Call Wt, VM indicator/retrieval
6	SOM	502-224-1010 (M) call P1, verify Call ID, 502-327-7183 (LL) call P1 verify Call ID, Call Wt, VM indicator/retrieval
7	SOM	P1 call P2, P1 call P3; connect 3-way
8	SOM	P2 send P1 txt msg, verify msg indicator
VOICECUE

In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.
Exhibit V
DACC/UDA
Technical Implementation
End-to-End Test Plan
Version # 1
Date June 14, 2006
1	DACC/DA Technical Implementation End-to-End Test Plan

1.1	Background
The following information was copied from “UDA Product Specification 060428 draft 3 2”.
Cricket currently has a Directory Assistance (DA) product. Customers can dial 411 and request a phone number for a person or business. Customers are given the phone number which they must then dial to be connected as their call is not automatically connected to the requested number.
Several Cricket rate plans have two or three DA calls included with the price of the rate plan, such as Cricket Unlimited Access, Cricket Unlimited Plus, Cricket +2, and Cricket Talk. Customers who do not have DA calls included with their rate plan (as well as those who do but need to make additional 411 calls) can purchase DA calls on a prepaid basis at $1 per call. Funds to purchase DA calls are deducted from the customer’s Flex Bucket.
Changes to the current DA offering are:
Offer an ‘unlimited’ DA feature. This feature will only be available to customers on currently offered rate plans except C30, C35 and A30 and A35.
Implement Call Completion for customers that are on any unlimited long distance (LD) plan. This includes legacy plans such as Cricket Unlimited as well as the current Cricket Unlimited Access Plan and Cricket Unlimited Plus Plan.
Implement CC for Jump customers. This is on a per minute and per call basis.
Implement CC for customers when they are roaming. This is on a per minute and per call basis.
The two free DA calls must also be removed from the A45 and C45 rate plans when UDA is implemented. I.T. must create a new feature package.
Customers who do not purchase the unlimited DA feature will still be able to place 411 calls as they do today at a fee of $1.00 per transaction. Customers who are on an unlimited LD rate plan will also have their calls completed.
See chart below for functionality by rate plan.

Rate Plans							Legacy	Legacy
	A/C 30	A/C 35	A/C 40	A/C 45	JUMP	ROAMING	With ULD	Without ULD
FUNCTIONALITY
Purchase Unlimited DA			X	X
Purchase Transactional DA	X	X	X	X	X	X	X	X
Have Calls Completed if on UDA			X	X
Have Calls Completed if not on UDA			X	X	X	X	X
1.2	Testing Scope
The tests documented in this plan cover only the technical implementation and testing for OI23, which includes:
–	Full English Automation

–	Partial English Automation

–	Partial Spanish Automation

–	Testing UDA scenarios on AC 40 & AC 45 rate plans, including those with & without ECA, and in Local & Roaming markets

–	Testing DACC scenarios

–	Testing of JUMP scenarios

Tests not within the scope of this plan are:
–	Customer/sales experience in adding the UDA feature to the rate plan

–	Testing/validation of data/information passing from POS to call implementation
1.3	Testing Logistics
In order to test all of the scenarios, test phones will need to be set up as follows:
1.	Local market test phone on customer rate plan (details for each test scenario are listed in the test cases)

2.	Ability to change rate plans, add and remove ECA and Funds

3.	Roaming test phone for the market, on customer rate plan

4.	Ability to change rate plans, add and remove ECA and Funds
2. Call Flows

3. UDA/DACC Test Cases: OI 23, 13, 8
A. AC40 — Local
1. AC40, no UDA, no ECA, no Funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8893
Hear message(s)
1. (no funds)
2. Call is ended
2. AC40, UDA, No ECA, no Funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8893
Hear message(s)
“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”
	Stay on the line	Hear prompt “What city and state please?”
	Say: “(city), (state)”	Hear prompt requesting listing
	Say “time & temperature”	Hear audio response for listing (may hear “we have a listing for X, would you like that one?”)
	Remain online	Hear “Please hold while your call is being connected”
	Remain online	Connected to requested number
3. AC40, UDA, ECA, no funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 555-1212	Verify call is routed to DID # 602-458-8893
Hear message(s)
“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”
	Press 1	Hear prompt “What city and state please?”
	Remain silent	Forwarded to Eng speaking operator... — they conduct search (asking for city & state and listing)
	Respond to agent with city, state,, & listing, time & temperature	Operator thanks you for calling and sends you to automation with listing information.
	Remain online	Hear “Please hold while your call is being connected”
	Remain online	Connected to requested number
4. AC40, UDA, ECA, FUNDS
Will test in English but verify go to Spanish operator

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset(NPA) 555-1212	Verify call is routed to DID # 602-458-8893
Hear message(s)

“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”
	Press 2	Routed to Spanish speaking operator — conducting search by asking for city, state, and listing
	Tell operator you are conducting a test, (if you are not fluent in Spanish, they do all speak English) — respond with city, state and request Time & Temperature	Operator thanks you for calling and sends you to automation with listing information.
	Remain online	Hear “Please remain on the line, your call is being connected at no additional charge” — (in Spanish)
	Remain online	Connected to requested number
5. AC40. no UDA, ECA, Funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8879
Hear message(s)
“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”
	Stay on the line	Hear prompt “What city and state please?”
	Say: “(city), (state)”	Hear prompt requesting listing
	Say “time & temperature”	Hear audio response for listing (may hear “we have a listing for X, would you like that one?”)
	Remain online	Hear “Please hold while your call is being connected”
	Remain online	Connected to requested number

6. AC40, no UDA, no ECA, Funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8879
Hear message(s)
“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”
	Stay on the line	Hear prompt “What city and state please?”
	Say: “(city), (state)”	Hear prompt requesting listing
	Say “time & temperature”	Hear audio response for listing (may hear “we have a listing for X, would you like that one?”)
	Remain online	Hear “the number you have requested is (NPA) NXX-xxxx, again, that number is (NPA) NXX — xxxx.”
	Remain online	Hear prompt “For another listing, press 1”
	End call	No further action required
B. AC45 — local
1. AC45, no UDA, no ECA, no Funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8893
Hear message(s)
1. (no funds)
2. Call is ended
2. AC45, UDA, No ECA, no Funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8893
Hear message(s)
“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”
	Stay on the line	Hear prompt “What city and state please?”
	Say: “(city), (state)”	Hear prompt requesting listing
	Say “time & temperature”	Hear audio response for listing (may hear “we have a listing for X, would you like that one?”)
	Remain online	Hear “Please hold while your call is being connected”
	Remain online	Connected to requested number
3. AC45, UDA, ECA, no funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 555-1212	Verify call is routed to DID # 602-458-8893
Hear message(s)
“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”
	Press 1	Hear prompt “What city and state please?”
	Remain silent	Forwarded to Eng speaking operator... — they conduct search (asking for city & state and listing)
	Respond to agent with city, state,, & listing, time & temperature	Operator thanks you for calling and sends you to automation with listing information.
	Remain online	Hear “Please hold while your call is being connected”
	Remain online	Connected to requested number
4. AC45, UDA, ECA, FUNDS
Will test in English but verify go to Spanish operator

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset(NPA) 555-1212	Verify call is routed to DID # 602-458-8893
Hear message(s)
“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”
	Press 2	Routed to Spanish speaking operator — conducting search by asking for city, state, and listing
	Tell operator you are conducting a test, (if you are not fluent in Spanish, they do all speak English) — respond with city, state and request Time & Temperature	Operator thanks you for calling and sends you to automation with listing information.
	Remain online	Hear “Please remain on the line, your call is being connected at no additional charge” — (in Spanish)
	Remain online	Connected to requested number
5. AC45. no UDA, ECA, Funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8879
Hear message(s)
“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”
	Stay on the line	Hear prompt “What city and state please?”
	Say: “(city), (state)”	Hear prompt requesting listing
	Say “time & temperature”	Hear audio response for listing (may hear “we have a listing for X, would you like that one?”)
	Remain online	Hear “Please hold while your call is being connected”
	Remain online	Connected to requested number

6. AC45, no UDA, no ECA, Funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8879

Hear message(s)

“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”

	Stay on the line	Hear prompt “What city and state please?”

	Say: “(city), (state)”	Hear prompt requesting listing

	Say “time & temperature”	Hear audio response for listing (may hear “we have a listing for X, would you like that one?”)

	Remain online	Hear “the number you have requested is (NPA) NXX-xxxx, again, that number is (NPA) NXX – xxxx.”

	Remain online	Hear prompt “For another listing, press 1”

	End call	No further action required
C. AC40 ROAMING
1. AC40 roaming, no UDA, no ECA, no Funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8879

Hear message(s)

1. (no funds)

2. Call is ended
     2. AC40 roaming, UDA, No ECA, no Funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8879

Hear message(s)

“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”

	Stay on the line	Hear prompt “What city and state please?”

	Say: “(city), (state)”	Hear prompt requesting listing

	Say “time & temperature”	Hear audio response for listing (may hear “we have a listing for X, would you like that one?”)

	Remain online	Hear “Please hold while your call is being connected”

	Remain online	Connected to requested number
3. AC40 roaming, UDA, ECA, no funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 555-1212	Verify call is routed to DID # 602-458-8879

Hear message(s)

“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”

	Press 1	Hear prompt “What city and state please?”

	Remain silent	Forwarded to Eng speaking operator... — they conduct search (asking for city & state and listing)

	Respond to agent with city, state,, & listing, time & temperature	Operator thanks you for calling and sends you to automation with listing information.

	Remain online	Hear “Please hold while your call is being connected”

	Remain online	Connected to requested number
4. AC40 roaming, UDA, ECA, FUNDS
Will test in English but verify go to Spanish operator

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset(NPA) 555-1212	Verify call is routed to DID # 602-458-8879

Hear message(s)

“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”

	Press 2	Routed to Spanish speaking operator – conducting search by asking for city, state, and listing

	Tell operator you are conducting a test, (if you are not fluent in Spanish, they do all speak English) – respond with city, state and request Time & Temperature	Operator thanks you for calling and sends you to automation with listing information.

	Remain online	Hear “Please remain on the line, your call is being connected at no additional charge” – (in Spanish)

	Remain online	Connected to requested number

5. AC40 roaming, no UDA, ECA, Funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8879

Hear message(s)

“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”

	Stay on the line	Hear prompt “What city and state please?”

	Say: “(city), (state)”	Hear prompt requesting listing

	Say “time & temperature”	Hear audio response for listing (may hear “we have a listing for X, would you like that one?”)

	Remain online	Hear “Please hold while your call is being connected”

	Remain online	Connected to requested number
6. AC40 roaming, no UDA, no ECA, Funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8879

Hear message(s)

“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”

	Stay on the line	Hear prompt “What city and state please?”

	Say: “(city), (state)”	Hear prompt requesting listing

	Say “time & temperature”	Hear audio response for listing (may hear “we have a listing for X, would you like that one?”)

	Remain online	Hear “the number you have requested is (NPA) NXX-xxxx, again, that number is (NPA) NXX – xxxx.”

	Remain online	Hear prompt “For another listing, press 1”

	End call	No further action required
D. AC45 ROAMING
1. AC45 roaming, no UDA, no ECA, no Funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8879

Hear message(s)

1. (no funds)

2. Call is ended
2. AC45 roaming, UDA, No ECA, no Funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8879

Hear message(s)

“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”

	Stay on the line	Hear prompt “What city and state please?”

	Say: “(city), (state)”	Hear prompt requesting listing

	Say “time & temperature”	Hear audio response for listing (may hear “we have a listing for X, would you like that one?”)

	Remain online	Hear “Please hold while your call is being connected”

	Remain online	Connected to requested number
3. AC45 roaming, UDA, ECA, no funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 555-1212	Verify call is routed to DID # 602-458-8879

Hear message(s)

“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”

	Press 1	Hear prompt “What city and state please?”

	Remain silent	Forwarded to Eng speaking operator... — they conduct search (asking for city & state and listing)

	Respond to agent with city, state,, & listing, time & temperature	Operator thanks you for calling and sends you to automation with listing information.

	Remain online	Hear “Please hold while your call is being connected”

	Remain online	Connected to requested number
4. AC45 roaming, UDA, ECA, FUNDS
Will test in English but verify go to Spanish operator

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset(NPA) 555-1212	Verify call is routed to DID # 602-458-8879

Hear message(s)

“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”

	Press 2	Routed to Spanish speaking operator – conducting search by asking for city, state, and listing

	Tell operator you are conducting a test, (if you are not fluent in Spanish, they do all speak English) – respond with city, state and request Time & Temperature	Operator thanks you for calling and sends you to automation with listing information.

	Remain online	Hear “Please remain on the line, your call is being connected at no additional charge” – (in Spanish)

	Remain online	Connected to requested number

5. AC45 roaming, no UDA, ECA, Funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8879

Hear message(s)

“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”

	Stay on the line	Hear prompt “What city and state please?”

	Say: “(city), (state)”	Hear prompt requesting listing

	Say “time & temperature”	Hear audio response for listing (may hear “we have a listing for X, would you like that one?”)

	Remain online	Hear “Please hold while your call is being connected”

	Remain online	Connected to requested number
6. AC45 roaming, no UDA, no ECA, Funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8879

Hear message(s)

“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”

	Stay on the line	Hear prompt “What city and state please?”

	Say: “(city), (state)”	Hear prompt requesting listing

	Say “time & temperature”	Hear audio response for listing (may hear “we have a listing for X, would you like that one?”)

	Remain online	Hear “the number you have requested is (NPA) NXX-xxxx, again, that number is (NPA) NXX – xxxx.”

	Remain online	Hear prompt “For another listing, press 1”

	End call	No further action required
E. UDA/DACC Test Cases: OI 6, 11
1. C35, no ECA, no funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8737

Hear message(s)

1. (no funds)

2. Call is ended
2. C35, no ECA, funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8737

Hear message(s)

“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”

	Stay on the line	Hear prompt “What city and state please?”

	Say: “(city), (state)”	Hear prompt requesting listing

	Say “time & temperature”	Hear audio response for listing (may hear “we have a listing for X, would you like that one?”)

	Remain online	Hear “The number is (NPA) NXX-XXXX Once again that number is (NPA) NXX-XXXX. For another listing, press 1”

	Remain online	Call ended
3. C35, with ECA, funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8737

Hear message(s)

“Cricket Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”

	Stay on the line	Hear prompt “What city and state please?”

	Say: “(city), (state)”	Hear prompt requesting listing

	Say “time & temperature”	Hear audio response for listing (may hear “we have a listing for X, would you like that one?”)

	Remain online	Hear “The number is (NPA) NXX-XXXX Once again that number is (NPA) NXX-XXXX. For another listing, press 1”

	Remain online	Call ended
F. UDA/DACC test cases: OI12
1. JUMP local, no funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8875

Hear message(s)

1. (no funds)

2. Call is ended

2. JUMP local, funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8875

Hear message(s)

“Jump Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”

	Stay on the line	Hear prompt “What city and state please?”

	Say: “(city), (state)”	Hear prompt requesting listing

	Say “time & temperature”	Hear audio response for listing (may hear “we have a listing for X, would you like that one?”)

	Remain online	Hear “The number is (NPA) NXX-XXXX Once again that number is (NPA) NXX-XXXX. For another listing, press 1”

	Remain online	Call ended
3. JUMP Roaming with funds

Time/Date	Action	Desired Results	Pass/Fail	Notes
	From handset, dial 411	Verify call is routed to DID # 602-458-8879

Hear message(s)

“Jump Directory assistance.” “For English please stay on the line or press 1. Para Espanol, oprima dos.”

	Stay on the line	Hear prompt “What city and state please?”

	Say: “(city), (state)”	Hear prompt requesting listing

	Say “time & temperature”	Hear audio response for listing (may hear “we have a listing for X, would you like that one?”)

	Remain online	Hear “The number is (NPA) NXX-XXXX Once again that number is (NPA) NXX-XXXX. For another listing, press 1”

	Remain online	Call ended

Notes:

1.	These test items are UDA test items. Cricket shall develop the ATP test plan and execute all tests. Huawei provides interface support.

2.	If third party fails any test which is not caused by Huawei system, there shall be no impact on Huawei system acceptance

In the event of any conflict or inconsistency between the terms of the Amended and Restated System Equipment Purchase Agreement and this exhibit, such conflict or inconsistency shall be resolved by giving precedence to the Agreement.
Exhibit V
CALEA Test
CALEA tracking of all required features and calls

Notes:

1.	These test items are CALEA test items. Cricket shall develop the ATP test plan and execute all tests. Huawei provides interface support.

2.	If third party fails any test which is not caused by Huawei system, there shall be no impact on Huawei system acceptance

2/20/2009